                                                      --------------------------
                                                            OMB APPROVAL
                                                      --------------------------
                                                      OMB Number: 3235-0307
                                                      Expires: November 30, 2010
                                                      Estimated average burden
                                                      hours per response: 657.0
                                                      --------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     (No. 2-34393)                                                           [X]

     Pre- Effective Amendment No. ___                                        [ ]

     Post-Effective Amendment No. 123                                        [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
     OF 1940 (No. 811-1879)                                                  [X]

     Amendment No. 106                                                       [X]

                        (Check appropriate box or boxes.)

JANUS INVESTMENT FUND
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: 303-333-3863

Stephanie Grauerholz-Lofton - 151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on February 27, 2009 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 February 27, 2009




                                 BOND
                                   Janus Flexible Bond Fund
                                   Janus High-Yield Fund
                                   Janus Short-Term Bond Fund
                                 MONEY MARKET
                                   Janus Money Market Fund
                                   Janus Government Money Market Fund






                              JANUS INVESTMENT FUND

                                   Prospectus


    ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing directly with the Funds.

(JANUS LOGO)




              This Prospectus describes five portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.


              Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund are collectively referred to as the "Bond Funds."


              Janus Money Market Fund and Janus Government Money Market Fund are collectively referred to as the "Money Market Funds."

TABLE OF CONTENTS
--------------------------------------------------------------------------------






  RISK/RETURN SUMMARY
    Bond Funds
      Janus Flexible Bond Fund........................    2
      Janus High-Yield Fund...........................    7
      Janus Short-Term Bond Fund......................   12
    Money Market Funds
      Janus Money Market Fund.........................   16
      Janus Government Money Market Fund..............   19

  FEES AND EXPENSES...................................   22

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS
    Bond Funds........................................   25
      Frequently asked questions about principal
      investment strategies...........................   25
      Risks...........................................   27
      Frequently asked questions about certain risks..   28
      General portfolio policies......................   31
    Money Market Funds................................   37

  MANAGEMENT OF THE FUNDS
    Investment adviser................................   41
    Payments to financial intermediaries by Janus
    Capital or its affiliates.........................   41
    Management expenses...............................   42
    Investment personnel..............................   45

  OTHER INFORMATION...................................   48

  DISTRIBUTIONS AND TAXES.............................   52

  SHAREHOLDER'S MANUAL
    Doing business with Janus.........................   58
    Minimum investments...............................   59
    Types of account ownership........................   59
    To open an account or buy shares..................   62
    To exchange shares................................   63
    To sell shares....................................   63
    Excessive trading.................................   67
    Redemption fee....................................   71
    Shareholder services and account policies.........   77

  FINANCIAL HIGHLIGHTS................................   82

  GLOSSARY OF INVESTMENT TERMS........................   88

  EXPLANATION OF RATING CATEGORIES....................   96









                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FLEXIBLE BOND FUND

  Janus Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,


2  Janus Investment Fund
  including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.



MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally decline as interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.





                                                          Risk/return summary  3

  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.



  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods



4  Janus Investment Fund
  indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  JANUS FLEXIBLE BOND FUND



   Annual returns for periods ended 12/31
          0.46%     4.89%     7.23%     9.93%     6.37%     3.82%     1.79%     4.12%     6.87%     5.64%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  3rd-2002 5.37%     Worst Quarter:  2nd-2004 (2.99)%






                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                          1 year   5 years   10 years       (7/7/87)
  Janus Flexible Bond Fund
    Return Before Taxes                                    5.64%    4.43%      5.08%          7.36%
    Return After Taxes on Distributions                    4.05%    2.79%      3.08%          4.66%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           3.63%    2.81%      3.09%          4.66%
  Barclays Capital U.S. Aggregate Bond Index(2)            5.24%    4.65%      5.63%          7.41%(3)
    (reflects no deduction for expenses, fees, or taxes)
                                                        -----------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) is made up of the Barclays Capital U.S. Government/Corporate Bond Index (formerly named Lehman Brothers Government/Corporate Bond Index), Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  (3) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2008 for Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

JANUS HIGH-YIELD FUND

  Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.


  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.



  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


  The Fund may invest no more than 20% of its total assets in bank loans.





                                                          Risk/return summary  7

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally decline as interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher




8  Janus Investment Fund
  costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                          Risk/return summary  9

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




10  Janus Investment Fund

  JANUS HIGH-YIELD FUND



   Annual returns for periods ended 12/31
          5.54%     2.50%     4.59%     2.56%    16.04%     9.42%     2.77%    11.10%     1.35%   (19.32)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 5.46%     Worst Quarter:  4th-2008 (12.96)%






                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years      (12/29/95)
  Janus High-Yield Fund
    Return Before Taxes                                   (19.32)%     0.43%     3.24%         5.42%
    Return After Taxes on Distributions                   (21.91)%   (2.20)%     0.38%         2.22%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                          (12.33)%   (0.97)%     1.13%         2.76%
  Barclays Capital U.S. Corporate High-Yield Bond
    Index(2)                                              (26.16)%   (0.80)%     2.17%         3.61%
    (reflects no deduction for expenses, fees, or taxes)
                                                        -------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Corporate High-Yield Bond Index (formerly named Lehman Brothers U.S. Corporate High-Yield Bond Index) is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

JANUS SHORT-TERM BOND FUND

  Janus Short-Term Bond Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.


  "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio managers will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio managers some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



  The Fund may invest no more than 20% of its total assets in bank loans.





12  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally decline as interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher




                                                         Risk/return summary  13
  costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





14  Janus Investment Fund

  JANUS SHORT-TERM BOND FUND



   Annual returns for periods ended 12/31
          2.91%     7.74%     6.85%     3.57%     3.91%     1.96%     1.52%     4.21%     5.21%     4.63%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  1st-2001 2.78%     Worst Quarter:  2nd-2008 (0.90)%






                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                          1 year   5 years   10 years       (9/1/92)
  Janus Short-Term Bond Fund
    Return Before Taxes                                    4.63%    3.49%      4.23%        4.69%
    Return After Taxes on Distributions                    3.48%    2.24%      2.70%        2.84%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           2.99%    2.24%      2.69%        2.85%
  Barclays Capital 1-3 Year U.S. Government/Credit
    Index(2)                                               4.97%    3.81%      4.79%        5.18%(3)
    (reflects no deduction for expenses, fees, or taxes)
                                                        -----------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital 1-3 Year U.S. Government/Credit Index (formerly named Lehman Brothers 1-3 Year U.S. Government/Credit Index) is composed of all bonds of investment grade with a maturity between one and three years. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  (3) The average annual total return was calculated based on historical information from August 31, 1992 to December 31, 2008 for the Barclays Capital 1-3 Year U.S. Government/Credit Index (formerly named Lehman Brothers 1-3 Year U.S. Government/Credit Index). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  15

JANUS MONEY MARKET FUND


  Janus Money Market Fund (the "Fund") is designed for investors who seek capital preservation.


INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------

  JANUS MONEY MARKET FUND seeks capital preservation and liquidity with current income as a secondary objective.



  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objectives or principal investment strategies it considers material. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.


  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less

  MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities including, but not limited to, investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in




16  Janus Investment Fund
  interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for money market mutual funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  17

  JANUS MONEY MARKET FUND - INVESTOR SHARES



   Annual returns for periods ended 12/31
          4.77%     6.05%     3.78%     1.38%     0.71%     0.93%     2.77%     4.60%     4.86%     2.09%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2000 1.56%     Worst Quarter:  1st-2004 0.14%






                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                       1 year    5 years    10 years       (2/14/95)
  Investor Shares
    Return Before Taxes                                 2.09%     3.04%       3.18%          3.76%
                                                    ---------------------------------------------------





  The 7-day yield on December 31, 2008 was 0.69%.






18  Janus Investment Fund

JANUS GOVERNMENT MONEY MARKET FUND


  Janus Government Money Market Fund (the "Fund") is designed for investors who seek capital preservation.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  JANUS GOVERNMENT MONEY MARKET FUND seeks capital preservation and liquidity with current income as a secondary objective.



  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objectives or principal investment strategies it considers material. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.


  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less




                                                         Risk/return summary  19

  MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities including, but not limited to, investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for money market mutual funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.





20  Janus Investment Fund

  JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES



   Annual returns for periods ended 12/31
          4.66%     5.94%     3.73%     1.33%     0.65%     0.85%     2.70%     4.52%     4.66%     1.83%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2000 1.54%     Worst Quarter:  2nd-2004 0.13%






                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                       1 year    5 years    10 years       (2/14/95)
  Investor Shares
    Return Before Taxes                                 1.83%     2.90%       3.07%          3.65%
                                                    ---------------------------------------------------





  The 7-day yield on December 31, 2008 was 0.05%.






                                                         Risk/return summary  21

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Funds do not impose sales charges when you buy or sell the Funds' shares. However, if you sell shares of Janus High-Yield Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




22  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...................................................................    None
   Redemption fee on shares of Janus High-Yield Fund held for 90 days or less (as a
     % of amount redeemed).........................................................   2.00%(2)(3)
   Exchange fee....................................................................    None(3)





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                       Acquired  Total Annual            Net Annual
                                                        Fund(5)      Fund                   Fund
                                 Management    Other   Fees and    Operating   Expense   Operating
                                   Fee(4)    Expenses  Expenses   Expenses(6)  Waivers  Expenses(6)
 BOND
   Janus Flexible Bond Fund         0.52%      0.26%     0.00%       0.78%      0.00%      0.78%
   Janus High-Yield Fund            0.61%      0.29%     0.01%       0.91%      0.00%      0.91%
   Janus Short-Term Bond Fund       0.64%      0.34%     0.00%       0.98%      0.33%      0.65%
 MONEY MARKET
   Janus Money Market
      Fund(7) - Investor Shares     0.20%      0.51%(8)    N/A       0.71%        N/A      0.71%
   Janus Government Money
      Market Fund(7) - Investor
      Shares                        0.20%      0.52%(8)    N/A       0.72%        N/A      0.72%





--------------------------------------------------------------------------------

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to "Payment of Redemption Proceeds" in this Prospectus.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.
 (3) An exchange of Janus High-Yield Fund shares held for 90 days or less may be subject to the 2.00% redemption fee.
 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.

 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses, with the exception of the Money Market Funds, (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least March 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




                                                         Risk/return summary  23

--------------------------------------------------------------------------------

 (7) Janus Capital has agreed to waive one-half of the Fund's investment advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, Janus Capital may voluntarily waive additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield.

 (8) Included in Other Expenses is an administrative services fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                          1 Year  3 Years  5 Years  10 Years
                                                          ----------------------------------
 BOND
   Janus Flexible Bond Fund                                $ 80     $249     $433    $  966
   Janus High-Yield Fund                                   $ 93     $290     $504    $1,120
   Janus Short-Term Bond Fund                              $100     $312     $542    $1,201
 MONEY MARKET
   Janus Money Market Fund - Investor Shares               $ 73     $227     $395    $  883
   Janus Government Money Market Fund - Investor Shares    $ 74     $230     $401    $  894




--------------------------------------------------------------------------------



24  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


BOND FUNDS

  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Bond Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

3. WHAT ARE BANK LOANS?


  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment from another holder of, or participation interest in, loans originated by a lender or financial institution. Bank loans, which


                                   Principal investment strategies and risks  25
  include floating rate loans, often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.


  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.


  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may be subject to many claims by other lenders against the same collateral.


  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.

  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.


  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading these investments to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.






26  Janus Investment Fund

4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS


  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit risk and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.





                                   Principal investment strategies and risks  27

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DO THE FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK, AND INTEREST RATE RISK?

  The chart below shows that the Funds differ in terms of the type, credit quality risk, and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                       Primary           Credit       Interest Rate
                                   Investment Type    Quality Risk         Risk
-----------------------------------------------------------------------------------
  Janus Flexible Bond Fund         Corporate Bonds    High            High
  Janus High-Yield Fund            Corporate Bonds    Highest         Moderate
  Janus Short-Term Bond Fund       Corporate Bonds    Moderate        Low








28  Janus Investment Fund

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.


  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

4. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay



                                   Principal investment strategies and risks  29
  higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

5. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.





30  Janus Investment Fund

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

7. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep




                                   Principal investment strategies and risks  31
  program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



  Due to the nature of the securities in which Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund invest, these Funds may have relatively high portfolio turnover compared to other funds.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's




32  Janus Investment Fund
  inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 35% of Janus Short-Term Bond Fund's net assets)

  - zero coupon, pay-in-kind, and step coupon securities (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 10% of Janus Short-Term Bond Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to



                                   Principal investment strategies and risks  33
    avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a fund's net assets may be invested in short sales other than against the box)


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis


  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  MORTGAGE- AND ASSET-BACKED SECURITIES


  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.


  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  SHORT SALES

  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request,




34  Janus Investment Fund
  or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.



  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.


  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING


  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.





                                   Principal investment strategies and risks  35

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





36  Janus Investment Fund

MONEY MARKET FUNDS


  This section takes a closer look at the Money Market Funds' principal investment strategies, as well as certain risks of investing in the Funds.


  The Funds are subject to certain specific Securities and Exchange Commission rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND

  The Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS
  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

  OBLIGATIONS OF FINANCIAL INSTITUTIONS
  Examples of obligations of financial institutions include:




                                   Principal investment strategies and risks  37

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars
  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)
  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.


  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.


JANUS GOVERNMENT MONEY MARKET FUND

  The Fund invests exclusively in:

  - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES


  The following are descriptions of other investment techniques that the Money Market Funds may use. The use of these investment techniques has risks including, but not limited to, the risks that a Fund's yield may decrease, or a Fund's ability to maintain a stable net asset value may be impacted. As a result you could lose money.





38  Janus Investment Fund

  PARTICIPATION INTERESTS
  A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

  DEMAND FEATURES
  Demand features give a Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.


  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.


  VARIABLE AND FLOATING RATE SECURITIES
  Janus Money Market Fund may invest in securities which have variable or floating rates of interest. Janus Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES

  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Janus Money Market Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.


  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.




                                   Principal investment strategies and risks  39

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  REPURCHASE AGREEMENTS
  Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements and debt securities. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





40  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.


  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Bond Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the Statement of Additional Information.)


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in

                                                     Management of the Funds  41
  addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you.

MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.





42  Janus Investment Fund

  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                                Actual Investment
                                                            Contractual          Advisory Fee (%)
                                    Average Daily       Investment Advisory      (for the fiscal
                                     Net Assets               Fee (%)               year ended
  Fund Name                          of the Fund           (annual rate)        October 31, 2008)
-------------------------------------------------------------------------------------------------
BOND
  Janus Flexible Bond Fund       First $300 Million             0.58                   0.52(1)
                                  Over $300 Million             0.48

  Janus High-Yield Fund          First $300 Million             0.65                   0.60(1)(2)
                                  Over $300 Million             0.55

  Janus Short-Term Bond Fund     First $300 Million             0.64                   0.31(1)
                                  Over $300 Million             0.54

MONEY MARKET
  Janus Money Market Fund          All Asset Levels             0.20                   0.10(3)

  Janus Government Money
     Market Fund                   All Asset Levels             0.20                   0.10(3)
-------------------------------------------------------------------------------------------------




(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least March 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.


(2) The actual management fee paid reflects credits to the Fund in an amount equal to investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


(3) Janus Capital has agreed to waive one-half of the Fund's investment advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, Janus Capital may voluntarily waive additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, at www.janus.com.





                                                     Management of the Funds  43

  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Bond Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least March 1, 2010.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Flexible Bond Fund                                0.93
  Janus High-Yield Fund                                   0.90
  Janus Short-Term Bond Fund                              0.64
--------------------------------------------------------------------------







44  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.

JANUS FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

JANUS HIGH-YIELD FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has managed or co-managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.



    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.





                                                     Management of the Funds  45

JANUS SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jason Groom and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    JASON GROOM is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. He is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. Mr. Groom joined Janus Capital as a fixed-income analyst in December 2004. Previously, he worked as a credit analyst for ING Investments in Scottsdale, Arizona from July 1998 to December 2004. Mr. Groom holds a Bachelor's degree in Economics from the University of Arizona and an M.B.A. from Thunderbird, The Garvin School of International Management.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

JANUS MONEY MARKET FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.




46  Janus Investment Fund

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which he has co-managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.

JANUS GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed or co-managed since February 1999. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the portfolio managers is included in the SAI.




                                                     Management of the Funds  47

OTHER INFORMATION
--------------------------------------------------------------------------------



  TEMPORARY GUARANTEE PROGRAM



  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the continued participation of each Janus money market fund, including Janus Money Market Fund and Janus Government Money Market Fund, in the Program through April 30, 2009.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  In order to continue to participate in the Program, a money market fund must meet certain conditions, including the following: (1) no "Guarantee Event" shall have occurred on or before December 19, 2008, the program extension date; and (2) the Fund's market-based net asset value on December 19, 2008 must be at least $0.995.



  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to each eligible shareholder through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The Secretary of the Treasury Department has the option to extend the Program after April 30, 2009, but only up to the close of business on September 18, 2009. The Program will terminate on April 30, 2009 if not extended. If a Fund becomes ineligible to participate in the Program or chooses not to participate in any further extensions of the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund. That cost will likely reduce the yield on the Funds during the period of the Funds' participation in the Program. The cost of participating in the


48  Janus Investment Fund

  Program for the Funds for the term ended April 30, 2009 is 0.015% of the net assets of the Funds as of September 19, 2008 and is not reflected in the fee table of this Prospectus.


  CLOSED FUND POLICIES


  A Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al.,



                                                           Other information  49

  U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated



50  Janus Investment Fund
  administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  51

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.

BOND FUNDS


  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. Distributions of capital gains, if any, are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if

52  Janus Investment Fund
  you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


MONEY MARKET FUNDS

  Dividends representing substantially all of the Funds' net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.


  Purchase orders received prior to 4:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will begin to accrue dividends on the following bank business day.



  Redemption requests received prior to 4:00 p.m. (New York time) on a bank business day will receive that day's dividends. Proceeds of such redemption will normally be sent on the next bank business day.



  The Funds reserve the right to require purchase and redemption requests prior to 4:00 p.m. (New York time) on days when the bond markets or NYSE close early. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early).


DISTRIBUTION OPTIONS

  When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing to the Funds at one of the addresses listed in



                                                     Distributions and taxes  53
  the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

  REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

  CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

  REINVEST AND CASH OPTION (THE BOND FUNDS ONLY). You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

  REDIRECT OPTION. You may direct your dividends or capital gains distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.

  The Funds reserve the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS


  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are




54  Janus Investment Fund
  distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.


  Distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Bond Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Bond Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  55

                         JANUS BOND & MONEY MARKET FUNDS

                              Shareholder's Manual

                       This Shareholder's Manual is for those
                       shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------


ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------


AT www.janus.com* YOU CAN:


- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or your complete portfolio
- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.



JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929



58  Janus Investment Fund

MINIMUM INVESTMENTS*


  To open a new regular Fund account                            $2,500
  To open a new UGMA/UTMA account, Coverdell Education Savings
  Account, or a retirement Fund account
    - without an automatic investment program                   $1,000
    - with an automatic investment program of $100 per month    $  500
  To add to any existing type of Fund account                   $  100





  * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, INTECH, and Perkins may open Fund accounts for $100.


  MINIMUM INVESTMENT REQUIREMENTS

  Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

  INDIVIDUAL OR JOINT OWNERSHIP
  Individual accounts are owned by one person. Joint accounts have two or more owners.

  TRUST
  An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.




                                                        Shareholder's manual  59

  BUSINESS ACCOUNTS
  Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.

  INVESTING FOR YOUR RETIREMENT


  Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


  TRADITIONAL AND ROTH IRAS

  Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation for tax years 2008 and 2009 with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2008 and 2009.


  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRA
  This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a "SEP-IRA") to be set up for each SEP participant.

  PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
  These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.




60  Janus Investment Fund

ACCOUNTS FOR THE BENEFIT OF A CHILD

  CUSTODIAL ACCOUNTS (UGMA OR UTMA)
  An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

  COVERDELL EDUCATION SAVINGS ACCOUNT

  This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.


  Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents.





                                                        Shareholder's manual  61

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
 ------------------------------------------------------------------------------
 Note: For more information, refer to "Paying for Shares."




62  Janus Investment Fund

 TO EXCHANGE SHARES                TO SELL SHARES

 ONLINE AT www.janus.com           ONLINE AT www.janus.com
 -------------------------------   --------------------------------
 - Exchanges may be made online    - Redemptions may be made online
   at www.janus.com.                 at www.janus.com.

 BY TELEPHONE                      BY TELEPHONE
 -------------------------------   --------------------------------
 - Generally all accounts are      - Generally all accounts are
   automatically eligible to         automatically eligible to
   exchange shares by telephone.     sell shares by telephone. To
   To exchange all or a portion      sell all or a portion of your
   of your shares into any other     shares, call Janus
   available Janus fund, call        XpressLine(TM) or a Janus
   Janus XpressLine(TM) or a         representative. The Funds
   Janus representative.             reserve the right to limit
                                     the dollar amount that you
                                     may redeem from your account
                                     by telephone.

 BY MAIL/IN WRITING                BY MAIL/IN WRITING
 -------------------------------   --------------------------------
 - To request an exchange in       - To request a redemption in
   writing, please follow the        writing, please follow the
   instructions in "Written          instructions in "Written
   Instructions."                    Instructions."

 BY SYSTEMATIC EXCHANGE            BY SYSTEMATIC REDEMPTION
 -------------------------------   --------------------------------
 - You determine the amount of     - This program allows you to
   money you would like              sell shares worth a specific
   automatically exchanged from      dollar amount from your Fund
   one Fund account to another       account on a regular basis.
   on any day of the month.
 -------------------------------   --------------------------------

 Note: For more information,        Note: For more information,
       refer to "Exchanges."              refer to "Payment of
                                          Redemption Proceeds."






                                                        Shareholder's manual  63

PAYING FOR SHARES

  Please note the following when purchasing shares:

  - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.

  - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


  - Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.




  - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

  - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

  - Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your



64  Janus Investment Fund
    order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."

  - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

  - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), Janus is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Janus may temporarily limit additional share purchases. In addition, Janus may close an account if they are unable to verify a shareholder's identity. Please contact a Janus representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.


  The Funds have also adopted an identity theft policy ("Red Flag Policy") to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.


EXCHANGES

  Please note the following when exchanging shares:

  - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


  - You may generally exchange shares of a Fund for shares of any other fund in the Trust.





                                                        Shareholder's manual  65

  - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

  - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

  - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."





66  Janus Investment Fund

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."


  - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to a closed fund's prospectus.


  - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

  Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.




                                                        Shareholder's manual  67

  The Funds attempt to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.


  The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail,



68  Janus Investment Fund
  prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.


  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.


  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a



                                                        Shareholder's manual  69

  Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

PAYMENT OF REDEMPTION PROCEEDS

  BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

  - NEXT DAY WIRE TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.

  - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.




  BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days




70  Janus Investment Fund
  following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.


  BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


  GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME AT www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


  THE FUNDS RESERVE THE RIGHT TO POSTPONE PAYMENT OF REDEMPTION PROCEEDS FOR UP TO SEVEN CALENDAR DAYS. ADDITIONALLY, THE RIGHT TO REQUIRE THE FUNDS TO REDEEM THEIR SHARES MAY BE SUSPENDED, OR THE DATE OF PAYMENT MAY BE POSTPONED BEYOND SEVEN CALENDAR DAYS, WHENEVER: (I) TRADING ON THE NYSE IS RESTRICTED, AS DETERMINED BY THE SEC, OR THE NYSE IS CLOSED (EXCEPT FOR HOLIDAYS AND WEEKENDS); (II) THE SEC PERMITS SUCH SUSPENSION AND SO ORDERS; OR (III) AN EMERGENCY EXISTS AS DETERMINED BY THE SEC SO THAT DISPOSAL OF SECURITIES OR DETERMINATION OF NAV IS NOT REASONABLY PRACTICABLE.


  Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE

  Redemptions (and exchanges) of shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.




                                                        Shareholder's manual  71

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains).

  If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS


  To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Requests or documents received in a language other than English may be





72  Janus Investment Fund
  inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:


  - the name of the Janus fund(s) being redeemed or exchanged;
  - the account number(s);
  - the amount of money or number of shares being redeemed or exchanged;
  - the name(s) on the account;
  - the signature(s) of all registered account owners (refer to account application for signature requirements); and
  - your daytime telephone number.

SIGNATURE GUARANTEE

  A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

  - You request a redemption by check above a certain dollar amount.
  - You would like a check made payable to anyone other than the shareholder(s) of record.
  - You would like a check mailed to an address that has been changed within 10 days of the redemption request.
  - You would like a check mailed to an address other than the address of record.
  - You would like your redemption proceeds sent to a bank account other than a bank account of record.

  THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

  A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

  - It does not appear valid or in good form.
  - The transaction amount exceeds the surety bond limit of the signature guarantee.
  - The guarantee stamp has been reported as stolen, missing, or counterfeit.

  HOW TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

  If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.




                                                        Shareholder's manual  73

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


PRICING OF FUND SHARES

  NAV DETERMINATION


  The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of outstanding shares. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early). The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Funds other than the Money Market Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less (such as the Money Market Funds' portfolio securities) are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Money Market Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any



74  Janus Investment Fund
  action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


  If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for



                                                        Shareholder's manual  75
  such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  POLICIES IN RELATION TO TRANSACTIONS


  EXCHANGES - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The Money Market Funds reserve the right to require exchange requests prior to this time on days when the bond markets or the NYSE close early. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early).



  OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive the NAV calculated at that time. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase. The Money Market Funds reserve the right to require purchase and/or redemption requests prior to this time on days when the bond markets or the NYSE close early. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early). Please call a Janus representative for details.




AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Holdings are generally posted under the Holdings & Details tab of each fund at www.janus.com approximately two business days (six business days for money



76  Janus Investment Fund
    market funds) after the end of the following applicable periods: non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag; money market funds' portfolio holdings are generally available monthly with no lag.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

  CHECK WRITING PRIVILEGE


  Check writing privileges are available for the Money Market Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling a Janus representative. (There is no check writing privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. You may order checks any time at www.janus.com. Checks may be written for $250 or more per check. Purchases made by check or automated investment may not be redeemed by a redemption check until the 15-day hold period has passed. In addition, checks presented against uncollected or




                                                        Shareholder's manual  77
  insufficient funds in a Money Market Fund may be returned unpaid. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.


  TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

  You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

  A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

  TAXPAYER IDENTIFICATION NUMBER

  On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

  INVOLUNTARY REDEMPTIONS

  The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.




78  Janus Investment Fund

  ONLINE AND TELEPHONE TRANSACTIONS

  You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

  Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

  Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(C), or sending written instructions.

  DISTRIBUTIONS

  Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.

  If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

  TEMPORARY SUSPENSION OF SERVICES


  The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar





                                                        Shareholder's manual  79
  days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.


  ADDRESS CHANGES

  For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

  REGISTRATION CHANGES

  To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

  BANK ACCOUNT CHANGES

  For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

  STATEMENTS, REPORTS, AND PROSPECTUSES


  We will send you quarterly confirmations of all transactions. You may elect at www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, at www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic or non-direct deposit transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.





80  Janus Investment Fund

  The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically at www.janus.com.

  Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty
  (30) days after the Funds receive your instructions.




                                                        Shareholder's manual  81

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-800-525-3713.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).



82  Janus Investment Fund

JANUS FLEXIBLE BOND FUND
-----------------------------------------------------------------------------------------------------------------
                                                                               Years ended October 31
                                                                    2008      2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                               $9.45     $9.42     $9.41     $9.76     $9.74

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        0.42      0.46      0.42      0.40      0.46
 Net gain/(loss) on securities (both realized and unrealized)      (0.36)      0.02      0.02    (0.34)      0.01

 Total from investment operations                                    0.06      0.48      0.44      0.06      0.47

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              (0.42)    (0.45)    (0.43)    (0.41)    (0.45)
 Distributions from capital gains                                      --        --        --        --        --

 Total distributions                                               (0.42)    (0.45)    (0.43)    (0.41)    (0.45)


 NET ASSET VALUE, END OF PERIOD                                     $9.09     $9.45     $9.42     $9.41     $9.76


 Total return                                                       0.50%     5.27%     4.80%     0.60%     4.97%

 Net assets, end of period (in millions)                             $741      $760      $767      $935    $1,160
 Average net assets for the period (in millions)                     $855      $756      $827    $1,037    $1,289
 Ratio of gross expenses to average net assets(1)                   0.78%     0.80%     0.83%     0.78%     0.85%
 Ratio of net expenses to average net assets                        0.77%     0.80%     0.82%     0.77%     0.85%
 Ratio of net investment income/(loss) to average net assets        4.32%     4.81%     4.37%     4.01%     4.27%
 Portfolio turnover rate                                             185%      140%(2)   144%(2)   174%(2)   149%

-----------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(2) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006, and 180% in 2005.




                                                        Financial highlights  83

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                        2008        2007       2006       2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                    $9.53      $9.69      $9.48      $9.86     $9.55

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                             0.73       0.73       0.71       0.65      0.67
 Net gain/(loss) on securities (both realized and
     unrealized)                                        (2.59)     (0.16)       0.20     (0.38)      0.31

 Total from investment operations                       (1.86)       0.57       0.91       0.27      0.98

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                   (0.73)     (0.73)     (0.70)     (0.65)    (0.67)
 Distributions from capital gains                           --         --         --         --        --
 Redemption fees                                            --(1)      --(1)      --(1)      --(1)     --(1)

 Total distributions and other                          (0.73)     (0.73)     (0.70)     (0.65)    (0.67)


 NET ASSET VALUE, END OF PERIOD                          $6.94      $9.53      $9.69      $9.48     $9.86


 Total return                                         (20.74)%      6.04%     10.00%      2.76%    10.62%

 Net assets, end of period (in millions)                  $381       $592       $512       $523      $558
 Average net assets for the period (in millions)          $511       $580       $491       $549      $583
 Ratio of gross expenses to average net assets(2)        0.90%      0.87%      0.91%(3)   0.88%     0.96%
 Ratio of net expenses to average net assets             0.89%      0.86%      0.90%      0.87%     0.96%
 Ratio of net investment income/(loss) to average
     net assets                                          8.26%      7.54%      7.37%      6.65%     6.96%
 Portfolio turnover rate                                  109%       114%       119%       102%      133%

---------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(3) The ratio was 0.93% before waiver of certain fees incurred by the Fund.




84  Janus Investment Fund

JANUS SHORT-TERM BOND FUND
--------------------------------------------------------------------------------------------------------------
                                                                            Years ended October 31
                                                                 2008      2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                            $2.88     $2.88     $2.87     $2.94     $2.97

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                     0.10      0.13      0.11      0.08      0.08
 Net gain/(loss) on securities (both realized and unrealized)   (0.01)        --      0.01    (0.06)      0.01

 Total from investment operations                                 0.09      0.13      0.12      0.02      0.09

 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (0.10)    (0.13)    (0.11)    (0.08)    (0.08)
 Distributions from capital gains                                   --        --        --    (0.01)    (0.04)

 Total distributions                                            (0.10)    (0.13)    (0.11)    (0.09)    (0.12)


 NET ASSET VALUE, END OF PERIOD                                  $2.87     $2.88     $2.88     $2.87     $2.94


 Total return                                                    3.24%     4.74%     4.08%     0.65%     2.94%

 Net assets, end of period (in millions)                          $232      $173      $175      $201      $271
 Average net assets for the period (in millions)                  $193      $172      $182      $234      $299
 Ratio of gross expenses to average net assets(1)                0.65%(2)  0.65%(2)  0.65%(2)  0.65%(2)  0.65%(2)
 Ratio of net expenses to average net assets                     0.64%     0.64%     0.64%     0.64%     0.65%
 Ratio of net investment income/(loss) to average net assets     3.51%     4.63%     3.65%     2.75%     2.64%
 Portfolio turnover rate                                          127%      130%      120%       97%      110%

--------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio was 0.98% in 2008, 1.01% in 2007, 1.06% in 2006, 0.97% in 2005,
    and 1.00% in 2004 before waiver of certain fees incurred by the Fund.






                                                        Financial highlights  85

JANUS MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                        2008       2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00      $1.00      $1.00      $1.00      $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                            0.03       0.05       0.04       0.02       0.01
 Net gain/(loss) on securities                             --         --         --         --         --

 Total from investment operations                        0.03       0.05       0.04       0.02       0.01

 LESS DISTRIBUTIONS:
 Dividends from net investment income                  (0.03)     (0.05)     (0.04)     (0.02)     (0.01)
 Distributions from capital gains                          --         --         --         --         --

 Total distributions                                   (0.03)     (0.05)     (0.04)     (0.02)     (0.01)


 NET ASSET VALUE, END OF PERIOD                         $1.00      $1.00      $1.00      $1.00      $1.00


 Total return                                           2.76%      4.93%      4.39%      2.41%      0.75%

 Net assets, end of period (in millions)               $1,983     $1,722     $1,413     $1,361     $1,589
 Average net assets for the period (in millions)       $1,932     $1,578     $1,362     $1,450     $1,790
 Ratio of gross expenses to average net assets(1)       0.61%(2)   0.60%(2)   0.60%(2)   0.60%(2)   0.60%(2)
 Ratio of net expenses to average net assets            0.61%      0.60%      0.60%      0.60%      0.60%
 Ratio of net investment income/(loss) to average
     net assets                                         2.68%      4.82%      4.31%      2.36%      0.74%

---------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio was 0.71% in 2008, 0.70% in 2007, 0.70% in 2006, 0.70% in 2005,
    and 0.70% in 2004 before waiver of certain fees incurred by the Fund.







86  Janus Investment Fund

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------
                                                                               Years ended October 31
                                                                    2008      2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00     $1.00     $1.00     $1.00     $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        0.02      0.05      0.04      0.02      0.01
 Net gain/(loss) on securities                                         --        --        --        --        --

 Total from investment operations                                    0.02      0.05      0.04      0.02      0.01

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              (0.02)    (0.05)    (0.04)    (0.02)    (0.01)
 Distributions from capital gains                                      --        --        --        --        --

 Total distributions                                               (0.02)    (0.05)    (0.04)    (0.02)    (0.01)


 NET ASSET VALUE, END OF PERIOD                                     $1.00     $1.00     $1.00     $1.00     $1.00


 Total return                                                       2.46%     4.79%     4.31%     2.34%     0.68%

 Net assets, end of period (in millions)                             $312      $188      $176      $186      $224
 Average net assets for the period (in millions)                     $225      $178      $177      $198      $253
 Ratio of gross expenses to average net assets(1)                   0.62%(2)  0.61%(2)  0.61%(2)  0.61%(2)  0.60%(2)
 Ratio of net expenses to average net assets                        0.62%     0.61%     0.61%     0.61%     0.60%
 Ratio of net investment income/(loss) to average net assets        2.33%     4.69%     4.22%     2.29%     0.66%

-----------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio was 0.72% in 2008, 0.71% in 2007, 0.71% in 2006, 0.71% in 2005,
    and 0.70% in 2004 before waiver of certain fees incurred by the Fund.





                                                        Financial highlights  87

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


88  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



                                                Glossary of investment terms  89
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




90  Janus Investment Fund

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




                                                Glossary of investment terms  91

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




92  Janus Investment Fund

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



                                                Glossary of investment terms  93
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




94  Janus Investment Fund

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  95

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.


  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.







96  Janus Investment Fund

FITCH, INC.


  LONG-TERM BOND RATING      EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.


  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.






FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.








                                            Explanation of rating categories  97

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.


  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.





  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




98  Janus Investment Fund

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal year ended October 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:



  JANUS FLEXIBLE BOND FUND
  ----------------------------------------------------------

   BONDS AND LOANS-S&P RATING:
   AAA                                                 67.1%
   AA                                                   3.6%
   A                                                    5.0%
   BBB                                                 10.2%
   BB                                                   4.8%
   B                                                    3.4%
   CCC                                                  0.6%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.8%
   Preferred Stock                                      0.2%
   Cash and Options                                     4.3%
   TOTAL                                              100.0%
  ----------------------------------------------------------






  JANUS HIGH-YIELD FUND
  ----------------------------------------------------------

   BONDS AND LOANS-S&P RATING:
   AAA                                                  0.0%
   AA                                                   0.9%
   A                                                    0.6%
   BBB                                                  4.1%
   BB                                                  20.4%
   B                                                   41.5%
   CCC                                                 12.9%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.9%
   Preferred Stock                                      6.9%
   Cash and Options                                    11.8%
   TOTAL                                              100.0%
  ----------------------------------------------------------








                                            Explanation of rating categories  99

  JANUS SHORT-TERM BOND FUND
  ----------------------------------------------------------

   BONDS AND LOANS-S&P RATING:
   AAA                                                 78.1%
   AA                                                   1.8%
   A                                                    3.3%
   BBB                                                  5.0%
   BB                                                   1.6%
   B                                                    2.6%
   CCC                                                  1.0%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            2.6%
   Preferred Stock                                      0.0%
   Cash and Options                                     4.0%
   TOTAL                                              100.0%
  ----------------------------------------------------------





  No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2008.





100  Janus Investment Fund

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.



           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-525-3713


            The Trust's Investment Company Act File No. is 811-1879.

                                 February 27, 2009




                                 BOND
                                   Janus Flexible Bond Fund
                                   Janus High-Yield Fund
                                   Janus Short-Term Bond Fund

                                 MONEY MARKET
                                   Janus Money Market Fund


                                   Janus Government Money Market Fund



                              JANUS INVESTMENT FUND



                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing with the Funds through financial intermediaries.

(JANUS LOGO)




              This Prospectus describes five portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.


              Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund are collectively referred to as the "Bond Funds."


              Janus Money Market Fund and Janus Government Money Market Fund are collectively referred to as the "Money Market Funds."

TABLE OF CONTENTS
--------------------------------------------------------------------------------






RISK/RETURN SUMMARY
  Bond Funds
    Janus Flexible Bond Fund.........................     2
    Janus High-Yield Fund............................     7
    Janus Short-Term Bond Fund.......................    12
  Money Market Funds
    Janus Money Market Fund..........................    16
    Janus Government Money Market Fund...............    19

FEES AND EXPENSES....................................    22

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Bond Funds.........................................    25
    Frequently asked questions about principal
    investment strategies............................    25
    Risks............................................    27
    Frequently asked questions about certain risks...    28
    General portfolio policies.......................    31
  Money Market Funds.................................    37

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Management expenses................................    42
  Investment personnel...............................    45

OTHER INFORMATION....................................    48

DISTRIBUTIONS AND TAXES..............................    52

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    57
  Purchases..........................................    59
  Tax-deferred accounts..............................    60
  Exchanges..........................................    60
  Redemptions........................................    61
  Redemption fee.....................................    63
  Excessive trading..................................    64
  Shareholder account policies.......................    68

FINANCIAL HIGHLIGHTS.................................    70

GLOSSARY OF INVESTMENT TERMS.........................    76

EXPLANATION OF RATING CATEGORIES.....................    84







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FLEXIBLE BOND FUND

  Janus Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,


2  Janus Investment Fund
  including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally decline as interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.





                                                          Risk/return summary  3

  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.



  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods



4  Janus Investment Fund
  indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  JANUS FLEXIBLE BOND FUND


   Annual returns for periods ended 12/31
          0.46%     4.89%     7.23%     9.93%     6.37%     3.82%     1.79%     4.12%     6.87%     5.64%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  3rd-2002 5.37%     Worst Quarter:  2nd-2004 (2.99)%






                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                          1 year   5 years   10 years       (7/7/87)
  Janus Flexible Bond Fund
    Return Before Taxes                                    5.64%    4.43%      5.08%          7.36%
    Return After Taxes on Distributions                    4.05%    2.79%      3.08%          4.66%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           3.63%    2.81%      3.09%          4.66%
  Barclays Capital U.S. Aggregate Bond Index(2)            5.24%    4.65%      5.63%          7.41%(3)
    (reflects no deduction for expenses, fees, or taxes)
                                                        -----------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) is made up of the Barclays Capital U.S. Government/Corporate Bond Index (formerly named Lehman Brothers Government/Corporate Bond Index), Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  (3) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2008 for Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

JANUS HIGH-YIELD FUND

  Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.


  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.



  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


  The Fund may invest no more than 20% of its total assets in bank loans.





                                                          Risk/return summary  7

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally decline as interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher




8  Janus Investment Fund
  costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                          Risk/return summary  9

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




10  Janus Investment Fund

  JANUS HIGH-YIELD FUND


   Annual returns for periods ended 12/31
          5.54%     2.50%     4.59%     2.56%    16.04%     9.42%     2.77%    11.10%     1.35%   (19.32)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 5.46%     Worst Quarter:  4th-2008 (12.96)%






                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years      (12/29/95)
  Janus High-Yield Fund
    Return Before Taxes                                   (19.32)%     0.43%     3.24%         5.42%
    Return After Taxes on Distributions                   (21.91)%   (2.20)%     0.38%         2.22%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                          (12.33)%   (0.97)%     1.13%         2.76%
  Barclays Capital U.S. Corporate High-Yield Bond
    Index(2)                                              (26.16)%   (0.80)%     2.17%         3.61%
    (reflects no deduction for expenses, fees, or taxes)
                                                        -------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Corporate High-Yield Bond Index (formerly named Lehman Brothers U.S. Corporate High-Yield Bond Index) is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  11

JANUS SHORT-TERM BOND FUND

  Janus Short-Term Bond Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.


  "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio managers will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio managers some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  The Fund may invest no more than 20% of its total assets in bank loans.





12  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally decline as interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher




                                                         Risk/return summary  13
  costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




14  Janus Investment Fund

  JANUS SHORT-TERM BOND FUND


   Annual returns for periods ended 12/31
          2.91%     7.74%     6.85%     3.57%     3.91%     1.96%     1.52%     4.21%     5.21%     4.63%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  1st-2001 2.78%     Worst Quarter:  2nd-2008 (0.90)%






                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                          1 year   5 years   10 years       (9/1/92)
  Janus Short-Term Bond Fund
    Return Before Taxes                                    4.63%    3.49%      4.23%        4.69%
    Return After Taxes on Distributions                    3.48%    2.24%      2.70%        2.84%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           2.99%    2.24%      2.69%        2.85%
  Barclays Capital 1-3 Year U.S. Government/Credit
    Index(2)                                               4.97%    3.81%      4.79%        5.18%(3)
    (reflects no deduction for expenses, fees, or taxes)
                                                        -----------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital 1-3 Year U.S. Government/Credit Index (formerly named Lehman Brothers 1-3 Year U.S. Government/Credit Index) is composed of all bonds of investment grade with a maturity between one and three years. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  (3) The average annual total return was calculated based on historical information from August 31, 1992 to December 31, 2008 for the Barclays Capital 1-3 Year U.S. Government/Credit Index (formerly named Lehman Brothers 1-3 Year U.S. Government/Credit Index). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  15

JANUS MONEY MARKET FUND


  Janus Money Market Fund (the "Fund") is designed for investors who seek capital preservation.


INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------

  JANUS MONEY MARKET FUND seeks capital preservation and liquidity with current income as a secondary objective.



  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objectives or principal investment strategies it considers material. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.


  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less

  MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities including, but not limited to, investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in




16  Janus Investment Fund
  interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for money market mutual funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  17

  JANUS MONEY MARKET FUND - INVESTOR SHARES



   Annual returns for periods ended 12/31
          4.77%     6.05%     3.78%     1.38%     0.71%     0.93%     2.77%     4.60%     4.86%     2.09%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2000 1.56%     Worst Quarter:  1st-2004 0.14%






                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                       1 year    5 years    10 years       (2/14/95)
  Investor Shares
    Return Before Taxes                                 2.09%     3.04%       3.18%          3.76%
                                                    ---------------------------------------------------





  The 7-day yield on December 31, 2008 was 0.69%.





18  Janus Investment Fund

JANUS GOVERNMENT MONEY MARKET FUND


  Janus Government Money Market Fund (the "Fund") is designed for investors who seek capital preservation.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  JANUS GOVERNMENT MONEY MARKET FUND seeks capital preservation and liquidity with current income as a secondary objective.



  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objectives or principal investment strategies it considers material. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.


  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less




                                                         Risk/return summary  19

  MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities including, but not limited to, investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for money market mutual funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.




20  Janus Investment Fund

  JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES


   Annual returns for periods ended 12/31
          4.66%     5.94%     3.73%     1.33%     0.65%     0.85%     2.70%     4.52%     4.66%     1.83%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2000 1.54%     Worst Quarter:  2nd-2004 0.13%






                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                       1 year    5 years    10 years       (2/14/95)
  Investor Shares
    Return Before Taxes                                 1.83%     2.90%       3.07%          3.65%
                                                    ---------------------------------------------------





  The 7-day yield on December 31, 2008 was 0.05%.





                                                         Risk/return summary  21

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Funds do not impose sales charges when you buy or sell the Funds' shares. However, if you sell shares of Janus High-Yield Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




22  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...................................................................    None
   Redemption fee on shares of Janus High-Yield Fund held for 90 days or less (as a
     % of amount redeemed).........................................................   2.00%(2)(3)
   Exchange fee....................................................................    None(3)





------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                  Acquired  Total Annual            Net Annual
                                                   Fund(5)      Fund                   Fund
                            Management    Other   Fees and    Operating   Expense   Operating
                              Fee(4)    Expenses  Expenses   Expenses(6)  Waivers  Expenses(6)

BOND
  Janus Flexible Bond Fund     0.52%      0.26%     0.00%       0.78%      0.00%      0.78%
  Janus High-Yield Fund        0.61%      0.29%     0.01%       0.91%      0.00%      0.91%
  Janus Short-Term Bond
     Fund                      0.64%      0.34%     0.00%       0.98%      0.33%      0.65%
MONEY MARKET
  Janus Money Market
     Fund(7) - Investor
     Shares                    0.20%      0.51%(8)    N/A       0.71%        N/A      0.71%
  Janus Government Money
     Market
     Fund(7) - Investor
     Shares                    0.20%      0.52%(8)    N/A       0.72%        N/A      0.72%




--------------------------------------------------------------------------------

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Janus High-Yield Fund shares held for 90 days or less may be subject to the 2.00% redemption fee.
 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.

 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses, with the exception of the Money Market Funds, (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least March 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




                                                         Risk/return summary  23

--------------------------------------------------------------------------------

 (7) Janus Capital has agreed to waive one-half of the Fund's investment advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, Janus Capital may voluntarily waive additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield.

 (8) Included in Other Expenses is an administrative services fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                          1 Year  3 Years  5 Years  10 Years
                                                          ----------------------------------
 BOND
   Janus Flexible Bond Fund                                $ 80     $249     $433    $  966
   Janus High-Yield Fund                                   $ 93     $290     $504    $1,120
   Janus Short-Term Bond Fund                              $100     $312     $542    $1,201
 MONEY MARKET
   Janus Money Market Fund - Investor Shares               $ 73     $227     $395    $  883
   Janus Government Money Market Fund - Investor Shares    $ 74     $230     $401    $  894




--------------------------------------------------------------------------------




24  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


BOND FUNDS

  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Bond Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

3. WHAT ARE BANK LOANS?


  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment from another holder of, or participation interest in, loans originated by a lender or financial institution. Bank loans, which


                                   Principal investment strategies and risks  25
  include floating rate loans, often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.


  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.


  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may be subject to many claims by other lenders against the same collateral.


  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.

  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.


  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading these investments to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.






26  Janus Investment Fund

4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS


  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit risk and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.





                                   Principal investment strategies and risks  27

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DO THE FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK, AND INTEREST RATE RISK?

  The chart below shows that the Funds differ in terms of the type, credit quality risk, and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                       Primary           Credit       Interest Rate
                                   Investment Type    Quality Risk         Risk
-----------------------------------------------------------------------------------
  Janus Flexible Bond Fund         Corporate Bonds    High            High
  Janus High-Yield Fund            Corporate Bonds    Highest         Moderate
  Janus Short-Term Bond Fund       Corporate Bonds    Moderate        Low







28  Janus Investment Fund

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.


  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

4. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay



                                   Principal investment strategies and risks  29
  higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

5. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.




30  Janus Investment Fund

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

7. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep




                                   Principal investment strategies and risks  31
  program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



  Due to the nature of the securities in which Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund invest, these Funds may have relatively high portfolio turnover compared to other funds.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's




32  Janus Investment Fund
  inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities


  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 35% of Janus Short-Term Bond Fund's net assets)

  - zero coupon, pay-in-kind, and step coupon securities (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 10% of Janus Short-Term Bond Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to



                                   Principal investment strategies and risks  33
    avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a fund's net assets may be invested in short sales other than against the box)


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis


  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  MORTGAGE- AND ASSET-BACKED SECURITIES


  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.


  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  SHORT SALES

  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request,




34  Janus Investment Fund
  or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.



  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.


  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING


  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.





                                   Principal investment strategies and risks  35

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





36  Janus Investment Fund

MONEY MARKET FUNDS


  This section takes a closer look at the Money Market Funds' principal investment strategies, as well as certain risks of investing in the Funds.


  The Funds are subject to certain specific Securities and Exchange Commission rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND

  The Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements


  DEBT OBLIGATIONS
  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

  OBLIGATIONS OF FINANCIAL INSTITUTIONS
  Examples of obligations of financial institutions include:




                                   Principal investment strategies and risks  37

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars
  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)
  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.


  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.




JANUS GOVERNMENT MONEY MARKET FUND

  The Fund invests exclusively in:

  - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES


  The following are descriptions of other investment techniques that the Money Market Funds may use. The use of these investment techniques has risks including, but not limited to, the risks that a Fund's yield may decrease, or a Fund's ability to maintain a stable net asset value may be impacted. As a result you could lose money.





38  Janus Investment Fund

  PARTICIPATION INTERESTS
  A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

  DEMAND FEATURES
  Demand features give a Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.


  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.


  VARIABLE AND FLOATING RATE SECURITIES
  Janus Money Market Fund may invest in securities which have variable or floating rates of interest. Janus Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES

  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Janus Money Market Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.


  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.




                                   Principal investment strategies and risks  39

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  REPURCHASE AGREEMENTS
  Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements and debt securities. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.






40  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.


  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Bond Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the Statement of Additional Information.)


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in

                                                     Management of the Funds  41
  addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.





42  Janus Investment Fund

  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                            Actual Investment
                                                        Contractual          Advisory Fee (%)
                                Average Daily       Investment Advisory      (for the fiscal
                                 Net Assets               Fee (%)               year ended
  Fund Name                      of the Fund           (annual rate)        October 31, 2008)
---------------------------------------------------------------------------------------------
BOND
  Janus Flexible Bond Fund   First $300 Million             0.58                   0.52(1)
                              Over $300 Million             0.48

  Janus High-Yield Fund      First $300 Million             0.65                   0.60(1)(2)
                              Over $300 Million             0.55

  Janus Short-Term Bond
     Fund                    First $300 Million             0.64                   0.31(1)
                              Over $300 Million             0.54

MONEY MARKET
  Janus Money Market Fund      All Asset Levels             0.20                   0.10(3)

  Janus Government Money
     Market Fund               All Asset Levels             0.20                   0.10(3)
---------------------------------------------------------------------------------------------




(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least March 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.


(2) The actual management fee paid reflects credits to the Fund in an amount equal to investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


(3) Janus Capital has agreed to waive one-half of the Fund's investment advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, Janus Capital may voluntarily waive additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com.





                                                     Management of the Funds  43

  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Bond Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least March 1, 2010.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
    Janus Flexible Bond Fund                              0.93
    Janus High-Yield Fund                                 0.90
    Janus Short-Term Bond Fund                            0.64
--------------------------------------------------------------------------







44  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.

JANUS FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

JANUS HIGH-YIELD FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has managed or co-managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.



    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.





                                                     Management of the Funds  45

JANUS SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jason Groom and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    JASON GROOM is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. He is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. Mr. Groom joined Janus Capital as a fixed-income analyst in December 2004. Previously, he worked as a credit analyst for ING Investments in Scottsdale, Arizona from July 1998 to December 2004. Mr. Groom holds a Bachelor's degree in Economics from the University of Arizona and an M.B.A. from Thunderbird, The Garvin School of International Management.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

JANUS MONEY MARKET FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.




46  Janus Investment Fund

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which he has co-managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.

JANUS GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed or co-managed since February 1999. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the portfolio managers is included in the SAI.




                                                     Management of the Funds  47

OTHER INFORMATION
--------------------------------------------------------------------------------




  TEMPORARY GUARANTEE PROGRAM



  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the continued participation of each Janus money market fund, including Janus Money Market Fund and Janus Government Money Market Fund, in the Program through April 30, 2009.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  In order to continue to participate in the Program, a money market fund must meet certain conditions, including the following: (1) no "Guarantee Event" shall have occurred on or before December 19, 2008, the program extension date; and (2) the Fund's market-based net asset value on December 19, 2008 must be at least $0.995.



  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to each eligible shareholder through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The Secretary of the Treasury Department has the option to extend the Program after April 30, 2009, but only up to the close of business on September 18, 2009. The Program will terminate on April 30, 2009 if not extended. If a Fund becomes ineligible to participate in the Program or chooses not to participate in any further extensions of the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund. That cost will likely reduce the yield on the Funds during the period of the Funds' participation in the Program. The cost of participating in the


48  Janus Investment Fund

  Program for the Funds for the term ended April 30, 2009 is 0.015% of the net assets of the Funds as of September 19, 2008 and is not reflected in the fee table of this Prospectus.



  CLOSED FUND POLICIES


  A Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al.,



                                                           Other information  49

  U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated



50  Janus Investment Fund
  administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  51

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.

BOND FUNDS

  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. The date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains, if any, are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if

52  Janus Investment Fund
  you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-0020. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


MONEY MARKET FUNDS

  Dividends representing substantially all of the Funds' net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.


  Purchase orders received prior to 4:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will begin to accrue dividends on the following bank business day.



  Redemption requests received prior to 4:00 p.m. (New York time) on a bank business day will receive that day's dividends. Proceeds of such redemption will normally be sent on the next bank business day.



  The Funds reserve the right to require purchase and redemption requests prior to 4:00 p.m. (New York time) on days when the bond markets or NYSE close early. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early).


TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or



                                                     Distributions and taxes  53
  loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS


  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.



  Distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a



54  Janus Investment Fund

  Fund is eligible, it may from year to year make the election permitted under
  Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Bond Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Bond Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  55

                         JANUS BOND & MONEY MARKET FUNDS

                               Shareholder's Guide

                       This Shareholder's Guide is for those shareholders investing with the Funds through financial intermediaries. This section will help you become familiar with the different types of accounts you can establish with the Funds. It also provides general information regarding how to purchase, exchange, and redeem shares, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                      (JANUS LOGO)

  CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


  The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of outstanding shares. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early). The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Funds other than the Money Market Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less (such as the Money Market Funds' portfolio securities) are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Money Market Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


  If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a




                                                         Shareholder's guide  57
  significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.






58  Janus Investment Fund

PURCHASES


  Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for processing purchases of shares.



  Purchase requests must be received in good order by a Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the bond markets or the NYSE in order to receive that day's NAV.





  The Money Market Funds reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to 4:00 p.m. (New York time) on days when the bond markets or NYSE close early. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early).


  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap





                                                         Shareholder's guide  59
  programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

  If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

  Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The Money Market Funds reserve the right to require exchange requests prior to this time on days when the bond markets or the NYSE close early. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early).







60  Janus Investment Fund

  - You may generally exchange shares of a Fund for shares of any other fund in the Trust offered through your financial intermediary or plan sponsor.


  - You must meet the minimum investment amount for each fund.


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - An exchange of shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."


  - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to a closed fund's prospectus.


  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS

  Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. The Money Market Funds reserve the right to require redemption requests prior






                                                         Shareholder's guide  61
  to 4:00 p.m. (New York time) on days when the bond markets or NYSE close early. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early). Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you





62  Janus Investment Fund
  specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.






                                                         Shareholder's guide  63

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders,





64  Janus Investment Fund
  provided that the Funds reserve the right to reject any purchase request as explained above.


  The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive





                                                         Shareholder's guide  65
  trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.


  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.


  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain





66  Janus Investment Fund
  omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Holdings & Details tab of each fund at www.janus.com approximately two business days (six business days for money market funds) after the end of the following applicable periods: non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag; money market funds' portfolio holdings are generally available monthly with no lag.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.







                                                         Shareholder's guide  67

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER ACCOUNT POLICIES

  TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

  Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

  A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

  STATEMENTS AND REPORTS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and





68  Janus Investment Fund
  the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.






                                                         Shareholder's guide  69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-877-335-2687.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).



70  Janus Investment Fund

JANUS FLEXIBLE BOND FUND
-----------------------------------------------------------------------------------------------------------------
                                                                               Years ended October 31
                                                                    2008      2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                               $9.45     $9.42     $9.41     $9.76     $9.74

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        0.42      0.46      0.42      0.40      0.46
 Net gain/(loss) on securities (both realized and unrealized)      (0.36)      0.02      0.02    (0.34)      0.01

 Total from investment operations                                    0.06      0.48      0.44      0.06      0.47

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              (0.42)    (0.45)    (0.43)    (0.41)    (0.45)
 Distributions from capital gains                                      --        --        --        --        --

 Total distributions                                               (0.42)    (0.45)    (0.43)    (0.41)    (0.45)


 NET ASSET VALUE, END OF PERIOD                                     $9.09     $9.45     $9.42     $9.41     $9.76


 Total return                                                       0.50%     5.27%     4.80%     0.60%     4.97%

 Net assets, end of period (in millions)                             $741      $760      $767      $935    $1,160
 Average net assets for the period (in millions)                     $855      $756      $827    $1,037    $1,289
 Ratio of gross expenses to average net assets(1)                   0.78%     0.80%     0.83%     0.78%     0.85%
 Ratio of net expenses to average net assets                        0.77%     0.80%     0.82%     0.77%     0.85%
 Ratio of net investment income/(loss) to average net assets        4.32%     4.81%     4.37%     4.01%     4.27%
 Portfolio turnover rate                                             185%      140%(2)   144%(2)   174%(2)   149%

-----------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(2) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006, and 180% in 2005.




                                                        Financial highlights  71

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                        2008        2007       2006       2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                    $9.53      $9.69      $9.48      $9.86     $9.55

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                             0.73       0.73       0.71       0.65      0.67
 Net gain/(loss) on securities (both realized and
     unrealized)                                        (2.59)     (0.16)       0.20     (0.38)      0.31

 Total from investment operations                       (1.86)       0.57       0.91       0.27      0.98

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                   (0.73)     (0.73)     (0.70)     (0.65)    (0.67)
 Distributions from capital gains                           --         --         --         --        --
 Redemption fees                                            --(1)      --(1)      --(1)      --(1)     --(1)

 Total distributions and other                          (0.73)     (0.73)     (0.70)     (0.65)    (0.67)


 NET ASSET VALUE, END OF PERIOD                          $6.94      $9.53      $9.69      $9.48     $9.86


 Total return                                         (20.74)%      6.04%     10.00%      2.76%    10.62%

 Net assets, end of period (in millions)                  $381       $592       $512       $523      $558
 Average net assets for the period (in millions)          $511       $580       $491       $549      $583
 Ratio of gross expenses to average net assets(2)        0.90%      0.87%      0.91%(3)   0.88%     0.96%
 Ratio of net expenses to average net assets             0.89%      0.86%      0.90%      0.87%     0.96%
 Ratio of net investment income/(loss) to average
     net assets                                          8.26%      7.54%      7.37%      6.65%     6.96%
 Portfolio turnover rate                                  109%       114%       119%       102%      133%

---------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(3) The ratio was 0.93% before waiver of certain fees incurred by the Fund.




72  Janus Investment Fund

JANUS SHORT-TERM BOND FUND
--------------------------------------------------------------------------------------------------------------
                                                                            Years ended October 31
                                                                 2008      2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                            $2.88     $2.88     $2.87     $2.94     $2.97

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                     0.10      0.13      0.11      0.08      0.08
 Net gain/(loss) on securities (both realized and unrealized)   (0.01)        --      0.01    (0.06)      0.01

 Total from investment operations                                 0.09      0.13      0.12      0.02      0.09

 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (0.10)    (0.13)    (0.11)    (0.08)    (0.08)
 Distributions from capital gains                                   --        --        --    (0.01)    (0.04)

 Total distributions                                            (0.10)    (0.13)    (0.11)    (0.09)    (0.12)


 NET ASSET VALUE, END OF PERIOD                                  $2.87     $2.88     $2.88     $2.87     $2.94


 Total return                                                    3.24%     4.74%     4.08%     0.65%     2.94%

 Net assets, end of period (in millions)                          $232      $173      $175      $201      $271
 Average net assets for the period (in millions)                  $193      $172      $182      $234      $299
 Ratio of gross expenses to average net assets(1)                0.65%(2)  0.65%(2)  0.65%(2)  0.65%(2)  0.65%(2)
 Ratio of net expenses to average net assets                     0.64%     0.64%     0.64%     0.64%     0.65%
 Ratio of net investment income/(loss) to average net assets     3.51%     4.63%     3.65%     2.75%     2.64%
 Portfolio turnover rate                                          127%      130%      120%       97%      110%

--------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio was 0.98% in 2008, 1.01% in 2007, 1.06% in 2006, 0.97% in 2005,
    and 1.00% in 2004 before waiver of certain fees incurred by the Fund.





                                                        Financial highlights  73

JANUS MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                        2008       2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00      $1.00      $1.00      $1.00      $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                            0.03       0.05       0.04       0.02       0.01
 Net gain/(loss) on securities                             --         --         --         --         --

 Total from investment operations                        0.03       0.05       0.04       0.02       0.01

 LESS DISTRIBUTIONS:
 Dividends from net investment income                  (0.03)     (0.05)     (0.04)     (0.02)     (0.01)
 Distributions from capital gains                          --         --         --         --         --

 Total distributions                                   (0.03)     (0.05)     (0.04)     (0.02)     (0.01)


 NET ASSET VALUE, END OF PERIOD                         $1.00      $1.00      $1.00      $1.00      $1.00


 Total return                                           2.76%      4.93%      4.39%      2.41%      0.75%

 Net assets, end of period (in millions)               $1,983     $1,722     $1,413     $1,361     $1,589
 Average net assets for the period (in millions)       $1,932     $1,578     $1,362     $1,450     $1,790
 Ratio of gross expenses to average net assets(1)       0.61%(2)   0.60%(2)   0.60%(2)   0.60%(2)   0.60%(2)
 Ratio of net expenses to average net assets            0.61%      0.60%      0.60%      0.60%      0.60%
 Ratio of net investment income/(loss) to average
     net assets                                         2.68%      4.82%      4.31%      2.36%      0.74%

---------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio was 0.71% in 2008, 0.70% in 2007, 0.70% in 2006, 0.70% in 2005,
    and 0.70% in 2004 before waiver of certain fees incurred by the Fund.





74  Janus Investment Fund

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------
                                                                               Years ended October 31
                                                                    2008      2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00     $1.00     $1.00     $1.00     $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        0.02      0.05      0.04      0.02      0.01
 Net gain/(loss) on securities                                         --        --        --        --        --

 Total from investment operations                                    0.02      0.05      0.04      0.02      0.01

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              (0.02)    (0.05)    (0.04)    (0.02)    (0.01)
 Distributions from capital gains                                      --        --        --        --        --

 Total distributions                                               (0.02)    (0.05)    (0.04)    (0.02)    (0.01)


 NET ASSET VALUE, END OF PERIOD                                     $1.00     $1.00     $1.00     $1.00     $1.00


 Total return                                                       2.46%     4.79%     4.31%     2.34%     0.68%

 Net assets, end of period (in millions)                             $312      $188      $176      $186      $224
 Average net assets for the period (in millions)                     $225      $178      $177      $198      $253
 Ratio of gross expenses to average net assets(1)                   0.62%(2)  0.61%(2)  0.61%(2)  0.61%(2)  0.60%(2)
 Ratio of net expenses to average net assets                        0.62%     0.61%     0.61%     0.61%     0.60%
 Ratio of net investment income/(loss) to average net assets        2.33%     4.69%     4.22%     2.29%     0.66%

-----------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio was 0.72% in 2008, 0.71% in 2007, 0.71% in 2006, 0.71% in 2005,
    and 0.70% in 2004 before waiver of certain fees incurred by the Fund.





                                                        Financial highlights  75

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


76  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



                                                Glossary of investment terms  77
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




78  Janus Investment Fund

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




                                                Glossary of investment terms  79

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




80  Janus Investment Fund

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



                                                Glossary of investment terms  81
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




82  Janus Investment Fund

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  83

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.


  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.







84  Janus Investment Fund

FITCH, INC.


  LONG-TERM BOND RATING      EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.


  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.






FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.







                                            Explanation of rating categories  85

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.


  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.





  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




86  Janus Investment Fund

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal year ended October 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:



JANUS FLEXIBLE BOND FUND
----------------------------------------------------------

 BONDS AND LOANS-S&P RATING:
 AAA                                                 67.1%
 AA                                                   3.6%
 A                                                    5.0%
 BBB                                                 10.2%
 BB                                                   4.8%
 B                                                    3.4%
 CCC                                                  0.6%
 CC                                                   0.0%
 C                                                    0.0%
 Not Rated                                            0.8%
 Preferred Stock                                      0.2%
 Cash and Options                                     4.3%
 TOTAL                                              100.0%
----------------------------------------------------------






JANUS HIGH-YIELD FUND
----------------------------------------------------------

 BONDS AND LOANS-S&P RATING:
 AAA                                                  0.0%
 AA                                                   0.9%
 A                                                    0.6%
 BBB                                                  4.1%
 BB                                                  20.4%
 B                                                   41.5%
 CCC                                                 12.9%
 CC                                                   0.0%
 C                                                    0.0%
 Not Rated                                            0.9%
 Preferred Stock                                      6.9%
 Cash and Options                                    11.8%
 TOTAL                                              100.0%
----------------------------------------------------------








                                            Explanation of rating categories  87

JANUS SHORT-TERM BOND FUND
----------------------------------------------------------

 BONDS AND LOANS-S&P RATING:
 AAA                                                 78.1%
 AA                                                   1.8%
 A                                                    3.3%
 BBB                                                  5.0%
 BB                                                   1.6%
 B                                                    2.6%
 CCC                                                  1.0%
 CC                                                   0.0%
 C                                                    0.0%
 Not Rated                                            2.6%
 Preferred Stock                                      0.0%
 Cash and Options                                     4.0%
 TOTAL                                              100.0%
----------------------------------------------------------





  No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2008.





88  Janus Investment Fund

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-800-525-0020


            The Trust's Investment Company Act File No. is 811-1879.

                            February 27, 2009





                            GROWTH & CORE

                              Janus Balanced Fund
                              Janus Contrarian Fund
                              Janus Enterprise Fund
                              Janus Fund
                              Janus Growth and Income Fund
                              Janus Orion Fund

                              Janus Research Core Fund


                                (formerly named Janus Fundamental Equity Fund)

                              Janus Research Fund
                              Janus Triton Fund

                              Janus Twenty Fund*


                              Janus Venture Fund*



                              JANUS INVESTMENT FUND

                                   Prospectus


    ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.



    *The Fund is closed to new investors. Current investors in the Fund may continue to invest in their Fund account, including reinvestment of any dividends or capital gains distributions. However, once an account is closed, additional investments will not be accepted unless specified criteria are met. The Fund may resume sales of its shares at some future date, but it has no present intention to do so. Refer to the "Shareholders Manual" section of this Prospectus for more details.


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing directly with the Funds.

(JANUS LOGO)



              This Prospectus describes eleven portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Balanced Fund...............................     2
  Janus Contrarian Fund.............................     7
  Janus Enterprise Fund.............................    11
  Janus Fund........................................    15
  Janus Growth and Income Fund......................    19
  Janus Orion Fund..................................    24
  Janus Research Core Fund..........................    28
  Janus Research Fund...............................    32
  Janus Triton Fund.................................    36
  Janus Twenty Fund.................................    40
  Janus Venture Fund................................    44

FEES AND EXPENSES...................................    48

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies.............................    51
  Risks.............................................    55
  Frequently asked questions about certain risks....    56
  General portfolio policies........................    59

MANAGEMENT OF THE FUNDS
  Investment adviser................................    65
  Payments to financial intermediaries by Janus
  Capital or its affiliates.........................    65
  Management expenses...............................    66
  Investment personnel..............................    71

OTHER INFORMATION...................................    75

DISTRIBUTIONS AND TAXES.............................    78

SHAREHOLDER'S MANUAL
  Doing business with Janus.........................    84
  Minimum investments...............................    85
  Types of account ownership........................    85
  To open an account or buy shares..................    88
  To exchange shares................................    89
  To sell shares....................................    89
  Excessive trading.................................    94
  Shareholder services and account policies.........   103

FINANCIAL HIGHLIGHTS................................   107

GLOSSARY OF INVESTMENT TERMS........................   119





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS BALANCED FUND

  Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

  The portfolio managers share day-to-day responsibility for the Fund's investments. In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For


2  Janus Investment Fund
  more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that




                                                          Risk/return summary  3
  during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




4  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  JANUS BALANCED FUND


   Annual returns for periods ended 12/31
         23.51%    (2.16)%   (5.04)%   (6.56)%   13.74%     8.71%     7.75%    10.56%    10.15%   (15.22)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 15.52%     Worst Quarter:  3rd-2008 (7.55)%






                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years       (9/1/92)
  Janus Balanced Fund
    Return Before Taxes                                   (15.22)%     3.88%      3.96%        9.35%
    Return After Taxes on Distributions                   (16.44)%     3.01%      2.91%        7.73%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (9.00)%     3.05%      2.91%        7.40%
  S&P 500(R) Index(2)                                     (37.00)%   (2.19)%    (1.38)%        6.91%
    (reflects no deduction for expenses, fees, or taxes)
  Barclays Capital U.S. Government/Credit Bond Index(3)      5.70%     4.64%      5.64%        6.43%
    (reflects no deduction for expenses, fees, or taxes)
  Balanced Index(4)                                       (19.84)%     1.07%      2.06%        6.99%
    (reflects no deduction for expenses, fees, or taxes)
                                                        -------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Government/Credit Bond Index) is composed of all bonds that are of investment grade with at least one year until maturity. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Government/Credit Bond Index) (45%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.





                                                          Risk/return summary  5

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

JANUS CONTRARIAN FUND

  Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS CONTRARIAN FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For




                                                          Risk/return summary  7
  more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.





8  Janus Investment Fund

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 11.9% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  9

  JANUS CONTRARIAN FUND


   Annual returns for periods ended 12/31
                            (11.74)%  (23.70)%   53.26%    22.61%    16.02%    24.58%    21.22%   (48.11)%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 24.67%     Worst Quarter:  4th-2008 (27.53)%






                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                     Since Inception
                                                                1 year     5 years      (2/29/00)
  Janus Contrarian Fund
    Return Before Taxes                                        (48.11)%      2.20%         2.46%
    Return After Taxes on Distributions                        (48.46)%      1.50%         1.94%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                               (30.85)%      2.13%         2.18%
  S&P 500(R) Index(2)                                          (37.00)%    (2.19)%       (2.89)%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International All Country World
    Index(SM)(3)                                               (42.20)%    (0.06)%       (2.26)%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




10  Janus Investment Fund

JANUS ENTERPRISE FUND

  Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ENTERPRISE FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





                                                         Risk/return summary  11

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change. The Fund may also invest in securities issued by small-sized companies.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on



12  Janus Investment Fund
  the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  13

  JANUS ENTERPRISE FUND


   Annual returns for periods ended 12/31
         121.90%  (30.52)%  (39.93)%  (28.28)%   35.82%    20.63%    11.40%    13.22%    21.81%   (43.13)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 57.93%     Worst Quarter:  1st-2001 (32.66)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years       (9/1/92)
  Janus Enterprise Fund
    Return Before Taxes                                    (43.13)%     1.07%    (0.50)%         7.53%
    Return After Taxes on Distributions                    (43.13)%     1.07%    (0.65)%         6.80%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (28.04)%     0.91%    (0.45)%         6.41%
  Russell Midcap(R) Growth Index(2)                        (44.32)%   (2.33)%    (0.19)%         6.43%
    (reflects no deduction for expenses, fees, or taxes)
  S&P MidCap 400 Index(3)                                  (36.23)%   (0.08)%      4.46%         9.96%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




14  Janus Investment Fund

JANUS FUND

  Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the Fund's weighted average market capitalization was $51.8 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





                                                         Risk/return summary  15

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide




16  Janus Investment Fund
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  17

  JANUS FUND


   Annual returns for periods ended 12/31
         47.13%   (14.91)%  (26.10)%  (27.56)%   31.71%     4.69%     3.98%    10.59%    15.22%   (39.84)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 25.12%     Worst Quarter:  3rd-2001 (25.82)%






                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year     5 years    10 years       (2/5/70)
  Janus Fund
    Return Before Taxes                                   (39.84)%    (3.55)%     (3.01)%        11.92%
    Return After Taxes on Distributions                   (39.93)%    (3.61)%     (3.51)%         9.19%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                          (25.79)%    (2.98)%     (2.44)%         9.16%
  Russell 1000(R) Growth Index(2)                         (38.44)%    (3.42)%     (4.27)%          N/A
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                     (37.00)%    (2.19)%     (1.38)%         9.69%
    (reflects no deduction for expenses, fees, or taxes)
                                                        ---------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




18  Janus Investment Fund

JANUS GROWTH AND INCOME FUND

  Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures

  - other securities with equity characteristics


  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable



                                                         Risk/return summary  19
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause the Fund's NAV to likewise decrease, and vice versa. How




20  Janus Investment Fund
  specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  21

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




22  Janus Investment Fund

  JANUS GROWTH AND INCOME FUND


   Annual returns for periods ended 12/31
         51.18%   (11.41)%  (14.36)%  (21.51)%   24.65%    11.89%    12.48%     7.82%     8.69%   (42.48)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 29.20%     Worst Quarter:  4th-2008 (21.67)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years      (5/15/91)
  Janus Growth and Income Fund
    Return Before Taxes                                    (42.48)%   (3.24)%    (0.49)%        8.71%
    Return After Taxes on Distributions                    (42.58)%   (3.82)%    (1.08)%        7.51%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (27.42)%   (2.58)%    (0.40)%        7.37%
  S&P 500(R) Index(2)                                      (37.00)%   (2.19)%    (1.38)%        7.36%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Growth Index(3)                          (38.44)%   (3.42)%    (4.27)%        5.72%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  23

JANUS ORION FUND

  Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ORION FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of December 31, 2008, the Fund held stocks of 44 companies. Of these holdings, 30 comprised approximately 81.8% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





24  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.



  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.





                                                         Risk/return summary  25

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




26  Janus Investment Fund

  JANUS ORION FUND


   Annual returns for periods ended 12/31
                            (14.69)%  (29.77)%   43.81%    14.90%    20.93%    18.64%    32.38%   (49.78)%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 23.59%     Worst Quarter:  4th-2008 (32.29)%






                                            Average annual total return for periods ended 12/31/08
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                             1 year     5 years       (6/30/00)
  Janus Orion Fund
    Return Before Taxes                                     (49.78)%      1.85%         (4.70)%
    Return After Taxes on Distributions                     (49.86)%      1.75%         (4.77)%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            (32.27)%      1.57%         (3.89)%
  Russell 3000(R) Growth Index(2)                           (38.44)%    (3.33)%         (8.34)%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                       (37.00)%    (2.19)%         (3.76)%
    (reflects no deduction for expenses, fees, or taxes)
                                                        ------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  27

JANUS RESEARCH CORE FUND



  Janus Research Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  JANUS RESEARCH CORE FUND seeks long-term growth of capital.



  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures

  - other securities with equity characteristics (including the use of derivatives)


  The Fund may invest in companies of any size.


  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.


  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has



28  Janus Investment Fund
  appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth




                                                         Risk/return summary  29
  potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively



30  Janus Investment Fund
  managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS RESEARCH CORE FUND(1)



   Annual returns for periods ended 12/31
         38.50%    (7.15)%  (12.11)%  (18.02)%   23.27%    13.77%    16.36%    10.28%    11.71%   (43.15)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 23.53%     Worst Quarter:  4th-2008 (24.90)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years      (6/28/96)
  Janus Research Core Fund(1)
    Return Before Taxes                                    (43.15)%   (1.50)%      0.58%        6.69%
    Return After Taxes on Distributions                    (43.58)%   (2.00)%    (0.13)%        5.69%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                           (27.52)%   (1.18)%      0.37%        5.54%
  S&P 500(R) Index(3)                                      (37.00)%   (2.19)%    (1.38)%        4.17%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Growth Index(4)                          (38.44)%   (3.42)%    (4.27)%        2.02%
    (reflects no deduction for expenses, fees,or taxes)
                                                        --------------------------------------------------





  (1) Formerly named Janus Fundamental Equity Fund.

  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  31

JANUS RESEARCH FUND

  Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS RESEARCH FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.


  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the




32  Janus Investment Fund

  Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in




                                                         Risk/return summary  33
  a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.



  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




34  Janus Investment Fund

  JANUS RESEARCH FUND


   Annual returns for periods ended 12/31
         96.23%   (22.75)%  (29.78)%  (29.00)%   32.11%    10.77%     6.82%     8.65%    24.52%   (44.36)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.72%     Worst Quarter:  4th-2008 (25.30)%






                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                            1 year     5 years   10 years       (5/3/93)

  Janus Research Fund
    Return Before Taxes                                    (44.36)%    (2.29)%    (1.17)%         8.17%
    Return After Taxes on Distributions                    (44.38)%    (2.32)%    (1.77)%         6.70%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (28.80)%    (1.93)%    (1.08)%         6.59%
  Russell 1000(R) Growth Index(2)                          (38.44)%    (3.42)%    (4.27)%         5.08%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                      (37.00)%    (2.19)%    (1.38)%         6.67%
    (reflects no deduction for expenses, fees, or taxes)
                                                        ---------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  35

JANUS TRITON FUND

  Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS TRITON FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





36  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



                                                         Risk/return summary  37
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




38  Janus Investment Fund

  JANUS TRITON FUND


   Annual returns for periods ended 12/31
                                                                               15.85%    20.69%   (40.53)%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 15.80%     Worst Quarter:  4th-2008 (23.79)%






                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                    Since Inception
                                                                          1 year       (2/25/05)
  Janus Triton Fund
    Return Before Taxes                                                  (40.53)%       (0.45)%
    Return After Taxes on Distributions                                  (40.54)%       (1.48)%
    Return After Taxes on Distributions and Sale of Fund Shares(1)       (26.34)%       (0.64)%
  Russell 2500(TM) Growth Index(2)                                       (41.50)%       (6.03)%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   --------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  39

JANUS TWENTY FUND

(CLOSED TO NEW INVESTORS)


  Janus Twenty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS TWENTY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,



40  Janus Investment Fund
  including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from



                                                         Risk/return summary  41
  derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





42  Janus Investment Fund

  JANUS TWENTY FUND


   Annual returns for periods ended 12/31
         64.90%   (32.42)%  (29.20)%  (24.02)%   25.31%    23.89%     9.42%    12.30%    35.94%   (41.97)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 38.35%     Worst Quarter:  3rd-2008 (26.00)%






                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years      (4/30/85)
  Janus Twenty Fund
    Return Before Taxes                                   (41.97)%     3.73%    (1.02)%        11.10%
    Return After Taxes on Distributions                   (41.97)%     3.70%    (1.27)%         9.46%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                          (27.28)%     3.21%    (0.89)%         9.09%
  Russell 1000(R) Growth Index(2)                         (38.44)%   (3.42)%    (4.27)%         8.53%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                     (37.00)%   (2.19)%    (1.38)%         9.66%
    (reflects no deduction for expenses, fees, or taxes)
                                                        -------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  43

JANUS VENTURE FUND

(CLOSED TO NEW INVESTORS)


  Janus Venture Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS VENTURE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





44  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  SMALL-SIZED COMPANIES RISK. The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.




                                                         Risk/return summary  45

  Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




46  Janus Investment Fund

  JANUS VENTURE FUND


   Annual returns for periods ended 12/31
         140.71%  (45.77)%  (11.93)%  (27.24)%   55.75%    17.56%     1.55%    23.58%    16.36%   (51.43)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 82.76%     Worst Quarter:  4th-2000 (30.17)%






                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years      (4/30/85)
  Janus Venture Fund
    Return Before Taxes                                   (51.43)%   (3.57)%      0.83%        9.81%
    Return After Taxes on Distributions                   (51.43)%   (4.73)%    (0.60)%        7.49%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                     (33.43)%   (2.39)%      0.93%        7.94%
  Russell 2000(R) Growth Index(2)                         (38.54)%   (2.35)%    (0.76)%        5.53%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 2000(R) Index(3)                                (33.79)%   (0.93)%      3.02%        8.14%
    (reflects no deduction for expenses, fees, or taxes)
                                                        -------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  (3) The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $890 million as of December 31, 2008.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  47

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Funds do not impose sales charges when you buy or sell the Funds' shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




48  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges.................................................................   None
   Redemption fee................................................................   None
   Exchange fee..................................................................   None





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                   Short    Acquired  Total Annual           Net Annual
                                                                   Sale      Fund(3)      Fund                  Fund
                                           Management    Other   Dividend   Fees and    Operating   Expense   Operating
                                             Fee(2)    Expenses  Expenses   Expenses    Expenses    Waivers   Expenses
   Janus Balanced Fund                        0.55%      0.24%       N/A      0.00%       0.79%        N/A      0.79%
   Janus Contrarian Fund(4)                   0.76%      0.25%       N/A      0.00%       1.01%        N/A      1.01%
   Janus Enterprise Fund                      0.64%      0.28%       N/A      0.00%       0.92%        N/A      0.92%
   Janus Fund                                 0.64%      0.24%       N/A      0.00%       0.88%        N/A      0.88%
   Janus Growth and Income Fund               0.62%      0.25%       N/A      0.01%       0.88%        N/A      0.88%
   Janus Orion Fund                           0.64%      0.28%     0.02%(5)   0.00%       0.94%        N/A      0.94%
   Janus Research Core Fund(6)                0.60%      0.31%       N/A      0.00%       0.91%        N/A      0.91%
   Janus Research Fund(4)                     0.78%      0.28%       N/A      0.00%       1.06%        N/A      1.06%
   Janus Triton Fund                          0.64%      0.52%     0.04%(7)   0.01%       1.21%(8)   0.00%      1.21%(8)
   Janus Twenty Fund(9)                       0.64%      0.21%       N/A      0.01%       0.86%        N/A      0.86%
   Janus Venture Fund(9)                      0.64%      0.25%     0.01%(10)  0.00%       0.90%        N/A      0.90%




--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to "Payment of Redemption Proceeds" in this Prospectus.

 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Janus Contrarian Fund and Janus Research Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.


 (3) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.

 (4) Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Janus Contrarian Fund and Janus Research Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 for Janus Contrarian Fund and Janus Research Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information.

 (5) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.30%.


 (6) Formerly named Janus Fundamental Equity Fund.

--------------------------------------------------------------------------------




                                                         Risk/return summary  49

--------------------------------------------------------------------------------


 (7) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.56%.


 (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.


 (9) Closed to new investors.


(10) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.26%.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                             1 Year  3 Years  5 Years  10 Years
                                             ----------------------------------
   Janus Balanced Fund                        $ 81     $252     $439    $  978
   Janus Contrarian Fund(1)                   $103     $322     $558    $1,236
   Janus Enterprise Fund                      $ 94     $293     $509    $1,131
   Janus Fund                                 $ 90     $281     $488    $1,084
   Janus Growth and Income Fund               $ 90     $281     $488    $1,084
   Janus Orion Fund                           $ 96     $300     $520    $1,155
   Janus Research Core Fund(2)                $ 93     $290     $504    $1,120
   Janus Research Fund(1)                     $108     $337     $585    $1,294
   Janus Triton Fund                          $123     $384     $665    $1,466
   Janus Twenty Fund(3)                       $ 88     $274     $477    $1,061
   Janus Venture Fund(3)                      $ 92     $287     $498    $1,108





--------------------------------------------------------------------------------
  (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

  (2) Formerly named Janus Fundamental Equity Fund.


  (3) Closed to new investors.

--------------------------------------------------------------------------------




50  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED?


  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  JANUS BALANCED FUND and JANUS GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  JANUS CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


                                   Principal investment strategies and risks  51

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.


3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund, Janus Fund, Janus Triton Fund, and Janus Venture Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


4. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Janus Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Janus Balanced Fund's growth component will normally be 50-60%



52  Janus Investment Fund
  of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Janus Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.


7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


  Janus Balanced Fund's income component will consist primarily of fixed-income securities. The income component of Janus Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.



  Equity securities may be included in the income component of Janus Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics. Janus Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."


8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.



                                   Principal investment strategies and risks  53

  High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The income component of Janus Balanced Fund's holdings includes fixed-income securities. The income component of Janus Growth and Income Fund's holdings may include fixed-income securities.

9. HOW DOES THE PORTFOLIO MANAGER OF JANUS CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Janus Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve



54  Janus Investment Fund
  increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").





                                   Principal investment strategies and risks  55

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS CONTRARIAN FUND, JANUS ORION FUND, AND JANUS TWENTY FUND AFFECT THE FUNDS' RISK PROFILE?



  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Twenty Fund normally invests primarily in a core portfolio of 20-30 common stocks, this risk may be increased.


2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



56  Janus Investment Fund
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Contrarian Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission.

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such



                                   Principal investment strategies and risks  57
  securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Janus Venture Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




58  Janus Investment Fund

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

8. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.





                                   Principal investment strategies and risks  59

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable



60  Janus Investment Fund
  capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Janus Contrarian Fund's net assets and 35% or less of each of the other Fund's net assets)




                                   Principal investment strategies and risks  61

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Janus Balanced Fund only, no more than 20% of the Fund's total assets)

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  SHORT SALES

  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.



  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.





62  Janus Investment Fund

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING


  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.


  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.




                                   Principal investment strategies and risks  63

  SPECIAL SITUATIONS


  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





64  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.


  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


                                                     Management of the Funds  65

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you.

MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual




66  Janus Investment Fund
  investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  FIXED-RATE INVESTMENT ADVISORY FEE



  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                          Actual Investment
                                                        Contractual        Advisory Fee (%)
                                   Average Daily    Investment Advisory    (for the fiscal
                                    Net Assets            Fee (%)             year ended
  Fund Name                         of the Fund        (annual rate)      October 31, 2008)
-------------------------------------------------------------------------------------------
  Janus Balanced Fund            All Asset Levels           0.55                 0.55
  Janus Enterprise Fund          All Asset Levels           0.64                 0.64
  Janus Fund                     All Asset Levels           0.64                 0.64
  Janus Growth and Income Fund   All Asset Levels           0.62                 0.61(1)
  Janus Orion Fund               All Asset Levels           0.64                 0.64
  Janus Research Core Fund(2)    All Asset Levels           0.60                 0.60
  Janus Triton Fund              All Asset Levels           0.64                 0.63(1)(3)
  Janus Twenty Fund              All Asset Levels           0.64                 0.63(1)
  Janus Venture Fund             All Asset Levels           0.64                 0.64
-------------------------------------------------------------------------------------------




  (1) The actual management fee paid reflects credits to the Fund in an amount equal to investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (2) Formerly named Janus Fundamental Equity Fund.


  (3) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least March 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.



  PERFORMANCE-BASED INVESTMENT ADVISORY FEE



  Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007 for Janus Contrarian Fund and Janus Research Fund. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year.




                                                     Management of the Funds  67

  Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                      Actual Investment
                                                                       Advisory Fee (%)
                                                   Performance         (for the fiscal
                                                    Hurdle vs.            year ended
  Fund Name                       Base Fee (%)   Benchmark Index      October 31, 2008)
---------------------------------------------------------------------------------------
  Janus Contrarian Fund               0.64           +/-7.00%                0.76
  Janus Research Fund                 0.64           +/-5.00%                0.78
---------------------------------------------------------------------------------------






  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, at www.janus.com.


  JANUS CONTRARIAN FUND AND JANUS RESEARCH FUND

  For Janus Contrarian Fund and Janus Research Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:

  Fund Name                                   Benchmark Index
--------------------------------------------------------------------------
  Janus Contrarian Fund                       S&P 500(R) Index
  Janus Research Fund                         Russell 1000 Growth(R) Index



  Only the base fee rate applied until February 2007 for Janus Contrarian Fund and Janus Research Fund, at which time the calculation of the performance adjustment applies as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment




68  Janus Investment Fund

  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Janus Contrarian Fund and Janus Research Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  Should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares for the Funds against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict



                                                     Management of the Funds  69
  the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  The Funds' SAI contains additional information about performance-based fees.

  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by Janus Triton Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least March 1, 2010.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Triton Fund                                       1.25
--------------------------------------------------------------------------







70  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

JANUS CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  71

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------

    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Enterprise Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.


JANUS FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Enterprise Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.




72  Janus Investment Fund

JANUS GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Growth and Income Fund, which he has managed since November 2007.
    Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

JANUS ORION FUND
--------------------------------------------------------------------------------

    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since January 2008. He joined Janus Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.



JANUS RESEARCH CORE FUND
--------------------------------------------------------------------------------


    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Core Fund and has done so since November 2007.


    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

JANUS RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Fund and has done so since February 2006.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  73

JANUS TRITON FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.



    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.


JANUS TWENTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Triton Fund from its inception (February 2005) to February 2006, and Janus Orion Fund from its inception (June 2000) to December 2007. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

JANUS VENTURE FUND
--------------------------------------------------------------------------------
    WILLIAM H. BALES is Executive Vice President and Portfolio Manager of
    Janus Venture Fund, which he has managed or co-managed since February
    1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus Capital in 1991. He holds a Bachelor of Science degree in Marketing and a Master of Science degree in Marketing and Finance from the University of Colorado.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




74  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLOSED FUND POLICIES


  A Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital

                                                           Other information  75

  Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking



76  Janus Investment Fund
  disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  77

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income for Janus Balanced Fund and Janus Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

78  Janus Investment Fund
  shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


DISTRIBUTION OPTIONS

  When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing to the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

  REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

  CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

  REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

  REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

  The Funds reserve the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the



                                                     Distributions and taxes  79
  sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.


  Distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a



80  Janus Investment Fund

  Fund is eligible, it may from year to year make the election permitted under
  Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  81

--------------------------------------------------------------------------------

                            JANUS GROWTH & CORE FUNDS


                              Shareholder's Manual

                       This Shareholder's Manual is for those
                       shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------


ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------


AT www.janus.com* YOU CAN:


- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or your complete portfolio
- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.


JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929


84  Janus Investment Fund

MINIMUM INVESTMENTS*


  To open a new regular Fund account                                 $2,500
  To open a new UGMA/UTMA account, Coverdell Education Savings
  Account, or a retirement Fund account
    - without an automatic investment program                        $1,000
    - with an automatic investment program of $100 per month         $  500
  To add to any existing type of Fund account                        $  100





  * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, INTECH, and Perkins may open Fund accounts for $100.


  MINIMUM INVESTMENT REQUIREMENTS

  Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

  INDIVIDUAL OR JOINT OWNERSHIP

  Individual accounts are owned by one person. Joint accounts have two or more owners. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  TRUST
  An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the



                                                        Shareholder's manual  85
  application. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  BUSINESS ACCOUNTS

  Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


TAX-DEFERRED ACCOUNTS

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.


  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  INVESTING FOR YOUR RETIREMENT


  Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


  TRADITIONAL AND ROTH IRAS

  Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation for tax years 2008 and 2009 with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2008




86  Janus Investment Fund
  and 2009. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRA

  This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a "SEP-IRA") to be set up for each SEP participant. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  PROFIT SHARING OR MONEY PURCHASE PENSION PLANS

  These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


ACCOUNTS FOR THE BENEFIT OF A CHILD

  CUSTODIAL ACCOUNTS (UGMA OR UTMA)

  An UGMA/UTMA account is a custodial account managed for the benefit of a minor. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  COVERDELL EDUCATION SAVINGS ACCOUNT

  This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents.




                                                        Shareholder's manual  87

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

 ALTHOUGH JANUS TWENTY FUND AND JANUS VENTURE FUND ARE CLOSED TO NEW INVESTORS, IF YOU ARE A CURRENT JANUS TWENTY FUND OR JANUS VENTURE FUND SHAREHOLDER, YOU MAY CONTINUE TO PURCHASE FUND SHARES THROUGH YOUR EXISTING FUND ACCOUNTS AND TO REINVEST DIVIDENDS AND CAPITAL GAINS IN SUCH ACCOUNTS.

 ONLINE AT www.janus.com
 -------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 -------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 -------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 -------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
 -------------------------------------------------------------------------
 Note: For more information, refer to "Paying for Shares."




88  Janus Investment Fund

 TO EXCHANGE SHARES                TO SELL SHARES

 REMEMBER THAT JANUS TWENTY FUND AND JANUS VENTURE FUND ARE CLOSED
 TO NEW INVESTORS. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS
 SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT
 MAKE ADDITIONAL INVESTMENTS IN THE FUND.

 ONLINE AT www.janus.com           ONLINE AT www.janus.com
 -------------------------------   --------------------------------

 - Exchanges may be made online    - Redemptions may be made online
   at www.janus.com.                 at www.janus.com.

 BY TELEPHONE                      BY TELEPHONE
 -------------------------------   --------------------------------

 - Generally all accounts are      - Generally all accounts are
   automatically eligible to         automatically eligible to
   exchange shares by telephone.     sell shares by telephone. To
   To exchange all or a portion      sell all or a portion of your
   of your shares into any other     shares, call Janus
   available Janus fund, call        XpressLine(TM) or a Janus
   Janus XpressLine(TM) or a         representative. The Funds
   Janus representative.             reserve the right to limit
                                     the dollar amount that you
                                     may redeem from your account
                                     by telephone.

 BY MAIL/IN WRITING                BY MAIL/IN WRITING
 -------------------------------   --------------------------------

 - To request an exchange in       - To request a redemption in
   writing, please follow the        writing, please follow the
   instructions in "Written          instructions in "Written
   Instructions."                    Instructions."

 BY SYSTEMATIC EXCHANGE            BY SYSTEMATIC REDEMPTION
 -------------------------------   --------------------------------

 - You determine the amount of     - This program allows you to
   money you would like              sell shares worth a specific
   automatically exchanged from      dollar amount from your Fund
   one Fund account to another       account on a regular basis.
   on any day of the month.
 -------------------------------   --------------------------------

 Note: For more information,        Note: For more information,
       refer to "Exchanges."              refer to "Payment of
                                          Redemption Proceeds."






                                                        Shareholder's manual  89

PAYING FOR SHARES

  Please note the following when purchasing shares:

  - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.

  - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


  - Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.


  - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

  - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

  - Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus



90  Janus Investment Fund

    Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."

  - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

  - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), Janus is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Janus may temporarily limit additional share purchases. In addition, Janus may close an account if they are unable to verify a shareholder's identity. Please contact a Janus representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.


  The Funds have also adopted an identity theft policy ("Red Flag Policy") to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.


EXCHANGES

  Please note the following when exchanging shares:

  - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.




                                                        Shareholder's manual  91

  - You may generally exchange shares of a Fund for shares of any other fund in the Trust.


  - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

  - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

  - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to




92  Janus Investment Fund
    monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

  - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

  Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.


CLOSED FUND POLICIES - JANUS TWENTY FUND AND JANUS VENTURE FUND


  Each Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Funds or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of a Fund. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in that Fund unless you meet one of the specified criteria. Each Fund may resume sales of its shares at some future date, but they have no present intention to do so.

  Investors who meet the following criteria may be able to invest in a Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include,



                                                        Shareholder's manual  93
  but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund;
  (vi) Janus "fund of funds," which is a fund that primarily invests in other mutual funds, may invest in the Fund; and (vii) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund or where the retirement plan was negotiating with Janus Capital (and/or certain recognized intermediary distributors) to add the closed Fund at the time Fund closure was announced. Requests for purchases into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund is believed to negatively impact existing Fund shareholders.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under



94  Janus Investment Fund
  common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees (where applicable on certain funds); and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.


  The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made



                                                        Shareholder's manual  95
  difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.


  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.


  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.




96  Janus Investment Fund

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

PAYMENT OF REDEMPTION PROCEEDS

  BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

  - NEXT DAY WIRE TRANSFER - Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a



                                                        Shareholder's manual  97
    fee for each wire transfer, and your bank may charge an additional fee to receive the wire.

  - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.


  BY CHECK - Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.



  BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


  GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME AT www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


  THE FUNDS RESERVE THE RIGHT TO POSTPONE PAYMENT OF REDEMPTION PROCEEDS FOR UP TO SEVEN CALENDAR DAYS. ADDITIONALLY, THE RIGHT TO REQUIRE THE FUNDS TO REDEEM THEIR SHARES MAY BE SUSPENDED, OR THE DATE OF PAYMENT MAY BE POSTPONED BEYOND SEVEN CALENDAR DAYS, WHENEVER: (I) TRADING ON THE NYSE IS RESTRICTED, AS DETERMINED BY THE SEC, OR THE NYSE IS CLOSED (EXCEPT FOR HOLIDAYS AND WEEKENDS); (II) THE SEC PERMITS SUCH SUSPENSION AND SO ORDERS; OR (III) AN EMERGENCY EXISTS AS DETERMINED BY THE SEC SO THAT DISPOSAL OF SECURITIES OR DETERMINATION OF NAV IS NOT REASONABLY PRACTICABLE.


  Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS


  To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Requests or documents received in a language other than English may be





98  Janus Investment Fund
  inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:


  - the name of the Janus fund(s) being redeemed or exchanged;
  - the account number(s);
  - the amount of money or number of shares being redeemed or exchanged;
  - the name(s) on the account;
  - the signature(s) of all registered account owners (refer to account application for signature requirements); and
  - your daytime telephone number.

SIGNATURE GUARANTEE

  A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

  - You request a redemption by check above a certain dollar amount.
  - You would like a check made payable to anyone other than the shareholder(s) of record.
  - You would like a check mailed to an address that has been changed within 10 days of the redemption request.
  - You would like a check mailed to an address other than the address of record.
  - You would like your redemption proceeds sent to a bank account other than a bank account of record.

  THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

  A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

  - It does not appear valid or in good form.
  - The transaction amount exceeds the surety bond limit of the signature guarantee.
  - The guarantee stamp has been reported as stolen, missing, or counterfeit.

  HOW TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

  If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.




                                                        Shareholder's manual  99

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


PRICING OF FUND SHARES

  NAV DETERMINATION


  The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of outstanding shares. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural



100  Janus Investment Fund
  disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  POLICIES IN RELATION TO TRANSACTIONS

  EXCHANGES - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

  OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive the NAV calculated at that time. Transactions involving



                                                       Shareholder's manual  101
  funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each fund at www.janus.com.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be




102  Janus Investment Fund
  made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

  TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

  You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.


  A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  TAXPAYER IDENTIFICATION NUMBER

  On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

  INVOLUNTARY REDEMPTIONS

  The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.




                                                       Shareholder's manual  103

  ONLINE AND TELEPHONE TRANSACTIONS

  You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

  Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

  Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(C), or sending written instructions.

  DISTRIBUTIONS

  Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.

  If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

  TEMPORARY SUSPENSION OF SERVICES


  The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar





104  Janus Investment Fund
  days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.


  ADDRESS CHANGES

  For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

  REGISTRATION CHANGES

  To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

  BANK ACCOUNT CHANGES

  For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

  STATEMENTS, REPORTS, AND PROSPECTUSES


  We will send you quarterly confirmations of all transactions. You may elect at www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, at www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic or non-direct deposit transaction. If you have not elected to receive online statements,




                                                       Shareholder's manual  105
  your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.

  The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically at www.janus.com.

  Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty
  (30) days after the Funds receive your instructions.




106  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-800-525-3713.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).



                                                       Financial highlights  107

JANUS BALANCED FUND
------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31
                                                              2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $27.00    $24.07    $21.62    $20.33    $19.34

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.59      0.59      0.43      0.42      0.38
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (5.58)      2.91      2.45      1.28      0.99

 Total from investment operations                             (4.99)      3.50      2.88      1.70      1.37

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.59)    (0.57)    (0.43)    (0.41)    (0.38)
 Distributions from capital gains                             (0.84)        --        --        --        --

 Total distributions                                          (1.43)    (0.57)    (0.43)    (0.41)    (0.38)


 NET ASSET VALUE, END OF PERIOD                               $20.58    $27.00    $24.07    $21.62    $20.33


 Total return                                               (19.34)%    14.73%    13.41%     8.43%     7.11%

 Net assets, end of period (in millions)                      $2,362    $2,786    $2,478    $2,507    $2,849
 Average net assets for the period (in millions)              $2,734    $2,594    $2,499    $2,721    $3,235
 Ratio of gross expenses to average net assets(1)              0.79%     0.79%     0.82%     0.80%     0.87%
 Ratio of net expenses to average net assets                   0.79%     0.79%     0.81%     0.79%     0.87%
 Ratio of net investment income/(loss) to average net
     assets                                                    2.42%     2.34%     1.85%     1.93%     1.82%
 Portfolio turnover rate                                        109%       60%       50%       47%       45%
------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





108  Janus Investment Fund

JANUS CONTRARIAN FUND
-------------------------------------------------------------------------------------------------------------
                                                                          Years ended October 31
                                                               2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $21.19    $17.44    $14.20    $11.74     $9.97

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.07      0.06      0.21      0.05      0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (9.40)      5.71      3.25      2.44      1.76

 Total from investment operations                              (9.33)      5.77      3.46      2.49      1.77

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.08)    (0.21)    (0.04)    (0.03)        --
 Distributions from capital gains                              (0.88)    (1.81)    (0.18)        --        --

 Total distributions                                           (0.96)    (2.02)    (0.22)    (0.03)        --


 NET ASSET VALUE, END OF PERIOD                                $10.90    $21.19    $17.44    $14.20    $11.74


 Total return                                                (46.02)%    36.17%    24.60%    21.19%    17.75%

 Net assets, end of period (in millions)                       $3,928    $8,452    $4,003    $2,906    $2,384
 Average net assets for the period (in millions)               $7,252    $6,379    $3,512    $2,716    $2,497
 Ratio of gross expenses to average net assets(1)               1.01%     0.97%     0.95%     0.93%     0.98%
 Ratio of net expenses to average net assets                    1.00%     0.96%     0.94%     0.93%     0.98%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.43%     0.38%     1.41%     0.45%     0.07%
 Portfolio turnover rate                                          52%       28%       39%       42%       30%

-------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





                                                       Financial highlights  109

JANUS ENTERPRISE FUND
-----------------------------------------------------------------------------------------------------------------
                                                                            Years ended October 31
                                                               2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $59.39     $45.65     $39.48     $33.73     $30.02

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.05     (0.01)     (0.04)         --         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (23.73)      13.75       6.21       5.75       3.71

 Total from investment operations                             (23.68)      13.74       6.17       5.75       3.71

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --         --         --         --         --
 Distributions from capital gains                                  --         --         --         --         --

 Total distributions                                               --         --         --         --         --


 NET ASSET VALUE, END OF PERIOD                                $35.71     $59.39     $45.65     $39.48     $33.73


 Total return                                                (39.87)%     30.10%     15.63%     17.05%     12.36%

 Net assets, end of period (in millions)                       $1,398     $2,233     $1,744     $1,704     $1,680
 Average net assets for the period (in millions)               $2,026     $1,926     $1,779     $1,729     $1,796
 Ratio of gross expenses to average net assets(1)               0.92%      0.94%      1.00%      0.96%      1.04%
 Ratio of net expenses to average net assets                    0.92%      0.93%      0.99%      0.95%      1.03%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.04%    (0.04)%    (0.24)%    (0.30)%    (0.46)%
 Portfolio turnover rate                                          69%        32%        40%        28%        27%

-----------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.






110  Janus Investment Fund

JANUS FUND
----------------------------------------------------------------------------------------------------------------
                                                                           Years ended October 31
                                                              2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $33.66     $27.43     $24.44     $22.69     $22.52

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.18       0.16       0.09       0.02         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (13.33)       6.17       2.92       1.73       0.17

 Total from investment operations                            (13.15)       6.33       3.01       1.75       0.17

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.16)     (0.10)     (0.02)         --         --
 Distributions from capital gains                                 --         --         --         --         --

 Total distributions                                          (0.16)     (0.10)     (0.02)         --         --


 NET ASSET VALUE, END OF PERIOD                               $20.35     $33.66     $27.43     $24.44     $22.69


 Total return                                               (39.24)%     23.12%     12.31%      7.71%      0.75%

 Net assets, end of period (in millions)                      $7,528    $13,039    $11,209    $11,143    $13,277
 Average net assets for the period (in millions)             $10,974    $11,817    $11,232    $12,310    $15,433
 Ratio of gross expenses to average net assets(1)              0.88%      0.88%      0.90%      0.88%      0.90%
 Ratio of net expenses to average net assets                   0.87%      0.87%      0.90%      0.87%      0.90%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.60%      0.52%      0.34%      0.07%    (0.17)%
 Portfolio turnover rate                                         95%        32%        69%        78%        21%

----------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





                                                       Financial highlights  111

JANUS GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31
                                                              2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $44.20    $37.36    $33.97    $29.29    $27.12

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.38      0.63      0.61      0.24      0.07
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (17.92)      6.86      3.30      4.66      2.17

 Total from investment operations                            (17.54)      7.49      3.91      4.90      2.24

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.49)    (0.65)    (0.52)    (0.22)    (0.07)
 Distributions from capital gains                             (4.27)        --        --        --        --

 Total distributions                                          (4.76)    (0.65)    (0.52)    (0.22)    (0.07)


 NET ASSET VALUE, END OF PERIOD                               $21.90    $44.20    $37.36    $33.97    $29.29


 Total return                                               (43.79)%    20.22%    11.56%    16.79%     8.28%

 Net assets, end of period (in millions)                      $3,346    $7,108    $6,781    $5,735    $5,177
 Average net assets for the period (in millions)              $5,464    $6,738    $6,677    $5,455    $5,568
 Ratio of gross expenses to average net assets(1)              0.87%     0.87%     0.89%     0.88%     0.92%
 Ratio of net expenses to average net assets                   0.86%     0.86%     0.88%     0.87%     0.92%
 Ratio of net investment income/(loss) to average net
     assets                                                    1.17%     1.98%     1.90%     0.68%     0.24%
 Portfolio turnover rate                                         76%       54%       50%       38%       41%
------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





112  Janus Investment Fund

JANUS ORION FUND
--------------------------------------------------------------------------------------------------------------
                                                                           Years ended October 31
                                                               2008       2007      2006      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $13.57     $9.49     $7.80     $6.25      $5.64

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.08      0.03      0.04      0.03         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (6.47)      4.07      1.71      1.52       0.61

 Total from investment operations                              (6.39)      4.10      1.75      1.55       0.61

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.04)    (0.02)    (0.06)        --         --
 Distributions from capital gains                                  --        --        --        --         --

 Total distributions                                           (0.04)    (0.02)    (0.06)        --         --


 NET ASSET VALUE, END OF PERIOD                                 $7.14    $13.57     $9.49     $7.80      $6.25


 Total return                                                (47.21)%    43.32%    22.58%    24.80%     10.82%

 Net assets, end of period (in millions)                       $2,695    $5,188    $3,243      $691       $530
 Average net assets for the period (in millions)               $4,709    $3,774      $966      $590       $540
 Ratio of gross expenses to average net assets(1)               0.94%(2)  0.93%     1.00%     1.02%      1.09%
 Ratio of net expenses to average net assets                    0.94%(2)  0.92%     0.99%     1.01%      1.08%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.67%     0.34%     0.80%     0.52%    (0.05)%
 Portfolio turnover rate                                         144%       24%       63%       68%        69%

--------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratio would be 0.93% and 0.92%, respectively, without the inclusion of dividends on short positions.







                                                       Financial highlights  113

JANUS RESEARCH CORE FUND(1)
------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                        2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                   $30.28    $25.43    $22.15    $18.78    $17.04

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                             0.25      0.14      0.11      0.11      0.05
 Net gain/(loss) on securities (both realized and
     unrealized)                                       (12.10)      4.85      3.24      3.34      1.75

 Total from investment operations                      (11.85)      4.99      3.35      3.45      1.80

 LESS DISTRIBUTIONS:
 Dividends from net investment income                   (0.22)    (0.11)    (0.07)    (0.08)    (0.06)
 Distributions from capital gains                       (2.19)    (0.03)        --        --        --

 Total distributions                                    (2.41)    (0.14)    (0.07)    (0.08)    (0.06)


 NET ASSET VALUE, END OF PERIOD                         $16.02    $30.28    $25.43    $22.15    $18.78


 Total return                                         (42.21)%    19.71%    15.15%    18.44%    10.61%

 Net assets, end of period (in millions)                  $556    $1,143    $1,018      $721      $613
 Average net assets for the period (in millions)          $890    $1,068      $956      $653      $654
 Ratio of gross expenses to average net assets(2)        0.91%     0.87%     0.92%     0.90%     0.97%
 Ratio of net expenses to average net assets             0.90%     0.87%     0.91%     0.89%     0.97%
 Ratio of net investment income/(loss) to average
     net assets                                          1.03%     0.48%     0.49%     0.50%     0.24%
 Portfolio turnover rate                                  157%       33%       46%       74%       58%
------------------------------------------------------------------------------------------------------





(1) Formerly named Janus Fundamental Equity Fund.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





114  Janus Investment Fund

JANUS RESEARCH FUND
---------------------------------------------------------------------------------------------------
                                                                Years ended October 31
                                                    2008       2007      2006      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD               $32.09    $24.19    $22.05    $19.48     $18.14

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.05      0.03      0.02      0.09         --
 Net gain/(loss) on securities (both realized
     and unrealized)                               (13.86)      7.89      2.18      2.51       1.34

 Total from investment operations                  (13.81)      7.92      2.20      2.60       1.34

 LESS DISTRIBUTIONS:
 Dividends from net investment income               (0.03)    (0.02)    (0.06)    (0.03)         --
 Distributions from capital gains                       --        --        --        --         --

 Total distributions                                (0.03)    (0.02)    (0.06)    (0.03)         --


 NET ASSET VALUE, END OF PERIOD                     $18.25    $32.09    $24.19    $22.05     $19.48


 Total return                                     (43.08)%    32.76%    10.00%    13.35%      7.39%

 Net assets,end of period (in millions)             $2,591    $5,006    $3,877    $4,473     $4,472
 Average net assets for the period (in
     millions)                                      $4,098    $4,267    $4,052    $4,448     $5,007
 Ratio of gross expenses to average net
     assets(1)                                       1.06%     1.01%     0.98%     0.93%      0.97%
 Ratio of net expenses to average net assets         1.05%     1.00%     0.97%     0.92%      0.97%
 Ratio of net investment income/(loss) to
     average net assets                              0.24%     0.11%     0.11%     0.42%    (0.26)%
 Portfolio turnover rate                              102%       72%      147%       38%        43%

---------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





                                                       Financial highlights  115

JANUS TRITON FUND
-----------------------------------------------------------------------------------------------------------------
                                                                                 Years or Period ended
                                                                                       October 31
                                                                        2008         2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $17.13      $13.09     $10.86      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.02          --       0.01          --
 Net gain/(loss) on securities (both realized and
     unrealized)                                                        (6.36)        4.22       2.27        0.86

 Total from investment operations                                       (6.34)        4.22       2.28        0.86

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                       --          --     (0.03)          --
 Distributions from capital gains                                       (1.90)      (0.18)     (0.02)          --
 Return of capital                                                          --(2)      N/A        N/A         N/A

 Total distributions and other                                          (1.90)      (0.18)     (0.05)          --


 NET ASSET VALUE, END OF PERIOD                                          $8.89      $17.13     $13.09      $10.86


 Total return(3)                                                      (41.05)%      32.57%     21.06%       8.60%

 Net assets, end of period (in millions)                                  $123        $152       $112         $38
 Average net assets for the period (in millions)                          $143        $120       $105         $26
 Ratio of gross expenses to average net assets(4)                        1.20%(5)    1.13%      1.11%       1.27%(6)
 Ratio of net expenses to average net assets(4)                          1.20%(5)    1.11%      1.09%       1.25%
 Ratio of net investment income/(loss) to average net assets(4)        (0.23)%     (0.28)%      0.12%     (0.24)%
 Portfolio turnover rate(4)                                                88%         93%       262%         48%

-----------------------------------------------------------------------------------------------------------------




(1) Fiscal period from February 25, 2005 (inception) through October 31, 2005.

(2) Return of capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.

(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.

(5) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratio would be 1.16% and 1.16%, respectively, without the inclusion of dividends on short positions.




(6) The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.




116  Janus Investment Fund

JANUS TWENTY FUND
-------------------------------------------------------------------------------------------------------------
                                                                          Years ended October 31
                                                              2008        2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $74.70     $52.93    $47.63    $39.60    $34.06

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.01       0.15      0.32      0.10      0.03
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (28.27)      21.94      5.08      7.94      5.68

 Total from investment operations                            (28.26)      22.09      5.40      8.04      5.71

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.15)     (0.32)    (0.10)    (0.01)    (0.17)
 Distributions from capital gains                                 --         --        --        --        --

 Total distributions                                          (0.15)     (0.32)    (0.10)    (0.01)    (0.17)


 NET ASSET VALUE, END OF PERIOD                               $46.29     $74.70    $52.93    $47.63    $39.60


 Total return                                               (37.91)%     41.95%    11.35%    20.31%    16.85%

 Net assets, end of period (in millions)                      $7,671    $12,769    $9,582    $9,613    $9,023
 Average net assets for the period (in millions)             $11,801    $10,355    $9,512    $9,459    $9,320
 Ratio of gross expenses to average net assets(1)              0.85%      0.88%(2)  0.88%(2)  0.86%     0.89%
 Ratio of net expenses to average net assets                   0.84%      0.88%(2)  0.87%(2)  0.86%     0.89%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.02%      0.22%     0.60%     0.21%     0.06%
 Portfolio turnover rate                                         42%        20%       41%       44%       14%

-------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(2) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratios would have been 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006, without the inclusion of dividends on short positions.




                                                       Financial highlights  117

JANUS VENTURE FUND
-------------------------------------------------------------------------------------------------------------
                                                                        Years ended October 31
                                                           2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                      $79.09     $65.75     $56.82     $51.57     $47.77

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                0.07     (0.02)     (0.06)         --         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                          (34.87)      20.85      11.92       5.25       3.80

 Total from investment operations                         (34.80)      20.83      11.86       5.25       3.80

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                          --         --         --         --         --
 Distributions from capital gains                         (14.47)     (7.49)     (2.93)         --         --
 Return of capital                                             --(1)     N/A        N/A        N/A        N/A

 Total distributions and other                            (14.47)     (7.49)     (2.93)         --         --


 NET ASSET VALUE, END OF PERIOD                            $29.82     $79.09     $65.75     $56.82     $51.57


 Total return                                            (52.62)%     34.68%     21.69%     10.18%      7.95%

 Net assets, end of period (in millions)                     $761     $1,764     $1,398     $1,293     $1,327
 Average net assets for the period (in millions)           $1,269     $1,549     $1,353     $1,368     $1,356
 Ratio of gross expenses to average net assets(2)           0.90%(3)   0.88%      0.91%      0.87%      0.90%
 Ratio of net expenses to average net assets                0.90%(3)   0.87%      0.91%      0.87%      0.90%
 Ratio of net investment income/(loss) to average net
     assets                                               (0.46)%    (0.49)%    (0.55)%    (0.64)%    (0.74)%
 Portfolio turnover rate                                      31%        57%        55%        63%        61%

-------------------------------------------------------------------------------------------------------------





(1) Return of capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratio would be 0.89% and 0.89%, respectively, without the inclusion of dividends on short positions.




118  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                               Glossary of investment terms  119

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



120  Janus Investment Fund
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




                                               Glossary of investment terms  121

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




122  Janus Investment Fund

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




                                               Glossary of investment terms  123

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



124  Janus Investment Fund
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




                                               Glossary of investment terms  125

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




126  Janus Investment Fund

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-525-3713


            The Trust's Investment Company Act File No. is 811-1879.

                              February 27, 2009





                              GROWTH & CORE

                                Janus Balanced Fund
                                Janus Contrarian Fund
                                Janus Enterprise Fund
                                Janus Fund
                                Janus Growth and Income Fund
                                Janus Orion Fund

                                Janus Research Core Fund


                                  (formerly named Janus Fundamental Equity Fund)

                                Janus Research Fund
                                Janus Triton Fund

                                Janus Twenty Fund(*)


                                Janus Venture Fund(*)



                              JANUS INVESTMENT FUND

                                   Prospectus




    *The Fund is closed to new investors. Current investors in the Fund may continue to invest in their Fund account, including reinvestment of any dividends or capital gains distributions. However, once an account is closed, additional investments will not be accepted unless specified criteria are met. The Fund may resume sales of its shares at some future date, but it has no present intention to do so. Refer to the "Shareholder's Guide" section of this Prospectus for more details.


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing with the Funds through financial intermediaries.

(JANUS LOGO)



              This Prospectus describes eleven portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Balanced Fund...............................     2
  Janus Contrarian Fund.............................     7
  Janus Enterprise Fund.............................    11
  Janus Fund........................................    15
  Janus Growth and Income Fund......................    19
  Janus Orion Fund..................................    24
  Janus Research Core Fund..........................    28
  Janus Research Fund...............................    32
  Janus Triton Fund.................................    36
  Janus Twenty Fund.................................    40
  Janus Venture Fund................................    44

FEES AND EXPENSES...................................    48

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies.............................    51
  Risks.............................................    55
  Frequently asked questions about certain risks....    56
  General portfolio policies........................    59

MANAGEMENT OF THE FUNDS
  Investment adviser................................    65
  Payments to financial intermediaries by Janus
  Capital or its affiliates.........................    65
  Management expenses...............................    66
  Investment personnel..............................    71

OTHER INFORMATION...................................    75

DISTRIBUTIONS AND TAXES.............................    78

SHAREHOLDER'S GUIDE
  Pricing of fund shares............................    82
  Purchases.........................................    83
  Tax-deferred accounts.............................    85
  Exchanges.........................................    85
  Redemptions.......................................    86
  Excessive trading.................................    88
  Shareholder account policies......................    92

FINANCIAL HIGHLIGHTS................................    94

GLOSSARY OF INVESTMENT TERMS........................   106





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS BALANCED FUND

  Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

  The portfolio managers share day-to-day responsibility for the Fund's investments. In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For


2  Janus Investment Fund
  more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that




                                                          Risk/return summary  3
  during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




4  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  JANUS BALANCED FUND


   Annual returns for periods ended 12/31
         23.51%    (2.16)%   (5.04)%   (6.56)%   13.74%     8.71%     7.75%    10.56%    10.15%   (15.22)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 15.52%     Worst Quarter:  3rd-2008 (7.55)%






                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years       (9/1/92)
  Janus Balanced Fund
    Return Before Taxes                                   (15.22)%     3.88%      3.96%        9.35%
    Return After Taxes on Distributions                   (16.44)%     3.01%      2.91%        7.73%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (9.00)%     3.05%      2.91%        7.40%
  S&P 500(R) Index(2)                                     (37.00)%   (2.19)%    (1.38)%        6.91%
    (reflects no deduction for expenses, fees, or taxes)
  Barclays Capital U.S. Government/Credit Bond Index(3)      5.70%     4.64%      5.64%        6.43%
    (reflects no deduction for expenses, fees, or taxes)
  Balanced Index(4)                                       (19.84)%     1.07%      2.06%        6.99%
    (reflects no deduction for expenses, fees, or taxes)
                                                        -------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Government/Credit Bond Index) is composed of all bonds that are of investment grade with at least one year until maturity. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Government/Credit Bond Index) (45%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.





                                                          Risk/return summary  5

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

JANUS CONTRARIAN FUND

  Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS CONTRARIAN FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For




                                                          Risk/return summary  7
  more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.





8  Janus Investment Fund

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 11.9% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  9

  JANUS CONTRARIAN FUND


   Annual returns for periods ended 12/31
                            (11.74)%  (23.70)%   53.26%    22.61%    16.02%    24.58%    21.22%   (48.11)%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 24.67%     Worst Quarter:  4th-2008 (27.53)%






                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                     Since Inception
                                                                1 year     5 years      (2/29/00)
  Janus Contrarian Fund
    Return Before Taxes                                        (48.11)%      2.20%         2.46%
    Return After Taxes on Distributions                        (48.46)%      1.50%         1.94%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                               (30.85)%      2.13%         2.18%
  S&P 500(R) Index(2)                                          (37.00)%    (2.19)%       (2.89)%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International All Country World
    Index(SM)(3)                                               (42.20)%    (0.06)%       (2.26)%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




10  Janus Investment Fund

JANUS ENTERPRISE FUND

  Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ENTERPRISE FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





                                                         Risk/return summary  11

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change. The Fund may also invest in securities issued by small-sized companies.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on



12  Janus Investment Fund
  the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  13

  JANUS ENTERPRISE FUND


   Annual returns for periods ended 12/31
         121.90%  (30.52)%  (39.93)%  (28.28)%   35.82%    20.63%    11.40%    13.22%    21.81%   (43.13)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 57.93%     Worst Quarter:  1st-2001 (32.66)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years       (9/1/92)
  Janus Enterprise Fund
    Return Before Taxes                                    (43.13)%     1.07%    (0.50)%         7.53%
    Return After Taxes on Distributions                    (43.13)%     1.07%    (0.65)%         6.80%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (28.04)%     0.91%    (0.45)%         6.41%
  Russell Midcap(R) Growth Index(2)                        (44.32)%   (2.33)%    (0.19)%         6.43%
    (reflects no deduction for expenses, fees, or taxes)
  S&P MidCap 400 Index(3)                                  (36.23)%   (0.08)%      4.46%         9.96%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




14  Janus Investment Fund

JANUS FUND

  Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the Fund's weighted average market capitalization was $51.8 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





                                                         Risk/return summary  15

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide




16  Janus Investment Fund
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  17

  JANUS FUND


   Annual returns for periods ended 12/31
         47.13%   (14.91)%  (26.10)%  (27.56)%   31.71%     4.69%     3.98%    10.59%    15.22%   (39.84)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 25.12%     Worst Quarter:  3rd-2001 (25.82)%






                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year     5 years    10 years       (2/5/70)
  Janus Fund
    Return Before Taxes                                   (39.84)%    (3.55)%     (3.01)%        11.92%
    Return After Taxes on Distributions                   (39.93)%    (3.61)%     (3.51)%         9.19%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                          (25.79)%    (2.98)%     (2.44)%         9.16%
  Russell 1000(R) Growth Index(2)                         (38.44)%    (3.42)%     (4.27)%          N/A
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                     (37.00)%    (2.19)%     (1.38)%         9.69%
    (reflects no deduction for expenses, fees, or taxes)
                                                        ---------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




18  Janus Investment Fund

JANUS GROWTH AND INCOME FUND

  Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures

  - other securities with equity characteristics


  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable



                                                         Risk/return summary  19
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause the Fund's NAV to likewise decrease, and vice versa. How




20  Janus Investment Fund
  specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  21

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




22  Janus Investment Fund

  JANUS GROWTH AND INCOME FUND


   Annual returns for periods ended 12/31
         51.18%   (11.41)%  (14.36)%  (21.51)%   24.65%    11.89%    12.48%     7.82%     8.69%   (42.48)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 29.20%     Worst Quarter:  4th-2008 (21.67)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years      (5/15/91)
  Janus Growth and Income Fund
    Return Before Taxes                                    (42.48)%   (3.24)%    (0.49)%        8.71%
    Return After Taxes on Distributions                    (42.58)%   (3.82)%    (1.08)%        7.51%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (27.42)%   (2.58)%    (0.40)%        7.37%
  S&P 500(R) Index(2)                                      (37.00)%   (2.19)%    (1.38)%        7.36%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Growth Index(3)                          (38.44)%   (3.42)%    (4.27)%        5.72%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  23

JANUS ORION FUND

  Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ORION FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of December 31, 2008, the Fund held stocks of 44 companies. Of these holdings, 30 comprised approximately 81.8% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





24  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.



  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.





                                                         Risk/return summary  25

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





26  Janus Investment Fund

  JANUS ORION FUND


   Annual returns for periods ended 12/31
                            (14.69)%  (29.77)%   43.81%    14.90%    20.93%    18.64%    32.38%   (49.78)%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 23.59%     Worst Quarter:  4th-2008 (32.29)%






                                            Average annual total return for periods ended 12/31/08
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                             1 year     5 years       (6/30/00)
  Janus Orion Fund
    Return Before Taxes                                     (49.78)%      1.85%         (4.70)%
    Return After Taxes on Distributions                     (49.86)%      1.75%         (4.77)%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            (32.27)%      1.57%         (3.89)%
  Russell 3000(R) Growth Index(2)                           (38.44)%    (3.33)%         (8.34)%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                       (37.00)%    (2.19)%         (3.76)%
    (reflects no deduction for expenses, fees, or taxes)
                                                        ------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  27

JANUS RESEARCH CORE FUND



  Janus Research Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  JANUS RESEARCH CORE FUND seeks long-term growth of capital.



  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures

  - other securities with equity characteristics (including the use of derivatives)


  The Fund may invest in companies of any size.


  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.


  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has



28  Janus Investment Fund
  appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth




                                                         Risk/return summary  29
  potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.




  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively



30  Janus Investment Fund
  managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS RESEARCH CORE FUND(1)



   Annual returns for periods ended 12/31
         38.50%    (7.15)%  (12.11)%  (18.02)%   23.27%    13.77%    16.36%    10.28%    11.71%   (43.15)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 23.53%     Worst Quarter:  4th-2008 (24.90)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years      (6/28/96)
  Janus Research Core Fund(1)
    Return Before Taxes                                    (43.15)%   (1.50)%      0.58%        6.69%
    Return After Taxes on Distributions                    (43.58)%   (2.00)%    (0.13)%        5.69%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                           (27.52)%   (1.18)%      0.37%        5.54%
  S&P 500(R) Index(3)                                      (37.00)%   (2.19)%    (1.38)%        4.17%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Growth Index(4)                          (38.44)%   (3.42)%    (4.27)%        2.02%
    (reflects no deduction for expenses, fees,or taxes)
                                                        --------------------------------------------------





  (1) Formerly named Janus Fundamental Equity Fund.

  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  31

JANUS RESEARCH FUND

  Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS RESEARCH FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.


  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the




32  Janus Investment Fund

  Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in




                                                         Risk/return summary  33
  a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.



  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




34  Janus Investment Fund

  JANUS RESEARCH FUND


   Annual returns for periods ended 12/31
         96.23%   (22.75)%  (29.78)%  (29.00)%   32.11%    10.77%     6.82%     8.65%    24.52%   (44.36)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.72%     Worst Quarter:  4th-2008 (25.30)%






                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                            1 year     5 years   10 years       (5/3/93)

  Janus Research Fund
    Return Before Taxes                                    (44.36)%    (2.29)%    (1.17)%         8.17%
    Return After Taxes on Distributions                    (44.38)%    (2.32)%    (1.77)%         6.70%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (28.80)%    (1.93)%    (1.08)%         6.59%
  Russell 1000(R) Growth Index(2)                          (38.44)%    (3.42)%    (4.27)%         5.08%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                      (37.00)%    (2.19)%    (1.38)%         6.67%
    (reflects no deduction for expenses, fees, or taxes)
                                                        ---------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  35

JANUS TRITON FUND

  Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS TRITON FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





36  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



                                                         Risk/return summary  37
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




38  Janus Investment Fund

  JANUS TRITON FUND


   Annual returns for periods ended 12/31
                                                                               15.85%    20.69%   (40.53)%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 15.80%     Worst Quarter:  4th-2008 (23.79)%






                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                    Since Inception
                                                                          1 year       (2/25/05)
  Janus Triton Fund
    Return Before Taxes                                                  (40.53)%       (0.45)%
    Return After Taxes on Distributions                                  (40.54)%       (1.48)%
    Return After Taxes on Distributions and Sale of Fund Shares(1)       (26.34)%       (0.64)%
  Russell 2500(TM) Growth Index(2)                                       (41.50)%       (6.03)%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   --------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  39

JANUS TWENTY FUND

(CLOSED TO NEW INVESTORS)


  Janus Twenty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS TWENTY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,



40  Janus Investment Fund
  including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from





                                                         Risk/return summary  41
  derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.






42  Janus Investment Fund

  JANUS TWENTY FUND


   Annual returns for periods ended 12/31
         64.90%   (32.42)%  (29.20)%  (24.02)%   25.31%    23.89%     9.42%    12.30%    35.94%   (41.97)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 38.35%     Worst Quarter:  3rd-2008 (26.00)%






                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years      (4/30/85)
  Janus Twenty Fund
    Return Before Taxes                                   (41.97)%     3.73%    (1.02)%        11.10%
    Return After Taxes on Distributions                   (41.97)%     3.70%    (1.27)%         9.46%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                          (27.28)%     3.21%    (0.89)%         9.09%
  Russell 1000(R) Growth Index(2)                         (38.44)%   (3.42)%    (4.27)%         8.53%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                     (37.00)%   (2.19)%    (1.38)%         9.66%
    (reflects no deduction for expenses, fees, or taxes)
                                                        -------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.






                                                         Risk/return summary  43

JANUS VENTURE FUND

(CLOSED TO NEW INVESTORS)



  Janus Venture Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS VENTURE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.







44  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  SMALL-SIZED COMPANIES RISK. The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.






                                                         Risk/return summary  45

  Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.






46  Janus Investment Fund

  JANUS VENTURE FUND


   Annual returns for periods ended 12/31
         140.71%  (45.77)%  (11.93)%  (27.24)%   55.75%    17.56%     1.55%    23.58%    16.36%   (51.43)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 82.76%     Worst Quarter:  4th-2000 (30.17)%






                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years      (4/30/85)
  Janus Venture Fund
    Return Before Taxes                                   (51.43)%   (3.57)%      0.83%        9.81%
    Return After Taxes on Distributions                   (51.43)%   (4.73)%    (0.60)%        7.49%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                     (33.43)%   (2.39)%      0.93%        7.94%
  Russell 2000(R) Growth Index(2)                         (38.54)%   (2.35)%    (0.76)%        5.53%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 2000(R) Index(3)                                (33.79)%   (0.93)%      3.02%        8.14%
    (reflects no deduction for expenses, fees, or taxes)
                                                        -------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  (3) The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $890 million as of December 31, 2008.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.








                                                         Risk/return summary  47

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Funds do not impose sales charges when you buy or sell the Funds' shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.








48  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges.................................................................   None
   Redemption fee................................................................   None
   Exchange fee..................................................................   None





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                   Short    Acquired  Total Annual           Net Annual
                                                                   Sale      Fund(3)      Fund                  Fund
                                           Management    Other   Dividend   Fees and    Operating   Expense   Operating
                                             Fee(2)    Expenses  Expenses   Expenses    Expenses    Waivers   Expenses
   Janus Balanced Fund                        0.55%      0.24%       N/A      0.00%       0.79%        N/A      0.79%
   Janus Contrarian Fund(4)                   0.76%      0.25%       N/A      0.00%       1.01%        N/A      1.01%
   Janus Enterprise Fund                      0.64%      0.28%       N/A      0.00%       0.92%        N/A      0.92%
   Janus Fund                                 0.64%      0.24%       N/A      0.00%       0.88%        N/A      0.88%
   Janus Growth and Income Fund               0.62%      0.25%       N/A      0.01%       0.88%        N/A      0.88%
   Janus Orion Fund                           0.64%      0.28%     0.02%(5)   0.00%       0.94%        N/A      0.94%
   Janus Research Core Fund(6)                0.60%      0.31%       N/A      0.00%       0.91%        N/A      0.91%
   Janus Research Fund(4)                     0.78%      0.28%       N/A      0.00%       1.06%        N/A      1.06%
   Janus Triton Fund                          0.64%      0.52%     0.04%(7)   0.01%       1.21%(8)   0.00%      1.21%(8)
   Janus Twenty Fund(9)                       0.64%      0.21%       N/A      0.01%       0.86%        N/A      0.86%
   Janus Venture Fund(9)                      0.64%      0.25%     0.01%(10)  0.00%       0.90%        N/A      0.90%




--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.


  (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Janus Contrarian Fund and Janus Research Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.


  (3) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.

  (4) Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Janus Contrarian Fund and Janus Research Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 for Janus Contrarian Fund and Janus Research Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information.

  (5) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.30%.

--------------------------------------------------------------------------------








                                                         Risk/return summary  49

--------------------------------------------------------------------------------

  (6) Formerly named Janus Fundamental Equity Fund.


  (7) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.56%.


  (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.


  (9) Closed to new investors.


 (10) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.26%.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
   Janus Balanced Fund                      $ 81      $252      $439     $  978
   Janus Contrarian Fund(1)                 $103      $322      $558     $1,236
   Janus Enterprise Fund                    $ 94      $293      $509     $1,131
   Janus Fund                               $ 90      $281      $488     $1,084
   Janus Growth and Income Fund             $ 90      $281      $488     $1,084
   Janus Orion Fund                         $ 96      $300      $520     $1,155
   Janus Research Core Fund(2)              $ 93      $290      $504     $1,120
   Janus Research Fund(1)                   $108      $337      $585     $1,294
   Janus Triton Fund                        $123      $384      $665     $1,466
   Janus Twenty Fund(3)                     $ 88      $274      $477     $1,061
   Janus Venture Fund(3)                    $ 92      $287      $498     $1,108




--------------------------------------------------------------------------------
  (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

  (2) Formerly named Janus Fundamental Equity Fund.


  (3) Closed to new investors.


--------------------------------------------------------------------------------








50  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED?


  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  JANUS BALANCED FUND and JANUS GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  JANUS CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


                                   Principal investment strategies and risks  51

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.


3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund, Janus Fund, Janus Triton Fund, and Janus Venture Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


4. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Janus Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Janus Balanced Fund's growth component will normally be 50-60%



52  Janus Investment Fund
  of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Janus Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.


7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


  Janus Balanced Fund's income component will consist primarily of fixed-income securities. The income component of Janus Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.



  Equity securities may be included in the income component of Janus Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics. Janus Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."


8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.



                                   Principal investment strategies and risks  53

  High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The income component of Janus Balanced Fund's holdings includes fixed-income securities. The income component of Janus Growth and Income Fund's holdings may include fixed-income securities.

9. HOW DOES THE PORTFOLIO MANAGER OF JANUS CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Janus Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve



54  Janus Investment Fund
  increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").





                                   Principal investment strategies and risks  55

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS CONTRARIAN FUND, JANUS ORION FUND, AND JANUS TWENTY FUND AFFECT THE FUNDS' RISK PROFILE?



  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Twenty Fund normally invests primarily in a core portfolio of 20-30 common stocks, this risk may be increased.


2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



56  Janus Investment Fund
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Contrarian Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission.

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such



                                   Principal investment strategies and risks  57
  securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?



  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Janus Venture Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.


5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




58  Janus Investment Fund

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

8. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.





                                   Principal investment strategies and risks  59

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable



60  Janus Investment Fund
  capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Janus Contrarian Fund's net assets and 35% or less of each of the other Fund's net assets)




                                   Principal investment strategies and risks  61

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Janus Balanced Fund only, no more than 20% of the Fund's total assets)

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  SHORT SALES

  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.



  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.





62  Janus Investment Fund

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING


  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.


  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.




                                   Principal investment strategies and risks  63

  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





64  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.


  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


                                                     Management of the Funds  65

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual




66  Janus Investment Fund
  investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  FIXED-RATE INVESTMENT ADVISORY FEE



  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                                 Actual Investment
                                                             Contractual          Advisory Fee (%)
                                      Average Daily      Investment Advisory      (for the fiscal
                                       Net Assets              Fee (%)               year ended
  Fund Name                            of the Fund          (annual rate)        October 31, 2008)
--------------------------------------------------------------------------------------------------
  Janus Balanced Fund               All Asset Levels             0.55                   0.55
  Janus Enterprise Fund             All Asset Levels             0.64                   0.64
  Janus Fund                        All Asset Levels             0.64                   0.64
  Janus Growth and Income Fund      All Asset Levels             0.62                   0.61(1)
  Janus Orion Fund                  All Asset Levels             0.64                   0.64
  Janus Research Core Fund(2)       All Asset Levels             0.60                   0.60
  Janus Triton Fund                 All Asset Levels             0.64                   0.63(1)(3)
  Janus Twenty Fund                 All Asset Levels             0.64                   0.63(1)
  Janus Venture Fund                All Asset Levels             0.64                   0.64
--------------------------------------------------------------------------------------------------




  (1) The actual management fee paid reflects credits to the Fund in an amount equal to investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (2) Formerly named Janus Fundamental Equity Fund.


  (3) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least March 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.



  PERFORMANCE-BASED INVESTMENT ADVISORY FEE



  Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007 for Janus Contrarian Fund and Janus Research Fund. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year.




                                                     Management of the Funds  67

  Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                        Actual Investment
                                                                         Advisory Fee (%)
                                                      Performance        (for the fiscal
                                                       Hurdle vs.           year ended
  Fund Name                        Base Fee (%)     Benchmark Index     October 31, 2008)
-----------------------------------------------------------------------------------------
  Janus Contrarian Fund                0.64             +/-7.00%               0.76
  Janus Research Fund                  0.64             +/-5.00%               0.78
-----------------------------------------------------------------------------------------





  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com.


  JANUS CONTRARIAN FUND AND JANUS RESEARCH FUND

  For Janus Contrarian Fund and Janus Research Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:

  Fund Name                                   Benchmark Index
--------------------------------------------------------------------------
  Janus Contrarian Fund                       S&P 500(R) Index
  Janus Research Fund                         Russell 1000 Growth(R) Index



  Only the base fee rate applied until February 2007 for Janus Contrarian Fund and Janus Research Fund, at which time the calculation of the performance adjustment applies as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment




68  Janus Investment Fund

  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Janus Contrarian Fund and Janus Research Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  Should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares for the Funds against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict



                                                     Management of the Funds  69
  the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  The Funds' SAI contains additional information about performance-based fees.


  EXPENSE LIMITATION



  Janus Capital has contractually agreed to waive the advisory fee payable by Janus Triton Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least March 1, 2010.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Triton Fund                                       1.25
--------------------------------------------------------------------------







70  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

JANUS CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  71

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------

    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Enterprise Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.


JANUS FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Enterprise Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.




72  Janus Investment Fund

JANUS GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Growth and Income Fund, which he has managed since November 2007.
    Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

JANUS ORION FUND
--------------------------------------------------------------------------------

    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since January 2008. He joined Janus Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.



JANUS RESEARCH CORE FUND
--------------------------------------------------------------------------------


    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Core Fund and has done so since November 2007.


    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

JANUS RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Fund and has done so since February 2006.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  73

JANUS TRITON FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.



    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.


JANUS TWENTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Triton Fund from its inception (February 2005) to February 2006, and Janus Orion Fund from its inception (June 2000) to December 2007. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

JANUS VENTURE FUND
--------------------------------------------------------------------------------
    WILLIAM H. BALES is Executive Vice President and Portfolio Manager of
    Janus Venture Fund, which he has managed or co-managed since February
    1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus Capital in 1991. He holds a Bachelor of Science degree in Marketing and a Master of Science degree in Marketing and Finance from the University of Colorado.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




74  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLOSED FUND POLICIES


  A Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Janus Twenty Fund and Janus Venture Fund are closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Guide" section of this Prospectus.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital

                                                           Other information  75

  Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking



76  Janus Investment Fund
  disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  77

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income for Janus Balanced Fund and Janus Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

78  Janus Investment Fund
  shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-0020. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



                                                     Distributions and taxes  79
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.


  Distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




80  Janus Investment Fund

                            JANUS GROWTH & CORE FUNDS


                               Shareholder's Guide

                       This Shareholder's Guide is for those shareholders investing with the Funds through financial intermediaries. This section will help you become familiar with the different types of accounts you can establish with the Funds. It also provides general information regarding how to purchase, exchange, and redeem shares, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

  CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


  The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of outstanding shares. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.




82  Janus Investment Fund

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


  Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for processing purchases of shares.


  Purchase requests must be received in good order by a Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Funds reserve



                                                         Shareholder's guide  83
  the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.




84  Janus Investment Fund

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

  If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

  Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.


  - You may generally exchange shares of a Fund for shares of any other fund in the Trust offered through your financial intermediary or plan sponsor.


  - You must meet the minimum investment amount for each fund.


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.




                                                         Shareholder's guide  85

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS

  Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order



86  Janus Investment Fund
  to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


CLOSED FUND POLICIES - JANUS TWENTY FUND AND JANUS VENTURE FUND


  Each Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Funds or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of a Fund. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in that Fund unless you meet one of the specified criteria. Each Fund may resume sales of its shares at some future date, but they have no present intention to do so.

  Investors who meet the following criteria may be able to invest in a Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate



                                                         Shareholder's guide  87
  settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund;
  (vi) Janus "fund of funds," which is a fund that primarily invests in other mutual funds, may invest in the Fund; and (vii) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund or where the retirement plan was negotiating with Janus Capital (and/or certain recognized intermediary distributors) to add the closed Fund at the time Fund closure was announced. Requests for purchases into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund is believed to negatively impact existing Fund shareholders.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered



88  Janus Investment Fund
  in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees (where applicable on certain funds); and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.


  The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries



                                                         Shareholder's guide  89
  that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.


  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.


  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements



90  Janus Investment Fund
  in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders.



                                                         Shareholder's guide  91

    These reports (i) are available on the SEC's website at http://www.sec.gov;
    (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each fund at www.janus.com.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


    Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER ACCOUNT POLICIES

  TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

  Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or



92  Janus Investment Fund
  restrictions different from those applicable to shareholders who invest in the Funds directly.

  A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

  STATEMENTS AND REPORTS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.




                                                         Shareholder's guide  93

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-877-335-2687.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).



94  Janus Investment Fund

JANUS BALANCED FUND
------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31
                                                              2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $27.00    $24.07    $21.62    $20.33    $19.34

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.59      0.59      0.43      0.42      0.38
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (5.58)      2.91      2.45      1.28      0.99

 Total from investment operations                             (4.99)      3.50      2.88      1.70      1.37

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.59)    (0.57)    (0.43)    (0.41)    (0.38)
 Distributions from capital gains                             (0.84)        --        --        --        --

 Total distributions                                          (1.43)    (0.57)    (0.43)    (0.41)    (0.38)


 NET ASSET VALUE, END OF PERIOD                               $20.58    $27.00    $24.07    $21.62    $20.33


 Total return                                               (19.34)%    14.73%    13.41%     8.43%     7.11%

 Net assets, end of period (in millions)                      $2,362    $2,786    $2,478    $2,507    $2,849
 Average net assets for the period (in millions)              $2,734    $2,594    $2,499    $2,721    $3,235
 Ratio of gross expenses to average net assets(1)              0.79%     0.79%     0.82%     0.80%     0.87%
 Ratio of net expenses to average net assets                   0.79%     0.79%     0.81%     0.79%     0.87%
 Ratio of net investment income/(loss) to average net
     assets                                                    2.42%     2.34%     1.85%     1.93%     1.82%
 Portfolio turnover rate                                        109%       60%       50%       47%       45%
------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





                                                        Financial highlights  95

JANUS CONTRARIAN FUND
-------------------------------------------------------------------------------------------------------------
                                                                          Years ended October 31
                                                               2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $21.19    $17.44    $14.20    $11.74     $9.97

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.07      0.06      0.21      0.05      0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (9.40)      5.71      3.25      2.44      1.76

 Total from investment operations                              (9.33)      5.77      3.46      2.49      1.77

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.08)    (0.21)    (0.04)    (0.03)        --
 Distributions from capital gains                              (0.88)    (1.81)    (0.18)        --        --

 Total distributions                                           (0.96)    (2.02)    (0.22)    (0.03)        --


 NET ASSET VALUE, END OF PERIOD                                $10.90    $21.19    $17.44    $14.20    $11.74


 Total return                                                (46.02)%    36.17%    24.60%    21.19%    17.75%

 Net assets, end of period (in millions)                       $3,928    $8,452    $4,003    $2,906    $2,384
 Average net assets for the period (in millions)               $7,252    $6,379    $3,512    $2,716    $2,497
 Ratio of gross expenses to average net assets(1)               1.01%     0.97%     0.95%     0.93%     0.98%
 Ratio of net expenses to average net assets                    1.00%     0.96%     0.94%     0.93%     0.98%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.43%     0.38%     1.41%     0.45%     0.07%
 Portfolio turnover rate                                          52%       28%       39%       42%       30%

-------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





96  Janus Investment Fund

JANUS ENTERPRISE FUND
-----------------------------------------------------------------------------------------------------------------
                                                                            Years ended October 31
                                                               2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $59.39     $45.65     $39.48     $33.73     $30.02

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.05     (0.01)     (0.04)         --         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (23.73)      13.75       6.21       5.75       3.71

 Total from investment operations                             (23.68)      13.74       6.17       5.75       3.71

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --         --         --         --         --
 Distributions from capital gains                                  --         --         --         --         --

 Total distributions                                               --         --         --         --         --


 NET ASSET VALUE, END OF PERIOD                                $35.71     $59.39     $45.65     $39.48     $33.73


 Total return                                                (39.87)%     30.10%     15.63%     17.05%     12.36%

 Net assets, end of period (in millions)                       $1,398     $2,233     $1,744     $1,704     $1,680
 Average net assets for the period (in millions)               $2,026     $1,926     $1,779     $1,729     $1,796
 Ratio of gross expenses to average net assets(1)               0.92%      0.94%      1.00%      0.96%      1.04%
 Ratio of net expenses to average net assets                    0.92%      0.93%      0.99%      0.95%      1.03%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.04%    (0.04)%    (0.24)%    (0.30)%    (0.46)%
 Portfolio turnover rate                                          69%        32%        40%        28%        27%

-----------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





                                                        Financial highlights  97

JANUS FUND
----------------------------------------------------------------------------------------------------------------
                                                                           Years ended October 31
                                                              2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $33.66     $27.43     $24.44     $22.69     $22.52

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.18       0.16       0.09       0.02         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (13.33)       6.17       2.92       1.73       0.17

 Total from investment operations                            (13.15)       6.33       3.01       1.75       0.17

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.16)     (0.10)     (0.02)         --         --
 Distributions from capital gains                                 --         --         --         --         --

 Total distributions                                          (0.16)     (0.10)     (0.02)         --         --


 NET ASSET VALUE, END OF PERIOD                               $20.35     $33.66     $27.43     $24.44     $22.69


 Total return                                               (39.24)%     23.12%     12.31%      7.71%      0.75%

 Net assets, end of period (in millions)                      $7,528    $13,039    $11,209    $11,143    $13,277
 Average net assets for the period (in millions)             $10,974    $11,817    $11,232    $12,310    $15,433
 Ratio of gross expenses to average net assets(1)              0.88%      0.88%      0.90%      0.88%      0.90%
 Ratio of net expenses to average net assets                   0.87%      0.87%      0.90%      0.87%      0.90%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.60%      0.52%      0.34%      0.07%    (0.17)%
 Portfolio turnover rate                                         95%        32%        69%        78%        21%

----------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





98  Janus Investment Fund

JANUS GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31
                                                              2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $44.20    $37.36    $33.97    $29.29    $27.12

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.38      0.63      0.61      0.24      0.07
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (17.92)      6.86      3.30      4.66      2.17

 Total from investment operations                            (17.54)      7.49      3.91      4.90      2.24

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.49)    (0.65)    (0.52)    (0.22)    (0.07)
 Distributions from capital gains                             (4.27)        --        --        --        --

 Total distributions                                          (4.76)    (0.65)    (0.52)    (0.22)    (0.07)


 NET ASSET VALUE, END OF PERIOD                               $21.90    $44.20    $37.36    $33.97    $29.29


 Total return                                               (43.79)%    20.22%    11.56%    16.79%     8.28%

 Net assets, end of period (in millions)                      $3,346    $7,108    $6,781    $5,735    $5,177
 Average net assets for the period (in millions)              $5,464    $6,738    $6,677    $5,455    $5,568
 Ratio of gross expenses to average net assets(1)              0.87%     0.87%     0.89%     0.88%     0.92%
 Ratio of net expenses to average net assets                   0.86%     0.86%     0.88%     0.87%     0.92%
 Ratio of net investment income/(loss) to average net
     assets                                                    1.17%     1.98%     1.90%     0.68%     0.24%
 Portfolio turnover rate                                         76%       54%       50%       38%       41%
------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





                                                        Financial highlights  99

JANUS ORION FUND
--------------------------------------------------------------------------------------------------------------
                                                                           Years ended October 31
                                                               2008       2007      2006      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $13.57     $9.49     $7.80     $6.25      $5.64

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.08      0.03      0.04      0.03         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (6.47)      4.07      1.71      1.52       0.61

 Total from investment operations                              (6.39)      4.10      1.75      1.55       0.61

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.04)    (0.02)    (0.06)        --         --
 Distributions from capital gains                                  --        --        --        --         --

 Total distributions                                           (0.04)    (0.02)    (0.06)        --         --


 NET ASSET VALUE, END OF PERIOD                                 $7.14    $13.57     $9.49     $7.80      $6.25


 Total return                                                (47.21)%    43.32%    22.58%    24.80%     10.82%

 Net assets, end of period (in millions)                       $2,695    $5,188    $3,243      $691       $530
 Average net assets for the period (in millions)               $4,709    $3,774      $966      $590       $540
 Ratio of gross expenses to average net assets(1)               0.94%(2)  0.93%     1.00%     1.02%      1.09%
 Ratio of net expenses to average net assets                    0.94%(2)  0.92%     0.99%     1.01%      1.08%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.67%     0.34%     0.80%     0.52%    (0.05)%
 Portfolio turnover rate                                         144%       24%       63%       68%        69%

--------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratio would be 0.93% and 0.92%, respectively, without the inclusion of dividends on short positions.







100  Janus Investment Fund

JANUS RESEARCH CORE FUND(1)
------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                        2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                   $30.28    $25.43    $22.15    $18.78    $17.04

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                             0.25      0.14      0.11      0.11      0.05
 Net gain/(loss) on securities (both realized and
     unrealized)                                       (12.10)      4.85      3.24      3.34      1.75

 Total from investment operations                      (11.85)      4.99      3.35      3.45      1.80

 LESS DISTRIBUTIONS:
 Dividends from net investment income                   (0.22)    (0.11)    (0.07)    (0.08)    (0.06)
 Distributions from capital gains                       (2.19)    (0.03)        --        --        --

 Total distributions                                    (2.41)    (0.14)    (0.07)    (0.08)    (0.06)


 NET ASSET VALUE, END OF PERIOD                         $16.02    $30.28    $25.43    $22.15    $18.78


 Total return                                         (42.21)%    19.71%    15.15%    18.44%    10.61%

 Net assets, end of period (in millions)                  $556    $1,143    $1,018      $721      $613
 Average net assets for the period (in millions)          $890    $1,068      $956      $653      $654
 Ratio of gross expenses to average net assets(2)        0.91%     0.87%     0.92%     0.90%     0.97%
 Ratio of net expenses to average net assets             0.90%     0.87%     0.91%     0.89%     0.97%
 Ratio of net investment income/(loss) to average
     net assets                                          1.03%     0.48%     0.49%     0.50%     0.24%
 Portfolio turnover rate                                  157%       33%       46%       74%       58%
------------------------------------------------------------------------------------------------------





(1) Formerly named Janus Fundamental Equity Fund.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





                                                       Financial highlights  101

JANUS RESEARCH FUND
---------------------------------------------------------------------------------------------------
                                                                Years ended October 31
                                                    2008       2007      2006      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD               $32.09    $24.19    $22.05    $19.48     $18.14

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.05      0.03      0.02      0.09         --
 Net gain/(loss) on securities (both realized
     and unrealized)                               (13.86)      7.89      2.18      2.51       1.34

 Total from investment operations                  (13.81)      7.92      2.20      2.60       1.34

 LESS DISTRIBUTIONS:
 Dividends from net investment income               (0.03)    (0.02)    (0.06)    (0.03)         --
 Distributions from capital gains                       --        --        --        --         --

 Total distributions                                (0.03)    (0.02)    (0.06)    (0.03)         --


 NET ASSET VALUE, END OF PERIOD                     $18.25    $32.09    $24.19    $22.05     $19.48


 Total return                                     (43.08)%    32.76%    10.00%    13.35%      7.39%

 Net assets,end of period (in millions)             $2,591    $5,006    $3,877    $4,473     $4,472
 Average net assets for the period (in
     millions)                                      $4,098    $4,267    $4,052    $4,448     $5,007
 Ratio of gross expenses to average net
     assets(1)                                       1.06%     1.01%     0.98%     0.93%      0.97%
 Ratio of net expenses to average net assets         1.05%     1.00%     0.97%     0.92%      0.97%
 Ratio of net investment income/(loss) to
     average net assets                              0.24%     0.11%     0.11%     0.42%    (0.26)%
 Portfolio turnover rate                              102%       72%      147%       38%        43%

---------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





102  Janus Investment Fund

JANUS TRITON FUND
-----------------------------------------------------------------------------------------------------------------
                                                                                 Years or Period ended
                                                                                       October 31
                                                                        2008         2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $17.13      $13.09     $10.86      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.02          --       0.01          --
 Net gain/(loss) on securities (both realized and
     unrealized)                                                        (6.36)        4.22       2.27        0.86

 Total from investment operations                                       (6.34)        4.22       2.28        0.86

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                       --          --     (0.03)          --
 Distributions from capital gains                                       (1.90)      (0.18)     (0.02)          --
 Return of capital                                                          --(2)      N/A        N/A         N/A

 Total distributions and other                                          (1.90)      (0.18)     (0.05)          --


 NET ASSET VALUE, END OF PERIOD                                          $8.89      $17.13     $13.09      $10.86


 Total return(3)                                                      (41.05)%      32.57%     21.06%       8.60%

 Net assets, end of period (in millions)                                  $123        $152       $112         $38
 Average net assets for the period (in millions)                          $143        $120       $105         $26
 Ratio of gross expenses to average net assets(4)                        1.20%(5)    1.13%      1.11%       1.27%(6)
 Ratio of net expenses to average net assets(4)                          1.20%(5)    1.11%      1.09%       1.25%
 Ratio of net investment income/(loss) to average net assets(4)        (0.23)%     (0.28)%      0.12%     (0.24)%
 Portfolio turnover rate(4)                                                88%         93%       262%         48%

-----------------------------------------------------------------------------------------------------------------




(1) Fiscal period from February 25, 2005 (inception) through October 31, 2005.

(2) Return of capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.

(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.

(5) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratio would be 1.16% and 1.16%, respectively, without the inclusion of dividends on short positions.


(6) The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.





                                                       Financial highlights  103

JANUS TWENTY FUND
-------------------------------------------------------------------------------------------------------------
                                                                          Years ended October 31
                                                              2008        2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $74.70     $52.93    $47.63    $39.60    $34.06

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.01       0.15      0.32      0.10      0.03
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (28.27)      21.94      5.08      7.94      5.68

 Total from investment operations                            (28.26)      22.09      5.40      8.04      5.71

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.15)     (0.32)    (0.10)    (0.01)    (0.17)
 Distributions from capital gains                                 --         --        --        --        --

 Total distributions                                          (0.15)     (0.32)    (0.10)    (0.01)    (0.17)


 NET ASSET VALUE, END OF PERIOD                               $46.29     $74.70    $52.93    $47.63    $39.60


 Total return                                               (37.91)%     41.95%    11.35%    20.31%    16.85%

 Net assets, end of period (in millions)                      $7,671    $12,769    $9,582    $9,613    $9,023
 Average net assets for the period (in millions)             $11,801    $10,355    $9,512    $9,459    $9,320
 Ratio of gross expenses to average net assets(1)              0.85%      0.88%(2)  0.88%(2)  0.86%     0.89%
 Ratio of net expenses to average net assets                   0.84%      0.88%(2)  0.87%(2)  0.86%     0.89%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.02%      0.22%     0.60%     0.21%     0.06%
 Portfolio turnover rate                                         42%        20%       41%       44%       14%

-------------------------------------------------------------------------------------------------------------





(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(2) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratios would have been 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006, without the inclusion of dividends on short positions.




104  Janus Investment Fund

JANUS VENTURE FUND
-------------------------------------------------------------------------------------------------------------
                                                                        Years ended October 31
                                                           2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                      $79.09     $65.75     $56.82     $51.57     $47.77

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                0.07     (0.02)     (0.06)         --         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                          (34.87)      20.85      11.92       5.25       3.80

 Total from investment operations                         (34.80)      20.83      11.86       5.25       3.80

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                          --         --         --         --         --
 Distributions from capital gains                         (14.47)     (7.49)     (2.93)         --         --
 Return of capital                                             --(1)     N/A        N/A        N/A        N/A

 Total distributions and other                            (14.47)     (7.49)     (2.93)         --         --


 NET ASSET VALUE, END OF PERIOD                            $29.82     $79.09     $65.75     $56.82     $51.57


 Total return                                            (52.62)%     34.68%     21.69%     10.18%      7.95%

 Net assets, end of period (in millions)                     $761     $1,764     $1,398     $1,293     $1,327
 Average net assets for the period (in millions)           $1,269     $1,549     $1,353     $1,368     $1,356
 Ratio of gross expenses to average net assets(2)           0.90%(3)   0.88%      0.91%      0.87%      0.90%
 Ratio of net expenses to average net assets                0.90%(3)   0.87%      0.91%      0.87%      0.90%
 Ratio of net investment income/(loss) to average net
     assets                                               (0.46)%    (0.49)%    (0.55)%    (0.64)%    (0.74)%
 Portfolio turnover rate                                      31%        57%        55%        63%        61%

-------------------------------------------------------------------------------------------------------------





(1) Return of capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratio would be 0.89% and 0.89%, respectively, without the inclusion of dividends on short positions.





                                                       Financial highlights  105

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


106  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



                                               Glossary of investment terms  107
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




108  Janus Investment Fund

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




                                               Glossary of investment terms  109

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




110  Janus Investment Fund

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



                                               Glossary of investment terms  111
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




112  Janus Investment Fund

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                               Glossary of investment terms  113

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                 February 27, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus Global Life Sciences Fund
                                   Janus Global Opportunities Fund
                                   Janus Global Research Fund
                                   Janus Global Technology Fund

                                   Janus Overseas Fund

                                   Janus Worldwide Fund


                              JANUS INVESTMENT FUND



                                   Prospectus


    ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing directly with the Funds.

(JANUS LOGO)



              This Prospectus describes six portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Global Life Sciences Fund....................     2
  Janus Global Opportunities Fund....................     6
  Janus Global Research Fund.........................    10
  Janus Global Technology Fund.......................    14
  Janus Overseas Fund................................    18
  Janus Worldwide Fund...............................    23

FEES AND EXPENSES....................................    27

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    30
  Risks..............................................    31
  Frequently asked questions about certain risks.....    33
  General portfolio policies.........................    36

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Management expenses................................    42
  Investment personnel...............................    47

OTHER INFORMATION....................................    50

DISTRIBUTIONS AND TAXES..............................    53

SHAREHOLDER'S MANUAL
  Doing business with Janus..........................    58
  Minimum investments................................    59
  Types of account ownership.........................    59
  To open an account or buy shares...................    62
  To exchange shares.................................    63
  To sell shares.....................................    63
  Excessive trading..................................    67
  Redemption fee.....................................    71
  Shareholder services and account policies..........    77

FINANCIAL HIGHLIGHTS.................................    81

GLOSSARY OF INVESTMENT TERMS.........................    88






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS GLOBAL LIFE SCIENCES FUND

  Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

2  Janus Investment Fund
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks



                                                          Risk/return summary  3
  greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 2.8% of the Fund's investments were in emerging markets.


  CONCENTRATION RISK. The Fund focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Investment Fund

  JANUS GLOBAL LIFE SCIENCES FUND



   Annual returns for periods ended 12/31
         61.00%    33.34%   (18.09)%  (30.11)%   27.44%    14.95%    11.45%    (1.95)%   22.53%   (28.77)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 31.32%     Worst Quarter:  1st-2001 (26.25)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years      (12/31/98)
  Janus Global Life Sciences Fund
    Return Before Taxes                                    (28.77)%     1.86%      5.56%         5.56%
    Return After Taxes on Distributions                    (28.79)%     1.85%      5.55%         5.55%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (18.68)%     1.59%      4.87%         4.87%
  S&P 500(R) Index(2)                                      (37.00)%   (2.19)%    (1.38)%       (1.38)%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International World Health Care
    Index(3)                                               (21.50)%     0.82%      0.06%         0.06%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

JANUS GLOBAL OPPORTUNITIES FUND

  Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  The portfolio managers emphasize investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency




6  Janus Investment Fund
  exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio managers




                                                          Risk/return summary  7
  more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, the Fund did not hold investments in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Investment Fund

  JANUS GLOBAL OPPORTUNITIES FUND


   Annual returns for periods ended 12/31
                                      (15.91)%   38.41%    15.33%     4.07%    11.19%    12.10%   (37.83)%
                                        2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 22.21%     Worst Quarter:  3rd-2002 (21.31)%






                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                     Since Inception
                                                                1 year     5 years      (6/29/01)
  Janus Global Opportunities Fund
    Return Before Taxes                                        (37.83)%    (1.44)%         2.01%
    Return After Taxes on Distributions                        (38.48)%    (2.26)%         1.43%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                               (23.79)%    (1.03)%         1.87%
  Morgan Stanley Capital International World Index(SM)(2)      (40.71)%    (0.51)%       (0.45)%
    (reflects no deduction for expenses, fees, or taxes)


                                                         -------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  9

JANUS GLOBAL RESEARCH FUND

  Janus Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high-conviction investment ideas in all market capitalizations, styles, and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.


  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics



10  Janus Investment Fund
  deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in




                                                         Risk/return summary  11
  a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.



  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 5.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




12  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  JANUS GLOBAL RESEARCH FUND


   Annual returns for periods ended 12/31
                                                                               18.40%    26.75%   (45.49)%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 9.06%     Worst Quarter:  4th-2008 (24.95)%






                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                    Since Inception
                                                                          1 year       (2/25/05)
  Janus Global Research Fund
    Return Before Taxes                                                  (45.49)%       (0.78)%
    Return After Taxes on Distributions                                  (45.54)%       (1.67)%
    Return After Taxes on Distributions and Sale of Fund Shares(1)       (29.50)%       (0.82)%
  Morgan Stanley Capital International World Growth Index(2)             (41.13)%       (4.08)%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Index(3)                                               (37.60)%       (5.41)%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   --------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

JANUS GLOBAL TECHNOLOGY FUND

  Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




14  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 3.8% of the Fund's investments were in emerging markets.





                                                         Risk/return summary  15

  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




16  Janus Investment Fund

  JANUS GLOBAL TECHNOLOGY FUND


   Annual returns for periods ended 12/31
         211.55%  (33.67)%  (39.96)%  (40.94)%   47.14%     1.23%    11.50%     7.98%    21.88%   (43.27)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 73.95%     Worst Quarter:  3rd-2001 (36.20)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years      (12/31/98)
  Janus Global Technology Fund
    Return Before Taxes                                    (43.27)%   (3.36)%    (0.95)%       (0.95)%
    Return After Taxes on Distributions                    (43.27)%   (3.38)%    (1.05)%       (1.05)%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (28.12)%   (2.82)%    (0.82)%       (0.82)%
  S&P 500(R) Index(2)                                      (37.00)%   (2.19)%    (1.38)%       (1.38)%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International World Information
    Technology Index(3)                                    (43.87)%   (5.38)%    (5.52)%       (5.52)%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  17

JANUS OVERSEAS FUND

  Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS OVERSEAS FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





18  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 24.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular




                                                         Risk/return summary  19
  market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





20  Janus Investment Fund

  JANUS OVERSEAS FUND


   Annual returns for periods ended 12/31
         86.06%   (18.57)%  (23.11)%  (23.89)%   36.79%    18.58%    32.39%    47.21%    27.76%   (52.75)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 60.63%     Worst Quarter:  4th-2008 (27.94)%






                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                            1 year    5 years    10 years       (5/2/94)
  Janus Overseas Fund
    Return Before Taxes                                    (52.75)%     6.89%      5.40%          9.27%
    Return After Taxes on Distributions                    (53.13)%     6.28%      4.74%          8.60%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                      (33.80)%     6.18%      4.70%          8.22%
  Morgan Stanley Capital International All Country
    World ex-U.S. Index(SM)(2)                             (45.53)%     2.56%      1.90%            N/A(3)
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International EAFE(R) Index(4)    (43.38)%     1.66%      0.80%          3.07%
    (reflects no deduction for expenses, fees, or taxes)
                                                        ---------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) Effective December 22, 2008, the Fund changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital believes that the new primary benchmark index provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.


  (3) Since inception return is not shown for the index because the index's inception date, December 31, 1998, differs significantly from the Fund's inception date.

  (4) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.






                                                         Risk/return summary  21

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




22  Janus Investment Fund

JANUS WORLDWIDE FUND

  Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





                                                         Risk/return summary  23

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 2.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular




24  Janus Investment Fund
  market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  25

  JANUS WORLDWIDE FUND


   Annual returns for periods ended 12/31
         64.37%   (16.87)%  (22.88)%  (26.01)%   24.23%     5.54%     5.84%    17.90%     9.23%   (45.02)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.11%     Worst Quarter:  4th-2008 (23.27)%






                                                        Average annual total return for periods ended 12/31/08
                                                        ------------------------------------------------------
                                                                                               Since Inception
                                                                1 year    5 years   10 years      (5/15/91)
  Janus Worldwide Fund
    Return Before Taxes                                        (45.02)%   (4.58)%    (2.63)%        6.86%
    Return After Taxes on Distributions                        (45.13)%   (4.70)%    (2.97)%        6.10%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                               (29.11)%   (3.77)%    (2.11)%        5.89%
  Morgan Stanley Capital International World Index(SM)(2)      (40.71)%   (0.51)%    (0.64)%        5.13%
    (reflects no deduction for expenses, fees, or taxes)
                                                             -------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




26  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Funds do not impose sales charges when you buy or sell the Funds' shares. However, if you sell shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  27

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


   Sales charges.................................................................    None
   Redemption fee on shares held for 90 days or less (as a % of amount
     redeemed)...................................................................   2.00%(2)(3)
   Exchange fee..................................................................    None(3)






------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                        Short   Acquired  Total Annual           Net Annual
                                                        Sale     Fund(5)      Fund                  Fund
                                Management    Other   Dividend  Fees and    Operating   Expense   Operating
                                  Fee(4)    Expenses  Expenses  Expenses    Expenses    Waivers   Expenses
   Janus Global Life Sciences
      Fund                         0.64%      0.34%       N/A     0.00%       0.98%        N/A      0.98%
   Janus Global Opportunities
      Fund                         0.64%      0.61%       N/A     0.00%       1.25%        N/A      1.25%
   Janus Global Research
      Fund(6)                      0.73%      0.42%       N/A     0.00%       1.15%(7)    0.00%     1.15%(7)
   Janus Global Technology
      Fund                         0.64%      0.38%     0.00%(8)  0.00%       1.02%        N/A      1.02%
   Janus Overseas Fund             0.64%      0.26%       N/A     0.00%       0.90%        N/A      0.90%
   Janus Worldwide Fund(6)         0.54%      0.29%       N/A     0.00%       0.83%        N/A      0.83%





--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to "Payment of Redemption Proceeds" in this Prospectus.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.

 (3) An exchange of shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.


 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Janus Global Research Fund and Janus Worldwide Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.


 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.

 (6) Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that adjusts up or down based on each Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Janus Global Research Fund and 0.60% for Janus Worldwide Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Janus Global Research Fund has
     entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
--------------------------------------------------------------------------------





28  Janus Investment Fund

--------------------------------------------------------------------------------


 (7) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.


 (8) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.

--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                             1 Year  3 Years  5 Years  10 Years
                                             ----------------------------------
   Janus Global Life Sciences Fund            $100     $312     $542    $1,201
   Janus Global Opportunities Fund            $127     $397     $686    $1,511
   Janus Global Research Fund(1)              $117     $365     $633    $1,398
   Janus Global Technology Fund               $104     $325     $563    $1,248
   Janus Overseas Fund                        $ 92     $287     $498    $1,108
   Janus Worldwide Fund(1)                    $ 85     $265     $460    $1,025





--------------------------------------------------------------------------------

  (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




                                                         Risk/return summary  29

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.


  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  JANUS GLOBAL OPPORTUNITIES FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

30  Janus Investment Fund
  of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


3. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

  Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.


4. HOW DO THE PORTFOLIO MANAGERS FOR JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

5. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

  Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in



                                   Principal investment strategies and risks  31
  response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").





32  Janus Investment Fund

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS GLOBAL OPPORTUNITIES FUND AFFECT THE FUND'S RISK PROFILE?


  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.


2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.




                                   Principal investment strategies and risks  33

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund, particularly Janus Global Research Fund and Janus Overseas Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM).


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission.

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.




34  Janus Investment Fund

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

  Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio.


6. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates.



                                   Principal investment strategies and risks  35

  The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in



36  Janus Investment Fund
  interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These



                                   Principal investment strategies and risks  37
  securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis


  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES

  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.





38  Janus Investment Fund

  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.


  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."


  SECURITIES LENDING

  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.


  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of



                                   Principal investment strategies and risks  39

  Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."






40  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.


  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


                                                     Management of the Funds  41

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you.

MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual




42  Janus Investment Fund
  investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  FIXED-RATE INVESTMENT ADVISORY FEE



  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                               Actual Investment
                                                             Contractual        Advisory Fee (%)
                                        Average Daily    Investment Advisory    (for the fiscal
                                         Net Assets            Fee (%)             year ended
  Fund Name                              of the Fund        (annual rate)      October 31, 2008)
------------------------------------------------------------------------------------------------
  Janus Global Life Sciences Fund     All Asset Levels           0.64                 0.64
  Janus Global Opportunities Fund     All Asset Levels           0.64                 0.64
  Janus Global Technology Fund        All Asset Levels           0.64                 0.64
  Janus Overseas Fund                 All Asset Levels           0.64                 0.64
------------------------------------------------------------------------------------------------




  PERFORMANCE-BASED INVESTMENT ADVISORY FEE



  Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.



  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.





                                                     Management of the Funds  43

                                                                   Actual Investment
                                                                    Advisory Fee (%)
                                                   Performance      (for the fiscal
                                                    Hurdle vs.         year ended
  Fund Name                       Base Fee (%)   Benchmark Index   October 31, 2008)
------------------------------------------------------------------------------------
  Janus Global Research Fund          0.64           +/-6.00%             0.73(1)
  Janus Worldwide Fund                0.60           +/-6.00%             0.54
------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least March 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.





  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, at www.janus.com.



  JANUS GLOBAL RESEARCH FUND AND JANUS WORLDWIDE FUND


  For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:

  Fund Name                                  Benchmark Index
-----------------------------------------------------------------------
  Janus Global Research Fund                 MSCI World Growth Index(1)
  Janus Worldwide Fund                       MSCI World Index(SM)



  (1) Effective January 1, 2007, Janus Global Research Fund's benchmark index changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment. Details regarding the implementation of the new benchmark index are contained in the Statement of Additional Information.

  Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment applies as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the



44  Janus Investment Fund
  contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  Should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares for the Funds against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the



                                                     Management of the Funds  45
  record of the Fund's benchmark index and future changes to the size of each Fund.

  The Funds' SAI contains additional information about performance-based fees.


  EXPENSE LIMITATION



  Janus Capital has contractually agreed to waive the advisory fee payable by Janus Global Research Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least March 1, 2010.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Global Research Fund(1)                           1.25
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





46  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------
    ANDREW ACKER, CFA, is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since May 2007. Mr. Acker is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration with honors from Harvard Business School. Mr. Acker holds the Chartered Financial Analyst designation.

JANUS GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gregory R. Kolb and Jason P. Yee jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GREGORY R. KOLB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund, which he has co-managed since May 2005. He is also Portfolio Manager of other Janus accounts. Mr. Kolb joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree in Business Administration from Miami University (of
    Ohio) where he graduated magna cum laude with honors. Mr. Kolb holds the Chartered Financial Analyst designation.

    JASON P. YEE, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund, which he has managed or co-managed since its inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  47

JANUS GLOBAL RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Global Research Fund and has done so since its inception.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
    BURTON H. WILSON is Executive Vice President and Portfolio Manager of
    Janus Global Technology Fund, which he has managed or co-managed since February 2006. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst, focusing primarily on technology companies. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, he was a research analyst at Lincoln Equity Management from 2000 to 2004. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

JANUS OVERSEAS FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Overseas Fund, which he has managed or co-managed since January
    2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.




48  Janus Investment Fund

JANUS WORLDWIDE FUND
--------------------------------------------------------------------------------
    JASON P. YEE, CFA, is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the
    Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  49

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLOSED FUND POLICIES


  A Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders

50  Janus Investment Fund
  of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities



                                                           Other information  51

  Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




52  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.


  DISTRIBUTION SCHEDULE



  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  53
  buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


DISTRIBUTION OPTIONS

  When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing to the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

  REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

  CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

  REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

  REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

  The Funds reserve the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.




54  Janus Investment Fund

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.


  Distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to



                                                     Distributions and taxes  55
  shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




56  Janus Investment Fund

                       JANUS INTERNATIONAL & GLOBAL FUNDS

                              Shareholder's Manual

                       This Shareholder's Manual is for those
                       shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------


ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------


AT www.janus.com* YOU CAN:


- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or your complete portfolio
- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929


58  Janus Investment Fund

MINIMUM INVESTMENTS*


  To open a new regular Fund account                            $2,500
  To open a new UGMA/UTMA account, Coverdell Education Savings
  Account, or a retirement Fund account
    - without an automatic investment program                   $1,000
    - with an automatic investment program of $100 per month    $  500
  To add to any existing type of Fund account                   $  100





  * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, INTECH, and Perkins may open Fund accounts for $100.


  MINIMUM INVESTMENT REQUIREMENTS

  Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

  INDIVIDUAL OR JOINT OWNERSHIP

  Individual accounts are owned by one person. Joint accounts have two or more owners.


  TRUST

  An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.





                                                        Shareholder's manual  59

  BUSINESS ACCOUNTS

  Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.


TAX-DEFERRED ACCOUNTS

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.


  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.


  INVESTING FOR YOUR RETIREMENT


  Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


  TRADITIONAL AND ROTH IRAS

  Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation for tax years 2008 and 2009 with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2008 and 2009.


  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRA

  This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a "SEP-IRA") to be set up for each SEP participant.


  PROFIT SHARING OR MONEY PURCHASE PENSION PLANS

  These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.





60  Janus Investment Fund

ACCOUNTS FOR THE BENEFIT OF A CHILD

  CUSTODIAL ACCOUNTS (UGMA OR UTMA)

  An UGMA/UTMA account is a custodial account managed for the benefit of a minor.


  COVERDELL EDUCATION SAVINGS ACCOUNT

  This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.


  Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents.




                                                        Shareholder's manual  61

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

 ONLINE AT www.janus.com
 -------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 -------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 -------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 -------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
  -------------------------------------------------------------------------
  Note: For more information, refer to "Paying for Shares."




62  Janus Investment Fund

 TO EXCHANGE SHARES                TO SELL SHARES

 ONLINE AT www.janus.com           ONLINE AT www.janus.com
 -------------------------------   --------------------------------

 - Exchanges may be made online    - Redemptions may be made online
   at www.janus.com.                 at www.janus.com.

 BY TELEPHONE                      BY TELEPHONE
 -------------------------------   --------------------------------

 - Generally all accounts are      - Generally all accounts are
   automatically eligible to         automatically eligible to
   exchange shares by telephone.     sell shares by telephone. To
   To exchange all or a portion      sell all or a portion of your
   of your shares into any other     shares, call Janus
   available Janus fund, call        XpressLine(TM) or a Janus
   Janus XpressLine(TM) or a         representative. The Funds
   Janus representative.             reserve the right to limit
                                     the dollar amount that you
                                     may redeem from your account
                                     by telephone.

 BY MAIL/IN WRITING                BY MAIL/IN WRITING
 -------------------------------   --------------------------------

 - To request an exchange in       - To request a redemption in
   writing, please follow the        writing, please follow the
   instructions in "Written          instructions in "Written
   Instructions."                    Instructions."

 BY SYSTEMATIC EXCHANGE            BY SYSTEMATIC REDEMPTION
 -------------------------------   --------------------------------

 - You determine the amount of     - This program allows you to
   money you would like              sell shares worth a specific
   automatically exchanged from      dollar amount from your Fund
   one Fund account to another       account on a regular basis.
   on any day of the month.
 -------------------------------   --------------------------------

 Note: For more information,        Note: For more information,
       refer to "Exchanges."              refer to "Payment of
                                          Redemption Proceeds."






                                                        Shareholder's manual  63

PAYING FOR SHARES

  Please note the following when purchasing shares:

  - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.

  - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


  - Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.


  - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

  - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

  - Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus



64  Janus Investment Fund

    Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."

  - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

  - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), Janus is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Janus may temporarily limit additional share purchases. In addition, Janus may close an account if they are unable to verify a shareholder's identity. Please contact a Janus representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.


  The Funds have also adopted an identity theft policy ("Red Flag Policy") to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.


EXCHANGES

  Please note the following when exchanging shares:

  - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.




                                                        Shareholder's manual  65

  - You may generally exchange shares of a Fund for shares of any other fund in the Trust.


  - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

  - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

  - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to




66  Janus Investment Fund
    monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."


  - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to a closed fund's prospectus.


  - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

  Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and



                                                        Shareholder's manual  67
  their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees as described under "Redemption Fee" (where applicable on the Funds); and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.


  The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.




68  Janus Investment Fund

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.


  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.


  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV



                                                        Shareholder's manual  69

  (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

PAYMENT OF REDEMPTION PROCEEDS

  BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

  - NEXT DAY WIRE TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.

  - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.




70  Janus Investment Fund

  BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.



  BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


  GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME AT www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


  THE FUNDS RESERVE THE RIGHT TO POSTPONE PAYMENT OF REDEMPTION PROCEEDS FOR UP TO SEVEN CALENDAR DAYS. ADDITIONALLY, THE RIGHT TO REQUIRE THE FUNDS TO REDEEM THEIR SHARES MAY BE SUSPENDED, OR THE DATE OF PAYMENT MAY BE POSTPONED BEYOND SEVEN CALENDAR DAYS, WHENEVER: (I) TRADING ON THE NYSE IS RESTRICTED, AS DETERMINED BY THE SEC, OR THE NYSE IS CLOSED (EXCEPT FOR HOLIDAYS AND WEEKENDS); (II) THE SEC PERMITS SUCH SUSPENSION AND SO ORDERS; OR (III) AN EMERGENCY EXISTS AS DETERMINED BY THE SEC SO THAT DISPOSAL OF SECURITIES OR DETERMINATION OF NAV IS NOT REASONABLY PRACTICABLE.


  Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE

  Redemptions (and exchanges) of shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period



                                                        Shareholder's manual  71
  will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains).

  If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS


  To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus."




72  Janus Investment Fund

  Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:


  - the name of the Janus fund(s) being redeemed or exchanged;
  - the account number(s);
  - the amount of money or number of shares being redeemed or exchanged;
  - the name(s) on the account;
  - the signature(s) of all registered account owners (refer to account application for signature requirements); and
  - your daytime telephone number.

SIGNATURE GUARANTEE

  A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

  - You request a redemption by check above a certain dollar amount.
  - You would like a check made payable to anyone other than the shareholder(s) of record.
  - You would like a check mailed to an address that has been changed within 10 days of the redemption request.
  - You would like a check mailed to an address other than the address of record.
  - You would like your redemption proceeds sent to a bank account other than a bank account of record.

  THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

  A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

  - It does not appear valid or in good form.
  - The transaction amount exceeds the surety bond limit of the signature guarantee.
  - The guarantee stamp has been reported as stolen, missing, or counterfeit.

  HOW TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

  If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.




                                                        Shareholder's manual  73

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


PRICING OF FUND SHARES

  NAV DETERMINATION


  The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of outstanding shares. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural



74  Janus Investment Fund
  disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  POLICIES IN RELATION TO TRANSACTIONS

  EXCHANGES - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

  OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive the NAV calculated at that time. Transactions involving



                                                        Shareholder's manual  75
  funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each fund at www.janus.com.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be




76  Janus Investment Fund
  made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

  TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

  You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.


  A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.


  TAXPAYER IDENTIFICATION NUMBER

  On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

  INVOLUNTARY REDEMPTIONS

  The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.




                                                        Shareholder's manual  77

  ONLINE AND TELEPHONE TRANSACTIONS

  You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

  Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

  Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(C), or sending written instructions.

  DISTRIBUTIONS

  Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.

  If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

  TEMPORARY SUSPENSION OF SERVICES


  The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar





78  Janus Investment Fund
  days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.


  ADDRESS CHANGES

  For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

  REGISTRATION CHANGES

  To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

  BANK ACCOUNT CHANGES

  For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

  STATEMENTS, REPORTS, AND PROSPECTUSES


  We will send you quarterly confirmations of all transactions. You may elect at www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, at www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic or non-direct deposit transaction. If you have not elected to receive online statements,




                                                        Shareholder's manual  79
  your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.

  The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically at www.janus.com.

  Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty
  (30) days after the Funds receive your instructions.




80  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-800-525-3713.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).




                                                        Financial highlights  81

JANUS GLOBAL LIFE SCIENCES FUND
----------------------------------------------------------------------------------------------------------------
                                                                           Years ended October 31
                                                              2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $24.12     $20.25     $19.37     $16.08     $14.61

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.03         --         --         --         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (6.38)       3.87       0.88       3.29       1.47

 Total from investment operations                             (6.35)       3.87       0.88       3.29       1.47

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                             --         --         --         --         --
 Distributions from capital gains                                 --         --         --         --         --
 Redemption fees                                                0.01         --(1)      --(1)      --(1)      --(1)

 Total distributions and other                                  0.01         --         --         --         --


 NET ASSET VALUE, END OF PERIOD                               $17.78     $24.12     $20.25     $19.37     $16.08


 Total return                                               (26.29)%     19.11%      4.54%     20.46%     10.06%

 Net assets, end of period (in millions)                        $653       $894       $982     $1,150     $1,183
 Average net assets for the period (in millions)                $835       $875     $1,102     $1,182     $1,288
 Ratio of gross expenses to average net assets(2)              0.98%      1.01%      1.02%      0.97%      1.02%
 Ratio of net expenses to average net assets                   0.97%      0.99%      1.01%      0.96%      1.01%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.15%    (0.27)%    (0.39)%    (0.49)%    (0.52)%
 Portfolio turnover rate                                         81%        61%        87%        77%        78%
----------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.







82  Janus Investment Fund

JANUS GLOBAL OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------
                                                           Years ended October 31
                                                2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD           $17.21    $15.32    $13.91    $12.93    $11.66

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                     0.15      0.07      0.10      0.10      0.03
 Net gain/(loss) on securities (both
     realized and unrealized)                   (7.26)      4.13      1.42      0.91      1.27

 Total from investment operations               (7.11)      4.20      1.52      1.01      1.30

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income           (0.27)    (0.09)    (0.11)    (0.03)    (0.03)
 Distributions from capital gains               (0.48)    (2.22)        --        --        --
 Redemption fees                                  0.01        --(1)     --(1)     --(1)     --(1)

 Total distributions and other                  (0.74)    (2.31)    (0.11)    (0.03)    (0.03)


 NET ASSET VALUE, END OF PERIOD                  $9.36    $17.21    $15.32    $13.91    $12.93


 Total return                                 (42.89)%    30.59%    10.96%     7.78%    11.18%

 Net assets, end of period (in millions)           $86      $189      $146      $178      $207
 Average net assets for the period (in
     millions)                                    $137      $163      $161      $219      $175
 Ratio of gross expenses to average net
     assets                                      1.25%(2)  1.07%(2)  1.17%(3)  1.03%(2)  1.09%(2)
 Ratio of net expenses to average net
     assets                                      1.24%     1.06%     1.15%     1.02%     1.09%
 Ratio of net investment income/(loss) to
     average net assets                          0.70%     0.43%     0.57%     0.62%     0.24%
 Portfolio turnover rate                           18%       14%       38%       36%       37%

----------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.






                                                        Financial highlights  83

JANUS GLOBAL RESEARCH FUND
---------------------------------------------------------------------------------------------------------------
                                                                                Years or Period ended
                                                                                     October 31
                                                                       2008        2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                  $17.11     $13.16     $11.11      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                            0.04       0.04       0.10      (0.01)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                       (7.58)       4.72       2.22        1.12

 Total from investment operations                                      (7.54)       4.76       2.32        1.11

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                  (0.05)     (0.05)     (0.04)          --
 Distributions from capital gains                                      (0.72)     (0.76)     (0.23)          --
 Redemption fees                                                         0.01         --(2)     N/A         N/A

 Total distributions and other                                         (0.76)     (0.81)     (0.27)          --


 NET ASSET VALUE, END OF PERIOD                                         $8.81     $17.11     $13.16      $11.11


 Total return(3)                                                     (45.95)%     38.09%     21.21%      11.10%

 Net assets, end of period (in millions)                                 $167       $284       $113         $47
 Average net assets for the period (in millions)                         $261       $174        $80         $30
 Ratio of gross expenses to average net assets(4)                       1.15%      1.12%      1.16%       1.27%(5)
 Ratio of net expenses to average net assets(4)                         1.14%      1.11%      1.14%       1.25%
 Ratio of net investment income/(loss) to average net assets(4)         0.42%      0.36%      0.48%     (0.24)%
 Portfolio turnover rate(4)                                               95%        72%       118%         86%

---------------------------------------------------------------------------------------------------------------




(1) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) The ratio was 1.61% before waiver of certain fees incurred by the Fund.






84  Janus Investment Fund

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------------------------------
                                                                          Years ended October 31
                                                              2008       2007       2006      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $16.51    $12.23     $10.88     $9.70     $10.44

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                     --      0.06         --      0.01       0.02
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (7.16)      4.22       1.36      1.17     (0.76)

 Total from investment operations                             (7.16)      4.28       1.36      1.18     (0.74)

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.06)        --     (0.01)        --         --
 Distributions from capital gains                                 --        --         --        --         --
 Redemption fees                                                  --(1)     --(1)      --(1)     --(1)      --(1)

 Total distributions and other                                (0.06)        --     (0.01)        --         --


 NET ASSET VALUE, END OF PERIOD                                $9.29    $16.51     $12.23    $10.88      $9.70


 Total return                                               (43.51)%    35.00%     12.48%    12.16%    (7.09)%

 Net assets, end of period (in millions)                        $533    $1,028       $914      $994     $1,255
 Average net assets for the period (in millions)                $828      $915       $999    $1,110     $1,481
 Ratio of gross expenses to average net assets(2)              1.02%(3)  1.04%      1.13%     1.04%      1.07%
 Ratio of net expenses to average net assets                   1.01%(3)  1.03%      1.11%     1.03%      1.07%
 Ratio of net investment income/(loss) to average net
     assets                                                  (0.13)%     0.40%    (0.30)%     0.07%    (0.37)%
 Portfolio turnover rate                                         90%       57%        85%       31%        24%
--------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratio would be 1.02% and 1.01%, respectively, without the inclusion of dividends on short positions.





                                                        Financial highlights  85

JANUS OVERSEAS FUND
-------------------------------------------------------------------------------------------------------------
                                                                          Years ended October 31
                                                              2008        2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $63.02     $42.45    $28.42    $21.62    $19.50

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.63       0.36      0.49      0.21      0.18
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (31.38)      20.74     13.80      6.82      2.18

 Total from investment operations                            (30.75)      21.10     14.29      7.03      2.36

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.88)     (0.55)    (0.28)    (0.23)    (0.24)
 Distributions from capital gains                             (4.29)         --        --        --        --
 Redemption fees                                                0.02       0.02      0.02        --(1)     --(1)

 Total distributions and other                                (5.15)     (0.53)    (0.26)    (0.23)    (0.24)


 NET ASSET VALUE, END OF PERIOD                               $27.12     $63.02    $42.45    $28.42    $21.62


 Total return                                               (52.78)%     50.24%    50.71%    32.74%    12.24%

 Net assets, end of period (in millions)                      $4,345    $11,425    $5,317    $2,555    $2,090
 Average net assets for the period (in millions)              $9,215     $7,917    $3,933    $2,272    $2,497
 Ratio of gross expenses to average net assets(2)              0.90%      0.89%     0.92%     0.90%     0.93%
 Ratio of net expenses to average net assets                   0.89%      0.89%     0.91%     0.89%     0.93%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.79%      0.77%     1.69%     0.88%     0.72%
 Portfolio turnover rate                                         50%        51%       61%       57%       58%
-------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.







86  Janus Investment Fund

JANUS WORLDWIDE FUND
------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31
                                                              2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $60.04    $48.05    $41.41    $38.12    $37.34

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.43      0.32      0.65      0.46      0.30
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (28.82)     12.31      6.48      3.14      0.84

 Total from investment operations                            (28.39)     12.63      7.13      3.60      1.14

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.29)    (0.64)    (0.49)    (0.31)    (0.36)
 Distributions from capital gains                                 --        --        --        --        --
 Redemption fees                                                  --(1)     --(1)     --(1)     --(1)     --(1)

 Total distributions and other                                (0.29)    (0.64)    (0.49)    (0.31)    (0.36)


 NET ASSET VALUE, END OF PERIOD                               $31.36    $60.04    $48.05    $41.41    $38.12


 Total return                                               (47.49)%    26.53%    17.34%     9.47%     3.06%

 Net assets, end of period (in millions)                      $2,045    $4,645    $4,373    $4,958    $7,074
 Average net assets for the period (in millions)              $3,480    $4,523    $4,602    $5,984    $9,278
 Ratio of gross expenses to average net assets(2)              0.83%     0.88%(3)  0.87%(3)  0.85%     0.92%
 Ratio of net expenses to average net assets                   0.83%     0.87%     0.86%     0.85%     0.92%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.82%     0.53%     1.31%     0.90%     0.61%
 Portfolio turnover rate                                         16%       27%       43%       33%      120%

------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(3) The ratio was 0.89% in 2007 and 0.90% in 2006 before waiver of certain fees incurred by the Fund.






                                                        Financial highlights  87

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


88  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



                                                Glossary of investment terms  89
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




90  Janus Investment Fund

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




                                                Glossary of investment terms  91

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




92  Janus Investment Fund

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



                                                Glossary of investment terms  93
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




94  Janus Investment Fund

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  95

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

                        This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-525-3713


            The Trust's Investment Company Act File No. is 811-1879.

                                 February 27, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus Global Life Sciences Fund
                                   Janus Global Opportunities Fund
                                   Janus Global Research Fund
                                   Janus Global Technology Fund

                                   Janus Overseas Fund

                                   Janus Worldwide Fund

                              JANUS INVESTMENT FUND

                                   Prospectus





    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


    This Prospectus is for those shareholders investing with the Funds through financial intermediaries.

(JANUS LOGO)



              This Prospectus describes six portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Global Life Sciences Fund....................     2
  Janus Global Opportunities Fund....................     6
  Janus Global Research Fund.........................    10
  Janus Global Technology Fund.......................    14
  Janus Overseas Fund................................    18
  Janus Worldwide Fund...............................    23

FEES AND EXPENSES....................................    27

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    30
  Risks..............................................    31
  Frequently asked questions about certain risks.....    33
  General portfolio policies.........................    36

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Management expenses................................    42
  Investment personnel...............................    47

OTHER INFORMATION....................................    50

DISTRIBUTIONS AND TAXES..............................    53

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    57
  Purchases..........................................    58
  Tax-deferred accounts..............................    60
  Exchanges..........................................    60
  Redemptions........................................    61
  Redemption fee.....................................    62
  Excessive trading..................................    63
  Shareholder account policies.......................    67

FINANCIAL HIGHLIGHTS.................................    69

GLOSSARY OF INVESTMENT TERMS.........................    76






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS GLOBAL LIFE SCIENCES FUND

  Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

2  Janus Investment Fund
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks



                                                          Risk/return summary  3
  greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 2.8% of the Fund's investments were in emerging markets.


  CONCENTRATION RISK. The Fund focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Investment Fund

  JANUS GLOBAL LIFE SCIENCES FUND


   Annual returns for periods ended 12/31
         61.00%    33.34%   (18.09)%  (30.11)%   27.44%    14.95%    11.45%    (1.95)%   22.53%   (28.77)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 31.32%     Worst Quarter:  1st-2001 (26.25)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years      (12/31/98)
  Janus Global Life Sciences Fund
    Return Before Taxes                                    (28.77)%     1.86%      5.56%         5.56%
    Return After Taxes on Distributions                    (28.79)%     1.85%      5.55%         5.55%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (18.68)%     1.59%      4.87%         4.87%
  S&P 500(R) Index(2)                                      (37.00)%   (2.19)%    (1.38)%       (1.38)%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International World Health Care
    Index(3)                                               (21.50)%     0.82%      0.06%         0.06%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

JANUS GLOBAL OPPORTUNITIES FUND

  Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio managers emphasize investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency




6  Janus Investment Fund
  exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio managers




                                                          Risk/return summary  7
  more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, the Fund did not hold investments in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Investment Fund

  JANUS GLOBAL OPPORTUNITIES FUND


   Annual returns for periods ended 12/31
                                      (15.91)%   38.41%    15.33%     4.07%    11.19%    12.10%   (37.83)%
                                        2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 22.21%     Worst Quarter:  3rd-2002 (21.31)%






                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                     Since Inception
                                                                1 year     5 years      (6/29/01)
  Janus Global Opportunities Fund
    Return Before Taxes                                        (37.83)%    (1.44)%         2.01%
    Return After Taxes on Distributions                        (38.48)%    (2.26)%         1.43%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                               (23.79)%    (1.03)%         1.87%
  Morgan Stanley Capital International World Index(SM)(2)      (40.71)%    (0.51)%       (0.45)%
    (reflects no deduction for expenses, fees, or taxes)


                                                         -------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  9

JANUS GLOBAL RESEARCH FUND

  Janus Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high-conviction investment ideas in all market capitalizations, styles, and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.


  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics



10  Janus Investment Fund
  deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in




                                                         Risk/return summary  11
  a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.



  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 5.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




12  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  JANUS GLOBAL RESEARCH FUND


   Annual returns for periods ended 12/31
                                                                               18.40%    26.75%   (45.49)%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 9.06%     Worst Quarter:  4th-2008 (24.95)%






                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                    Since Inception
                                                                          1 year       (2/25/05)
  Janus Global Research Fund
    Return Before Taxes                                                  (45.49)%       (0.78)%
    Return After Taxes on Distributions                                  (45.54)%       (1.67)%
    Return After Taxes on Distributions and Sale of Fund Shares(1)       (29.50)%       (0.82)%
  Morgan Stanley Capital International World Growth Index(2)             (41.13)%       (4.08)%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Index(3)                                               (37.60)%       (5.41)%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   --------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

JANUS GLOBAL TECHNOLOGY FUND

  Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




14  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 3.8% of the Fund's investments were in emerging markets.





                                                         Risk/return summary  15

  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




16  Janus Investment Fund

  JANUS GLOBAL TECHNOLOGY FUND


   Annual returns for periods ended 12/31
         211.55%  (33.67)%  (39.96)%  (40.94)%   47.14%     1.23%    11.50%     7.98%    21.88%   (43.27)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 73.95%     Worst Quarter:  3rd-2001 (36.20)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                            1 year    5 years   10 years      (12/31/98)
  Janus Global Technology Fund
    Return Before Taxes                                    (43.27)%   (3.36)%    (0.95)%       (0.95)%
    Return After Taxes on Distributions                    (43.27)%   (3.38)%    (1.05)%       (1.05)%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (28.12)%   (2.82)%    (0.82)%       (0.82)%
  S&P 500(R) Index(2)                                      (37.00)%   (2.19)%    (1.38)%       (1.38)%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International World Information
    Technology Index(3)                                    (43.87)%   (5.38)%    (5.52)%       (5.52)%
    (reflects no deduction for expenses, fees, or taxes)
                                                        --------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  17

JANUS OVERSEAS FUND

  Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS OVERSEAS FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





18  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 24.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular




                                                         Risk/return summary  19
  market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





20  Janus Investment Fund

  JANUS OVERSEAS FUND


   Annual returns for periods ended 12/31
         86.06%   (18.57)%  (23.11)%  (23.89)%   36.79%    18.58%    32.39%    47.21%    27.76%   (52.75)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 60.63%     Worst Quarter:  4th-2008 (27.94)%






                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                            1 year    5 years    10 years       (5/2/94)
  Janus Overseas Fund
    Return Before Taxes                                    (52.75)%     6.89%      5.40%          9.27%
    Return After Taxes on Distributions                    (53.13)%     6.28%      4.74%          8.60%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                      (33.80)%     6.18%      4.70%          8.22%
  Morgan Stanley Capital International All Country
    World ex-U.S. Index(SM)(2)                             (45.53)%     2.56%      1.90%            N/A(3)
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International EAFE(R) Index(4)    (43.38)%     1.66%      0.80%          3.07%
    (reflects no deduction for expenses, fees, or taxes)
                                                        ---------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) Effective December 22, 2008, the Fund changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital believes that the new primary benchmark index provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.


  (3) Since inception return is not shown for the index because the index's inception date, December 31, 1998, differs significantly from the Fund's inception date.

  (4) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.




                                                         Risk/return summary  21

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




22  Janus Investment Fund

JANUS WORLDWIDE FUND

  Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





                                                         Risk/return summary  23

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  GROWTH SECURITIES RISK. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2008, approximately 2.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular




24  Janus Investment Fund
  market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  25

  JANUS WORLDWIDE FUND


   Annual returns for periods ended 12/31
         64.37%   (16.87)%  (22.88)%  (26.01)%   24.23%     5.54%     5.84%    17.90%     9.23%   (45.02)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.11%     Worst Quarter:  4th-2008 (23.27)%






                                                        Average annual total return for periods ended 12/31/08
                                                        ------------------------------------------------------
                                                                                               Since Inception
                                                                1 year    5 years   10 years      (5/15/91)
  Janus Worldwide Fund
    Return Before Taxes                                        (45.02)%   (4.58)%    (2.63)%        6.86%
    Return After Taxes on Distributions                        (45.13)%   (4.70)%    (2.97)%        6.10%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                               (29.11)%   (3.77)%    (2.11)%        5.89%
  Morgan Stanley Capital International World Index(SM)(2)      (40.71)%   (0.51)%    (0.64)%        5.13%
    (reflects no deduction for expenses, fees, or taxes)
                                                             -------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




26  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Funds do not impose sales charges when you buy or sell the Funds' shares. However, if you sell shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  27

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


   Sales charges.................................................................    None
   Redemption fee on shares held for 90 days or less (as a % of amount
     redeemed)...................................................................   2.00%(2)(3)
   Exchange fee..................................................................    None(3)






------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                        Short   Acquired  Total Annual           Net Annual
                                                        Sale     Fund(5)      Fund                  Fund
                                Management    Other   Dividend  Fees and    Operating   Expense   Operating
                                  Fee(4)    Expenses  Expenses  Expenses    Expenses    Waivers   Expenses
   Janus Global Life Sciences
      Fund                         0.64%      0.34%       N/A     0.00%       0.98%        N/A      0.98%
   Janus Global Opportunities
      Fund                         0.64%      0.61%       N/A     0.00%       1.25%        N/A      1.25%
   Janus Global Research
      Fund(6)                      0.73%      0.42%       N/A     0.00%       1.15%(7)    0.00%     1.15%(7)
   Janus Global Technology
      Fund                         0.64%      0.38%     0.00%(8)  0.00%       1.02%        N/A      1.02%
   Janus Overseas Fund             0.64%      0.26%       N/A     0.00%       0.90%        N/A      0.90%
   Janus Worldwide Fund(6)         0.54%      0.29%       N/A     0.00%       0.83%        N/A      0.83%





--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.


 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Janus Global Research Fund and Janus Worldwide Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.


 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.

 (6) Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that adjusts up or down based on each Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Janus Global Research Fund and 0.60% for Janus Worldwide Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Janus Global Research Fund has
     entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
--------------------------------------------------------------------------------





28  Janus Investment Fund

--------------------------------------------------------------------------------


 (7) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.


 (8) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.


--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
   Janus Global Life Sciences Fund          $100      $312      $542     $1,201
   Janus Global Opportunities Fund          $127      $397      $686     $1,511
   Janus Global Research Fund(1)            $117      $365      $633     $1,398
   Janus Global Technology Fund             $104      $325      $563     $1,248
   Janus Overseas Fund                      $ 92      $287      $498     $1,108
   Janus Worldwide Fund(1)                  $ 85      $265      $460     $1,025




--------------------------------------------------------------------------------

  (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




                                                         Risk/return summary  29

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED?



  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.


  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  JANUS GLOBAL OPPORTUNITIES FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

30  Janus Investment Fund
  of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


3. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

  Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.

4. HOW DO THE PORTFOLIO MANAGERS FOR JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

5. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

  Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in



                                   Principal investment strategies and risks  31
  response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").





32  Janus Investment Fund

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS GLOBAL OPPORTUNITIES FUND AFFECT THE FUND'S RISK PROFILE?


  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.


2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.




                                   Principal investment strategies and risks  33

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund, particularly Janus Global Research Fund and Janus Overseas Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM).


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission.

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.





34  Janus Investment Fund

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

  Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates.



                                   Principal investment strategies and risks  35

  The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in



36  Janus Investment Fund
  interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These



                                   Principal investment strategies and risks  37
  securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  SHORT SALES

  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.





38  Janus Investment Fund

  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.


  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING


  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.


  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of



                                   Principal investment strategies and risks  39

  Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS


  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





40  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.


  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


                                                     Management of the Funds  41

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual




42  Janus Investment Fund
  investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  FIXED-RATE INVESTMENT ADVISORY FEE



  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                                 Actual Investment
                                                             Contractual          Advisory Fee (%)
                                      Average Daily      Investment Advisory      (for the fiscal
                                       Net Assets              Fee (%)               year ended
  Fund Name                            of the Fund          (annual rate)        October 31, 2008)
--------------------------------------------------------------------------------------------------
  Janus Global Life Sciences Fund   All Asset Levels             0.64                   0.64
  Janus Global Opportunities Fund   All Asset Levels             0.64                   0.64
  Janus Global Technology Fund      All Asset Levels             0.64                   0.64
  Janus Overseas Fund               All Asset Levels             0.64                   0.64
--------------------------------------------------------------------------------------------------






  PERFORMANCE-BASED INVESTMENT ADVISORY FEE



  Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.



  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.






                                                     Management of the Funds  43

                                                                   Actual Investment
                                                                    Advisory Fee (%)
                                                   Performance      (for the fiscal
                                                    Hurdle vs.         year ended
  Fund Name                       Base Fee (%)   Benchmark Index   October 31, 2008)
------------------------------------------------------------------------------------
  Janus Global Research Fund          0.64           +/-6.00%             0.73(1)
  Janus Worldwide Fund                0.60           +/-6.00%             0.54
------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least March 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.





  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com.



  JANUS GLOBAL RESEARCH FUND AND JANUS WORLDWIDE FUND


  For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:

  Fund Name                                  Benchmark Index
-----------------------------------------------------------------------
  Janus Global Research Fund                 MSCI World Growth Index(1)
  Janus Worldwide Fund                       MSCI World Index(SM)



  (1) Effective January 1, 2007, Janus Global Research Fund's benchmark index changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment. Details regarding the implementation of the new benchmark index are contained in the Statement of Additional Information.

  Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment applies as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment




44  Janus Investment Fund

  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  Should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares for the Funds against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict



                                                     Management of the Funds  45
  the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  The Funds' SAI contains additional information about performance-based fees.


  EXPENSE LIMITATION



  Janus Capital has contractually agreed to waive the advisory fee payable by Janus Global Research Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least March 1, 2010.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Global Research Fund(1)                           1.25
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





46  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------
    ANDREW ACKER, CFA, is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since May 2007. Mr. Acker is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration with honors from Harvard Business School. Mr. Acker holds the Chartered Financial Analyst designation.

JANUS GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gregory R. Kolb and Jason P. Yee jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GREGORY R. KOLB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund, which he has co-managed since May 2005. He is also Portfolio Manager of other Janus accounts. Mr. Kolb joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree in Business Administration from Miami University (of
    Ohio) where he graduated magna cum laude with honors. Mr. Kolb holds the Chartered Financial Analyst designation.

    JASON P. YEE, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund, which he has managed or co-managed since its inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  47

JANUS GLOBAL RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Global Research Fund and has done so since its inception.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
    BURTON H. WILSON is Executive Vice President and Portfolio Manager of
    Janus Global Technology Fund, which he has managed or co-managed since February 2006. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst, focusing primarily on technology companies. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, he was a research analyst at Lincoln Equity Management from 2000 to 2004. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

JANUS OVERSEAS FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Overseas Fund, which he has managed or co-managed since January
    2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.




48  Janus Investment Fund

JANUS WORLDWIDE FUND
--------------------------------------------------------------------------------
    JASON P. YEE, CFA, is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the
    Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  49

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLOSED FUND POLICIES


  A Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders

50  Janus Investment Fund
  of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities



                                                           Other information  51

  Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




52  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.


  DISTRIBUTION SCHEDULE



  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  53
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-0020. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




54  Janus Investment Fund

  Distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  55

                       JANUS INTERNATIONAL & GLOBAL FUNDS

                               Shareholder's Guide

                       This Shareholder's Guide is for those shareholders investing with the Funds through financial intermediaries. This section will help you become familiar with the different types of accounts you can establish with the Funds. It also provides general information regarding how to purchase, exchange, and redeem shares, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

  CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


  The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of outstanding shares. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.




                                                         Shareholder's guide  57

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


  Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for processing purchases of shares.


  Purchase requests must be received in good order by a Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Funds reserve



58  Janus Investment Fund
  the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  59

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

  If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

  Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.


  - You may generally exchange shares of a Fund for shares of any other fund in the Trust offered through your financial intermediary or plan sponsor.


  - You must meet the minimum investment amount for each fund.


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - An exchange of shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."


  - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to a closed fund's prospectus.





60  Janus Investment Fund

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS

  Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.




                                                         Shareholder's guide  61

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.




62  Janus Investment Fund

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.



EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases



                                                         Shareholder's guide  63
  and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees as described under "Redemption Fee" (where applicable on the Funds); and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.


  The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be



64  Janus Investment Fund
  cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.


  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.


  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not



                                                         Shareholder's guide  65
  invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained



66  Janus Investment Fund
    by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each fund at www.janus.com.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


    Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER ACCOUNT POLICIES

  TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

  Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

  A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the



                                                         Shareholder's guide  67
  failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

  STATEMENTS AND REPORTS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.




68  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-877-335-2687.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).



                                                        Financial highlights  69

JANUS GLOBAL LIFE SCIENCES FUND
----------------------------------------------------------------------------------------------------------------
                                                                           Years ended October 31
                                                              2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $24.12     $20.25     $19.37     $16.08     $14.61

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.03         --         --         --         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (6.38)       3.87       0.88       3.29       1.47

 Total from investment operations                             (6.35)       3.87       0.88       3.29       1.47

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                             --         --         --         --         --
 Distributions from capital gains                                 --         --         --         --         --
 Redemption fees                                                0.01         --(1)      --(1)      --(1)      --(1)

 Total distributions and other                                  0.01         --         --         --         --


 NET ASSET VALUE, END OF PERIOD                               $17.78     $24.12     $20.25     $19.37     $16.08


 Total return                                               (26.29)%     19.11%      4.54%     20.46%     10.06%

 Net assets, end of period (in millions)                        $653       $894       $982     $1,150     $1,183
 Average net assets for the period (in millions)                $835       $875     $1,102     $1,182     $1,288
 Ratio of gross expenses to average net assets(2)              0.98%      1.01%      1.02%      0.97%      1.02%
 Ratio of net expenses to average net assets                   0.97%      0.99%      1.01%      0.96%      1.01%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.15%    (0.27)%    (0.39)%    (0.49)%    (0.52)%
 Portfolio turnover rate                                         81%        61%        87%        77%        78%
----------------------------------------------------------------------------------------------------------------



(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.







70  Janus Investment Fund

JANUS GLOBAL OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------
                                                           Years ended October 31
                                                2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD           $17.21    $15.32    $13.91    $12.93    $11.66

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                     0.15      0.07      0.10      0.10      0.03
 Net gain/(loss) on securities (both
     realized and unrealized)                   (7.26)      4.13      1.42      0.91      1.27

 Total from investment operations               (7.11)      4.20      1.52      1.01      1.30

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income           (0.27)    (0.09)    (0.11)    (0.03)    (0.03)
 Distributions from capital gains               (0.48)    (2.22)        --        --        --
 Redemption fees                                  0.01        --(1)     --(1)     --(1)     --(1)

 Total distributions and other                  (0.74)    (2.31)    (0.11)    (0.03)    (0.03)


 NET ASSET VALUE, END OF PERIOD                  $9.36    $17.21    $15.32    $13.91    $12.93


 Total return                                 (42.89)%    30.59%    10.96%     7.78%    11.18%

 Net assets, end of period (in millions)           $86      $189      $146      $178      $207
 Average net assets for the period (in
     millions)                                    $137      $163      $161      $219      $175
 Ratio of gross expenses to average net
     assets                                      1.25%(2)  1.07%(2)  1.17%(3)  1.03%(2)  1.09%(2)
 Ratio of net expenses to average net
     assets                                      1.24%     1.06%     1.15%     1.02%     1.09%
 Ratio of net investment income/(loss) to
     average net assets                          0.70%     0.43%     0.57%     0.62%     0.24%
 Portfolio turnover rate                           18%       14%       38%       36%       37%

----------------------------------------------------------------------------------------------



(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.






                                                        Financial highlights  71

JANUS GLOBAL RESEARCH FUND
---------------------------------------------------------------------------------------------------------------
                                                                                Years or Period ended
                                                                                     October 31
                                                                       2008        2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                  $17.11     $13.16     $11.11      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                            0.04       0.04       0.10      (0.01)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                       (7.58)       4.72       2.22        1.12

 Total from investment operations                                      (7.54)       4.76       2.32        1.11

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                  (0.05)     (0.05)     (0.04)          --
 Distributions from capital gains                                      (0.72)     (0.76)     (0.23)          --
 Redemption fees                                                         0.01         --(2)     N/A         N/A

 Total distributions and other                                         (0.76)     (0.81)     (0.27)          --


 NET ASSET VALUE, END OF PERIOD                                         $8.81     $17.11     $13.16      $11.11


 Total return(3)                                                     (45.95)%     38.09%     21.21%      11.10%

 Net assets, end of period (in millions)                                 $167       $284       $113         $47
 Average net assets for the period (in millions)                         $261       $174        $80         $30
 Ratio of gross expenses to average net assets(4)                       1.15%      1.12%      1.16%       1.27%(5)
 Ratio of net expenses to average net assets(4)                         1.14%      1.11%      1.14%       1.25%
 Ratio of net investment income/(loss) to average net assets(4)         0.42%      0.36%      0.48%     (0.24)%
 Portfolio turnover rate(4)                                               95%        72%       118%         86%

---------------------------------------------------------------------------------------------------------------



(1) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) The ratio was 1.61% before waiver of certain fees incurred by the Fund.






72  Janus Investment Fund

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------------------------------
                                                                          Years ended October 31
                                                              2008       2007       2006      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $16.51    $12.23     $10.88     $9.70     $10.44

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                     --      0.06         --      0.01       0.02
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (7.16)      4.22       1.36      1.17     (0.76)

 Total from investment operations                             (7.16)      4.28       1.36      1.18     (0.74)

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.06)        --     (0.01)        --         --
 Distributions from capital gains                                 --        --         --        --         --
 Redemption fees                                                  --(1)     --(1)      --(1)     --(1)      --(1)

 Total distributions and other                                (0.06)        --     (0.01)        --         --


 NET ASSET VALUE, END OF PERIOD                                $9.29    $16.51     $12.23    $10.88      $9.70


 Total return                                               (43.51)%    35.00%     12.48%    12.16%    (7.09)%

 Net assets, end of period (in millions)                        $533    $1,028       $914      $994     $1,255
 Average net assets for the period (in millions)                $828      $915       $999    $1,110     $1,481
 Ratio of gross expenses to average net assets(2)              1.02%(3)  1.04%      1.13%     1.04%      1.07%
 Ratio of net expenses to average net assets                   1.01%(3)  1.03%      1.11%     1.03%      1.07%
 Ratio of net investment income/(loss) to average net
     assets                                                  (0.13)%     0.40%    (0.30)%     0.07%    (0.37)%
 Portfolio turnover rate                                         90%       57%        85%       31%        24%
--------------------------------------------------------------------------------------------------------------



(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratio would be 1.02% and 1.01%, respectively, without the inclusion of dividends on short positions.





                                                        Financial highlights  73

JANUS OVERSEAS FUND
-------------------------------------------------------------------------------------------------------------
                                                                          Years ended October 31
                                                              2008        2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $63.02     $42.45    $28.42    $21.62    $19.50

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.63       0.36      0.49      0.21      0.18
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (31.38)      20.74     13.80      6.82      2.18

 Total from investment operations                            (30.75)      21.10     14.29      7.03      2.36

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.88)     (0.55)    (0.28)    (0.23)    (0.24)
 Distributions from capital gains                             (4.29)         --        --        --        --
 Redemption fees                                                0.02       0.02      0.02        --(1)     --(1)

 Total distributions and other                                (5.15)     (0.53)    (0.26)    (0.23)    (0.24)


 NET ASSET VALUE, END OF PERIOD                               $27.12     $63.02    $42.45    $28.42    $21.62


 Total return                                               (52.78)%     50.24%    50.71%    32.74%    12.24%

 Net assets, end of period (in millions)                      $4,345    $11,425    $5,317    $2,555    $2,090
 Average net assets for the period (in millions)              $9,215     $7,917    $3,933    $2,272    $2,497
 Ratio of gross expenses to average net assets(2)              0.90%      0.89%     0.92%     0.90%     0.93%
 Ratio of net expenses to average net assets                   0.89%      0.89%     0.91%     0.89%     0.93%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.79%      0.77%     1.69%     0.88%     0.72%
 Portfolio turnover rate                                         50%        51%       61%       57%       58%
-------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.







74  Janus Investment Fund

JANUS WORLDWIDE FUND
------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31
                                                              2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $60.04    $48.05    $41.41    $38.12    $37.34

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.43      0.32      0.65      0.46      0.30
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (28.82)     12.31      6.48      3.14      0.84

 Total from investment operations                            (28.39)     12.63      7.13      3.60      1.14

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.29)    (0.64)    (0.49)    (0.31)    (0.36)
 Distributions from capital gains                                 --        --        --        --        --
 Redemption fees                                                  --(1)     --(1)     --(1)     --(1)     --(1)

 Total distributions and other                                (0.29)    (0.64)    (0.49)    (0.31)    (0.36)


 NET ASSET VALUE, END OF PERIOD                               $31.36    $60.04    $48.05    $41.41    $38.12


 Total return                                               (47.49)%    26.53%    17.34%     9.47%     3.06%

 Net assets, end of period (in millions)                      $2,045    $4,645    $4,373    $4,958    $7,074
 Average net assets for the period (in millions)              $3,480    $4,523    $4,602    $5,984    $9,278
 Ratio of gross expenses to average net assets(2)              0.83%     0.88%(3)  0.87%(3)  0.85%     0.92%
 Ratio of net expenses to average net assets                   0.83%     0.87%     0.86%     0.85%     0.92%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.82%     0.53%     1.31%     0.90%     0.61%
 Portfolio turnover rate                                         16%       27%       43%       33%      120%

------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(3) The ratio was 0.89% in 2007 and 0.90% in 2006 before waiver of certain fees incurred by the Fund.






                                                        Financial highlights  75

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


76  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



                                                Glossary of investment terms  77
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




78  Janus Investment Fund

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




                                                Glossary of investment terms  79

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




80  Janus Investment Fund

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



                                                Glossary of investment terms  81
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




82  Janus Investment Fund

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  83

                        This page intentionally left blank.

                        This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                 February 27, 2009







                              JANUS INVESTMENT FUND

                          INTECH RISK-MANAGED CORE FUND


                 (FORMERLY NAMED INTECH RISK-MANAGED STOCK FUND)


                                   Prospectus





    ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing directly with the Fund.

(JANUS LOGO)




              This Prospectus describes INTECH Risk-Managed Core Fund (the "Fund") a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to the Fund. The Fund is subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).

TABLE OF CONTENTS
--------------------------------------------------------------------------------






RISK/RETURN SUMMARY
  INTECH Risk-Managed Core Fund......................     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     8
  Risks..............................................     9
  Frequently asked questions about certain risks.....    10
  General portfolio policies.........................    10

MANAGEMENT OF THE FUND
  Investment adviser.................................    14
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    14
  Management expenses................................    15
  Subadviser.........................................    18
  Investment personnel...............................    18

OTHER INFORMATION....................................    20

DISTRIBUTIONS AND TAXES..............................    23

SHAREHOLDER'S MANUAL
  Doing business with Janus..........................    28
  Minimum investments................................    29
  Types of account ownership.........................    29
  To open an account or buy shares...................    32
  To exchange shares.................................    33
  To sell shares.....................................    33
  Excessive trading..................................    37
  Redemption fee.....................................    41
  Shareholder services and account policies..........    47

FINANCIAL HIGHLIGHTS.................................    51

GLOSSARY OF INVESTMENT TERMS.........................    53






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------



INTECH RISK-MANAGED CORE FUND



  INTECH Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital.



  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.



2  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.





  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults,




                                                          Risk/return summary  3
  the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Investment Fund

  INTECH RISK-MANAGED CORE FUND(1)




   Annual returns for periods ended 12/31
                                                           17.68%    11.06%    11.37%     6.40%   (36.57)%
                                                            2004      2005      2006      2007      2008

   Best Quarter:  4th-2004 9.51%     Worst Quarter:  4th-2008 (21.49)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                       1 year    5 years      (2/28/03)
  INTECH Risk-Managed Core Fund(1)
    Return Before Taxes                                               (36.57)%   (0.35)%        4.51%
    Return After Taxes on Distributions                               (36.74)%   (1.29)%        3.55%
    Return After Taxes on Distributions and Sale of Fund Shares(2)    (23.56)%   (0.13)%        3.99%
  S&P 500(R) Index(3)                                                 (37.00)%   (2.19)%        3.19%
    (reflects no deduction for expenses, fees,or taxes)
                                                                   ---------------------------------------





  (1) Formerly named INTECH Risk-Managed Stock Fund.

  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008.



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Fund do not impose sales charges when you buy or sell the Fund's shares. However, if you sell shares of the Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.






6  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges.................................................................    None
   Redemption fee on shares of the Fund held for 90 days or less (as a % of
     amount redeemed)............................................................   2.00%(2)(3)
   Exchange fee..................................................................    None(3)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                              Management      Other       Acquired Fund(6)    Total Annual Fund
                                Fee(4)     Expenses(5)   Fees and Expenses   Operating Expenses
 INTECH Risk-Managed Core
   Fund(7)(8)                    0.33%        0.42%            0.00%                0.75%




--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to "Payment of Redemption Proceeds" in this Prospectus.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.

  (3) An exchange of shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.


  (4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital as of the end of the fiscal year. This fee may go up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

  (5) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

  (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (7) Formerly named INTECH Risk-Managed Stock Fund.

  (8) The Fund pays an investment advisory fee rate that adjusts up or down based on the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.50%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information.

--------------------------------------------------------------------------------
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                         1 Year   3 Years   5 Years   10 Years
                                         -------------------------------------
 INTECH Risk-Managed Core Fund(1)(2)       $77      $240      $417      $930




--------------------------------------------------------------------------------

 (1) Formerly named INTECH Risk-Managed Stock Fund.

 (2) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of the Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within the Fund's benchmark index;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform the Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


8  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Fund may invest.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.


  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. The fund may not experience similar performance as its assets grow.



  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of Fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").





                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?


  As previously noted, to the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs

3. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policy with respect to borrowing, the percentage limitations




10  Janus Investment Fund
  described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.


  PORTFOLIO TURNOVER

  The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund, and the nature of the Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.


  The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Fund's benchmark index, as determined by INTECH's mathematical investment process.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial




                                   Principal investment strategies and risks  11
  condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




12  Janus Investment Fund

  SWAP AGREEMENTS


  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING


  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.





                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. INTECH is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings,


14  Janus Investment Fund
  seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and, if applicable, considering which share class of a fund is most appropriate for you.

MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Fund.



  The following table reflects the Fund's base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital.





                                                      Management of the Fund  15

  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective January 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.



  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                                                Actual Investment
                                                                                 Advisory Fee (%)
                                                              Performance        (for the fiscal
                                                               Hurdle vs.           year ended
  Fund Name                                Base Fee (%)     Benchmark Index     October 31, 2008)
-------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund(1)             0.50             +/-4.00%               0.33
-------------------------------------------------------------------------------------------------




  (1) Formerly named INTECH Risk-Managed Stock Fund.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, at www.janus.com.



  INTECH RISK-MANAGED CORE FUND


  The Fund's investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases



16  Janus Investment Fund
  the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.



  Only the base fee rate applied until January 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:


  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  Should the Trustees subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether



                                                      Management of the Fund  17
  the Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares of the Fund against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.

  ADMINISTRATIVE SERVICES FEE

  Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to INTECH Risk-Managed Core Fund, and has served in such capacity since the Fund's inception. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital owns approximately 90% of INTECH.


INVESTMENT PERSONNEL


INTECH RISK-MANAGED CORE FUND
--------------------------------------------------------------------------------


    No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Risk-Managed Core Fund. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.



    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.





18  Janus Investment Fund

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.



    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.


    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




                                                      Management of the Fund  19

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLOSED FUND POLICIES


  The Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of

20  Janus Investment Fund

  Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  21
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




22  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.


  DISTRIBUTION SCHEDULE



  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  23
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


DISTRIBUTION OPTIONS

  When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing to the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

  REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

  CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

  REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

  REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

  The Fund reserves the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.




24  Janus Investment Fund

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.


  Distributions made by the Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.




                                                     Distributions and taxes  25

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




26  Janus Investment Fund

                          INTECH RISK-MANAGED CORE FUND


                              Shareholder's Manual

                       This Shareholder's Manual is for those
                       shareholders investing directly with the Fund. This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------


ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------


AT www.janus.com* YOU CAN:


- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or your complete portfolio
- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929


28  Janus Investment Fund

MINIMUM INVESTMENTS*


  To open a new regular Fund account                                 $2,500
  To open a new UGMA/UTMA account, Coverdell Education Savings
  Account, or a retirement Fund account
    - without an automatic investment program                        $1,000
    - with an automatic investment program of $100 per month         $  500
  To add to any existing type of Fund account                        $  100





  * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, INTECH, and Perkins may open Fund accounts for $100.


  MINIMUM INVESTMENT REQUIREMENTS

  Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

  INDIVIDUAL OR JOINT OWNERSHIP
  Individual accounts are owned by one person. Joint accounts have two or more owners.

  TRUST
  An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.




                                                        Shareholder's manual  29

  BUSINESS ACCOUNTS
  Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.

  INVESTING FOR YOUR RETIREMENT


  Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


  TRADITIONAL AND ROTH IRAS

  Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation for tax years 2008 and 2009 with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2008 and 2009.


  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRA
  This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a "SEP-IRA") to be set up for each SEP participant.

  PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
  These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.




30  Janus Investment Fund

ACCOUNTS FOR THE BENEFIT OF A CHILD

  CUSTODIAL ACCOUNTS (UGMA OR UTMA)
  An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

  COVERDELL EDUCATION SAVINGS ACCOUNT

  This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.


  PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.




                                                        Shareholder's manual  31

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

 ONLINE AT www.janus.com
 -------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 -------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 -------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 -------------------------------------------------------------------------


 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.


 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
  -------------------------------------------------------------------------
  Note: For more information, refer to "Paying for Shares."




32  Janus Investment Fund

 TO EXCHANGE SHARES                TO SELL SHARES

 ONLINE AT www.janus.com           ONLINE AT www.janus.com
 -------------------------------   --------------------------------

 - Exchanges may be made online    - Redemptions may be made online
   at www.janus.com.                 at www.janus.com.

 BY TELEPHONE                      BY TELEPHONE
 -------------------------------   --------------------------------

 - Generally all accounts are      - Generally all accounts are
   automatically eligible to         automatically eligible to
   exchange shares by telephone.     sell shares by telephone. To
   To exchange all or a portion      sell all or a portion of your
   of your shares into any other     shares, call Janus
   available Janus fund, call        XpressLine(TM) or a Janus
   Janus XpressLine(TM) or a         representative. The Fund
   Janus representative.             reserves the right to limit
                                     the dollar amount that you
                                     may redeem from your account
                                     by telephone.

 BY MAIL/IN WRITING                BY MAIL/IN WRITING
 -------------------------------   --------------------------------

 - To request an exchange in       - To request a redemption in
   writing, please follow the        writing, please follow the
   instructions in "Written          instructions in "Written
   Instructions."                    Instructions."

 BY SYSTEMATIC EXCHANGE            BY SYSTEMATIC REDEMPTION
 -------------------------------   --------------------------------

 - You determine the amount of     - This program allows you to
   money you would like              sell shares worth a specific
   automatically exchanged from      dollar amount from your Fund
   one Fund account to another       account on a regular basis.
   on any day of the month.
 -------------------------------   --------------------------------

 Note: For more information,        Note: For more information,
       refer to "Exchanges."              refer to "Payment of
                                          Redemption Proceeds."






                                                        Shareholder's manual  33

PAYING FOR SHARES

  Please note the following when purchasing shares:

  - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.

  - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


  - Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.


  - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

  - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

  - The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus



34  Janus Investment Fund

    Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."

  - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

  - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), Janus is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Janus may temporarily limit additional share purchases. In addition, Janus may close an account if they are unable to verify a shareholder's identity. Please contact a Janus representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.


  The Fund has also adopted an identity theft policy ("Red Flag Policy") to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.


EXCHANGES

  Please note the following when exchanging shares:

  - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.




                                                        Shareholder's manual  35

  - You may generally exchange shares of a Fund for shares of any other fund in the Trust.


  - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

  - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

  - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor




36  Janus Investment Fund
    or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of shares from the Fund held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."


  - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to a closed fund's prospectus.


  - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

  Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This



                                                        Shareholder's manual  37
  makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees as described under "Redemption Fee;" and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading



38  Janus Investment Fund
  activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a fund which does not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage



                                                        Shareholder's manual  39
  techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

PAYMENT OF REDEMPTION PROCEEDS

  BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

  - NEXT DAY WIRE TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.

  - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.


  BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record normally within




40  Janus Investment Fund
  seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.


  BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


  GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME AT www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUND CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


  THE FUND RESERVES THE RIGHT TO POSTPONE PAYMENT OF REDEMPTION PROCEEDS FOR UP TO SEVEN CALENDAR DAYS. ADDITIONALLY, THE RIGHT TO REQUIRE THE FUND TO REDEEM ITS SHARES MAY BE SUSPENDED, OR THE DATE OF PAYMENT MAY BE POSTPONED BEYOND SEVEN CALENDAR DAYS, WHENEVER: (I) TRADING ON THE NYSE IS RESTRICTED, AS DETERMINED BY THE SEC, OR THE NYSE IS CLOSED (EXCEPT FOR HOLIDAYS AND WEEKENDS); (II) THE SEC PERMITS SUCH SUSPENSION AND SO ORDERS; OR (III) AN EMERGENCY EXISTS AS DETERMINED BY THE SEC SO THAT DISPOSAL OF SECURITIES OR DETERMINATION OF NAV IS NOT REASONABLY PRACTICABLE.


  Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE

  Redemptions (and exchanges) of shares of the Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational



                                                        Shareholder's manual  41
  requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains).

  If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS


  To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Requests or documents received in a language other than English may be





42  Janus Investment Fund
  inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:


  - the name of the Janus fund(s) being redeemed or exchanged;
  - the account number(s);
  - the amount of money or number of shares being redeemed or exchanged;
  - the name(s) on the account;
  - the signature(s) of all registered account owners (refer to account application for signature requirements); and
  - your daytime telephone number.

SIGNATURE GUARANTEE

  A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

  - You request a redemption by check above a certain dollar amount.
  - You would like a check made payable to anyone other than the shareholder(s) of record.
  - You would like a check mailed to an address that has been changed within 10 days of the redemption request.
  - You would like a check mailed to an address other than the address of record.
  - You would like your redemption proceeds sent to a bank account other than a bank account of record.

  THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

  A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

  - It does not appear valid or in good form.
  - The transaction amount exceeds the surety bond limit of the signature guarantee.
  - The guarantee stamp has been reported as stolen, missing, or counterfeit.

  HOW TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

  If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.




                                                        Shareholder's manual  43

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


PRICING OF FUND SHARES

  NAV DETERMINATION


  The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of outstanding shares. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific



44  Janus Investment Fund
  development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  POLICIES IN RELATION TO TRANSACTIONS

  EXCHANGES - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

  OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York



                                                        Shareholder's manual  45

  time) in order to receive the NAV calculated at that time. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Portfolio holdings of funds subadvised by INTECH (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of the Fund at www.janus.com.



  - TOP HOLDINGS. Top holdings of the Fund, consisting of security names only in alphabetical order and aggregate percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. INTECH Risk-Managed Core Fund discloses its top ten portfolio holdings.


  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual




46  Janus Investment Fund

  Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

  TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

  You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

  A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

  TAXPAYER IDENTIFICATION NUMBER

  On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

  INVOLUNTARY REDEMPTIONS

  The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.




                                                        Shareholder's manual  47

  ONLINE AND TELEPHONE TRANSACTIONS

  You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Fund and its agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

  Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

  Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(C), or sending written instructions.

  DISTRIBUTIONS

  Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.

  If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

  TEMPORARY SUSPENSION OF SERVICES


  The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Fund may postpone payment of redemption proceeds for up to seven calendar days. In




48  Janus Investment Fund
  addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.


  ADDRESS CHANGES

  For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

  REGISTRATION CHANGES

  To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

  BANK ACCOUNT CHANGES

  For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

  STATEMENTS, REPORTS, AND PROSPECTUSES


  We will send you quarterly confirmations of all transactions. You may elect at www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, at www.janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic or non-direct deposit transaction. If you have not elected to receive online statements,




                                                        Shareholder's manual  49
  your confirmation will be mailed within two days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.

  The Fund produces financial reports that include a complete list of the Fund's portfolio holdings semiannually, and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically at www.janus.com.

  Unless you instruct Janus otherwise by contacting a Janus representative, the Fund will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty
  (30) days after the Fund receives your instructions.




50  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-800-525-3713.


  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  51

INTECH RISK-MANAGED CORE FUND(1)
------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31
                                                              2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $17.38    $16.46    $15.28    $13.98    $12.44

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.24      0.20      0.12      0.12      0.08
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (5.75)      1.71      1.96      1.89      1.75

 Total from investment operations                             (5.51)      1.91      2.08      2.01      1.83

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.24)    (0.12)    (0.13)    (0.08)    (0.03)
 Distributions from capital gains                             (1.42)    (0.87)    (0.77)    (0.63)    (0.26)
 Redemption fees                                                  --(2)     --(2)     --(2)     --(2)     --(2)

 Total distributions and other                                (1.66)    (0.99)    (0.90)    (0.71)    (0.29)


 NET ASSET VALUE, END OF PERIOD                               $10.21    $17.38    $16.46    $15.28    $13.98


 Total return                                               (34.82)%    12.11%    14.10%    14.79%    15.06%

 Net assets, end of period (in millions)                        $247      $513      $499      $379      $182
 Average net assets for the period (in millions)                $386      $544      $433      $308      $130
 Ratio of gross expenses to average net assets(3)              0.75%     0.77%     0.91%     0.89%     0.69%(4)
 Ratio of net expenses to average net assets                   0.75%     0.77%     0.90%     0.88%     0.69%
 Ratio of net investment income/(loss) to average net
     assets                                                    1.55%     1.08%     0.81%     0.92%     0.72%
 Portfolio turnover rate                                         74%      109%      108%       81%       71%
------------------------------------------------------------------------------------------------------------




(1) Formerly named INTECH Risk-Managed Stock Fund.

(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(4) The ratio was 1.07% before waiver of certain fees incurred by the Fund.





52  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                                Glossary of investment terms  53

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



54  Janus Investment Fund
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




                                                Glossary of investment terms  55

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




56  Janus Investment Fund

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




                                                Glossary of investment terms  57

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



58  Janus Investment Fund
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




                                                Glossary of investment terms  59

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




60  Janus Investment Fund

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-525-3713


            The Trust's Investment Company Act File No. is 811-1879.

                                 February 27, 2009







                              JANUS INVESTMENT FUND

                          INTECH RISK-MANAGED CORE FUND


                 (FORMERLY NAMED INTECH RISK-MANAGED STOCK FUND)


                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

(JANUS LOGO)




              This Prospectus describes INTECH Risk-Managed Core Fund (the "Fund") a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to the Fund. The Fund is subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  INTECH Risk-Managed Core Fund......................     2
FEES AND EXPENSES....................................     6
PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     8
  Risks..............................................     9
  Frequently asked questions about certain risks.....    10
  General portfolio policies.........................    10
MANAGEMENT OF THE FUND
  Investment adviser.................................    14
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    14
  Management expenses................................    15
  Subadviser.........................................    18
  Investment personnel...............................    18
OTHER INFORMATION....................................    20
DISTRIBUTIONS AND TAXES..............................    23
SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    27
  Purchases..........................................    28
  Tax-deferred accounts..............................    30
  Exchanges..........................................    30
  Redemptions........................................    31
  Redemption fee.....................................    32
  Excessive trading..................................    33
  Shareholder account policies.......................    37
FINANCIAL HIGHLIGHTS.................................    39
GLOSSARY OF INVESTMENT TERMS.........................    41







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------



INTECH RISK-MANAGED CORE FUND



  INTECH Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital.



  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.



2  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults,




                                                          Risk/return summary  3
  the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Investment Fund

  INTECH RISK-MANAGED CORE FUND(1)




   Annual returns for periods ended 12/31
                                                           17.68%    11.06%    11.37%     6.40%   (36.57)%
                                                            2004      2005      2006      2007      2008

   Best Quarter:  4th-2004 9.51%     Worst Quarter:  4th-2008 (21.49)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                       1 year    5 years      (2/28/03)
  INTECH Risk-Managed Core Fund(1)
    Return Before Taxes                                               (36.57)%   (0.35)%        4.51%
    Return After Taxes on Distributions                               (36.74)%   (1.29)%        3.55%
    Return After Taxes on Distributions and Sale of Fund Shares(2)    (23.56)%   (0.13)%        3.99%
  S&P 500(R) Index(3)                                                 (37.00)%   (2.19)%        3.19%
    (reflects no deduction for expenses, fees,or taxes)
                                                                   ---------------------------------------





  (1) Formerly named INTECH Risk-Managed Stock Fund.

  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008.



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Fund do not impose sales charges when you buy or sell the Fund's shares. However, if you sell shares of the Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.






6  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges.................................................................    None
   Redemption fee on shares of the Fund held for 90 days or less (as a % of
     amount redeemed)............................................................   2.00%(2)(3)
   Exchange fee..................................................................    None(3)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                           Management      Other       Acquired Fund(6)    Total Annual Fund
                                             Fee(4)     Expenses(5)   Fees and Expenses   Operating Expenses
 INTECH Risk-Managed Core Fund(7)(8)          0.33%        0.42%            0.00%                0.75%




--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

  (3) An exchange of shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.


  (4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital as of the end of the fiscal year. This fee may go up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

  (5) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

  (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (7) Formerly named INTECH Risk-Managed Stock Fund.

  (8) The Fund pays an investment advisory fee rate that adjusts up or down based on the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.50%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information.

--------------------------------------------------------------------------------
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                1 Year   3 Years   5 Years   10 Years
                                                -------------------------------------
 INTECH Risk-Managed Core Fund(1)(2)              $77      $240      $417      $930




--------------------------------------------------------------------------------

 (1) Formerly named INTECH Risk-Managed Stock Fund.

 (2) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of the Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within the Fund's benchmark index;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform the Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


8  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Fund may invest.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.


  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. The fund may not experience similar performance as its assets grow.



  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of Fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").





                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?


  As previously noted, to the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs


3. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policy with respect to borrowing, the percentage limitations




10  Janus Investment Fund
  described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.


  PORTFOLIO TURNOVER

  The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund, and the nature of the Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.


  The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Fund's benchmark index, as determined by INTECH's mathematical investment process.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial




                                   Principal investment strategies and risks  11
  condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




12  Janus Investment Fund

  SWAP AGREEMENTS


  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING


  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.







                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. INTECH is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings,


14  Janus Investment Fund
  seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and, if applicable, considering which share class of a fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Fund.



  The following table reflects the Fund's base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital.





                                                      Management of the Fund  15

  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective January 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.



  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                                                     Actual Investment
                                                                                      Advisory Fee (%)
                                                                   Performance        (for the fiscal
                                                                    Hurdle vs.           year ended
  Fund Name                                     Base Fee (%)     Benchmark Index     October 31, 2008)
------------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund(1)                  0.50             +/-4.00%               0.33
------------------------------------------------------------------------------------------------------





  (1) Formerly named INTECH Risk-Managed Stock Fund.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com.



  INTECH RISK-MANAGED CORE FUND


  The Fund's investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases



16  Janus Investment Fund
  the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.



  Only the base fee rate applied until January 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:


  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  Should the Trustees subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether



                                                      Management of the Fund  17
  the Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares of the Fund against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.

  ADMINISTRATIVE SERVICES FEE

  Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to INTECH Risk-Managed Core Fund, and has served in such capacity since the Fund's inception. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital owns approximately 90% of INTECH.


INVESTMENT PERSONNEL


INTECH RISK-MANAGED CORE FUND
--------------------------------------------------------------------------------


    No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Risk-Managed Core Fund. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.



    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.






18  Janus Investment Fund

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.



    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.


    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




                                                      Management of the Fund  19

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLOSED FUND POLICIES


  The Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of

20  Janus Investment Fund

  Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  21
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




22  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.


  DISTRIBUTION SCHEDULE



  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  23
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-0020. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




24  Janus Investment Fund

  Distributions made by the Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  25

                          INTECH RISK-MANAGED CORE FUND



                               Shareholder's Guide

                       This Shareholder's Guide is for those shareholders investing with the Fund through financial intermediaries. This section will help you become familiar with the different types of accounts you can establish with the Fund. It also provides general information regarding how to purchase, exchange, and redeem shares, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                                                                    (JANUS LOGO)

  CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES


  The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of outstanding shares. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing



                                                         Shareholder's guide  27
  may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


  Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for processing purchases of shares.


  Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.




28  Janus Investment Fund

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  29

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

  If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

  Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.


  - You may generally exchange shares of the Fund for shares of any other fund in the Trust offered through your financial intermediary or plan sponsor.


  - You must meet the minimum investment amount for each fund.


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - An exchange of shares from the Fund held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."




30  Janus Investment Fund

  - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to a closed fund's prospectus.


  - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS

  Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to



                                                         Shareholder's guide  31
  the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of shares of the Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to



32  Janus Investment Fund
  impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility



                                                         Shareholder's guide  33
  of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees as described under "Redemption Fee;" and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a



34  Janus Investment Fund
  financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price



                                                         Shareholder's guide  35
  arbitrage"). Such arbitrage opportunities may also arise in a fund which does not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in



36  Janus Investment Fund

    Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings of funds subadvised by INTECH (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of the Fund at www.janus.com.



  - TOP HOLDINGS. Top holdings of the Fund, consisting of security names only in alphabetical order and aggregate percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. INTECH Risk-Managed Core Fund discloses its top ten portfolio holdings.


  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER ACCOUNT POLICIES

  TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

  Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.




                                                         Shareholder's guide  37

  A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

  STATEMENTS AND REPORTS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.




38  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-877-335-2687.


  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  39

INTECH RISK-MANAGED CORE FUND(1)
------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31
                                                              2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $17.38    $16.46    $15.28    $13.98    $12.44

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.24      0.20      0.12      0.12      0.08
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (5.75)      1.71      1.96      1.89      1.75

 Total from investment operations                             (5.51)      1.91      2.08      2.01      1.83

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.24)    (0.12)    (0.13)    (0.08)    (0.03)
 Distributions from capital gains                             (1.42)    (0.87)    (0.77)    (0.63)    (0.26)
 Redemption fees                                                  --(2)     --(2)     --(2)     --(2)     --(2)

 Total distributions and other                                (1.66)    (0.99)    (0.90)    (0.71)    (0.29)


 NET ASSET VALUE, END OF PERIOD                               $10.21    $17.38    $16.46    $15.28    $13.98


 Total return                                               (34.82)%    12.11%    14.10%    14.79%    15.06%

 Net assets, end of period (in millions)                        $247      $513      $499      $379      $182
 Average net assets for the period (in millions)                $386      $544      $433      $308      $130
 Ratio of gross expenses to average net assets(3)              0.75%     0.77%     0.91%     0.89%     0.69%(4)
 Ratio of net expenses to average net assets                   0.75%     0.77%     0.90%     0.88%     0.69%
 Ratio of net investment income/(loss) to average net
     assets                                                    1.55%     1.08%     0.81%     0.92%     0.72%
 Portfolio turnover rate                                         74%      109%      108%       81%       71%
------------------------------------------------------------------------------------------------------------




(1) Formerly named INTECH Risk-Managed Stock Fund.

(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(4) The ratio was 1.07% before waiver of certain fees incurred by the Fund.





40  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                                Glossary of investment terms  41

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



42  Janus Investment Fund
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




                                                Glossary of investment terms  43

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




44  Janus Investment Fund

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




                                                Glossary of investment terms  45

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



46  Janus Investment Fund
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




                                                Glossary of investment terms  47

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




48  Janus Investment Fund

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                 February 27, 2009




                                 SMART PORTFOLIOS
                                   Janus Smart Portfolio - Growth
                                   Janus Smart Portfolio - Moderate
                                   Janus Smart Portfolio - Conservative



                              JANUS INVESTMENT FUND

                                   Prospectus


    ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.

    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing directly with the Portfolios.

(JANUS LOGO)



              This Prospectus describes three series (each, a "Portfolio" and collectively, the "Portfolios" or "Janus Smart Portfolios") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------







  RISK/RETURN SUMMARY
    Janus Smart Portfolio - Growth....................    4
    Janus Smart Portfolio - Moderate..................    9
    Janus Smart Portfolio - Conservative..............   14

  FEES AND EXPENSES...................................   19

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS
    Principal investment strategies of the
    Portfolios........................................   22
    Investment objectives of the underlying funds.....   24
    Risks of the Portfolios...........................   32

  MANAGEMENT OF THE PORTFOLIOS
    Investment adviser................................   41
    Payments to financial intermediaries by Janus
    Capital or its affiliates.........................   41
    Management expenses...............................   42
    Investment personnel..............................   45

  OTHER INFORMATION...................................   46

  DISTRIBUTIONS AND TAXES.............................   49

  SHAREHOLDER'S MANUAL
    Doing business with Janus.........................   54
    Minimum investments...............................   55
    Types of account ownership........................   55
    To open an account or buy shares..................   58
    To exchange shares................................   59
    To sell shares....................................   59
    Excessive trading.................................   63
    Shareholder services and account policies.........   72

  FINANCIAL HIGHLIGHTS................................   76

  GLOSSARY OF INVESTMENT TERMS........................   80






                                                            Table of contents  1

JANUS SMART PORTFOLIOS


  This Prospectus provides information about the Janus Smart Portfolios, a group of mutual funds that invest in Janus stock, bond, and money market mutual funds (the "underlying funds"). Because they invest in other funds, each Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A "fund of funds" bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Portfolios are best suited for long-term investors.


  Janus Smart Portfolios offer three choices for different investment styles. Because investors' risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Janus Smart Portfolio offers an alternative strategy for attaining capital growth and income. The allocation to stocks and bonds in each Portfolio reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Portfolio's relative emphasis on seeking growth of capital and seeking income.



                                   [BAR CHART]

                                               PRIMARY EMPHASIS:
                                               GROWTH OF CAPITAL     INCOME
  Janus Smart Portfolio -- Growth                     80%              20%
  Janus Smart Portfolio -- Moderate                   60%              40%
  Janus Smart Portfolio -- Conservative               40%              60%



  Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Portfolio's target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as the normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods.


    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%







2  Janus Investment Fund

  As part of the Portfolios' overall asset allocation strategy, the Portfolios may normally invest in domestic stocks, international stocks, and bonds and money market instruments.

 JANUS SMART PORTFOLIO -         Janus Smart Portfolio -          Janus Smart Portfolio -
          Growth                         Moderate                      Conservative
       [Pie Chart]                     [Pie Chart]                      [Pie Chart]
Stocks                     80%  Stocks                     60%  Bonds and Money Market      60%
Bonds and Money Market     20%  Bonds and Money Market     40%  Stocks                      40%



  Each Portfolio will normally allocate its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, international companies (including emerging markets), and bonds and money market instruments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  The following profiles are intended to summarize the key features of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative.




                                                        Janus Investment Fund  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS SMART PORTFOLIO - GROWTH

  Janus Smart Portfolio - Growth (the "Portfolio") is designed for long-term investors who primarily seek the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - GROWTH seeks the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 80% stocks and 20% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.


  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.


4   Janus Investment Fund

  The Portfolio will normally allocate approximately 80% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 20% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                  JANUS SMART PORTFOLIO -
                          Growth
                        [Pie Chart]
Stocks                                                      80%
Bonds and Money market                                      20%




MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.



  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO



  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.



  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other cash management pooled investment vehicles available for investment by




                                                          Risk/return summary  5
  the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.



  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES



  MARKET RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). Approximately 80% of the Portfolio's assets are allocated to equity investments. If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.



  FIXED-INCOME SECURITIES RISK. Approximately 20% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates,




6   Janus Investment Fund
  certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the underlying fund. If the counterparty to a derivative transaction defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.

  The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  7

  JANUS SMART PORTFOLIO - GROWTH


   Annual returns for periods ended 12/31
                                                                               18.51%    15.73%   (34.91)%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 8.23%     Worst Quarter:  4th-2008 (18.05)%






                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                                            1 year        (12/30/05)
  Janus Smart Portfolio - Growth
    Return Before Taxes                                                    (34.91)%        (3.71)%
    Return After Taxes on Distributions                                    (35.36)%        (4.42)%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)    (22.58)%        (3.31)%
  S&P 500(R) Index(2)                                                      (37.00)%        (8.35)%
    (reflects no deduction for expenses, fees, or taxes)
  Growth Allocation Index(3)                                               (32.64)%        (4.97)%
    (reflects no deduction for expenses, fees, or taxes)
                                                                        ------------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Growth Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE(R) Index") (25%), the Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) (20%), and the Morgan Stanley Capital International Emerging Markets Index(SM) ("MSCI EM Index(SM)") (5%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




8   Janus Investment Fund

JANUS SMART PORTFOLIO - MODERATE

  Janus Smart Portfolio - Moderate (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with an emphasis on growth of capital and income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - MODERATE seeks the highest return over time consistent with an emphasis on growth of capital and income.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 60% stocks and 40% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.


  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




                                                          Risk/return summary  9

  The Portfolio will normally allocate approximately 60% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 40% of its investments to underlying bond and money market funds. These allocations may change from time to time.


                  JANUS SMART PORTFOLIO -
                         Moderate
                        [Pie Chart]
Stocks                                                      60%
Bonds and Money Market                                      40%



MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.



  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO



  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.



  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other cash management pooled investment vehicles available for investment by




10   Janus Investment Fund
  the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.



  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES



  MARKET RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). Approximately 60% of the Portfolio's assets are allocated to equity investments. If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.



  FIXED-INCOME SECURITIES RISK. Approximately 40% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates,




                                                         Risk/return summary  11
  certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the underlying fund. If the counterparty to a derivative transaction defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.

  The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




12   Janus Investment Fund

  JANUS SMART PORTFOLIO - MODERATE


   Annual returns for periods ended 12/31
                                                                               14.28%    12.71%   (25.28)%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 6.31%     Worst Quarter:  4th-2008 (11.62)%






                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                                            1 year        (12/30/05)
  Janus Smart Portfolio - Moderate
    Return Before Taxes                                                    (25.28)%        (1.27)%
    Return After Taxes on Distributions                                    (26.01)%        (2.13)%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)    (16.33)%        (1.41)%
  S&P 500(R) Index(2)                                                      (37.00)%        (8.35)%
    (reflects no deduction for expenses, fees, or taxes)
  Moderate Allocation Index(3)                                             (23.94)%        (2.38)%
    (reflects no deduction for expenses, fees, or taxes)
                                                                        ------------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Moderate Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) (40%), the MSCI EAFE(R) Index (18%), and the MSCI EM Index(SM) (2%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

JANUS SMART PORTFOLIO - CONSERVATIVE

  Janus Smart Portfolio - Conservative (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - CONSERVATIVE seeks the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 40% stocks and 60% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.


  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




14   Janus Investment Fund

  The Portfolio will normally allocate approximately 60% of its investments to underlying bond and money market funds; and approximately 40% of its investments to underlying funds that provide varying exposure to large U.S.- based companies, small- to mid-capitalization companies, and international companies (including emerging markets). These allocations may change from time to time.

                  JANUS SMART PORTFOLIO -
                       Conservative
                        [Pie Chart]
Bonds and Money Market                                      60%
Stocks                                                      40%




MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.



  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO



  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.



  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other cash management pooled investment vehicles available for investment by




                                                         Risk/return summary  15
  the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.



  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES



  FIXED-INCOME SECURITIES RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Approximately 60% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause an underlying fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MARKET RISK. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different




16   Janus Investment Fund
  types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). Approximately 40% of the Portfolio's assets are allocated to equity investments. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the underlying fund. If the counterparty to a derivative transaction defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.

  The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  17

  JANUS SMART PORTFOLIO - CONSERVATIVE


   Annual returns for periods ended 12/31
                                                                               11.09%    10.19%   (16.01)%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 4.70%     Worst Quarter:  3rd-2008 (6.58)%






                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                                            1 year        (12/30/05)
  Janus Smart Portfolio - Conservative
    Return Before Taxes                                                    (16.01)%          0.93%
    Return After Taxes on Distributions                                    (16.96)%        (0.03)%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)    (10.34)%          0.32%
  S&P 500(R) Index(2)                                                      (37.00)%        (8.35)%
    (reflects no deduction for expenses, fees, or taxes)
  Conservative Allocation Index(3)                                         (14.71)%          0.22%
    (reflects no deduction for expenses, fees, or taxes)
                                                                        ------------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Conservative Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) (60%), the Dow Jones Wilshire 5000 Index (28%), and the MSCI EAFE(R) Index (12%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




18   Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."


  Each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Portfolios' returns are net of these expenses. Expenses may be higher or lower depending upon the allocation of the Portfolios' assets among the underlying funds and the actual expenses of the underlying funds.


  SHAREHOLDER FEES are those paid directly from your investment. The shares of the Portfolios do not impose sales charges when you buy or sell the Portfolios' shares. However, the Portfolios may invest in underlying funds that may be subject to redemption fees or exchange fees on the sale of shares held for 90 days or less.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  19

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Sales charges.......................................   None
Redemption fee......................................   None(2)
Exchange fee........................................   None(2)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                Acquired      Total                  Net
                                                                Fund(4)    Annual Fund           Annual Fund
                                        Management    Other     Fees and    Operating   Expense   Operating
                                          Fee(3)    Expenses  Expenses(2)  Expenses(5)  Waivers  Expenses(5)
 Janus Smart Portfolio - Growth            0.05%      0.21%      0.82%        1.08%       0.01%     1.07%
 Janus Smart Portfolio - Moderate          0.05%      0.19%      0.80%        1.04%       0.03%     1.01%
 Janus Smart Portfolio - Conservative      0.05%      0.20%      0.79%        1.04%       0.08%     0.96%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Each Portfolio may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to "Payment of Redemption Proceeds" in this Prospectus.

  (2) A Portfolio which redeems or exchanges certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

  (3) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital.

  (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. The Portfolios' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Portfolio's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least March 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit.


--------------------------------------------------------------------------------




20   Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Portfolios' operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
 Janus Smart Portfolio - Growth             $110      $343      $595     $1,317
 Janus Smart Portfolio - Moderate           $106      $331      $574     $1,271
 Janus Smart Portfolio - Conservative       $106      $331      $574     $1,271




--------------------------------------------------------------------------------




                                                         Risk/return summary  21

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS

  This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

  Please carefully review the "Risks of the Portfolios" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  The Portfolios invest in underlying Janus funds to pursue a target allocation of stocks, bonds, and cash/cash equivalents. The following table illustrates the long-term expected average asset allocation and the normal asset allocation ranges for the Portfolios.

    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%




  While each Portfolio can invest in any or all of the underlying funds that are described later in this Prospectus, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. A Portfolio's investment in any underlying fund may exceed 25% of such Portfolio's total assets. The following table shows the target investment allocation of each Portfolio in the underlying funds.



  ASSET CLASS                               JANUS SMART PORTFOLIO -  JANUS SMART PORTFOLIO -  JANUS SMART PORTFOLIO -
    UNDERLYING FUND                                  GROWTH                  MODERATE               CONSERVATIVE
  -------------------------------------------------------------------------------------------------------------------
  EQUITY SECURITIES (STOCKS)
    Janus Adviser Contrarian Fund - Class
       I                                               3%                       --                       4%
    Janus Adviser INTECH Risk-Managed
       Growth Fund - Class I                           9%                       8%                       6%
    Janus Adviser INTECH Risk-Managed
       Value Fund - Class I                           16%                      12%                       9%
    Janus Adviser International Equity
       Fund - Class I                                 12%                       9%                       6%
    Janus Adviser International Growth
       Fund - Class I                                  9%                       8%                       3%



22   Janus Investment Fund

  ASSET CLASS                               JANUS SMART PORTFOLIO -  JANUS SMART PORTFOLIO -  JANUS SMART PORTFOLIO -
    UNDERLYING FUND                                  GROWTH                  MODERATE               CONSERVATIVE
  -------------------------------------------------------------------------------------------------------------------
    Janus Adviser Large Cap Growth
       Fund - Class I                                  3%                       3%                       --
    Janus Adviser Perkins Small Company
       Value Fund - Class I                            2%                       --                       --
    Janus Growth and Income Fund                       8%                       8%                       6%
    Janus Orion Fund                                   3%                       3%                       3%
    Janus Research Fund                                7%                       5%                       3%
    Janus Twenty Fund                                  8%                       4%                       --
  -------------------------------------------------------------------------------------------------------------------
    TOTAL                                             80%                      60%                      40%
  -------------------------------------------------------------------------------------------------------------------
  FIXED-INCOME SECURITIES (BONDS)
    Janus Adviser Flexible Bond
       Fund - Class I                                 18%                      32%                      47%
    Janus High-Yield Fund                              2%                       4%                       7%
    Janus Short-Term Bond Fund                         --                       4%                       6%
  -------------------------------------------------------------------------------------------------------------------
    TOTAL                                             20%                      40%                      60%
  -------------------------------------------------------------------------------------------------------------------





  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Portfolios may reallocate their assets among these or any underlying funds as described in this Prospectus, including a portion or all in cash equivalents or a money market fund. Janus Capital may change the asset class allocations, the potential underlying funds, or the weightings without notice to shareholders. Information regarding a Portfolio's actual allocations to underlying funds is available to shareholders on a periodic basis through annual and semiannual reports delivered to shareholders, reports filed with the Securities and Exchange Commission, and at www.janus.com. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.


  The following chart summarizes the management process:

   ACTION                                                       NORMAL FREQUENCY
   Establish strategic asset class allocation policy            Annually
   Monitor asset class allocations                              Ongoing
   Review/rebalance Portfolio allocations                       Quarterly
   Review/rebalance asset (and sub-asset) class exposures       Annually


  The following are general policies that apply to each of the Portfolios and the underlying funds.

  CASH POSITION
  A Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's




                                   Principal investment strategies and risks  23
  cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, a Portfolio may take positions that are inconsistent with its investment objective. As a result, a Portfolio may not achieve its investment objective. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.


  PORTFOLIO TURNOVER

  The Portfolios normally seek long-term investment, although the Portfolios may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the judgment of the portfolio manager. Changes are normally made in a Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Portfolios' transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.



INVESTMENT OBJECTIVES OF THE UNDERLYING FUNDS



  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Board of Trustees of the underlying funds may change the investment objective or strategies of the underlying funds at any time without notice to Portfolio shareholders.



  The Portfolios may allocate assets to all or some of these underlying funds when rebalancing the Portfolios' investments. At the discretion of Janus Capital and without shareholder notice, the Portfolios may invest in additional Janus funds established in the future.



  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES



  INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) and JANUS ADVISER INTECH RISK-MANAGED CORE FUND - CLASS I seek long-term growth of capital. Each fund invests primarily in common stocks from the universe of the funds' benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.





24   Janus Investment Fund

  JANUS ADVISER BALANCED FUND - CLASS I and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.

  JANUS ADVISER CONTRARIAN FUND - CLASS I and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  JANUS ADVISER FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS ADVISER GLOBAL REAL ESTATE FUND - CLASS I seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within




                                   Principal investment strategies and risks  25
  the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS ADVISER GLOBAL RESEARCH FUND - CLASS I and JANUS GLOBAL RESEARCH FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.


  JANUS ADVISER GROWTH AND INCOME FUND - CLASS I and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.


  JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTERNATIONAL EQUITY FUND - CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world,



26   Janus Investment Fund
  excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.


  JANUS ADVISER INTERNATIONAL FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS ADVISER INTERNATIONAL GROWTH FUND - CLASS I and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Each fund may have significant exposure to emerging markets.


  JANUS ADVISER LARGE CAP GROWTH FUND - CLASS I seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $421.8 billion.



  JANUS ADVISER LONG/SHORT FUND - CLASS I seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words,




                                   Principal investment strategies and risks  27
  the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.



  JANUS ADVISER MID CAP GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.



  JANUS ADVISER ORION FUND - CLASS I and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of December 31, 2008, Janus Adviser Orion Fund held stocks of 46 companies. Of these holdings, 30 comprised approximately 80.8% of the fund's holdings. As of December 31, 2008, Janus Orion Fund held stocks of 44 companies. Of these holdings, 30 comprised approximately 81.8% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS ADVISER PERKINS LARGE CAP VALUE FUND - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $421.8 billion, and the median market capitalization was $2.8 billion.



  JANUS ADVISER PERKINS MID CAP VALUE FUND (formerly named Janus Adviser Mid Cap Value Fund) - CLASS I and PERKINS MID CAP VALUE FUND (formerly named Janus Mid Cap Value Fund) - INVESTOR SHARES seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal




28   Janus Investment Fund
  circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $13.8 billion.



  JANUS ADVISER PERKINS SMALL COMPANY VALUE FUND (formerly named Janus Adviser Small Company Value Fund) - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $7 million to $3.3 billion.



  JANUS ADVISER RESEARCH CORE FUND (formerly named Janus Adviser Fundamental Equity Fund) - CLASS I and JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks;
  (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Each fund may invest in companies of any size.


  JANUS ADVISER SMALL-MID GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS ADVISER WORLDWIDE FUND - CLASS I and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the



                                   Principal investment strategies and risks  29

  United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.


  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.



  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the fund's weighted average market capitalization was $51.8 billion.


  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop



30   Janus Investment Fund
  products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  JANUS ADVISER FLEXIBLE BOND FUND - CLASS I and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment



                                   Principal investment strategies and risks  31
  in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



  JANUS ADVISER HIGH-YIELD FUND - CLASS I and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. Each fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.


  POTENTIAL UNDERLYING FUND INVESTING PRIMARILY IN CASH EQUIVALENTS



  JANUS MONEY MARKET FUND - INVESTOR SHARES seeks capital preservation and liquidity with current income as a secondary objective. The fund pursues its investment objectives by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The fund also intends to invest in repurchase agreements.


  Cash equivalents include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

RISKS OF THE PORTFOLIOS


  You may experience volatility and lose money by investing in a Portfolio. The Portfolios intend to allocate assets among underlying funds that invest in stocks and bonds, and may also invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus Capital's allocation of a Portfolio's assets to certain asset classes and underlying funds may not be




32   Janus Investment Fund
  successful in achieving the Portfolio's objective. There is a risk that you may achieve lower returns by investing in a Portfolio instead of investing directly in an underlying fund. Certain of the underlying funds in which a Portfolio may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Portfolio in such an underlying fund may increase the indirect expenses paid by a Portfolio and may result in the Portfolio not achieving its investment objective.



  There is additional risk for the Portfolios with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Portfolio indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Portfolio's returns. The Portfolios do not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.


  The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying funds. The officers and the Board of Trustees of the Portfolios may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and the Board of Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. Purchases and redemptions of an underlying fund by a Portfolio due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by a Portfolio may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' Statement of Additional Information ("SAI").



  The Portfolios invest in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds




                                   Principal investment strategies and risks  33
  is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.


  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.



  The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on a Portfolio's investment allocation. The greater a Portfolio's allocation to an underlying fund, the greater the Portfolio's exposure to the risks associated with that underlying fund.


  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  COLLATERAL RISK. The collateral securing a senior floating rate loan can decline and/or be insufficient to meet the obligations of a borrower. As a result, a senior floating rate loan may not be fully collateralized, and the investment may decline in value. In addition, in the case of default by a borrower, the collateral may be set aside by a court in a bankruptcy or similar proceeding. Borrowers may repay principal prior to the maturity of a loan, limiting an underlying fund's potential for returns.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the



34   Janus Investment Fund
  real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.




                                   Principal investment strategies and risks  35

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  GROWTH SECURITIES RISK. Certain underlying funds often invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  HIGH-YIELD/HIGH-RISK BOND RISK. Certain underlying funds (Janus Adviser High-Yield Fund and Janus High-Yield Fund) may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  INDUSTRY RISK. Although the Portfolios do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.



  INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. The yield of an underlying fund that invests in fixed-income




36   Janus Investment Fund
  securities will vary as those securities mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of such underlying fund's yield may be eroded by inflation. Certain underlying funds may invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates.


  Certain underlying fund's may invest in floating rate debt securities such as floating rate loans, which are less exposed to interest rate risk and price volatility than comparable fixed-rate debt securities. The interest rates, however, of most floating rate loans adjust only periodically and may not correlate with prevailing interest rates. Interim changes in prevailing interest rates may affect the value of the floating rate security and an underlying fund's returns.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index.


  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended, including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  LIQUIDITY RISK. Floating rate loans generally are subject to restrictions on resale. Certain of an underlying fund's investments in floating rate loans may be deemed illiquid and an underlying fund may have limited ability to trade in secondary trading markets. Such factors may have an adverse impact on the market price of such securities and may affect an underlying fund's returns, resulting in a loss.


  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their




                                   Principal investment strategies and risks  37
  assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.





  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.


  NON-INVESTMENT GRADE RISK. Certain underlying funds may invest without limit in floating rate loans and other debt securities that are rated below investment grade or are unrated securities with characteristics considered below investment grade. These investments may be considered speculative and have greater risks than investment grade securities, including the possible loss of income and principal. Risks arising from an underlying fund's investments in floating rate loans that are below investment grade may be similar to those of investment in "junk bonds." An underlying fund's investments in lower rated securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.


  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.



  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment




38   Janus Investment Fund
  risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.


  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.


  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.




  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market



                                   Principal investment strategies and risks  39
  as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




40   Janus Investment Fund

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolios and the underlying funds. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Portfolios.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


                                                Management of the Portfolios  41

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Portfolios and, if applicable, considering which share class of a fund is most appropriate for you.

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.




42  Janus Investment Fund

  The following table reflects each Portfolio's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable).



  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.



                                                                                     Actual Investment
                                                                 Contractual        Advisory Fee(1) (%)
                                           Average Daily     Investment Advisory      (for the fiscal
                                            Net Assets             Fee (%)               year ended
  Portfolio Name                         of the Portfolio       (annual rate)        October 31, 2008)
-------------------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth         All Asset Levels            0.05                   0.04
  Janus Smart Portfolio - Moderate       All Asset Levels            0.05                   0.01
  Janus Smart Portfolio - Conservative   All Asset Levels            0.05                   0.00(2)
-------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Portfolio's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain levels until at least March 1, 2010. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.


  (2) For the fiscal year ended October 31, 2008, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Portfolio's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, at www.janus.com.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the Annual Fund Operating Expenses table in the "Fees and




                                                Management of the Portfolios  43

  Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least March 1, 2010.



  Portfolio Name                              Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                          0.24
  Janus Smart Portfolio - Moderate                        0.20
  Janus Smart Portfolio - Conservative                    0.17
--------------------------------------------------------------------------



SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to five of the underlying funds: INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 90% of INTECH.



  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, Janus Adviser Perkins Small Company Value Fund, and Perkins Mid Cap Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Janus Adviser Perkins Large Cap Value Fund's, Janus Adviser Perkins Mid Cap Value Fund's, Janus Adviser Perkins Small Company Value Fund's, and Perkins Mid Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.


THIRD PARTY CONSULTANT

  Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the underlying funds' portfolio managers' and/or



44  Janus Investment Fund
  investment personnel's investment style. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. Janus Capital pays Wilshire a fee for its consulting services.

INVESTMENT PERSONNEL

JANUS SMART PORTFOLIOS
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and
    Janus Smart Portfolio - Conservative. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Portfolios' cash management. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio
    Manager from 2001 to 2005 for Massachusetts Financial Services, where he also served as a Global Fixed Income Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                Management of the Portfolios  45

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLOSED FUND POLICIES


  A Portfolio may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS
  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders

46  Janus Investment Fund
  of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  47
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




48  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Portfolio have been held.


  DISTRIBUTION SCHEDULE



  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Portfolio just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Portfolio would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Portfolio, whether or not you reinvested

                                                     Distributions and taxes  49
  the dividends. Before buying shares of a Portfolio close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Portfolio. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


DISTRIBUTION OPTIONS

  When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing to the Portfolios at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Portfolios offer the following options:

  REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

  CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

  REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

  REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Portfolio or Janus fund.

  The Portfolios reserve the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."

TAXES

  As with any investment, you should consider the tax consequences of investing in the Portfolios. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.




50  Janus Investment Fund

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Portfolios. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Portfolios are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Portfolio. When gains from the sale of a security held by a Portfolio are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Portfolio held the security. In certain states, a portion of the distributions (depending on the sources of a Portfolio's income) may be exempt from state and local taxes. A Portfolio's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Portfolio at the record date of such payments. Although a Portfolio's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Portfolio shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.


  Distributions made by a Portfolio with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan.


  The Portfolios may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE PORTFOLIOS


  Dividends, interest, and some capital gains received by an underlying fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the underlying fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders (including a Portfolio as a shareholder of the underlying




                                                     Distributions and taxes  51

  fund) as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the underlying fund.



  Certain transactions of the underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.


  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Portfolios meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Portfolios that invest in partnerships may be subject to state tax liabilities.




52  Janus Investment Fund

                             JANUS SMART PORTFOLIOS

                              Shareholder's Manual

                       This Shareholder's Manual is for those
                       shareholders investing directly with the
                       Portfolios. This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------



This Prospectus provides information about the Janus Smart Portfolios, a group of mutual funds that invest in Janus stock, bond, and money market mutual funds (the "underlying funds"). Because they invest in other funds, each Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A "fund of funds" bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Portfolios are best suited for long-term investors.


ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------


AT www.janus.com* YOU CAN:


- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or your complete portfolio
- Buy, exchange, and sell Portfolios
- View your personalized performance
- Obtain Portfolio information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.


JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929


54  Janus Investment Fund

MINIMUM INVESTMENTS*



  To open a new regular Portfolio account                            $2,500

  To open a new UGMA/UTMA account, Coverdell Education Savings
  Account, or a retirement Portfolio account
    - without an automatic investment program                        $1,000
    - with an automatic investment program of $100 per month         $  500

  To add to any existing type of Portfolio account                   $  100



  * The Portfolios reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, INTECH, and Perkins may open Fund accounts for $100.


  MINIMUM INVESTMENT REQUIREMENTS

  Due to the proportionately higher costs of maintaining small accounts, the Portfolios reserve the right to deduct an annual $25 minimum balance fee per Portfolio account with values below the minimums described under "Minimum Investments" or to close Portfolio accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

  INDIVIDUAL OR JOINT OWNERSHIP
  Individual accounts are owned by one person. Joint accounts have two or more owners.

  TRUST
  An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.




                                                        Shareholder's manual  55

  BUSINESS ACCOUNTS
  Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.

  INVESTING FOR YOUR RETIREMENT


  Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


  TRADITIONAL AND ROTH IRAS

  Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation for tax years 2008 and 2009 with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2008 and 2009.


  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRA
  This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a "SEP-IRA") to be set up for each SEP participant.

  PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
  These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.




56  Janus Investment Fund

ACCOUNTS FOR THE BENEFIT OF A CHILD

  CUSTODIAL ACCOUNTS (UGMA OR UTMA)
  An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

  COVERDELL EDUCATION SAVINGS ACCOUNT

  This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.


  Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.






                                                        Shareholder's manual  57

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

 ONLINE AT www.janus.com

 -----------------------------------------------

 - You may open a new Portfolio account or you may buy shares in an existing Portfolio account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE

 -----------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Portfolio account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING

 -----------------------------------------------

 - To open your Portfolio account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS

 -----------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Portfolio account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Portfolio account.

 -----------------------------------------------
 Note: For more information, refer to "Paying for Shares."




58  Janus Investment Fund

 TO EXCHANGE SHARES                TO SELL SHARES

 ONLINE AT www.janus.com           ONLINE AT www.janus.com
 -------------------------------   --------------------------------

 - Exchanges may be made online    - Redemptions may be made online
   at www.janus.com.                 at www.janus.com.

 BY TELEPHONE                      BY TELEPHONE
 -------------------------------   --------------------------------

 - Generally all accounts are      - Generally all accounts are
   automatically eligible to         automatically eligible to
   exchange shares by telephone.     sell shares by telephone. To
   To exchange all or a portion      sell all or a portion of your
   of your shares into any other     shares, call Janus
   available Janus fund, call        XpressLine(TM) or a Janus
   Janus XpressLine(TM) or a         representative. The
   Janus representative.             Portfolios reserve the right
                                     to limit the dollar amount
                                     that you may redeem from your
                                     account by telephone.

 BY MAIL/IN WRITING                BY MAIL/IN WRITING
 -------------------------------   --------------------------------

 - To request an exchange in       - To request a redemption in
   writing, please follow the        writing, please follow the
   instructions in "Written          instructions in "Written
   Instructions."                    Instructions."

 BY SYSTEMATIC EXCHANGE            BY SYSTEMATIC REDEMPTION
 -------------------------------   --------------------------------

 - You determine the amount of     - This program allows you to
   money you would like              sell shares worth a specific
   automatically exchanged from      dollar amount from your
   one Portfolio account to          Portfolio account on a
   another on any day of the         regular basis.
   month.
 -------------------------------   --------------------------------

 Note: For more information,        Note: For more information,
       refer to "Exchanges."              refer to "Payment of
                                          Redemption Proceeds."






                                                        Shareholder's manual  59

PAYING FOR SHARES

  Please note the following when purchasing shares:

  - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.

  - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


  - Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.


  - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.


  - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Portfolios by submitting good funds via another method accepted by the Portfolios (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.


  - Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund. For investments without a specific fund designation, where you own a single fund account with a current balance greater than zero, the investment will be applied to that fund account. For investments without a specific fund designation, where you own two or more fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus



60  Janus Investment Fund

    Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."

  - For Portfolio purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

  - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), Janus is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Janus may temporarily limit additional share purchases. In addition, Janus may close an account if they are unable to verify a shareholder's identity. Please contact a Janus representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.


  The Portfolios have also adopted an identity theft policy ("Red Flag Policy") to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Portfolios are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Portfolio accounts and activity with respect to existing accounts.


EXCHANGES

  Please note the following when exchanging shares:

  - An exchange represents the redemption (or sale) of shares from one Portfolio and the purchase of shares of another Portfolio, which may produce a taxable gain or loss in a non-retirement account.




                                                        Shareholder's manual  61

  - You may generally exchange shares of a Portfolio for shares of another Portfolio or Janus fund in the Trust.

  - New regular Portfolio accounts or Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Portfolio account or Janus fund account you are exchanging from is less than $2,500. (If your Portfolio account or Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

  - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Portfolio account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Portfolio account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - Exchanges between existing Portfolio accounts or Janus fund accounts must meet the $100 subsequent investment requirement.

  - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Portfolio account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Portfolio in a 12-month period, although the Portfolios at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Portfolio (by any means) followed by a purchase back into the same Portfolio (by any means). Different restrictions may apply if you invest through an intermediary. The Portfolios will work with intermediaries to apply the Portfolios' exchange limit. However, the Portfolios may not




62  Janus Investment Fund
    always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  - The Portfolios reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to a closed fund's prospectus.


  - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

  Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolios' exchange limits or excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.




                                                        Shareholder's manual  63

  The Janus funds attempt to deter excessive trading through at least the following methods:



  - fair valuation of securities as described under "Pricing of Portfolio
    Shares;"



  - redemption fees (where applicable on certain underlying funds); and



  - exchange limitations as described under "Exchanges."


  The Portfolios monitor Portfolio share transactions, subject to the limitations described below. Generally, a purchase of a Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.


  The Portfolios may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Portfolio in a 12-month period and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds."


  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by



64  Janus Investment Fund
  investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the Portfolio's portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Portfolio, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market



                                                        Shareholder's manual  65
  value, short-term arbitrage traders may dilute the NAV of an underlying fund or a Portfolio, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Portfolios.

PAYMENT OF REDEMPTION PROCEEDS

  BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

  NEXT DAY WIRE TRANSFER - Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.

  ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.


  BY CHECK - Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid




66  Janus Investment Fund
  redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.


  BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Portfolio account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


  GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME AT www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE PORTFOLIOS CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


  THE PORTFOLIOS RESERVE THE RIGHT TO POSTPONE PAYMENT OF REDEMPTION PROCEEDS FOR UP TO SEVEN CALENDAR DAYS. ADDITIONALLY, THE RIGHT TO REQUIRE THE PORTFOLIOS TO REDEEM THEIR SHARES MAY BE SUSPENDED, OR THE DATE OF PAYMENT MAY BE POSTPONED BEYOND SEVEN CALENDAR DAYS, WHENEVER: (I) TRADING ON THE NYSE IS RESTRICTED, AS DETERMINED BY THE SEC, OR THE NYSE IS CLOSED (EXCEPT FOR HOLIDAYS AND WEEKENDS); (II) THE SEC PERMITS SUCH SUSPENSION AND SO ORDERS; OR
  (III) AN EMERGENCY EXISTS AS DETERMINED BY THE SEC SO THAT DISPOSAL OF SECURITIES OR DETERMINATION OF NAV IS NOT REASONABLY PRACTICABLE.


  Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS


  To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:


  - the name of the Portfolio(s) being redeemed or exchanged;
  - the account number(s);
  - the amount of money or number of shares being redeemed or exchanged;
  - the name(s) on the account;
  - the signature(s) of all registered account owners (refer to account application for signature requirements); and
  - your daytime telephone number.




                                                        Shareholder's manual  67

SIGNATURE GUARANTEE

  A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

  - You request a redemption by check above a certain dollar amount.
  - You would like a check made payable to anyone other than the shareholder(s) of record.
  - You would like a check mailed to an address that has been changed within 10 days of the redemption request.
  - You would like a check mailed to an address other than the address of record.
  - You would like your redemption proceeds sent to a bank account other than a bank account of record.

  THE PORTFOLIOS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

  A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

  - It does not appear valid or in good form.
  - The transaction amount exceeds the surety bond limit of the signature guarantee.
  - The guarantee stamp has been reported as stolen, missing, or counterfeit.

  HOW TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

  If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder.




68  Janus Investment Fund

  Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

PRICING OF PORTFOLIO SHARES

  NAV DETERMINATION


  The per share NAV is computed by dividing the total value of a Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's investment in an underlying fund is based upon the NAV of the underlying fund. (In the case of underlying funds with share classes, the per share NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class.) The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by a Portfolio (or financial intermediary or plan sponsor, if applicable) or its agents.


  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an




                                                        Shareholder's manual  69
  independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in a Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


  The prospectuses for the underlying funds in which the Portfolios invest explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  POLICIES IN RELATION TO TRANSACTIONS

  EXCHANGES - Exchange requests between the Portfolios and other Janus funds must be received in good order by a Portfolio or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

  OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by a Portfolio or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive the NAV calculated at that time. Transactions involving underlying funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.




70  Janus Investment Fund

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each portfolio at www.janus.com.



  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios' portfolio




                                                        Shareholder's manual  71
  holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' SAI.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

  TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

  You may buy or sell Portfolio shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Portfolios. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Portfolios directly.

  A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Portfolios are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Portfolios for shareholder recordkeeping and similar services.

  TAXPAYER IDENTIFICATION NUMBER

  On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Portfolios to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Portfolios for any penalty that the IRS may impose.

  INVOLUNTARY REDEMPTIONS

  The Portfolios reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Portfolios. This includes, but is not limited to, accounts that a Portfolio or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.




72  Janus Investment Fund

  ONLINE AND TELEPHONE TRANSACTIONS

  You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Portfolios and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

  Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

  Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(C), or sending written instructions.

  DISTRIBUTIONS

  Generally, all income dividends and capital gains distributions will automatically be reinvested in your Portfolio account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.

  If you receive Portfolio distributions from an open non-retirement Portfolio account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Portfolio account at the next calculated NAV. Your non-retirement Portfolio account distribution checks will also be reinvested in your Portfolio account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

  TEMPORARY SUSPENSION OF SERVICES


  The Portfolios or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Portfolios may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Portfolios may suspend redemptions and/or




                                                        Shareholder's manual  73
  postpone payment of redemption proceeds beyond seven calendar days whenever:
  (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.


  ADDRESS CHANGES

  For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Portfolio(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

  REGISTRATION CHANGES

  To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

  BANK ACCOUNT CHANGES

  For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Portfolio account.

  STATEMENTS, REPORTS, AND PROSPECTUSES


  We will send you quarterly confirmations of all transactions. You may elect at www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, at www.janus.com, the Portfolios will send you an immediate transaction confirmation statement after every non-systematic or non-direct deposit transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Portfolios reserve the right to charge a fee for additional account statement requests.





74  Janus Investment Fund

  The Portfolios produce financial reports that include a complete list of each of the Portfolios' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically at www.janus.com.

  Unless you instruct Janus otherwise by contacting a Janus representative, the Portfolios will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Portfolio account. This process, known as "householding," reduces the amount of mail you receive and helps lower Portfolio expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Portfolios receive your instructions.




                                                        Shareholder's manual  75

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Portfolios' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-800-525-3713.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions).



76  Janus Investment Fund

JANUS SMART PORTFOLIO - GROWTH
---------------------------------------------------------------------------------------------------------
                                                                              Years or Period ended
                                                                                    October 31
                                                                          2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                     $13.95      $11.34       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               0.24        0.16         0.05
 Net gain/(loss) on securities (both realized and unrealized)             (4.93)        2.62         1.29

 Total from investment operations                                         (4.69)        2.78         1.34

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                     (0.24)      (0.13)           --
 Distributions from capital gains                                         (0.40)      (0.04)           --

 Total distributions                                                      (0.64)      (0.17)           --


 NET ASSET VALUE, END OF PERIOD                                            $8.62      $13.95       $11.34


 Total return(2)                                                        (35.15)%      24.81%       13.40%

 Net assets, end of period (in millions)                                    $143        $176          $67
 Average net assets for the period (in millions)                            $183        $125          $34
 Ratio of gross expenses to average net assets(3)                          0.25%(4)    0.25%(4)     0.25%(4)
 Ratio of net expenses to average net assets(3)                            0.24%       0.24%        0.24%
 Ratio of net investment income/(loss) to average net assets(3)            1.95%       1.32%        0.98%
 Portfolio turnover rate(3)                                                  55%         19%          28%
---------------------------------------------------------------------------------------------------------





(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.

(4) The ratio was 0.26% in 2008, 0.28% in 2007 and 0.39% in 2006 before waiver of certain fees incurred by the Portfolio.







                                                        Financial highlights  77

JANUS SMART PORTFOLIO - MODERATE
---------------------------------------------------------------------------------------------------------
                                                                              Years or Period ended
                                                                                    October 31
                                                                          2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                     $12.95      $11.04       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               0.31        0.23         0.09
 Net gain/(loss) on securities (both realized and unrealized)             (3.64)        1.86         0.95

 Total from investment operations                                         (3.33)        2.09         1.04

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                     (0.29)      (0.16)           --
 Distributions from capital gains                                         (0.28)      (0.02)           --

 Total distributions                                                      (0.57)      (0.18)           --


 NET ASSET VALUE, END OF PERIOD                                            $9.05      $12.95       $11.04


 Total return(2)                                                        (26.77)%      19.16%       10.40%

 Net assets, end of period (in millions)                                    $111        $123          $51
 Average net assets for the period (in millions)                            $133         $87          $25
 Ratio of gross expenses to average net assets(3)                          0.21%(4)    0.21%(4)     0.21%(4)
 Ratio of net expenses to average net assets(3)                            0.20%       0.20%        0.20%
 Ratio of net investment income/(loss) to average net assets(3)            2.63%       2.24%        1.97%
 Portfolio turnover rate(3)                                                  71%         15%          16%
---------------------------------------------------------------------------------------------------------





(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.

(4) The ratio was 0.24% in 2008, 0.27% in 2007 and 0.42% in 2006 before waiver of certain fees incurred by the Portfolio.







78  Janus Investment Fund

JANUS SMART PORTFOLIO - CONSERVATIVE
---------------------------------------------------------------------------------------------------------
                                                                              Years or Period ended
                                                                                    October 31
                                                                          2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                     $12.09      $10.82       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               0.33        0.26         0.13
 Net gain/(loss) on securities (both realized and unrealized)             (2.46)        1.23         0.69

 Total from investment operations                                         (2.13)        1.49         0.82

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                     (0.29)      (0.20)           --
 Distributions from capital gains                                         (0.15)      (0.02)           --

 Total distributions                                                      (0.44)      (0.22)           --


 NET ASSET VALUE, END OF PERIOD                                            $9.52      $12.09       $10.82


 Total return(2)                                                        (18.26)%      13.98%        8.20%

 Net assets, end of period (in millions)                                     $83         $69          $19
 Average net assets for the period (in millions)                             $88         $42          $10
 Ratio of gross expenses to average net assets(3)                          0.17%(4)    0.18%(4)     0.18%(4)
 Ratio of net expenses to average net assets(3)                            0.17%       0.17%        0.17%
 Ratio of net investment income/(loss) to average net assets(3)            3.16%       3.04%        2.78%
 Portfolio turnover rate(3)                                                  90%         16%          20%
---------------------------------------------------------------------------------------------------------





(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.

(4) The ratio was 0.25% in 2008, 0.36% in 2007 and 0.69% in 2006 before waiver of certain fees incurred by the Portfolio.







                                                        Financial highlights  79

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


80  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying



                                                Glossary of investment terms  81
  mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




82  Janus Investment Fund

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from



                                                Glossary of investment terms  83
  the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.




84  Janus Investment Fund

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.




                                                Glossary of investment terms  85

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Portfolio and/or an underlying fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of an underlying fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds (e.g., Janus Smart Portfolios and/or underlying funds) are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified". This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.





86  Janus Investment Fund

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  87

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The Portfolios' and the underlying funds' Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Portfolios.


           The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
           Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-525-3713


            The Trust's Investment Company Act File No. is 811-1879.

                                 February 27, 2009




                                 SMART PORTFOLIOS
                                   Janus Smart Portfolio - Growth
                                   Janus Smart Portfolio - Moderate
                                   Janus Smart Portfolio - Conservative


                              JANUS INVESTMENT FUND

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing with the Portfolios through financial intermediaries.

(JANUS LOGO)



              This Prospectus describes three series (each, a "Portfolio" and collectively, the "Portfolios" or "Janus Smart Portfolios") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------






  RISK/RETURN SUMMARY
    Janus Smart Portfolio - Growth....................    4
    Janus Smart Portfolio - Moderate..................    9
    Janus Smart Portfolio - Conservative..............   14

  FEES AND EXPENSES...................................   19

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS
    Principal investment strategies of the
    Portfolios........................................   22
    Investment objectives of the underlying funds.....   24
    Risks of the Portfolios...........................   32

  MANAGEMENT OF THE PORTFOLIOS
    Investment adviser................................   41
    Payments to financial intermediaries by Janus
    Capital or its affiliates.........................   41
    Management expenses...............................   42
    Investment personnel..............................   45

  OTHER INFORMATION...................................   46

  DISTRIBUTIONS AND TAXES.............................   49

  SHAREHOLDER'S GUIDE
    Pricing of Portfolio shares.......................   53
    Purchases.........................................   54
    Tax-deferred accounts.............................   56
    Exchanges.........................................   56
    Redemptions.......................................   57
    Excessive trading.................................   58
    Shareholder account policies......................   62

  FINANCIAL HIGHLIGHTS................................   64

  GLOSSARY OF INVESTMENT TERMS........................   68






                                                            Table of contents  1

JANUS SMART PORTFOLIOS


  This Prospectus provides information about the Janus Smart Portfolios, a group of mutual funds that invest in Janus stock, bond, and money market mutual funds (the "underlying funds"). Because they invest in other funds, each Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A "fund of funds" bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Portfolios are best suited for long-term investors.


  Janus Smart Portfolios offer three choices for different investment styles. Because investors' risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Janus Smart Portfolio offers an alternative strategy for attaining capital growth and income. The allocation to stocks and bonds in each Portfolio reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Portfolio's relative emphasis on seeking growth of capital and seeking income.



                                   [BAR CHART]

                                               PRIMARY EMPHASIS:
                                               GROWTH OF CAPITAL     INCOME
  Janus Smart Portfolio -- Growth                     80%              20%
  Janus Smart Portfolio -- Moderate                   60%              40%
  Janus Smart Portfolio -- Conservative               40%              60%


  Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Portfolio's target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as the normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods.

    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%







2   Janus Investment Fund

  As part of the Portfolios' overall asset allocation strategy, the Portfolios may normally invest in domestic stocks, international stocks, and bonds and money market instruments.

 JANUS SMART PORTFOLIO -         Janus Smart Portfolio -          Janus Smart Portfolio -
          Growth                         Moderate                      Conservative
       [Pie Chart]                     [Pie Chart]                      [Pie Chart]
Stocks                     80%  Stocks                     60%  Bonds and Money Market      60%
Bonds and Money Market     20%  Bonds and Money Market     40%  Stocks                      40%



  Each Portfolio will normally allocate its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, international companies (including emerging markets), and bonds and money market instruments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  The following profiles are intended to summarize the key features of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative.




                                                        Janus Investment Fund  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS SMART PORTFOLIO - GROWTH

  Janus Smart Portfolio - Growth (the "Portfolio") is designed for long-term investors who primarily seek the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - GROWTH seeks the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 80% stocks and 20% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.


  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.


4   Janus Investment Fund

  The Portfolio will normally allocate approximately 80% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 20% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                  JANUS SMART PORTFOLIO -
                          Growth
                        [Pie Chart]
Stocks                                                      80%
Bonds and Money market                                      20%




MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.



  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO



  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.



  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other cash management pooled investment vehicles available for investment by




                                                          Risk/return summary  5
  the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.



  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES



  MARKET RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). Approximately 80% of the Portfolio's assets are allocated to equity investments. If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.



  FIXED-INCOME SECURITIES RISK. Approximately 20% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates,




6   Janus Investment Fund
  certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the underlying fund. If the counterparty to a derivative transaction defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.

  The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  7

  JANUS SMART PORTFOLIO - GROWTH


   Annual returns for periods ended 12/31
                                                                               18.51%    15.73%   (34.91)%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 8.23%     Worst Quarter:  4th-2008 (18.05)%






                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                                            1 year        (12/30/05)
  Janus Smart Portfolio - Growth
    Return Before Taxes                                                    (34.91)%        (3.71)%
    Return After Taxes on Distributions                                    (35.36)%        (4.42)%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)    (22.58)%        (3.31)%
  S&P 500(R) Index(2)                                                      (37.00)%        (8.35)%
    (reflects no deduction for expenses, fees, or taxes)
  Growth Allocation Index(3)                                               (32.64)%        (4.97)%
    (reflects no deduction for expenses, fees, or taxes)
                                                                        ------------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Growth Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE(R) Index") (25%), the Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) (20%), and the Morgan Stanley Capital International Emerging Markets Index(SM) ("MSCI EM Index(SM)") (5%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




8   Janus Investment Fund

JANUS SMART PORTFOLIO - MODERATE

  Janus Smart Portfolio - Moderate (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with an emphasis on growth of capital and income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - MODERATE seeks the highest return over time consistent with an emphasis on growth of capital and income.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 60% stocks and 40% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.


  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




                                                          Risk/return summary  9

  The Portfolio will normally allocate approximately 60% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 40% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                  JANUS SMART PORTFOLIO -
                         Moderate
                        [Pie Chart]
Stocks                                                      60%
Bonds and Money Market                                      40%




MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.



  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO



  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.



  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other cash management pooled investment vehicles available for investment by




10   Janus Investment Fund
  the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.



  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES



  MARKET RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). Approximately 60% of the Portfolio's assets are allocated to equity investments. If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.



  FIXED-INCOME SECURITIES RISK. Approximately 40% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates,




                                                         Risk/return summary  11
  certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the underlying fund. If the counterparty to a derivative transaction defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.

  The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




12   Janus Investment Fund

  JANUS SMART PORTFOLIO - MODERATE


   Annual returns for periods ended 12/31
                                                                               14.28%    12.71%   (25.28)%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 6.31%     Worst Quarter:  4th-2008 (11.62)%






                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                                            1 year        (12/30/05)
  Janus Smart Portfolio - Moderate
    Return Before Taxes                                                    (25.28)%        (1.27)%
    Return After Taxes on Distributions                                    (26.01)%        (2.13)%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)    (16.33)%        (1.41)%
  S&P 500(R) Index(2)                                                      (37.00)%        (8.35)%
    (reflects no deduction for expenses, fees, or taxes)
  Moderate Allocation Index(3)                                             (23.94)%        (2.38)%
    (reflects no deduction for expenses, fees, or taxes)
                                                                        ------------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Moderate Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) (40%), the MSCI EAFE(R) Index (18%), and the MSCI EM Index(SM) (2%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

JANUS SMART PORTFOLIO - CONSERVATIVE

  Janus Smart Portfolio - Conservative (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - CONSERVATIVE seeks the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 40% stocks and 60% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.


  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




14   Janus Investment Fund

  The Portfolio will normally allocate approximately 60% of its investments to underlying bond and money market funds; and approximately 40% of its investments to underlying funds that provide varying exposure to large U.S.- based companies, small- to mid-capitalization companies, and international companies (including emerging markets). These allocations may change from time to time.

                  JANUS SMART PORTFOLIO -
                       Conservative
                        [Pie Chart]
Bonds and Money Market                                      60%
Stocks                                                      40%




MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.



  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO



  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.



  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other cash management pooled investment vehicles available for investment by




                                                         Risk/return summary  15
  the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.



  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES



  FIXED-INCOME SECURITIES RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Approximately 60% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise which may cause an underlying fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MARKET RISK. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different




16   Janus Investment Fund
  types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). Approximately 40% of the Portfolio's assets are allocated to equity investments. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the underlying fund. If the counterparty to a derivative transaction defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.

  The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  17

  JANUS SMART PORTFOLIO - CONSERVATIVE


   Annual returns for periods ended 12/31
                                                                               11.09%    10.19%   (16.01)%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 4.70%     Worst Quarter:  3rd-2008 (6.58)%






                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                                            1 year        (12/30/05)
  Janus Smart Portfolio - Conservative
    Return Before Taxes                                                    (16.01)%          0.93%
    Return After Taxes on Distributions                                    (16.96)%        (0.03)%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)    (10.34)%          0.32%
  S&P 500(R) Index(2)                                                      (37.00)%        (8.35)%
    (reflects no deduction for expenses, fees, or taxes)
  Conservative Allocation Index(3)                                         (14.71)%          0.22%
    (reflects no deduction for expenses, fees, or taxes)
                                                                        ------------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Conservative Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) (60%), the Dow Jones Wilshire 5000 Index (28%), and the MSCI EAFE(R) Index (12%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




18   Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."


  Each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Portfolios' returns are net of these expenses. Expenses may be higher or lower depending upon the allocation of the Portfolios' assets among the underlying funds and the actual expenses of the underlying funds.


  SHAREHOLDER FEES are those paid directly from your investment. The shares of the Portfolios do not impose sales charges when you buy or sell the Portfolios' shares. However, the Portfolios may invest in underlying funds that may be subject to redemption fees or exchange fees on the sale of shares held for 90 days or less.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  19

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges.................................................................   None
   Redemption fee................................................................   None(2)
   Exchange fee..................................................................   None(2)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                 Acquired
                                                                  Fund(4)     Total                  Net
                                                                 Fees and  Annual Fund           Annual Fund
                                           Management    Other   Expense-   Operating   Expense   Operating
                                             Fee(3)    Expenses    s(2)    Expenses(5)  Waivers  Expenses(5)
 Janus Smart Portfolio - Growth               0.05%      0.21%     0.82%      1.08%       0.01%     1.07%
 Janus Smart Portfolio - Moderate             0.05%      0.19%     0.80%      1.04%       0.03%     1.01%
 Janus Smart Portfolio - Conservative         0.05%      0.20%     0.79%      1.04%       0.08%     0.96%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.


  (2) A Portfolio which redeems or exchanges certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

  (3) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital.

  (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. The Portfolios' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Portfolio's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least March 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit.


--------------------------------------------------------------------------------




20   Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Portfolios' operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
 Janus Smart Portfolio - Growth             $110      $343      $595     $1,317
 Janus Smart Portfolio - Moderate           $106      $331      $574     $1,271
 Janus Smart Portfolio - Conservative       $106      $331      $574     $1,271




--------------------------------------------------------------------------------




                                                         Risk/return summary  21

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS

  This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

  Please carefully review the "Risks of the Portfolios" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  The Portfolios invest in underlying Janus funds to pursue a target allocation of stocks, bonds, and cash/cash equivalents. The following table illustrates the long-term expected average asset allocation and the normal asset allocation ranges for the Portfolios.

    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%




  While each Portfolio can invest in any or all of the underlying funds that are described later in this Prospectus, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. A Portfolio's investment in any underlying fund may exceed 25% of such Portfolio's total assets. The following table shows the target investment allocation of each Portfolio in the underlying funds.



  ASSET CLASS                               JANUS SMART PORTFOLIO -  JANUS SMART PORTFOLIO -  JANUS SMART PORTFOLIO -
    UNDERLYING FUND                                  GROWTH                  MODERATE               CONSERVATIVE
  -------------------------------------------------------------------------------------------------------------------
  EQUITY SECURITIES (STOCKS)
    Janus Adviser Contrarian Fund - Class
       I                                               3%                       --                      4%
    Janus Adviser INTECH Risk-Managed
       Growth Fund - Class I                           9%                       8%                       6%
    Janus Adviser INTECH Risk-Managed
       Value Fund - Class I                           16%                      12%                       9%
    Janus Adviser International Equity
       Fund - Class I                                 12%                       9%                       6%
    Janus Adviser International Growth
       Fund - Class I                                  9%                       8%                      3%



22   Janus Investment Fund

  ASSET CLASS                               JANUS SMART PORTFOLIO -  JANUS SMART PORTFOLIO -  JANUS SMART PORTFOLIO -
    UNDERLYING FUND                                  GROWTH                  MODERATE               CONSERVATIVE
  -------------------------------------------------------------------------------------------------------------------
    Janus Adviser Large Cap Growth
       Fund - Class I                                  3%                       3%                       --
    Janus Adviser Perkins Small Company
       Value Fund - Class I                            2%                       --                       --
    Janus Growth and Income Fund                       8%                       8%                       6%
    Janus Orion Fund                                   3%                       3%                       3%
    Janus Research Fund                                7%                       5%                       3%
    Janus Twenty Fund                                  8%                       4%                       --
  -------------------------------------------------------------------------------------------------------------------
    TOTAL                                             80%                      60%                      40%
  -------------------------------------------------------------------------------------------------------------------
  FIXED-INCOME SECURITIES (BONDS)
    Janus Adviser Flexible Bond
       Fund - Class I                                 18%                      32%                      47%
    Janus High-Yield Fund                              2%                       4%                       7%
    Janus Short-Term Bond Fund                         --                       4%                       6%
  -------------------------------------------------------------------------------------------------------------------
    TOTAL                                             20%                      40%                      60%
  -------------------------------------------------------------------------------------------------------------------





  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Portfolios may reallocate their assets among these or any underlying funds as described in this Prospectus, including a portion or all in cash equivalents or a money market fund. Janus Capital may change the asset class allocations, the potential underlying funds, or the weightings without notice to shareholders. Information regarding a Portfolio's actual allocations to underlying funds is available to shareholders on a periodic basis through annual and semiannual reports delivered to shareholders, reports filed with the Securities and Exchange Commission, and at www.janus.com. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.


  The following chart summarizes the management process:

   ACTION                                                             NORMAL FREQUENCY
   Establish strategic asset class allocation policy                  Annually
   Monitor asset class allocations                                    Ongoing
   Review/rebalance Portfolio allocations                             Quarterly
   Review/rebalance asset (and sub-asset) class exposures             Annually


  The following are general policies that apply to each of the Portfolios and the underlying funds.

  CASH POSITION
  A Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's




                                   Principal investment strategies and risks  23
  cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, a Portfolio may take positions that are inconsistent with its investment objective. As a result, a Portfolio may not achieve its investment objective. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.


  PORTFOLIO TURNOVER

  The Portfolios normally seek long-term investment, although the Portfolios may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the judgment of the portfolio manager. Changes are normally made in a Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Portfolios' transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.



INVESTMENT OBJECTIVES OF THE UNDERLYING FUNDS



  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Board of Trustees of the underlying funds may change the investment objective or strategies of the underlying funds at any time without notice to Portfolio shareholders.



  The Portfolios may allocate assets to all or some of these underlying funds when rebalancing the Portfolios' investments. At the discretion of Janus Capital and without shareholder notice, the Portfolios may invest in additional Janus funds established in the future.



  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES



  INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) and JANUS ADVISER INTECH RISK-MANAGED CORE FUND - CLASS I seek long-term growth of capital. Each fund invests primarily in common stocks from the universe of the funds' benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.





24   Janus Investment Fund

  JANUS ADVISER BALANCED FUND - CLASS I and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.

  JANUS ADVISER CONTRARIAN FUND - CLASS I and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  JANUS ADVISER FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS ADVISER GLOBAL REAL ESTATE FUND - CLASS I seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within




                                   Principal investment strategies and risks  25
  the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS ADVISER GLOBAL RESEARCH FUND - CLASS I and JANUS GLOBAL RESEARCH FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.


  JANUS ADVISER GROWTH AND INCOME FUND - CLASS I and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.


  JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTERNATIONAL EQUITY FUND - CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world,



26   Janus Investment Fund
  excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.


  JANUS ADVISER INTERNATIONAL FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS ADVISER INTERNATIONAL GROWTH FUND - CLASS I and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Each fund may have significant exposure to emerging markets.


  JANUS ADVISER LARGE CAP GROWTH FUND - CLASS I seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $421.8 billion.



  JANUS ADVISER LONG/SHORT FUND - CLASS I seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words,




                                   Principal investment strategies and risks  27
  the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.



  JANUS ADVISER MID CAP GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.



  JANUS ADVISER ORION FUND - CLASS I and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of December 31, 2008, Janus Adviser Orion Fund held stocks of 46 companies. Of these holdings, 30 comprised approximately 80.8% of the fund's holdings. As of December 31, 2008, Janus Orion Fund held stocks of 44 companies. Of these holdings, 30 comprised approximately 81.8% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS ADVISER PERKINS LARGE CAP VALUE FUND - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $421.8 billion, and the median market capitalization was $2.8 billion.



  JANUS ADVISER PERKINS MID CAP VALUE FUND (formerly named Janus Adviser Mid Cap Value Fund) - CLASS I and PERKINS MID CAP VALUE FUND (formerly named Janus Mid Cap Value Fund) - INVESTOR SHARES seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal




28   Janus Investment Fund
  circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $13.8 billion.



  JANUS ADVISER PERKINS SMALL COMPANY VALUE FUND (formerly named Janus Adviser Small Company Value Fund) - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $7 million to $3.3 billion.



  JANUS ADVISER RESEARCH CORE FUND (formerly named Janus Adviser Fundamental Equity Fund) - CLASS I and JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks;
  (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Each fund may invest in companies of any size.


  JANUS ADVISER SMALL-MID GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS ADVISER WORLDWIDE FUND - CLASS I and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the



                                   Principal investment strategies and risks  29

  United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.


  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.



  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the fund's weighted average market capitalization was $51.8 billion.


  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop



30   Janus Investment Fund
  products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  JANUS ADVISER FLEXIBLE BOND FUND - CLASS I and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment



                                   Principal investment strategies and risks  31
  in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


  JANUS ADVISER HIGH-YIELD FUND - CLASS I and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. Each fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.


  POTENTIAL UNDERLYING FUND INVESTING PRIMARILY IN CASH EQUIVALENTS



  JANUS MONEY MARKET FUND - INVESTOR SHARES seeks capital preservation and liquidity with current income as a secondary objective. The fund pursues its investment objectives by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The fund also intends to invest in repurchase agreements.


  Cash equivalents include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

RISKS OF THE PORTFOLIOS


  You may experience volatility and lose money by investing in a Portfolio. The Portfolios intend to allocate assets among underlying funds that invest in stocks and bonds, and may also invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus Capital's allocation of a Portfolio's assets to certain asset classes and underlying funds may not be




32   Janus Investment Fund
  successful in achieving the Portfolio's objective. There is a risk that you may achieve lower returns by investing in a Portfolio instead of investing directly in an underlying fund. Certain of the underlying funds in which a Portfolio may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Portfolio in such an underlying fund may increase the indirect expenses paid by a Portfolio and may result in the Portfolio not achieving its investment objective.



  There is additional risk for the Portfolios with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Portfolio indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Portfolio's returns. The Portfolios do not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.


  The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying funds. The officers and the Board of Trustees of the Portfolios may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and the Board of Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. Purchases and redemptions of an underlying fund by a Portfolio due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by a Portfolio may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' Statement of Additional Information ("SAI").



  The Portfolios invest in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds




                                   Principal investment strategies and risks  33
  is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.


  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.



  The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on a Portfolio's investment allocation. The greater a Portfolio's allocation to an underlying fund, the greater the Portfolio's exposure to the risks associated with that underlying fund.


  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  COLLATERAL RISK. The collateral securing a senior floating rate loan can decline and/or be insufficient to meet the obligations of a borrower. As a result, a senior floating rate loan may not be fully collateralized, and the investment may decline in value. In addition, in the case of default by a borrower, the collateral may be set aside by a court in a bankruptcy or similar proceeding. Borrowers may repay principal prior to the maturity of a loan, limiting an underlying fund's potential for returns.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the



34   Janus Investment Fund
  real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.




                                   Principal investment strategies and risks  35

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  GROWTH SECURITIES RISK. Certain underlying funds often invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  HIGH-YIELD/HIGH-RISK BOND RISK. Certain underlying funds (Janus Adviser High-Yield Fund and Janus High-Yield Fund) may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  INDUSTRY RISK. Although the Portfolios do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.



  INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. The yield of an underlying fund that invests in fixed-income




36   Janus Investment Fund
  securities will vary as those securities mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of such underlying fund's yield may be eroded by inflation. Certain underlying funds may invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates.


  Certain underlying fund's may invest in floating rate debt securities such as floating rate loans, which are less exposed to interest rate risk and price volatility than comparable fixed-rate debt securities. The interest rates, however, of most floating rate loans adjust only periodically and may not correlate with prevailing interest rates. Interim changes in prevailing interest rates may affect the value of the floating rate security and an underlying fund's returns.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index.


  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended, including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  LIQUIDITY RISK. Floating rate loans generally are subject to restrictions on resale. Certain of an underlying fund's investments in floating rate loans may be deemed illiquid and an underlying fund may have limited ability to trade in secondary trading markets. Such factors may have an adverse impact on the market price of such securities and may affect an underlying fund's returns, resulting in a loss.


  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their




                                   Principal investment strategies and risks  37
  assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.





  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.


  NON-INVESTMENT GRADE RISK. Certain underlying funds may invest without limit in floating rate loans and other debt securities that are rated below investment grade or are unrated securities with characteristics considered below investment grade. These investments may be considered speculative and have greater risks than investment grade securities, including the possible loss of income and principal. Risks arising from an underlying fund's investments in floating rate loans that are below investment grade may be similar to those of investment in "junk bonds." An underlying fund's investments in lower rated securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.


  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.



  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment




38   Janus Investment Fund
  risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.


  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.


  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.


  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market



                                   Principal investment strategies and risks  39
  as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




40   Janus Investment Fund

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolios and the underlying funds. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Portfolios.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


                                                Management of the Portfolios  41

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Portfolios and, if applicable, considering which share class of a fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.




42  Janus Investment Fund

  The following table reflects each Portfolio's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable).



  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.



                                                                                     Actual Investment
                                                                 Contractual        Advisory Fee(1) (%)
                                           Average Daily     Investment Advisory      (for the fiscal
                                            Net Assets             Fee (%)               year ended
  Portfolio Name                         of the Portfolio       (annual rate)        October 31, 2008)
-------------------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth         All Asset Levels            0.05                   0.04
  Janus Smart Portfolio - Moderate       All Asset Levels            0.05                   0.01
  Janus Smart Portfolio - Conservative   All Asset Levels            0.05                   0.00(2)

-------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Portfolio's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain levels until at least March 1, 2010. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.


  (2) For the fiscal year ended October 31, 2008, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Portfolio's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the Annual Fund Operating Expenses table in the "Fees and




                                                Management of the Portfolios  43

  Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least March 1, 2010.



  Portfolio Name                              Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                          0.24
  Janus Smart Portfolio - Moderate                        0.20
  Janus Smart Portfolio - Conservative                    0.17
--------------------------------------------------------------------------



SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to five of the underlying funds: INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 90% of INTECH.



  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, Janus Adviser Perkins Small Company Value Fund, and Perkins Mid Cap Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Janus Adviser Perkins Large Cap Value Fund's, Janus Adviser Perkins Mid Cap Value Fund's, Janus Adviser Perkins Small Company Value Fund's, and Perkins Mid Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.


THIRD PARTY CONSULTANT

  Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the underlying funds' portfolio managers' and/or



44  Janus Investment Fund
  investment personnel's investment style. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. Janus Capital pays Wilshire a fee for its consulting services.

INVESTMENT PERSONNEL

JANUS SMART PORTFOLIOS
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and
    Janus Smart Portfolio - Conservative. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Portfolios' cash management. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio
    Manager from 2001 to 2005 for Massachusetts Financial Services, where he also served as a Global Fixed Income Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                Management of the Portfolios  45

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLOSED FUND POLICIES


  A Portfolio may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders

46  Janus Investment Fund
  of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  47
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




48  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Portfolio have been held.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Portfolio just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Portfolio would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Portfolio, whether or not you reinvested

                                                     Distributions and taxes  49
  the dividends. Before buying shares of a Portfolio close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Portfolio. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-0020. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

  As with any investment, you should consider the tax consequences of investing in the Portfolios. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Portfolios. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Portfolios are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Portfolio. When gains from the sale of a security held by a Portfolio are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Portfolio held the security. In certain states, a portion of the distributions (depending on the sources of a Portfolio's income) may be exempt from state and local taxes. A Portfolio's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Portfolio at the record date of such payments. Although a Portfolio's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Portfolio shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




50  Janus Investment Fund

  Distributions made by a Portfolio with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Portfolios may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE PORTFOLIOS


  Dividends, interest, and some capital gains received by an underlying fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the underlying fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders (including a Portfolio as a shareholder of the underlying fund) as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the underlying fund.



  Certain transactions of the underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.


  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Portfolios meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Portfolios that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  51

                             JANUS SMART PORTFOLIOS

                               Shareholder's Guide

                       This Shareholder's Guide is for those shareholders investing with the Portfolios through financial intermediaries. This section will help you become familiar with the different types of accounts you can establish with the Portfolios. It also provides general information regarding how to purchase, exchange, and redeem shares, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

  CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES


  The per share NAV is computed by dividing the total value of a Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's investment in an underlying fund is based upon the NAV of the underlying fund. (In the case of underlying funds with share classes, the per share NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class.) The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by a Portfolio (or financial intermediary or plan sponsor, if applicable) or its agents.


  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an




                                                         Shareholder's guide  53
  independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in a Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


  The prospectuses for the underlying funds in which the Portfolios invest explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Portfolio account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Portfolios under the arrangements made between your financial intermediary or plan sponsor and its customers. The Portfolios are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

  Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Portfolio, including additional information on minimum initial or subsequent investment



54  Janus Investment Fund
  requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for processing purchases of shares.


  Purchase requests must be received in good order by a Portfolio (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Portfolios reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment is $2,500 per Portfolio account for non-retirement accounts and $500 per Portfolio account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Portfolios reserve the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to



                                                         Shareholder's guide  55
  the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Portfolios reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

  If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

  Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - Exchange requests between the Portfolios and other Janus funds must be received in good order by a Portfolio/fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.


  - You may generally exchange shares of a Portfolio for shares of any other fund in the Trust offered through your financial intermediary or plan sponsor.


  - You must meet the minimum investment amount for each fund.


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")





56  Janus Investment Fund

  - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to a closed fund's prospectus.


  - The Portfolios reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Portfolio in a 12-month period, although the Portfolios at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Portfolio (by any means) followed by a purchase back into the same Portfolio (by any means). The Portfolios will work with intermediaries to apply the Portfolios' exchange limit. However, the Portfolios may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS

  Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


  Shares of any Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.



  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Portfolios reserve the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to



                                                         Shareholder's guide  57
  the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolios' exchange limits or excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis,



58  Janus Investment Fund
  may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.


  The Janus funds attempt to deter excessive trading through at least the following methods:



  - fair valuation of securities as described under "Pricing of Portfolio
    Shares;"



  - redemption fees (where applicable on certain underlying funds); and



  - exchange limitations as described under "Exchanges."


  The Portfolios monitor Portfolio share transactions, subject to the limitations described below. Generally, a purchase of a Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.


  The Portfolios may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Portfolio in a 12-month period and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds."


  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.




                                                         Shareholder's guide  59

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the Portfolio's portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Portfolio, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held



60  Janus Investment Fund
  by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or a Portfolio, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at



                                                         Shareholder's guide  61
    http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each portfolio at www.janus.com.



  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' SAI.


SHAREHOLDER ACCOUNT POLICIES

  TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

  Portfolio shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Portfolio shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges



62  Janus Investment Fund
  or restrictions different from those applicable to shareholders who invest in the Portfolios directly.

  A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Portfolios are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Portfolios for shareholder recordkeeping and similar services.

  STATEMENTS AND REPORTS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments in the underlying funds and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.




                                                         Shareholder's guide  63

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Portfolios' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-877-335-2687.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions).




64  Janus Investment Fund

JANUS SMART PORTFOLIO - GROWTH
---------------------------------------------------------------------------------------------------------
                                                                              Years or Period ended
                                                                                    October 31
                                                                          2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                     $13.95      $11.34       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               0.24        0.16         0.05
 Net gain/(loss) on securities (both realized and unrealized)             (4.93)        2.62         1.29

 Total from investment operations                                         (4.69)        2.78         1.34

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                     (0.24)      (0.13)           --
 Distributions from capital gains                                         (0.40)      (0.04)           --

 Total distributions                                                      (0.64)      (0.17)           --


 NET ASSET VALUE, END OF PERIOD                                            $8.62      $13.95       $11.34


 Total return(2)                                                        (35.15)%      24.81%       13.40%

 Net assets, end of period (in millions)                                    $143        $176          $67
 Average net assets for the period (in millions)                            $183        $125          $34
 Ratio of gross expenses to average net assets(3)                          0.25%(4)    0.25%(4)     0.25%(4)
 Ratio of net expenses to average net assets(3)                            0.24%       0.24%        0.24%
 Ratio of net investment income/(loss) to average net assets(3)            1.95%       1.32%        0.98%
 Portfolio turnover rate(3)                                                  55%         19%          28%
---------------------------------------------------------------------------------------------------------




(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.

(4) The ratio was 0.26% in 2008, 0.28% in 2007 and 0.39% in 2006 before waiver of certain fees incurred by the Portfolio.







                                                        Financial highlights  65

JANUS SMART PORTFOLIO - MODERATE
---------------------------------------------------------------------------------------------------------
                                                                              Years or Period ended
                                                                                    October 31
                                                                          2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                     $12.95      $11.04       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               0.31        0.23         0.09
 Net gain/(loss) on securities (both realized and unrealized)             (3.64)        1.86         0.95

 Total from investment operations                                         (3.33)        2.09         1.04

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                     (0.29)      (0.16)           --
 Distributions from capital gains                                         (0.28)      (0.02)           --

 Total distributions                                                      (0.57)      (0.18)           --


 NET ASSET VALUE, END OF PERIOD                                            $9.05      $12.95       $11.04


 Total return(2)                                                        (26.77)%      19.16%       10.40%

 Net assets, end of period (in millions)                                    $111        $123          $51
 Average net assets for the period (in millions)                            $133         $87          $25
 Ratio of gross expenses to average net assets(3)                          0.21%(4)    0.21%(4)     0.21%(4)
 Ratio of net expenses to average net assets(3)                            0.20%       0.20%        0.20%
 Ratio of net investment income/(loss) to average net assets(3)            2.63%       2.24%        1.97%
 Portfolio turnover rate(3)                                                  71%         15%          16%
---------------------------------------------------------------------------------------------------------




(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.

(4) The ratio was 0.24% in 2008, 0.27% in 2007 and 0.42% in 2006 before waiver of certain fees incurred by the Portfolio.







66  Janus Investment Fund

JANUS SMART PORTFOLIO - CONSERVATIVE
---------------------------------------------------------------------------------------------------------
                                                                              Years or Period ended
                                                                                    October 31
                                                                          2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                                     $12.09      $10.82       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               0.33        0.26         0.13
 Net gain/(loss) on securities (both realized and unrealized)             (2.46)        1.23         0.69

 Total from investment operations                                         (2.13)        1.49         0.82

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                     (0.29)      (0.20)           --
 Distributions from capital gains                                         (0.15)      (0.02)           --

 Total distributions                                                      (0.44)      (0.22)           --


 NET ASSET VALUE, END OF PERIOD                                            $9.52      $12.09       $10.82


 Total return(2)                                                        (18.26)%      13.98%        8.20%

 Net assets, end of period (in millions)                                     $83         $69          $19
 Average net assets for the period (in millions)                             $88         $42          $10
 Ratio of gross expenses to average net assets(3)                          0.17%(4)    0.18%(4)     0.18%(4)
 Ratio of net expenses to average net assets(3)                            0.17%       0.17%        0.17%
 Ratio of net investment income/(loss) to average net assets(3)            3.16%       3.04%        2.78%
 Portfolio turnover rate(3)                                                  90%         16%          20%
---------------------------------------------------------------------------------------------------------




(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.

(4) The ratio was 0.25% in 2008, 0.36% in 2007 and 0.69% in 2006 before waiver of certain fees incurred by the Portfolio.







                                                        Financial highlights  67

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


68  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying



                                                Glossary of investment terms  69
  mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




70  Janus Investment Fund

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from



                                                Glossary of investment terms  71
  the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.




72  Janus Investment Fund

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.




                                                Glossary of investment terms  73

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Portfolio and/or an underlying fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of an underlying fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds (e.g., Janus Smart Portfolios and/or underlying funds) are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified". This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.





74  Janus Investment Fund

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.



                                                Glossary of investment terms  75

                        This page intentionally left blank.

                        This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' and the underlying funds' Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Portfolios.


           The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
           Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                 February 27, 2009




                                 VALUE

                                   Perkins Mid Cap Value Fund


                                     (formerly named Janus Mid Cap Value Fund)


                                   Perkins Small Cap Value Fund*


                                     (formerly named Janus Small Cap Value Fund)


                              JANUS INVESTMENT FUND
                              INSTITUTIONAL SHARES
                             CLOSED TO NEW INVESTORS

                                   Prospectus



    Although Institutional Shares of each Fund are closed to new investors, current investors of Institutional Shares may continue to invest in their Fund account, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase Institutional Shares of a Fund before your investment is accepted.



    *The Fund is closed to new investors. Current investors in the Fund may continue to invest in their Fund account, including reinvestment of any dividends or capital gains distributions. However, once an account is closed, additional investments will not be accepted unless specified criteria are met. The Fund may resume sales of its shares at some future date, but it has no present intention to do so. Refer to the "Shareholder's Guide" section of this Prospectus for more details.


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing with the Funds through financial intermediaries.

(JANUS LOGO)




              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund. The Funds are subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              Each Fund currently offers two classes of shares, with only the Institutional Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------






  RISK/RETURN SUMMARY
    Perkins Mid Cap Value Fund - Institutional
    Shares............................................    2
    Perkins Small Cap Value Fund - Institutional
    Shares............................................    7

  FEES AND EXPENSES...................................   11

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS
    Frequently asked questions about principal
    investment strategies.............................   14
    Risks.............................................   15
    Frequently asked questions about certain risks....   16
    General portfolio policies........................   18

  MANAGEMENT OF THE FUNDS
    Investment adviser................................   24
    Payments to financial intermediaries by Janus
    Capital or its affiliates.........................   24
    Management expenses...............................   25
    Subadviser........................................   28
    Investment personnel..............................   29

  OTHER INFORMATION...................................   31

  DISTRIBUTIONS AND TAXES.............................   34

  SHAREHOLDER'S GUIDE
    Pricing of fund shares............................   38
    Purchases.........................................   40
    Tax-deferred accounts.............................   41
    Exchanges.........................................   41
    Redemptions.......................................   42
    Excessive trading.................................   45
    Shareholder account policies......................   49

  FINANCIAL HIGHLIGHTS................................   50

  GLOSSARY OF INVESTMENT TERMS........................   53






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------



PERKINS MID CAP VALUE FUND



  Perkins Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  PERKINS MID CAP VALUE FUND seeks capital appreciation.



  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $13.8 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For


2  Janus Investment Fund
  more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular




                                                          Risk/return summary  3
  market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Institutional Shares were transferred to Perkins Mid Cap Value Fund - Institutional Shares. Berger Mid Cap Value
  Fund - Institutional Shares commenced operations on May 17, 2002. The performance information shown for the periods from May 17, 2002 to April 17, 2003 is for Berger Mid Cap Value Fund - Institutional Shares. For periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value - Investor Shares.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Investment Fund

  PERKINS MID CAP VALUE FUND(1) - INSTITUTIONAL SHARES




   Annual returns for periods ended 12/31
         21.56%    27.34%    20.52%   (12.95)%   39.77%    18.56%    10.53%    15.42%     7.56%   (27.19)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 21.28%     Worst Quarter:  4th-2008 (19.56)%






                                               Average annual total return for periods ended 12/31/08(2)
                                               ---------------------------------------------------------
                                                                                       Since Inception
                                                                                     of Predecessor Fund
                                                      1 year    5 years   10 years        (8/12/98)
  Perkins Mid Cap Value Fund(1) - Institutional
    Shares
    Return Before Taxes                              (27.19)%    3.45%     10.40%           11.42%
    Return After Taxes on Distributions              (27.90)%    1.69%      8.66%            9.71%
    Return After Taxes on Distributions and Sale
       of Fund Shares(3)                             (16.78)%    2.73%      8.58%            9.55%
  Russell Midcap(R) Value Index(4)                   (38.44)%    0.33%      4.44%            4.85%
    (reflects no deduction for expenses, fees, or
       taxes)
                                                  ------------------------------------------------------




  (1) Formerly named Janus Mid Cap Value Fund.

  (2) Fund returns from periods prior to the Fund's adoption of share classes reflect a 0.25% 12b-1 fee, which has not been paid by the Institutional Shares since that class commenced investment operations on May 17, 2002.
  (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (4) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


  After-tax returns are calculated using distributions for Perkins Mid Cap Value Fund - Institutional Shares for the period April 21, 2003 to December 31, 2008; for Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003; and for Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002. If Perkins Mid Cap Value
  Fund - Institutional Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.





                                                          Risk/return summary  5

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

PERKINS SMALL CAP VALUE FUND



  Perkins Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  PERKINS SMALL CAP VALUE FUND seeks capital appreciation.



  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio managers. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $7 million to $3.3 billion.


  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency




                                                          Risk/return summary  7
  exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may




8  Janus Investment Fund
  involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Small Cap Value Fund - Institutional Shares were transferred to Perkins Small Cap Value Fund - Institutional Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund - Institutional Shares, the predecessor to Perkins Small Cap Value
  Fund - Institutional Shares.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  9

  PERKINS SMALL CAP VALUE FUND(1) - INSTITUTIONAL SHARES




   Annual returns for periods ended 12/31
         14.69%    27.16%    20.42%   (15.33)%   37.18%    13.80%     9.14%    12.57%     3.21%   (21.63)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 24.78%     Worst Quarter:  3rd-2002 (22.47)%






                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                          1 year     5 years    10 years
  Perkins Small Cap Value Fund(1) - Institutional Shares
    Return Before Taxes                                                  (21.63)%      2.49%      8.72%
    Return After Taxes on Distributions                                  (23.16)%    (0.29)%      6.45%
    Return After Taxes on Distributions and Sale of Fund Shares(2)       (12.49)%      1.90%      7.09%
  Russell 2000(R) Value Index(3)                                         (28.92)%      0.27%      6.11%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   -------------------------------------




  (1) Formerly named Janus Small Cap Value Fund.

  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for Perkins Small Cap Value Fund - Institutional Shares for the period April 21, 2003 to December 31, 2008; and for Berger Small Cap Value Fund - Institutional Shares for periods prior to April 21, 2003. If Perkins Small Cap Value
  Fund - Institutional Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




10  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Institutional Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. Contractual waivers agreed to by Janus Services LLC are included under "Net Annual Fund Operating Expenses."



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Funds do not impose sales charges when you buy or sell the Funds' shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges.................................................................   None
   Redemption fee................................................................   None
   Exchange fee..................................................................   None






------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                         Acquired   Total Annual              Net Annual
                                                          Fund(4)       Fund                     Fund
                              Management      Other      Fees and     Operating    Expense    Operating
                                Fee(2)     Expenses(3)   Expenses    Expenses(5)   Waivers   Expenses(5)
   Perkins Mid Cap Value
      Fund(6)(7)
      - Institutional Shares     0.78%        0.26%        0.00%        1.04%       0.20%       0.84%
   Perkins Small Cap Value
      Fund(7)(8)
      - Institutional Shares     0.72%        0.30%        0.00%        1.02%       0.20%       0.82%




--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.


 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Perkins Mid Cap Value Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period. The fee adjustment for Perkins Small Cap Value Fund will be implemented January 1, 2010.

 (3) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of each Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01% are included in Other Expenses.


 (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive all or a portion of the transfer agency fees applicable to each Fund's Institutional Shares until March 1, 2010.


 (6) Formerly named Janus Mid Cap Value Fund.


 (7) Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund each pay an investment advisory fee rate that adjusts up or down based on each Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Perkins Mid Cap Value Fund and 0.72% for Perkins Small Cap Value Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 for Perkins Mid Cap Value Fund, will commence January 2010 for Perkins Small Cap Value Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information.


 (8) Formerly named Janus Small Cap Value Fund.

--------------------------------------------------------------------------------




12  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                               1 Year  3 Years  5 Years  10 Years
                                                               ----------------------------------
 Perkins Mid Cap Value Fund(1)(2) - Institutional Shares        $106     $331     $574    $1,271
 Perkins Small Cap Value Fund(2)(3) - Institutional Shares      $104     $325     $563    $1,248




--------------------------------------------------------------------------------

 (1) Formerly named Janus Mid Cap Value Fund.

 (2) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 (3) Formerly named Janus Small Cap Value Fund.


--------------------------------------------------------------------------------




                                                         Risk/return summary  13

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR PERKINS MID CAP VALUE FUND?


  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.


2. HOW ARE COMMON STOCKS SELECTED FOR PERKINS SMALL CAP VALUE FUND?


  The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flows, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels

14  Janus Investment Fund
  of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.



RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.





                                   Principal investment strategies and risks  15

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for



16  Janus Investment Fund
  securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Perkins Small Cap Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.


2. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic



                                   Principal investment strategies and risks  17
    issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

4. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash



18  Janus Investment Fund
  or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the




                                   Principal investment strategies and risks  19

  Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




20  Janus Investment Fund

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.



  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.


  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."





                                   Principal investment strategies and risks  21

  SECURITIES LENDING


  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.


  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS


  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand





22  Janus Investment Fund
  for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





                                   Principal investment strategies and risks  23

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Perkins is responsible for the day-to-day management of each Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings,


24  Janus Investment Fund
  seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Funds.



  The following table reflects each Fund's base rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus




                                                     Management of the Funds  25

  Capital. The fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.





  Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007 for Perkins Mid Cap Value Fund and will be effective January 2010 for Perkins Small Cap Value Fund. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.



  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                                  Actual Investment
                                                                                   Advisory Fee (%)
                                                               Performance         (for the fiscal
                                                                Hurdle vs.            year ended
  Fund Name                                Base Fee (%)      Benchmark Index      October 31, 2008)
---------------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)                0.64              +/-4.00%                0.78
  Perkins Small Cap Value Fund(2)              0.72              +/-5.50%                0.72(3)
---------------------------------------------------------------------------------------------------




  (1) Formerly named Janus Mid Cap Value Fund.


  (2) Formerly named Janus Small Cap Value Fund.


  (3) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.





  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com.





26  Janus Investment Fund

  For Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:



  Fund Name                                   Benchmark Index
---------------------------------------------------------------------------
  Perkins Mid Cap Value Fund                  Russell Midcap(R) Value Index
  Perkins Small Cap Value Fund                Russell 2000(R) Value Index





  Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and will apply until January 2010 for Perkins Small Cap Value Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Perkins Mid Cap Value Fund and will begin January 2010 for Perkins Small Cap Value Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the



                                                     Management of the Funds  27
  performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Investor Shares ("Investor Shares") for the performance measurement period is used to calculate the Fund's Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Investor Shares against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.

  ADMINISTRATIVE SERVICES FEE

  Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of each Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER


  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Funds, and has served in such capacity since each Fund's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of each Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.





28  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.


PERKINS MID CAP VALUE FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Thomas M. Perkins and Jeffrey R. Kautz are responsible for the day-to-day management of the Fund. Mr. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.


    THOMAS M. PERKINS is lead Co-Portfolio Manager of Perkins Mid Cap Value Fund, and was lead Co-Portfolio Manager of the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He holds a Bachelor of Arts degree in History from Harvard University.



    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Perkins Mid Cap Value Fund, and he co-managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.



PERKINS SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Robert H. Perkins and Todd H. Perkins are responsible for the day-to-day management of the Fund. Robert H. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.


    ROBERT H. PERKINS is lead Co-Portfolio Manager of Perkins Small Cap Value Fund, and he co-managed the Fund's predecessor since its inception in 1985. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.





                                                     Management of the Funds  29

    TODD H. PERKINS is Co-Portfolio Manager of Perkins Small Cap Value Fund. Mr. Perkins has been Co-Portfolio Manager of the Fund since February 2004. He is also Portfolio Manager of other Janus accounts. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




30  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds currently offer two classes of shares. Only Institutional Shares are offered by this Prospectus. The Institutional Shares of each Fund are closed to new investors. The Institutional Shares of the Funds are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Both share classes offered by Perkins Small Cap Value Fund are closed to new investors. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information about Investor Shares, please call 1-800-525-3713.



  CLOSED FUND POLICIES



  A Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. The Institutional Shares of each Fund are closed to new investors. In addition, Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Guide" section of this Prospectus.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on


                                                           Other information  31
  allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as




32  Janus Investment Fund

  "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.



  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS


  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.



  DISTRIBUTION SCHEDULE



  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

34  Janus Investment Fund
  increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-0020. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  35

  Distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




36  Janus Investment Fund

                                JANUS VALUE FUNDS




                               Shareholder's Guide

                       CLOSED TO NEW INVESTORS

                       This Shareholder's Guide is for those shareholders investing with the Funds through financial intermediaries. This section will help you become familiar with the different types of accounts you can establish with the Funds. It also provides general information regarding how to purchase, exchange, and redeem shares, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

  Although Institutional Shares of each Fund are closed to new investors, current investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in Institutional Shares of each Fund. In addition, Perkins Small Cap Value Fund is closed to new investors. You may be asked to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. Each Fund may resume sales of its Institutional Shares to new investors at some future date, but they have no present intention to do so.


  THE FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


  The per share NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific



38  Janus Investment Fund
  development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  39

PURCHASES


  Although Institutional Shares of each Fund are closed, if you are a current Fund shareholder, you may continue to purchase Institutional Shares of each Fund through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, Perkins Small Cap Value Fund is closed to new investors. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."



  Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for processing purchases of shares.


  Purchase requests must be received in good order by a Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Funds reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The Institutional Shares of each Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as



40  Janus Investment Fund
  well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

  If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."

EXCHANGES

  Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

  - You may generally exchange Institutional Shares of a Fund for Institutional Shares of any other fund in the Trust offered through your financial intermediary or plan sponsor.

  - You must meet the minimum investment amount for each fund.


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")





                                                         Shareholder's guide  41

  - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS


  REMEMBER THAT INSTITUTIONAL SHARES OF EACH FUND ARE CLOSED TO NEW INVESTORS. IN ADDITION, PERKINS SMALL CAP VALUE FUND IS CLOSED TO NEW INVESTORS. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN INSTITUTIONAL SHARES OF THE FUND.


  Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.





42  Janus Investment Fund

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


CLOSED FUND POLICIES - PERKINS MID CAP VALUE FUND AND PERKINS SMALL CAP VALUE
FUND





  Perkins Small Cap Value Fund and the Institutional Shares of both Funds have limited sales of their shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. Perkins Small Cap Value




                                                         Shareholder's guide  43

  Fund or the Institutional Shares of both Funds may resume sales of their shares at some future date, but they have no present intention to do so.


  Investors who meet the following criteria may be able to invest in the Fund:
  (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund; (vi) sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers; and (vii) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests for purchases into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund is believed to negatively impact existing Fund shareholders.





44  Janus Investment Fund

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees (where applicable on certain funds); and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and



                                                         Shareholder's guide  45

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




46  Janus Investment Fund

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.


  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.




                                                         Shareholder's guide  47

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each fund at www.janus.com.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus




48  Janus Investment Fund

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER ACCOUNT POLICIES

  TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

  Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

  A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."

  STATEMENTS AND REPORTS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.




                                                         Shareholder's guide  49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-877-335-2687.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).



50  Janus Investment Fund

PERKINS MID CAP VALUE FUND(1) - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------
                                                              Years ended October 31
                                                   2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD              $26.69    $24.99    $23.34    $22.31    $19.02

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.49      0.39      0.39      0.15      0.14
 Net gain/(loss) on securities (both realized
     and unrealized)                               (7.31)      3.28      3.37      2.92      3.29

 Total from investment operations                  (6.82)      3.67      3.76      3.07      3.43

 LESS DISTRIBUTIONS:
 Dividends from net investment income              (0.39)    (0.35)    (0.28)    (0.11)    (0.14)
 Distributions from capital gains                  (2.73)    (1.62)    (1.83)    (1.93)        --

 Total distributions                               (3.12)    (1.97)    (2.11)    (2.04)    (0.14)


 NET ASSET VALUE, END OF PERIOD                    $16.75    $26.69    $24.99    $23.34    $22.31


 Total return                                    (28.49)%    15.49%    17.08%    14.40%    18.14%

 Net assets, end of period (in millions)             $366      $885    $1,068      $735      $464
 Average net assets for the period (in
     millions)                                       $759    $1,044      $921      $598      $395
 Ratio of gross expenses to average net
     assets(2)                                      0.84%(3)  0.77%(3)  0.78%(3)  0.77%(3)  0.77%(3)
 Ratio of net expenses to average net assets        0.84%     0.77%     0.77%     0.77%     0.77%
 Ratio of net investment income/(loss) to
     average net assets                             1.76%     1.60%     1.79%     0.82%     0.74%
 Portfolio turnover rate                             103%       95%       95%       86%       91%
-------------------------------------------------------------------------------------------------




(1) Formerly named Janus Mid Cap Value Fund.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 1.04% in 2008, 0.81% in 2007, 0.89% in 2006, 0.88% in 2005,
    and 0.90% in 2004 before waiver of certain fees incurred by the Fund.







                                                        Financial highlights  51

PERKINS SMALL CAP VALUE FUND(1) - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------
                                                              Years ended October 31
                                                   2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD              $28.20    $30.54    $31.38    $33.19    $28.82

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.33      0.38      0.54      0.37      0.39
 Net gain/(loss) on securities (both realized
     and unrealized)                               (5.86)      2.61      3.43      3.17      4.18

 Total from investment operations                  (5.53)      2.99      3.97      3.54      4.57

 LESS DISTRIBUTIONS:
 Dividends from net investment income              (0.35)    (0.50)    (0.36)    (0.39)    (0.20)
 Distributions from capital gains                  (4.08)    (4.83)    (4.45)    (4.96)        --

 Total distributions                               (4.43)    (5.33)    (4.81)    (5.35)    (0.20)


 NET ASSET VALUE, END OF PERIOD                    $18.24    $28.20    $30.54    $31.38    $33.19


 Total return                                    (22.39)%    11.06%    13.93%    11.57%    15.91%

 Net assets, end of period (in millions)             $563      $772      $924    $1,186    $1,400
 Average net assets for the period (in
     millions)                                       $665      $831    $1,093    $1,323    $1,487
 Ratio of gross expenses to average net
     assets(2)                                      0.82%(3)  0.80%(3)  0.80%(3)  0.79%(3)  0.81%(3)
 Ratio of net expenses to average net assets        0.81%     0.79%     0.79%     0.79%     0.81%
 Ratio of net investment income/(loss) to
     average net assets                             1.65%     1.34%     1.51%     1.05%     1.12%
 Portfolio turnover rate                             112%       59%       62%       44%       50%
-------------------------------------------------------------------------------------------------





(1) Formerly named Janus Small Cap Value Fund.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 1.02% in 2008, 0.97% in 2007, 0.97% in 2006, 0.96% in 2005,
    and 0.99% in 2004 before waiver of certain fees incurred by the Fund.







52  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                                Glossary of investment terms  53

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



54  Janus Investment Fund
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




                                                Glossary of investment terms  55

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




56  Janus Investment Fund

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




                                                Glossary of investment terms  57

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



58  Janus Investment Fund
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




                                                Glossary of investment terms  59

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




60  Janus Investment Fund

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                              February 27, 2009




                              VALUE

                                Perkins Mid Cap Value Fund


                                  (formerly named Janus Mid Cap Value Fund)


                                Perkins Small Cap Value Fund*


                                  (formerly named Janus Small Cap Value Fund)




                              JANUS INVESTMENT FUND
                                 INVESTOR SHARES

                                   Prospectus



    ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.


    *The Fund is closed to new investors. Current investors in the Fund may continue to invest in their Fund account, including reinvestment of any dividends or capital gains distributions. However, once an account is closed, additional investments will not be accepted unless specified criteria are met. The Fund may resume sales of its shares at some future date, but it has no present intention to do so. Refer to the "Shareholders Manual" section of this Prospectus for more details.


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus is for those shareholders investing directly with the Funds.

(JANUS LOGO)




              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund. The Funds are subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              Each Fund currently offers two classes of shares, with only the Investor Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------






  RISK/RETURN SUMMARY
    Perkins Mid Cap Value Fund - Investor Shares......    2
    Perkins Small Cap Value Fund - Investor Shares....    6

  FEES AND EXPENSES...................................   10

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS
    Frequently asked questions about principal
    investment strategies.............................   13
    Risks.............................................   14
    Frequently asked questions about certain risks....   15
    General portfolio policies........................   17

  MANAGEMENT OF THE FUNDS
    Investment adviser................................   23
    Payments to financial intermediaries by Janus
    Capital or its affiliates.........................   23
    Management expenses...............................   24
    Subadviser........................................   27
    Investment personnel..............................   28

  OTHER INFORMATION...................................   30

  DISTRIBUTIONS AND TAXES.............................   33

  SHAREHOLDER'S MANUAL
    Doing business with Janus.........................   38
    Minimum investments...............................   39
    Types of account ownership........................   39
    To open an account or buy shares..................   42
    To exchange shares................................   43
    To sell shares....................................   43
    Excessive trading.................................   48
    Shareholder services and account policies.........   57

  FINANCIAL HIGHLIGHTS................................   61

  GLOSSARY OF INVESTMENT TERMS........................   64






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------



PERKINS MID CAP VALUE FUND



  Perkins Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  PERKINS MID CAP VALUE FUND seeks capital appreciation.



  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $13.8 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For


2  Janus Investment Fund
  more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular




                                                          Risk/return summary  3
  market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Perkins Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Perkins Mid Cap Value Fund - Investor Shares.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Investment Fund

  PERKINS MID CAP VALUE FUND(1) - INVESTOR SHARES



   Annual returns for periods ended 12/31
         21.56%    27.34%    20.52%   (13.09)%   39.33%    18.36%    10.36%    15.25%     7.43%   (27.33)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 21.28%     Worst Quarter:  4th-2008 (19.63)%






                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                       Since Inception
                                                                                     of Predecessor Fund
                                                      1 year    5 years   10 years        (8/12/98)
  Perkins Mid Cap Value Fund(1) - Investor Shares
    Return Before Taxes                              (27.33)%    3.28%     10.26%           11.29%
    Return After Taxes on Distributions              (28.01)%    1.56%      8.54%            9.60%
    Return After Taxes on Distributions and Sale
       of Fund Shares(2)                             (16.92)%    2.60%      8.46%            9.44%
  Russell Midcap(R) Value Index(3)                   (38.44)%    0.33%      4.44%            4.85%
    (reflects no deduction for expenses, fees, or
       taxes)
                                                  ------------------------------------------------------




  (1) Formerly named Janus Mid Cap Value Fund.

  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


  After-tax returns are calculated using distributions for Perkins Mid Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2008; and for Berger Mid Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Perkins Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

PERKINS SMALL CAP VALUE FUND



  Perkins Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.


INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

  PERKINS SMALL CAP VALUE FUND seeks capital appreciation.



  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio managers. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $7 million to $3.3 billion.


  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency




6  Janus Investment Fund
  exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, please refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may




                                                          Risk/return summary  7
  involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Small Cap Value Fund - Investor Shares were transferred to Perkins Small Cap Value Fund - Investor Shares. Berger Small Cap Value Fund - Investor Shares commenced operations on February 14, 1997. The performance information shown prior to April 21, 2003 is for Berger Small Cap Value Fund - Investor Shares, the predecessor to Perkins Small Cap Value Fund - Investor Shares.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Investment Fund

  PERKINS SMALL CAP VALUE FUND(1) - INVESTOR SHARES




   Annual returns for periods ended 12/31
         14.31%    26.82%    20.05%   (15.59)%   36.78%    13.57%     8.90%    12.37%     2.97%   (21.79)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 24.60%      Worst Quarter:  3rd-2002 (22.57)%






                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                       1 year     5 years   10 years
  Perkins Small Cap Value Fund(1) - Investor Shares
    Return Before Taxes                                               (21.79)%      2.28%     8.44%
    Return After Taxes on Distributions                               (23.28)%    (0.47)%     6.23%
    Return After Taxes on Distributions and Sale of Fund Shares(2)    (12.60)%      1.75%     6.88%
  Russell 2000(R) Value Index(3)                                      (28.92)%      0.27%     6.11%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   ---------------------------------




  (1) Formerly named Janus Small Cap Value Fund.

  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for Perkins Small Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2008; and for Berger Small Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Perkins Small Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  9

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Investor Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008.



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The shares of the Funds do not impose sales charges when you buy or sell the Funds' shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




10  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges.................................................................   None
   Redemption fee................................................................   None
   Exchange fee..................................................................   None






------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                           Management     Other      Acquired Fund(4)   Total Annual Fund
                                             Fee(2)    Expenses(3)  Fees and Expenses  Operating Expenses
 Perkins Mid Cap Value Fund(5)(6)
   - Investor Shares                          0.78%       0.29%           0.00%               1.07%
 Perkins Small Cap Value Fund(6)(7)
   - Investor Shares                          0.72%       0.31%           0.00%               1.03%




--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to "Payment of Redemption Proceeds" in this Prospectus.

 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Perkins Mid Cap Value Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period. The fee adjustment for Perkins Small Cap Value Fund will be implemented January 1, 2010.

 (3) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of each Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01% are included in Other Expenses.


 (5) Formerly named Janus Mid Cap Value Fund.


 (6) Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund each pay an investment advisory fee rate that adjusts up or down based on each Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Perkins Mid Cap Value Fund and 0.72% for Perkins Small Cap Value Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 for Perkins Mid Cap Value Fund, will commence January 2010 for Perkins Small Cap Value Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information.


 (7) Formerly named Janus Small Cap Value Fund.

--------------------------------------------------------------------------------




                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 EXAMPLES:
 These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                          1 Year  3 Years  5 Years  10 Years
                                                          ----------------------------------
 Perkins Mid Cap Value Fund(1)(2) - Investor Shares        $109     $340     $590    $1,306
 Perkins Small Cap Value Fund(1)(3) - Investor  Shares     $105     $328     $569    $1,259




--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 (2) Formerly named Janus Mid Cap Value Fund.


 (3) Formerly named Janus Small Cap Value Fund.


--------------------------------------------------------------------------------




12  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR PERKINS MID CAP VALUE FUND?


  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.


2. HOW ARE COMMON STOCKS SELECTED FOR PERKINS SMALL CAP VALUE FUND?


  The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flows, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels

                                   Principal investment strategies and risks  13
  of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.



RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.





14  Janus Investment Fund

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for



                                   Principal investment strategies and risks  15
  securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Perkins Small Cap Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.


2. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic



16  Janus Investment Fund
    issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

4. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash



                                   Principal investment strategies and risks  17
  or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's




18  Janus Investment Fund
  inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




                                   Principal investment strategies and risks  19

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.



  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.


  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."





20  Janus Investment Fund

  SECURITIES LENDING


  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.


  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS


  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand





                                   Principal investment strategies and risks  21
  for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





22  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Perkins is responsible for the day-to-day management of each Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or a combination of sales and assets. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings,


                                                     Management of the Funds  23
  seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you.

MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Funds.



  The following table reflects each Fund's base rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital. The fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.





24  Janus Investment Fund

  Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007 for Perkins Mid Cap Value Fund and will be effective January 2010 for Perkins Small Cap Value Fund. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.



  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                             Actual Investment
                                                                              Advisory Fee (%)
                                                          Performance         (for the fiscal
                                                           Hurdle vs.            year ended
  Fund Name                           Base Fee (%)      Benchmark Index      October 31, 2008)
----------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)           0.64              +/-4.00%                0.78
  Perkins Small Cap Value Fund(2)         0.72              +/-5.50%                0.72(3)
----------------------------------------------------------------------------------------------




  (1) Formerly named Janus Mid Cap Value Fund.


  (2) Formerly named Janus Small Cap Value Fund.


  (3) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.





  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, at www.janus.com.





  For Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, the investment advisory fee is determined by calculating a base fee (shown in the




                                                     Management of the Funds  25
  previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:



  Fund Name                                   Benchmark Index
---------------------------------------------------------------------------
  Perkins Mid Cap Value Fund                  Russell Midcap(R) Value Index
  Perkins Small Cap Value Fund                Russell 2000(R) Value Index





  Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and will apply until January 2010 for Perkins Small Cap Value Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Perkins Mid Cap Value Fund and will begin January 2010 for Perkins Small Cap Value Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index



26  Janus Investment Fund
  does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Investor Shares ("Investor Shares") for the performance measurement period is used to calculate the Fund's Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Investor Shares against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.

  ADMINISTRATIVE SERVICES FEE

  Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of each Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER


  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Funds, and has served in such capacity since each Fund's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of each Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.






                                                     Management of the Funds  27

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.


PERKINS MID CAP VALUE FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Thomas M. Perkins and Jeffrey R. Kautz are responsible for the day-to-day management of the Fund. Mr. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.


    THOMAS M. PERKINS is lead Co-Portfolio Manager of Perkins Mid Cap Value Fund, and was lead Co-Portfolio Manager of the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He holds a Bachelor of Arts degree in History from Harvard University.



    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Perkins Mid Cap Value Fund, and he co-managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.



PERKINS SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Robert H. Perkins and Todd H. Perkins are responsible for the day-to-day management of the Fund. Robert H. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.


    ROBERT H. PERKINS is lead Co-Portfolio Manager of Perkins Small Cap Value Fund, and he co-managed the Fund's predecessor since its inception in 1985. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.





28  Janus Investment Fund

    TODD H. PERKINS is Co-Portfolio Manager of Perkins Small Cap Value Fund. Mr. Perkins has been Co-Portfolio Manager of the Fund since February 2004. He is also Portfolio Manager of other Janus accounts. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                     Management of the Funds  29

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds currently offer two classes of shares. This Prospectus only describes Investor Shares of each Fund, which are available to the general public. However, Perkins Small Cap Value Fund is closed to new investors, although current investors may continue to invest in the Fund as outlined in the Shareholder's Manual. Institutional Shares of each Fund are closed to new investors, and are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information about Institutional Shares, please call 1-800-525-0200.



  CLOSED FUND POLICIES



  A Fund may limit sales of its shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on


30  Janus Investment Fund
  allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as




                                                           Other information  31

  "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.



  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




32  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS


  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.



  DISTRIBUTION SCHEDULE



  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

                                                     Distributions and taxes  33
  increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


DISTRIBUTION OPTIONS

  When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing to the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

  REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

  CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

  REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

  REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

  The Funds reserve the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.




34  Janus Investment Fund

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.


  Distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.



  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to



                                                     Distributions and taxes  35
  shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




36  Janus Investment Fund

                                JANUS VALUE FUNDS



                              Shareholder's Manual




                       This Shareholder's Manual is for those
                       shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------


ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------


AT www.janus.com* YOU CAN:


- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or your complete portfolio
- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929


38  Janus Investment Fund

MINIMUM INVESTMENTS*


  To open a new regular Fund account                                 $2,500
  To open a new UGMA/UTMA account, Coverdell Education Savings
  Account, or a retirement Fund account
    - without an automatic investment program                        $1,000
    - with an automatic investment program of $100 per month         $  500
  To add to any existing type of Fund account                        $  100





  * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, INTECH, and Perkins may open Fund accounts for $100.


  MINIMUM INVESTMENT REQUIREMENTS

  Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

  INDIVIDUAL OR JOINT OWNERSHIP

  Individual accounts are owned by one person. Joint accounts have two or more owners. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  TRUST
  An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the



                                                        Shareholder's manual  39
  application. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  BUSINESS ACCOUNTS

  Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


TAX-DEFERRED ACCOUNTS

  Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.


  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  INVESTING FOR YOUR RETIREMENT


  Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


  TRADITIONAL AND ROTH IRAS

  Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation for tax years 2008 and 2009 with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2008 and 2009. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.





40  Janus Investment Fund

  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRA

  This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a "SEP-IRA") to be set up for each SEP participant. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  PROFIT SHARING OR MONEY PURCHASE PENSION PLANS

  These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


ACCOUNTS FOR THE BENEFIT OF A CHILD

  CUSTODIAL ACCOUNTS (UGMA OR UTMA)

  An UGMA/UTMA account is a custodial account managed for the benefit of a minor. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  COVERDELL EDUCATION SAVINGS ACCOUNT

  This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents.




                                                        Shareholder's manual  41

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

 ALTHOUGH PERKINS SMALL CAP VALUE FUND IS CLOSED TO NEW INVESTORS, IF YOU ARE A CURRENT PERKINS SMALL CAP VALUE FUND SHAREHOLDER, YOU MAY CONTINUE TO PURCHASE FUND SHARES THROUGH YOUR EXISTING FUND ACCOUNTS AND TO REINVEST DIVIDENDS AND CAPITAL GAINS IN SUCH ACCOUNTS.

 ONLINE AT www.janus.com
 -------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 -------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 -------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 -------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
  -------------------------------------------------------------------------
  Note: For more information, refer to "Paying for Shares."




42  Janus Investment Fund

 TO EXCHANGE SHARES                TO SELL SHARES

 REMEMBER THAT PERKINS SMALL CAP VALUE FUND IS CLOSED TO NEW
 INVESTORS. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS
 SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT
 MAKE ADDITIONAL INVESTMENTS IN THE FUND.

 ONLINE AT www.janus.com           ONLINE AT www.janus.com
 -------------------------------   --------------------------------

 - Exchanges may be made online    - Redemptions may be made online
   at www.janus.com.                 at www.janus.com.

 BY TELEPHONE                      BY TELEPHONE
 -------------------------------   --------------------------------

 - Generally all accounts are      - Generally all accounts are
   automatically eligible to         automatically eligible to
   exchange shares by telephone.     sell shares by telephone. To
   To exchange all or a portion      sell all or a portion of your
   of your shares into any other     shares, call Janus
   available Janus fund, call        XpressLine(TM) or a Janus
   Janus XpressLine(TM) or a         representative. The Funds
   Janus representative.             reserve the right to limit
                                     the dollar amount that you
                                     may redeem from your account
                                     by telephone.

 BY MAIL/IN WRITING                BY MAIL/IN WRITING
 -------------------------------   --------------------------------

 - To request an exchange in       - To request a redemption in
   writing, please follow the        writing, please follow the
   instructions in "Written          instructions in "Written
   Instructions."                    Instructions."

 BY SYSTEMATIC EXCHANGE            BY SYSTEMATIC REDEMPTION
 -------------------------------   --------------------------------

 - You determine the amount of     - This program allows you to
   money you would like              sell shares worth a specific
   automatically exchanged from      dollar amount from your Fund
   one Fund account to another       account on a regular basis.
   on any day of the month.
 -------------------------------   --------------------------------

 Note: For more information,        Note: For more information,
       refer to "Exchanges."              refer to "Payment of
                                          Redemption Proceeds."






                                                        Shareholder's manual  43

PAYING FOR SHARES

  Please note the following when purchasing shares:

  - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.

  - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


  - Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.


  - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

  - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

  - Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus



44  Janus Investment Fund

    Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."

  - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

  - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), Janus is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Janus may temporarily limit additional share purchases. In addition, Janus may close an account if they are unable to verify a shareholder's identity. Please contact a Janus representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.


  The Funds have also adopted an identity theft policy ("Red Flag Policy") to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.


EXCHANGES

  Please note the following when exchanging shares:

  - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.




                                                        Shareholder's manual  45

  - You may generally exchange shares of a Fund for shares of any other fund in the Trust.


  - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

  - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


  - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

  - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to




46  Janus Investment Fund
    monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

  - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

  Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.


CLOSED FUND POLICIES - PERKINS SMALL CAP VALUE FUND





  Perkins Small Cap Value Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. Perkins Small Cap Value Fund may resume sales of its shares at some future date, but they have no present intention to do so.


  Investors who meet the following criteria may be able to invest in the Fund:
  (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate



                                                        Shareholder's manual  47
  settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund;
  (vi) sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers; and (vii) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests for purchases into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund is believed to negatively impact existing Fund shareholders.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the



48  Janus Investment Fund
  intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - exchange limitations as described under "Exchanges;"

  - redemption fees (where applicable on certain funds); and

  - fair valuation of securities as described under "Pricing of Fund Shares."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.


  The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.




                                                        Shareholder's manual  49

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.


  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.


  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV



50  Janus Investment Fund

  (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

PAYMENT OF REDEMPTION PROCEEDS

  BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

  - NEXT DAY WIRE TRANSFER - Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.

  - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.




                                                        Shareholder's manual  51

  BY CHECK - Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.



  BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


  GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME AT www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


  THE FUNDS RESERVE THE RIGHT TO POSTPONE PAYMENT OF REDEMPTION PROCEEDS FOR UP TO SEVEN CALENDAR DAYS. ADDITIONALLY, THE RIGHT TO REQUIRE THE FUNDS TO REDEEM THEIR SHARES MAY BE SUSPENDED, OR THE DATE OF PAYMENT MAY BE POSTPONED BEYOND SEVEN CALENDAR DAYS, WHENEVER: (I) TRADING ON THE NYSE IS RESTRICTED, AS DETERMINED BY THE SEC, OR THE NYSE IS CLOSED (EXCEPT FOR HOLIDAYS AND WEEKENDS); (II) THE SEC PERMITS SUCH SUSPENSION AND SO ORDERS; OR (III) AN EMERGENCY EXISTS AS DETERMINED BY THE SEC SO THAT DISPOSAL OF SECURITIES OR DETERMINATION OF NAV IS NOT REASONABLY PRACTICABLE.


  Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

  * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS


  To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:


  - the name of the Janus fund(s) being redeemed or exchanged;
  - the account number(s);
  - the amount of money or number of shares being redeemed or exchanged;
  - the name(s) on the account;




52  Janus Investment Fund

  - the signature(s) of all registered account owners (refer to account application for signature requirements); and
  - your daytime telephone number.

SIGNATURE GUARANTEE

  A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

  - You request a redemption by check above a certain dollar amount.
  - You would like a check made payable to anyone other than the shareholder(s) of record.
  - You would like a check mailed to an address that has been changed within 10 days of the redemption request.
  - You would like a check mailed to an address other than the address of record.
  - You would like your redemption proceeds sent to a bank account other than a bank account of record.

  THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

  A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

  - It does not appear valid or in good form.
  - The transaction amount exceeds the surety bond limit of the signature guarantee.
  - The guarantee stamp has been reported as stolen, missing, or counterfeit.

  HOW TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

  If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected




                                                        Shareholder's manual  53
  from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

PRICING OF FUND SHARES

  NAV DETERMINATION




  The per share NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's shares.


  All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agents.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign



54  Janus Investment Fund
  equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  POLICIES IN RELATION TO TRANSACTIONS

  EXCHANGES - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

  OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive the NAV calculated at that time. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are



                                                        Shareholder's manual  55
  designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each fund at www.janus.com.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.





56  Janus Investment Fund

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

  TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

  You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.


  A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services. Perkins Small Cap Value Fund is closed to new investors. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Manual" section of this Prospectus.


  TAXPAYER IDENTIFICATION NUMBER

  On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

  INVOLUNTARY REDEMPTIONS

  The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.




                                                        Shareholder's manual  57

  ONLINE AND TELEPHONE TRANSACTIONS

  You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

  Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

  Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(C), or sending written instructions.

  DISTRIBUTIONS

  Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.

  If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

  TEMPORARY SUSPENSION OF SERVICES


  The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar





58  Janus Investment Fund
  days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.


  ADDRESS CHANGES

  For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

  REGISTRATION CHANGES

  To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

  BANK ACCOUNT CHANGES

  For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

  STATEMENTS, REPORTS, AND PROSPECTUSES


  We will send you quarterly confirmations of all transactions. You may elect at www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, at www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic or non-direct deposit transaction. If you have not elected to receive online statements,




                                                        Shareholder's manual  59
  your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.

  The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically at www.janus.com.

  Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty
  (30) days after the Funds receive your instructions.




60  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information and is available, without charge, at www.janus.com, or by contacting Janus at 1-800-525-3713.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).



                                                        Financial highlights  61

PERKINS MID CAP VALUE FUND(1) - INVESTOR SHARES
------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31
                                                              2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $26.56    $24.87    $23.24    $22.22    $18.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.29      0.32      0.37      0.14      0.10
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (7.09)      3.30      3.33      2.89      3.28

 Total from investment operations                             (6.80)      3.62      3.70      3.03      3.38

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.40)    (0.31)    (0.24)    (0.08)    (0.10)
 Distributions from capital gains                             (2.73)    (1.62)    (1.83)    (1.93)        --

 Total distributions                                          (3.13)    (1.93)    (2.07)    (2.01)    (0.10)


 NET ASSET VALUE, END OF PERIOD                               $16.63    $26.56    $24.87    $23.24    $22.22


 Total return                                               (28.59)%    15.38%    16.88%    14.26%    17.92%

 Net assets, end of period (in millions)                      $5,170    $5,892    $5,181    $4,188    $2,979
 Average net assets for the period (in millions)              $6,009    $5,710    $4,807    $3,797    $2,245
 Ratio of gross expenses to average net assets(2)              1.07%     0.86%     0.93%     0.93%     0.94%
 Ratio of net expenses to average net assets                   1.06%     0.85%     0.93%     0.92%     0.94%
 Ratio of net investment income/(loss) to average net
     assets                                                    1.47%     1.49%     1.69%     0.67%     0.56%
 Portfolio turnover rate                                        103%       95%       95%       86%       91%
------------------------------------------------------------------------------------------------------------




(1) Formerly named Janus Mid Cap Value Fund.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





62  Janus Investment Fund

PERKINS SMALL CAP VALUE FUND(1) - INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                          2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                     $27.90    $30.29    $31.16    $32.98    $28.63

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                               0.32      0.32      0.39      0.29      0.31
 Net gain/(loss) on securities (both realized and
     unrealized)                                          (5.83)      2.57      3.49      3.16      4.16

 Total from investment operations                         (5.51)      2.89      3.88      3.45      4.47

 LESS DISTRIBUTIONS:
 Dividends from net investment income                     (0.33)    (0.45)    (0.30)    (0.31)    (0.12)
 Distributions from capital gains                         (4.08)    (4.83)    (4.45)    (4.96)        --

 Total distributions                                      (4.41)    (5.28)    (4.75)    (5.27)    (0.12)


 NET ASSET VALUE, END OF PERIOD                           $17.98    $27.90    $30.29    $31.16    $32.98


 Total return                                           (22.57)%    10.77%    13.71%    11.34%    15.65%

 Net assets, end of period (in millions)                    $503      $814    $1,153    $1,338    $1,481
 Average net assets for the period (in millions)            $662      $974    $1,260    $1,440    $1,630
 Ratio of gross expenses to average net assets(2)          1.03%     1.01%     1.01%     1.00%     1.02%
 Ratio of net expenses to average net assets               1.03%     1.00%     1.00%     0.99%     1.02%
 Ratio of net investment income/(loss) to average net
     assets                                                1.44%     1.13%     1.26%     0.84%     0.91%
 Portfolio turnover rate                                    112%       59%       62%       44%       50%
--------------------------------------------------------------------------------------------------------





(1) Formerly named Janus Small Cap Value Fund.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.





                                                        Financial highlights  63

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


64  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



                                                Glossary of investment terms  65
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




66  Janus Investment Fund

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




                                                Glossary of investment terms  67

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




68  Janus Investment Fund

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



                                                Glossary of investment terms  69
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.


  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.


  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




70  Janus Investment Fund

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  71

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-525-3713


            The Trust's Investment Company Act File No. is 811-1879.

                            February 27, 2009



                            BOND
                              Janus Flexible Bond Fund
                              Janus High-Yield Fund
                              Janus Short-Term Bond Fund

                            GROWTH & CORE
                              Janus Balanced Fund
                              Janus Contrarian Fund
                              Janus Enterprise Fund
                              Janus Fund
                              Janus Growth and Income Fund
                              Janus Orion Fund

                              Janus Research Core Fund


                                (formerly named Janus Fundamental Equity Fund)

                              Janus Research Fund
                              Janus Triton Fund
                              Janus Twenty Fund*
                              Janus Venture Fund*


                            INTERNATIONAL & GLOBAL

                              Janus Global Life Sciences Fund

                              Janus Global Opportunities Fund
                              Janus Global Research Fund

                              Janus Global Technology Fund


                              Janus Overseas Fund

                              Janus Worldwide Fund

                            RISK-MANAGED

                              INTECH Risk-Managed Core Fund


                                (formerly named INTECH Risk-Managed Stock Fund)


                            VALUE

                              Perkins Mid Cap Value Fund - Investor Shares


                                (formerly named Janus Mid Cap Value Fund)


                              Perkins Small Cap Value Fund - Investor Shares*


                                (formerly named Janus Small Cap Value Fund)





                              JANUS INVESTMENT FUND
                           JANUS EQUITY AND BOND FUNDS

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day-to-day operations of certain Funds. The name changes for Janus Research Core Fund and INTECH Risk-Managed Core Fund were effective February 27, 2009.



    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 27, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust at www.janus.com, by calling 1-877-335-2687, or by writing the Funds at the address shown on the back of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, at www.janus.com, by calling 1-877-335-2687, or by writing the Funds at the address shown on the back cover of this SAI.


     * These Funds are closed to new investors. However, current investors may continue to invest in their Fund accounts and/or may open new Fund accounts. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Refer to the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses for more details.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------





Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser and Subadvisers............................................    32

Custodian, Transfer Agent, and Certain Affiliations...........................    53

Portfolio Transactions and Brokerage..........................................    54

Trustees and Officers.........................................................    58

Purchase of Shares............................................................    72
  Net Asset Value Determination...............................................    72
  Reinvestment of Dividends and Distributions.................................    73

Redemption of Shares..........................................................    74

Shareholder Accounts..........................................................    75
  Online and Telephone Transactions...........................................    75
  Systematic Redemptions......................................................    75

Tax-Deferred Accounts.........................................................    76

Income Dividends, Capital Gains Distributions, and Tax Status.................    77

Principal Shareholders........................................................    79

Miscellaneous Information.....................................................    81
  Shares of the Trust.........................................................    81
  Shareholder Meetings........................................................    81
  Voting Rights...............................................................    81
  Master/Feeder Option........................................................    82
  Independent Registered Public Accounting Firm...............................    82
  Registration Statement......................................................    82

Financial Statements..........................................................    83

Appendix A....................................................................    84
  Explanation of Rating Categories............................................    84

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about 23 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.


  EQUITY FUNDS. Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund are referred to collectively in this SAI as the "Equity Funds."


  BOND FUNDS. Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION


  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Janus Contrarian Fund, Janus Orion Fund, Janus Twenty Fund, and Janus Global Opportunities Fund are classified as nondiversified. Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund are classified as diversified.


SUBADVISERS


  FUND SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Core Fund.



  FUNDS SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


  The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.


  (1) With respect to 75% of its total assets, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if:
  (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that Janus Global Life Sciences Fund may invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.

  (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

  (3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

  JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, Janus Short-Term Bond Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

  JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund will normally be invested in fixed-income senior securities.

  JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. Janus Global Life Sciences Fund does not have a policy to concentrate in any industry other than those listed above.

INVESTMENT STRATEGIES AND RISKS

Diversification


  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

  As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")


  INTECH Risk-Managed Core Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies, or its normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.


Illiquid Investments


  Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").


  If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

  Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of a Fund's total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending


  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.


Foreign Securities


  Within the parameters of its specific investment policies, each Fund, including INTECH Risk-Managed Core Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds, particularly Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Janus Contrarian Fund, Janus Growth and Income Fund, Janus Orion Fund, and Janus Research Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

  Each Fund, with the exception of INTECH Risk-Managed Core Fund, may engage in "short sales against the box." This technique involves either selling short a security that a Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

  Each Fund, with the exception of INTECH Risk-Managed Core Fund, may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

  The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Fund's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities


  Within the parameters of its specific investment policies, each Fund, with the exception of INTECH Risk-Managed Core Fund, may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Funds, with the exception of INTECH Risk-Managed Core Fund, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae

  Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.


  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.


  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.


  The Funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Funds, with the exception of INTECH Risk-Managed Core Fund, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities


  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Funds and the money market funds or other funds or investment vehicles in which the Funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the money market funds and other funds.


  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Fund, including INTECH Risk-Managed Core Fund to the extent that it may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each Fund, particularly Janus Flexible Bond Fund, Janus Short-Term Bond Fund, and Janus Balanced Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration,Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The Funds, with the exception of INTECH Risk-Managed Core Fund, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the Funds, with the exception of INTECH Risk-Managed Core Fund, may purchase include, but are not limited to, the following types of securities:


  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.


  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the Funds may invest in REITs.

  REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.


  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.


Mortgage Dollar Rolls

  The Bond Funds also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program;
  (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.


Bank Loans and Floating Rate Loans


  Janus Balanced Fund and the Bond Funds (no more than 20% of each Fund's total assets), may invest in bank loans which include institutionally traded floating rate securities.


  Floating rate loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing. The Funds generally invest in floating rate loans by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.




  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender.

  Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund's NAV.

  In the cases of a Fund's investments in floating rate loans through participation interests, a Fund may be more susceptible to the risks of the financial services industries. A Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to a Fund, the Fund may be subject to loss of income and/or principal. Additionally, a Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which a Fund may have to enforce its rights may not have the same interests as the Fund. The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

  HOW FLOATING RATE LOANS ARE ARRANGED
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. The borrower compensates the agent for its services (which may include structuring the loan, funding the loan, and other continuing services). In larger transactions, there may be several agents. The borrower enters into a loan agreement with the lender or lending syndicate. In a typical floating rate loan arrangement, an agent may administer the loan agreement and may be responsible for the collection of all interest, principal, and fee payments from the borrower. Upon any default, the agent may enforce the terms of the loan following instruction from the lenders.

  In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as a Fund, and the agent may determine to waive certain covenants contained in the loan agreement that a Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, a Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments.

  While the Funds generally expect to invest in fully funded term loans, certain of the senior loans in which the Funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, a Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where a Fund invests in revolving loans and delayed draw term loans, the Fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Fund than investments in senior floating rate loans. Loans involving revolving credit facilities or delayed terms may require a Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

  Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect a Fund's return.

  Floating rate loan transactions may include agents and other intermediate participants who are generally in the financial services industry. Such parties are typically banks, insurance companies, finance companies, and other financial institutions. While the Funds consider the borrower as the issuer of a floating rate loan in most transactions, a Fund may be subject to the risks associated with the financial services sector. Companies in the financial services sector may be more susceptible to economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy, governmental regulations concerning those industries, capital raising activities, and fluctuations in the financial markets.

  INTEREST RATE BENCHMARKS
  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically.

  If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. A Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

  COLLATERAL
  Senior floating rate loans generally hold a senior position in the capital structure of a borrower. The senior position in the borrower's capital structure generally gives holders of senior loans a claim to certain of the borrower's assets that is senior to subordinated debt, preferred stock, and common stock in the case of a borrower's default.

  Collateral might include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees by or securities of affiliates of the borrower. In certain cases, collateral may consist solely of securities of the borrower. For a Fund's secured or collateralized investments, lenders may have difficulty liquidating collateral, the collateral might decline in value or be insufficient, or the collateral might be set aside in a court proceeding such as a bankruptcy proceeding. There may be many claims by other lenders against the same collateral.

  Additionally, most borrowers pay debts from generated cash flow. If the borrower's cash flow is insufficient to pay its debts, it may seek to restructure the terms of the loan rather than sell collateral. Such restructuring may be in the form of bankruptcy protection or a negotiated work-out. In the event of such restructurings, a Fund may not recover the full amount of interest and principal due, which in turn would negatively affect the Fund's returns.

  The Funds may also invest in senior and junior subordinated debt and unsecured loans, which may have a higher risk of loss, as there may be little or no collateral on which a lender can foreclose.

  CONDITION OF BORROWERS IN FLOATING RATE LOAN ARRANGEMENTS

  Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. Companies involved in recapitalizations, acquisitions, or refinancing are often borrowers in floating rate loan arrangements.


  The Funds may acquire interests in floating rate loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of assets or longer term financing. Bridge loans involve the risk that the borrower will be unable to secure other financing to replace the bridge loan, which may impair the borrower's creditworthiness and affect the value of a Fund's investment in such loan.

  CREDIT ANALYSIS
  Each Fund's portfolio managers and/or investment personnel perform credit analysis on the borrower but typically do not perform credit analysis on the agent or other intermediate participants.

  To the extent that intermediate participants such as financial institutions become subject to regulations that impact the ability of such financial institutions to make senior floating rate loans, the availability of such loans for investment may become limited. Further, legislation or regulation could depress the market value of such loans.

  The Funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place a Fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as a Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.



  TRADING OF FLOATING RATE LOANS AND SUPPLY OF FLOATING RATE LOANS

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. Therefore, a Fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer, and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  OTHER FLOATING RATE SECURITIES
  The Funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, Janus Flexible Bond Fund, Janus Short-Term Bond Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund may invest 35% or less of each Fund's net assets in such bonds. Under normal circumstances, Janus Contrarian Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund may invest 20% or less of each Fund's net assets in such bonds. INTECH Risk-Managed Core Fund does not intend to invest in high-yield/high-risk bonds.


  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds may be included in any Fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Fund may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

  The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  A Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.


  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.


  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.


  FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

  The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


  The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  With the exception of INTECH Risk-Managed Core Fund, if a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund's interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.


  OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.



  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of INTECH Risk-Managed Core Fund, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


  The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").


  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

  In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of INTECH Risk-Managed Core Fund, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

  The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


  EURODOLLAR INSTRUMENTS. Each Fund, with the exception of INTECH Risk-Managed Core Fund, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.


  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.



  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.



  A put option written by a Fund is "covered" if that Fund segregates cash or other liquid assets with the Funds' custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A put option is also deemed to be "covered" if a Fund holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.

  A call option written by a Fund is "covered" if that Fund segregates cash or other liquid assets with the Funds' custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A written call option is also "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be "covered" if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held:
  (i) is equal to or less than the exercise price of the call written; or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.





  A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.



  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.


  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both;
  (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

  A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

  The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The Funds may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.


  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, a Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty.



  A Fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.


  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to a Fund.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.


  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.



  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.


PORTFOLIO TURNOVER


  Portfolio turnover rates for the fiscal years ended October 31, 2008 and October 31, 2007 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Fund's portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.




                                                       Portfolio Turnover Rate for     Portfolio Turnover Rate for
                                                          the fiscal year ended           the fiscal year ended
Fund Name                                                    October 31, 2008                October 31, 2007
------------------------------------------------------------------------------------------------------------------
BOND
  Janus Flexible Bond Fund                                         185%                            140%(1)
  Janus High-Yield Fund                                            109%                            114%
  Janus Short-Term Bond Fund                                       127%                            130%
GROWTH & CORE
  Janus Balanced Fund                                              109%(2)                          60%
  Janus Contrarian Fund                                             52%                             28%
  Janus Enterprise Fund                                             69%                             32%
  Janus Fund                                                        95%(2)                          32%
  Janus Growth and Income Fund                                      76%                             54%
  Janus Orion Fund                                                 144%(3)                          24%
  Janus Research Core Fund(4)                                      157%(3)                          33%
  Janus Research Fund                                              102%(2)                          72%
  Janus Triton Fund                                                 88%                             93%
  Janus Twenty Fund                                                 42%                             20%

                                                       Portfolio Turnover Rate for     Portfolio Turnover Rate for
                                                          the fiscal year ended           the fiscal year ended
Fund Name                                                    October 31, 2008                October 31, 2007
------------------------------------------------------------------------------------------------------------------
  Janus Venture Fund                                                31%                             57%
INTERNATIONAL & GLOBAL
  Janus Global Life Sciences Fund                                   81%                             61%
  Janus Global Opportunities Fund                                   18%                             14%
  Janus Global Research Fund                                        95%(2)                          72%
  Janus Global Technology Fund                                      90%(2)                          57%
  Janus Overseas Fund                                               50%                             51%
  Janus Worldwide Fund                                              16%                             27%
RISK-MANAGED
  INTECH Risk-Managed Core Fund(5)                                  74%                            109%
VALUE
  Perkins Mid Cap Value Fund(6)                                    103%                             95%
  Perkins Small Cap Value Fund(7)                                  112%(2)                          59%






(1) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007.


(2) The increase in portfolio turnover rate is due to changes in the portfolio in response to changing market conditions and fluctuating shareholder transactions.


(3) The increase in the portfolio turnover rate was partially due to a restructuring of the Fund's portfolio as a result of a change in portfolio management.


(4) Formerly named Janus Fundamental Equity Fund.


(5) Formerly named INTECH Risk-Managed Stock Fund.


(6) Formerly named Janus Mid Cap Value Fund.


(7) Formerly named Janus Small Cap Value Fund.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of funds subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each Fund at www.janus.com.


  - TOP HOLDINGS. Each Fund's (with the exception of funds subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY            LAG TIME
   ----                                       ---------            --------
   ACA Compliance Group                       As needed            Current
   Bowne & Company Inc.                       Daily                Current
   Brockhouse & Cooper Inc.                   Quarterly            Current
   Brown Brothers Harriman & Co.              Daily                Current
   Callan Associates Inc.                     As needed            Current
   Cambridge Associates LLC                   Quarterly            Current
   Charles River Systems, Inc.                As needed            Current
   Charles Schwab & Co., Inc.                 As needed            Current
   Citibank, N.A.                             Daily                Current
   CMS BondEdge                               As needed            Current
   Consulting Services Group, LLC             As needed            Current
   Deloitte & Touche LLP                      As needed            Current
   Deloitte Tax LLP                           As needed            Current
   Dresdner Bank, AG New York Branch          As needed            Current
   Eagle Investment Systems Corp.             As needed            Current
   Eaton Vance Management                     As needed            Current
   Ernst & Young LLP                          As needed            Current
   Ennis, Knupp & Associates, Inc.            As needed            Current
   FactSet Research Systems, Inc.             As needed            Current
   Financial Models Company, Inc.             As needed            Current
   FT Interactive Data Corporation            Daily                Current

   NAME                                       FREQUENCY            LAG TIME
   ----                                       ---------            --------
   Institutional Shareholder Services, Inc.   Daily                Current
   International Data Corporation             Daily                Current
   Investment Technology Group, Inc.          Daily                Current
   Jeffrey Slocum & Associates, Inc.          As needed            Current
   Lehman Brothers Inc.                       Daily                Current
   Marco Consulting Group, Inc.               Monthly              Current
   Marquette Associates                       As needed            Current
   Markit Loans, Inc.                         Daily                Current
   Mercer Investment Consulting, Inc.         As needed            Current
   Merrill Communications LLC                 Semi-annually        5 days
   Moody's Investors Service Inc.             Weekly               7 days or more
   New England Pension Consultants            Monthly              Current
   Omgeo LLC                                  Daily                Current
   PricewaterhouseCoopers LLP                 As needed            Current
   Prima Capital Management, Inc.             Quarterly            15 days
   R.V. Kuhns & Associates                    As needed            Current
   Reuters America Inc.                       Daily                Current
   Rocaton Investment Advisors, LLC           As needed            Current
   Rogerscasey, Inc.                          Quarterly            Current
   Russell/Mellon Analytical Services, LLC    Monthly              Current
   Sapient Corporation                        As needed            Current
   SEI Investments                            As needed            Current
   SimCorp USA, Inc.                          As needed            Current
   Standard & Poor's                          Daily                Current
   Standard & Poor's Financial Services       Weekly               2 days or more
   Standard & Poor's Securities Evaluation    Daily                Current
   State Street Bank and Trust Company        Daily                Current
   Stratford Advisory Group, Inc.             As needed            Current
   Summit Strategies Group                    Monthly; Quarterly   Current
   The Yield Book Inc.                        Daily                Current
   Tower Investment                           As needed            30 days
   Wachovia Securities LLC                    As needed            Current
   Wall Street On Demand, Inc.                Monthly; Quarterly   30 days; 15 days
   Wilshire Associates Incorporated           As needed            Current
   Yanni Partners, Inc.                       Quarterly            Current
   Zephyr Associates, Inc.                    Quarterly            Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Trustees' approval of the Funds' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge at www.janus.com or by contacting a Janus representative at 1-877-335-2687.



  The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under "Average Daily Net Assets of Fund." Funds that pay a fee that may adjust up or down based on the Fund's performance relative to its benchmark index over the performance measurement period have "N/A" in the "Average Daily Net Assets of Fund" column below. The following table also reflects the Funds' contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Funds that have a performance fee structure.


                                                                                          Contractual
                                                                                      Investment Advisory
                                                                   Average Daily Net   Fees/Base Fees (%)
Fund Name                                                           Assets of Fund       (annual rate)
---------------------------------------------------------------------------------------------------------
BOND
  Janus Flexible Bond Fund                                        First $300 Million          0.58
                                                                   Over $300 Million          0.48
  Janus High-Yield Fund                                           First $300 Million          0.65
                                                                   Over $300 Million          0.55
  Janus Short-Term Bond Fund                                      First $300 Million          0.64
                                                                   Over $300 Million          0.54

                                                                                          Contractual
                                                                                      Investment Advisory
                                                                   Average Daily Net   Fees/Base Fees (%)
Fund Name                                                           Assets of Fund       (annual rate)
---------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Janus Balanced Fund                                              All Asset Levels           0.55
  Janus Contrarian Fund                                                   N/A                 0.64
  Janus Enterprise Fund                                            All Asset Levels           0.64
  Janus Fund                                                       All Asset Levels           0.64
  Janus Growth and Income Fund                                     All Asset Levels           0.62
  Janus Orion Fund                                                 All Asset Levels           0.64
  Janus Research Core Fund(1)                                      All Asset Levels           0.60
  Janus Research Fund                                                     N/A                 0.64
  Janus Triton Fund                                                All Asset Levels           0.64
  Janus Twenty Fund                                                All Asset Levels           0.64
  Janus Venture Fund                                               All Asset Levels           0.64
INTERNATIONAL & GLOBAL
  Janus Global Life Sciences Fund                                  All Asset Levels           0.64
  Janus Global Opportunities Fund                                  All Asset Levels           0.64
  Janus Global Research Fund                                              N/A                 0.64
  Janus Global Technology Fund                                     All Asset Levels           0.64
  Janus Overseas Fund                                              All Asset Levels           0.64
  Janus Worldwide Fund                                                    N/A                 0.60
RISK-MANAGED
  INTECH Risk-Managed Core Fund(2)                                        N/A                 0.50
VALUE
  Perkins Mid Cap Value Fund(3)                                           N/A                 0.64
  Perkins Small Cap Value Fund(4)                                         N/A                 0.72





(1) Formerly named Janus Fundamental Equity Fund.


(2) Formerly named INTECH Risk-Managed Stock Fund.




(3) Formerly named Janus Mid Cap Value Fund.


(4) Formerly named Janus Small Cap Value Fund.


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE


  APPLIES TO JANUS GLOBAL RESEARCH FUND, INTECH RISK-MANAGED CORE FUND, JANUS CONTRARIAN FUND, JANUS RESEARCH FUND, JANUS WORLDWIDE FUND, PERKINS MID CAP VALUE FUND, AND PERKINS SMALL CAP VALUE FUND ONLY



  Effective on the dates shown below, each of Janus Global Research Fund, INTECH Risk-Managed Core Fund, Janus Contrarian Fund, Janus Research Fund, Janus Worldwide Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.



                                                                  Effective Date of      Effective Date of
                                                                   Performance Fee        First Adjustment
  Fund Name                                                          Arrangement          to Advisory Fee
  --------------------------------------------------------------------------------------------------------
  Janus Global Research Fund                                           01/01/06               01/01/07
  INTECH Risk-Managed Core Fund(1)                                     01/01/06               01/01/07
  Janus Contrarian Fund                                                02/01/06               02/01/07
  Janus Research Fund                                                  02/01/06               02/01/07
  Janus Worldwide Fund                                                 02/01/06               02/01/07
  Perkins Mid Cap Value Fund(2)                                        02/01/06               02/01/07
  Perkins Small Cap Value Fund(3)                                      01/01/09               01/01/10






  (1) Formerly named INTECH Risk-Managed Stock Fund.


  (2) Formerly named Janus Mid Cap Value Fund.




  (3) Formerly named Janus Small Cap Value Fund.


  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index.


  The investment performance of Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's Investor Shares ("Investor Shares") is used for purposes of calculating Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's Performance Adjustment. For the Funds other than Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Investor Shares for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, or the oldest class of shares for the other Funds, against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.



  The Trustees may determine that a class of shares of a Fund other than Investor Shares for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund or the oldest class of shares for the other Funds is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.


  The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

  Effective January 1, 2007, the MSCI World Growth Index became Janus Global Research Fund's benchmark index for purposes of measuring the Fund's performance and calculating the Performance Adjustment to the investment advisory fee paid by the Fund to Janus Capital. However, because the Fund's Performance Adjustment is based upon a rolling 36-month performance measurement period, comparisons to the MSCI World Growth Index will not be fully implemented for 36 months after January 1, 2007. During this transition period, the Fund's returns will be compared to a blended index return that reflects a measurement of the Fund's performance relative to the Russell 1000(R) Index, the Fund's prior benchmark index, for the portion of the performance measurement period prior to January 1, 2007, and a measurement of the Fund's performance relative to the performance of the MSCI World Growth Index for the remainder of the period. For periods following the first full 36-month performance measuring period, the performance measurement period will reflect one less month of Performance Adjustment to the Russell 1000(R) Index. At the conclusion of the transition period, the Russell 1000(R) Index will be eliminated from the Performance Adjustment calculation, and the calculation will include only the Fund's performance relative to the MSCI World Growth Index.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

  Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

  The Base Fee would be computed as follows:

  $200 million x 0.60% / 12 = $100,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Fund.

  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

  The Base Fee would be computed as follows:

  $800 million x 0.60% / 12 = $400,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

  The Base Fee for each Fund and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:


                                                                                                  Base Fee(%)
  Fund Name                                                   Benchmark Index                    (annual rate)
  ------------------------------------------------------------------------------------------------------------
  Janus Global Research Fund                                  MSCI World Growth Index(1)              0.64
  INTECH Risk-Managed Core Fund(2)                            S&P 500(R) Index(3)                     0.50(4)
  Janus Contrarian Fund                                       S&P 500(R) Index(3)                     0.64
  Janus Research Fund                                         Russell 1000(R) Growth Index(5)         0.64
  Janus Worldwide Fund                                        MSCI World Index(SM)(6)                 0.60
  Perkins Mid Cap Value Fund(7)                               Russell Midcap(R) Value Index(8)        0.64(9)
  Perkins Small Cap Value Fund(10)                            Russell 2000(R) Value Index(11)         0.72(9)




   (1) As previously discussed, effective January 1, 2007, Janus Global Research Fund's benchmark index changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the Performance Adjustment. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.


   (2) Formerly named INTECH Risk-Managed Stock Fund.

   (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

   (4) Janus Capital pays INTECH, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. Effective, January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Fund's annual average daily net assets to a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period.

   (5) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

   (6) The MSCI World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


   (7) Formerly named Janus Mid Cap Value Fund.


   (8) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


   (9) Effective January 1, 2009, Janus Capital pays Perkins, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and Perkins. Under this Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period.


  (10) Formerly named Janus Small Cap Value Fund.


  (11) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

  The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended October 31, 2008 are shown below:



  Fund Name                                                                 Net Assets (millions)
  -----------------------------------------------------------------------------------------------
  Janus Global Research Fund                                                        $  167
  INTECH Risk-Managed Core Fund(1)                                                  $  247
  Janus Contrarian Fund                                                             $3,928
  Janus Research Fund                                                               $2,591
  Janus Worldwide Fund                                                              $2,045
  Perkins Mid Cap Value Fund(2))                                                    $5,536
  Perkins Small Cap Value Fund(3)                                                   $1,067





  (1) Formerly named INTECH Risk-Managed Stock Fund.


  (2) Formerly named Janus Mid Cap Value Fund.


  (3) Formerly named Janus Small Cap Value Fund.


  EXAMPLES: JANUS GLOBAL RESEARCH FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark indices by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the Russell 1000(R) Index (for periods prior to January 1, 2007) and the MSCI World Growth Index (for periods commencing January 1, 2007). The sum of the percentage changes in these two benchmark indices is used for purposes of calculating the Performance Adjustment.

  Example 1: Fund Outperforms Its Benchmark Indices By 6%

  If the Fund has outperformed the indices by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of 0.15%              1/12th of 0.79%


  Example 2: Fund Performance Tracks Its Benchmark Indices

  If the Fund performance has tracked the performance of the indices during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                      0.00                   1/12th of 0.64%


  Example 3: Fund Underperforms Its Benchmark Indices By 6%

  If the Fund has underperformed the indices by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of -0.15%             1/12th of 0.49%



  EXAMPLES: INTECH RISK-MANAGED CORE FUND


  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period.

  The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the S&P 500(R) Index.

  Example 1: Fund Outperforms Its Benchmark Index By 4%

  If the Fund has outperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                                1/12th of 0.15%              1/12th of 0.65%


  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                                      0.00                   1/12th of 0.50%



  Example 3: Fund Underperforms Its Benchmark Index By 4%

  If the Fund has underperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                                1/12th of -0.15%             1/12th of 0.35%




  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of INTECH Risk-Managed Core Fund, and INTECH, Janus Capital pays INTECH a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to INTECH will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on INTECH Risk-Managed Core Fund's performance relative to the S&P 500(R) Index.


  EXAMPLES: JANUS CONTRARIAN FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the S&P 500(R) Index.

  Example 1: Fund Outperforms Its Benchmark Index By 7%

  If the Fund has outperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of 0.15%              1/12th of 0.79%


  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                      0.00                   1/12th of 0.64%

  Example 3: Fund Underperforms Its Benchmark Index By 7%

  If the Fund has underperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of -0.15%             1/12th of 0.49%



  EXAMPLES: JANUS RESEARCH FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the Russell 1000(R) Growth Index.

  Example 1: Fund Outperforms Its Benchmark Index By 5%

  If the Fund has outperformed the Russell 1000(R) Growth Index by 5% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of 0.15%              1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell 1000(R) Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                      0.00                   1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Index By 5%

  If the Fund has underperformed the Russell 1000(R) Growth Index by 5% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of -0.15%             1/12th of 0.49%



  EXAMPLES: JANUS WORLDWIDE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the MSCI World Index(SM).

  Example 1: Fund Outperforms Its Benchmark Index By 6%

  If the Fund has outperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                1/12th of 0.15%              1/12th of 0.75%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                      0.00                   1/12th of 0.60%

  Example 3: Fund Underperforms Its Benchmark Index By 6%

  If the Fund has underperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                1/12th of -0.15%             1/12th of 0.45%




  EXAMPLES: PERKINS MID CAP VALUE FUND


  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Investor Shares compared to the investment record of the Russell Midcap(R) Value Index.

  Example 1: Fund Outperforms Its Benchmark Index By 4%

  If the Fund has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of 0.15%              1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                      0.00                   1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Index By 4%

  If the Fund has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of -0.15%             1/12th of 0.49%




  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Mid Cap Value Fund, and Perkins, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Mid Cap Value Fund's Investor Shares' performance relative to the Russell Midcap(R) Value Index over the performance measurement period.



  EXAMPLES: PERKINS SMALL CAP VALUE FUND



  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Investor Shares compared to the investment record of the Russell 2000(R) Value Index.



  Example 1: Fund Outperforms Its Benchmark Index By 5.50%



  If the Fund has outperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                1/12th of 0.15%              1/12th of 0.87%

  Example 2:  Fund Performance Tracks Its Benchmark Index



  If the Fund performance has tracked the performance of the Russell 2000(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                      0.00                   1/12th of 0.72%




  Example 3: Fund Underperforms Its Benchmark Index By 5.50%



  If the Fund has underperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                1/12th of -0.15%             1/12th of 0.57%




  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Small Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee otherwise paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Small Cap Value Fund's Investor Shares' performance relative to the Russell 2000(R) Value Index.



  EXPENSE LIMITATIONS



  Janus Capital agreed by contract to waive the advisory fee payable by certain Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of the Funds, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least March 1, 2010.



                                                                                 Expense Limit
Fund Name                                                                       Percentage (%)
----------------------------------------------------------------------------------------------
BOND
  Janus Flexible Bond Fund                                                           0.93
  Janus High-Yield Fund                                                              0.90
  Janus Short-Term Bond Fund                                                         0.64
GROWTH & CORE
  Janus Triton Fund                                                                  1.25
INTERNATIONAL & GLOBAL
  Janus Global Research Fund                                                         1.25(1)




(1) Effective January 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index over the performance measurement period. Any adjustment to this fee rate commenced January 2007. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, the Fund's expense limit will be in effect until March 1, 2010.

  The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods ended October
  31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown.



                                                  2008                          2007                          2006
                                      ---------------------------   ---------------------------   ----------------------------
Fund Name                             Advisory Fees     (Waivers)   Advisory Fees     (Waivers)   Advisory Fees     (Waivers)
------------------------------------------------------------------------------------------------------------------------------
BOND
  Janus Flexible Bond Fund             $ 4,367,518             --    $ 3,916,059             --    $ 4,269,903              --
  Janus High-Yield Fund                $ 3,059,869             --    $ 3,456,782             --    $ 2,993,223      ($128,801)
  Janus Short-Term Bond Fund           $ 1,231,818     ($635,453)    $ 1,097,006     ($618,372)    $ 1,163,746      ($742,594)
GROWTH & CORE
  Janus Balanced Fund                  $14,917,536            N/A    $14,198,711            N/A    $13,737,857             N/A
  Janus Contrarian Fund                $54,842,153            N/A    $45,726,477            N/A    $22,466,238             N/A
  Janus Enterprise Fund                $12,885,701            N/A    $12,306,342            N/A    $11,371,102             N/A
  Janus Fund                           $69,966,745            N/A    $75,421,017            N/A    $71,666,481             N/A
  Janus Growth and Income Fund         $33,599,579            N/A    $41,690,681            N/A    $41,363,372             N/A
  Janus Orion Fund                     $29,960,291            N/A    $23,952,394            N/A    $ 6,160,704             N/A
  Janus Research Core Fund(1)          $ 5,329,114            N/A    $ 6,390,963            N/A    $ 5,730,219             N/A
  Janus Research Fund                  $32,041,183            N/A    $30,871,258            N/A    $25,902,834             N/A
  Janus Triton Fund                    $   907,910             --    $   764,844             --    $   673,410              --
  Janus Twenty Fund                    $74,737,057            N/A    $65,993,160            N/A    $60,125,741             N/A
  Janus Venture Fund                   $ 8,118,656            N/A    $ 9,914,651            N/A    $ 8,659,195             N/A
INTERNATIONAL & GLOBAL
  Janus Global Life Sciences Fund      $ 5,333,729            N/A    $ 5,596,005            N/A    $ 7,046,479             N/A
  Janus Global Opportunities Fund      $   873,746            N/A    $ 1,035,652            N/A    $ 1,031,641             N/A
  Janus Global Research Fund           $ 1,901,921             --    $ 1,234,760             --    $   508,005              --
  Janus Global Technology Fund         $ 5,266,654            N/A    $ 5,839,588            N/A    $ 6,386,490             N/A
  Janus Overseas Fund                  $58,814,747            N/A    $50,544,718            N/A    $25,156,402             N/A
  Janus Worldwide Fund                 $18,638,446             --    $28,429,056     ($552,015)(2) $27,604,924    ($1,190,220)(2)
RISK-MANAGED
  INTECH Risk-Managed Core Fund(3)     $ 1,282,129            N/A    $ 2,175,835            N/A    $ 2,159,653             N/A
VALUE
  Perkins Mid Cap Value Fund(4)        $52,609,154            N/A    $38,796,970            N/A    $36,149,969             N/A
  Perkins Small Cap Value Fund(5)      $ 9,539,483            N/A    $12,859,291            N/A    $16,735,698             N/A




(1) Formerly named Janus Fundamental Equity Fund.


(2) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund's primary benchmark index performance for the period (reduced for certain percentages of underperformance).


(3) Formerly named INTECH Risk-Managed Stock Fund.


(4) Formerly named Janus Mid Cap Value Fund.


(5) Formerly named Janus Small Cap Value Fund.



  ADMINISTRATIVE SERVICES FEES



  Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.



  The following table summarizes the administrative services fees paid by certain Funds for the fiscal years ended October 31.



                                           2008              2007              2006
                                      Administrative    Administrative    Administrative
Fund Name                              Services Fees     Services Fees     Services Fees
----------------------------------------------------------------------------------------
RISK-MANAGED
  INTECH Risk-Managed Core Fund(1)      $  193,124        $  271,966        $  216,564
VALUE
  Perkins Mid Cap Value Fund(2)         $3,384,217        $3,376,797        $2,864,072
  Perkins Small Cap Value Fund(3)       $  663,487        $  902,748        $1,176,158

(1) Formerly named INTECH Risk-Managed Stock Fund.


(2) Formerly named Janus Mid Cap Value Fund.


(3) Formerly named Janus Small Cap Value Fund.


SUBADVISERS


  Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund.



INTECH INVESTMENT MANAGEMENT LLC (FORMERLY NAMED ENHANCED INVESTMENT TECHNOLOGIES, LLC)



  Janus Capital has entered into a Sub-Advisory Agreement with INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of INTECH Risk-Managed Core Fund.



  INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 90% of INTECH.



  Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of INTECH Risk-Managed Core Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Fund. The Sub-Advisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.


  The Sub-Advisory Agreement will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

  PERFORMANCE-BASED SUB-ADVISORY FEE


  APPLIES TO INTECH RISK-MANAGED CORE FUND


  Effective January 1, 2006, the subadvisory fee rate for INTECH Risk-Managed Core Fund changed from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to the S&P 500(R) Index. Any performance adjustment commenced January 2007. Until that time, only the previous fixed rate applied. Janus Capital, and not INTECH Risk-Managed Core Fund, pays this fee. The following discussion provides additional details regarding this change.



  On December 29, 2005, shareholders of INTECH Risk-Managed Core Fund approved an Amended Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund relative to its benchmark index, the S&P 500(R) Index. Effective January 1, 2008, the subadvisory fee rate paid under the Amended Sub-Advisory Agreement was restructured so that the fee rate paid by Janus Capital to INTECH is equal to 50% of the advisory fee payable by the Fund to Janus Capital (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus Capital).



PERKINS INVESTMENT MANAGEMENT LLC (FORMERLY NAMED PERKINS, WOLF, MCDONNELL AND COMPANY, LLC)



  Janus Capital has entered into Sub-Advisory Agreements on behalf of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund with Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.



  Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.


  Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns approximately 78% of Perkins.


  Under the Sub-Advisory Agreements between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.


  Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund (calculated after any performance fee adjustment, fee waivers, and expense reimbursements). As a result of the reduction of the advisory fees paid by Perkins Small Cap Value Fund to Janus Capital in connection with the Assurance of Discontinuance entered into with the New York Attorney General in August 2004, Janus Capital has agreed to pay Perkins a fee equivalent to approximately one-half of the reduction with respect to the Fund.



  The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds, and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination at any time by Janus Capital or Perkins by giving 90 days' advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins) or by Janus Capital or the Trust without advance notice if Perkins is unable to discharge its duties and obligations. Each Fund's Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund's respective Investment Advisory Agreement.




  PERFORMANCE-BASED SUB-ADVISORY FEE


  APPLIES TO PERKINS MID CAP VALUE FUND AND PERKINS SMALL CAP VALUE FUND


  As a result of shareholder approval of Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of each Fund, effective February 1, 2006 for Perkins Mid Cap Value Fund and January 1, 2009 for Perkins Small Cap Value Fund, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of each Fund's Investor Shares relative to the Russell Midcap(R) Value Index for Perkins Mid Cap Value Fund and the Russell 2000(R) Value Index for Perkins Small Cap Value Fund, each Fund's respective benchmark index. Any performance adjustment commenced February 2007 for Perkins Mid Cap Value Fund and will commence January 2010 for Perkins Small Cap Value Fund. Until that time, only the previous fixed rate applies. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus Capital).



  Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended October 31, 2008.




  Fund Name                                                        Subadviser    Subadvisory Fee Rate(%)
  ------------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund(1)                                    INTECH               0.26(2)
  Perkins Mid Cap Value Fund(3)                                      Perkins               0.32(2)
  Perkins Small Cap Value Fund(4)                                    Perkins               0.36(2)




  (1) Formerly named INTECH Risk-Managed Stock Fund.


  (2) Prior to any performance adjustment, if applicable.


  (3) Formerly named Janus Mid Cap Value Fund.


  (4) Formerly named Janus Small Cap Value Fund.

  INTECH Risk-Managed Core Fund pays no fees directly to INTECH. Janus Capital pays these subadvisory fees out of its advisory fees. Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Fund's annual average daily net assets (plus or minus half of any applicable performance fee adjustment) to a fee equal to 50% of the investment advisory fee rate paid by the Fund to Janus Capital (net of any performance fee adjustment). Prior to this change, the subadvisory fee rate was 0.26%.



  For the fiscal year ended October 31, 2008, Janus Capital paid subadvisory fees to INTECH in the amount of $648,224.



  For the fiscal year ended October 31, 2008, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund paid subadvisory fees to Perkins in the amounts of $26,304,577 and $4,769,742, respectively.



OTHER PAYMENTS


  Janus Capital and its affiliates may make payments out of their own assets to selected broker-dealer firms or institutions that sell the Funds or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you.


  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.


  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.


  INTECH has adopted its own allocation procedures, which apply to INTECH Risk-Managed Core Fund. INTECH, the subadviser for INTECH Risk-Managed Core Fund, generates daily trades for all of its clients, including INTECH Risk-Managed Core Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.



  Perkins, the subadviser for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.


  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital, INTECH, Perkins, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, Perkins, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
  (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and
  (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, Perkins, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, Perkins, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Perkins, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.


  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, Perkins, and Janus Distributors personnel may be required to forfeit profits made from personal trading.




PROXY VOTING POLICIES AND PROCEDURES

  Each Fund's Trustees have delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available without charge:
  (i) upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES


  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.


  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.


INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC)

Proxy Voting Procedures

  The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.


  GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged RiskMetrics Group, ISS Governance Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with ISS' Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Social Proxy Voting Guidelines, or Catholic Proxy Voting Guidelines, (collectively referred to as "ISS Recommendations"). The ISS Recommendations are designed with the intent on maximizing the long-term economic benefits of shareholders.


  INTECH will vote all proxies on behalf of client's accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:


  - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with ISS' Benchmark ("BENCHMARK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.



  - Union and Union Taft-Hartley clients in accordance with ISS' Taft-Hartley ("TAFT-HARTLEY") Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.



  - Public Fund clients in accordance with ISS' Public Fund ("PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.



  - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS' Social ("SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions. ISS' Catholic Proxy Voting Guidelines ("CATHOLIC") are also available to clients.



  Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.riskmetrics.com/policy/2009/policy_information. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.



  DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Janus Investment Accounting Operations Group to provide the administration for its proxy voting.



  JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines.

  VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital Management LLC ("Janus Capital"), INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendation that best represents the client type. Janus Capital has instructed ISS to vote all Janus fund proxies, for which INTECH has voting authority, in accordance with ISS' BENCHMARK Proxy Voting Guidelines.


  CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:


  - ISS shall vote all proxies on INTECH's behalf in accordance with ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.


  - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

  - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.


  - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.



  - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly-traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.



  - At least annually, INTECH reviews ISS' Policies, Procedures, and Practices Regarding Potential Conflicts of Interest ("ISS' Conflict Policy"), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS' Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.



  In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's General Counsel, Chief Financial Officer, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.



  REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, and CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.


  REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC)

Proxy Voting Summary for Mutual Funds

  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES


  Perkins has developed proxy voting guidelines (the "Perkins Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.



  The role of the Perkins Proxy Voting Committee is to develop the Perkins Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).


  PROXY VOTING POLICIES


  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Guidelines for use in voting proxies. Below is a summary of some of the Perkins Guidelines.


  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS

  If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds.


  For transfer agency and other services, Janus Services receives an asset-weighted fee from each Fund based on the average proportion of each Fund's total net assets sold directly and the average proportion of each Fund's net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Prior to October 13, 2008, the applicable fee rates were 0.16% on net assets for the proportion of assets sold directly and 0.21% for the proportion of assets sold through intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure. Janus Services also receives $4 per open shareholder account in each Fund, except Janus Twenty Fund, Janus Venture Fund, and Perkins Small Cap Value Fund. In addition, the Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the Equity Funds and $3.98 per shareholder account for the Bond Funds for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use a DST system to track and process redemption fees. The Funds currently pay DST an annual per account rate for this system. The fee is only charged to Funds with redemption fees.



  For Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, due to the differences in the shareholder bases of Investor Shares and Institutional Shares, the transfer agency fee structure is expected to result in different overall transfer agency expenses incurred by each class.


  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which such shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's shares and accepts orders at NAV. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------



  Janus Capital places all portfolio transactions of the Funds, except for INTECH Risk-Managed Core Fund. With respect to INTECH Risk-Managed Core Fund, INTECH places portfolio transactions using its proprietary trade system software. With respect to Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.


  Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

  For the fiscal year ended October 31, 2008, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.


Fund Name                                                              Commissions   Transactions
--------------------------------------------------------------------------------------------------
GROWTH & CORE
  Janus Balanced Fund                                                   $  528,115  $  569,409,541
  Janus Contrarian Fund                                                 $8,485,274  $4,184,816,022
  Janus Enterprise Fund                                                 $1,207,213  $1,209,538,207
  Janus Fund                                                            $9,377,131  $9,496,745,427
  Janus Growth and Income Fund                                          $4,119,440  $3,565,836,406
  Janus Orion Fund                                                      $8,986,406  $6,106,654,513
  Janus Research Core Fund(1)                                           $1,127,800  $1,066,080,477
  Janus Research Fund                                                   $3,631,022  $3,635,025,524
  Janus Triton Fund                                                     $  198,225  $  135,808,722
  Janus Twenty Fund                                                     $3,724,377  $8,442,981,907
  Janus Venture Fund                                                    $  776,217  $  399,113,366
INTERNATIONAL & GLOBAL
  Janus Global Life Sciences Fund                                       $  745,614  $  620,575,791
  Janus Global Opportunities Fund                                       $   58,450  $   38,599,099
  Janus Global Research Fund                                            $  285,119  $  226,869,475
  Janus Global Technology Fund                                          $1,343,939  $  756,859,464
  Janus Overseas Fund                                                   $9,639,012  $4,907,012,764
  Janus Worldwide Fund                                                  $  903,789  $  706,847,856
VALUE
  Perkins Mid Cap Value Fund(2)                                         $4,895,133  $5,732,629,967
  Perkins Small Cap Value Fund(3)                                       $1,439,804  $1,108,946,370






(1) Formerly named Janus Fundamental Equity Fund.


(2) Formerly named Janus Mid Cap Value Fund.


(3) Formerly named Janus Small Cap Value Fund.



  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.


  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.


  INTECH does not consider research services in selecting brokers. For INTECH Risk-Managed Core Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.


  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

  The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years or periods ending October 31 of each year shown.


Fund Name                                                     2008            2007            2006
-----------------------------------------------------------------------------------------------------
BOND
  Janus Flexible Bond Fund                                $     4,704     $     3,882     $        35
  Janus High-Yield Fund                                   $     4,487     $    11,971     $    22,085
  Janus Short-Term Bond Fund                              $        --     $        --     $        --
GROWTH & CORE
  Janus Balanced Fund                                     $ 1,081,459     $   913,654     $   814,421
  Janus Contrarian Fund                                   $13,252,242     $ 9,558,075     $ 3,791,648
  Janus Enterprise Fund                                   $ 2,574,625     $ 3,017,403     $ 1,277,711
  Janus Fund                                              $19,126,047     $ 8,043,325     $12,031,617
  Janus Growth and Income Fund                            $ 8,372,659     $ 7,368,646     $ 4,481,740
  Janus Orion Fund                                        $16,244,354     $ 2,218,774     $ 1,313,363
  Janus Research Core Fund(1)                             $ 2,538,525     $ 1,235,748     $   899,072
  Janus Research Fund                                     $ 7,858,858     $ 5,269,861     $ 9,859,393
  Janus Triton Fund                                       $   444,078     $   736,104     $   756,155
  Janus Twenty Fund                                       $ 7,592,448     $ 3,889,898     $ 4,107,634
  Janus Venture Fund                                      $ 1,593,586     $13,686,982     $ 3,402,535
INTERNATIONAL & GLOBAL
  Janus Global Life Sciences Fund                         $ 1,516,959     $ 2,006,557     $ 2,275,592
  Janus Global Opportunities Fund                         $   118,939     $    41,129     $   259,261
  Janus Global Research Fund                              $   576,607     $   346,281     $   208,434
  Janus Global Technology Fund                            $ 2,437,846     $ 2,427,722     $    12,012
  Janus Overseas Fund                                     $17,469,441     $17,758,308     $10,836,247
  Janus Worldwide Fund                                    $ 1,865,443     $ 3,439,200     $ 6,933,438
RISK-MANAGED
  INTECH Risk-Managed Core Fund(2)                        $   619,570     $   525,765     $   431,840
VALUE
  Perkins Mid Cap Value Fund(3)                           $11,715,427     $11,054,464     $10,423,623
  Perkins Small Cap Value Fund(4)                         $ 3,523,048     $ 3,278,110     $ 3,960,169




(1) Formerly named Janus Fundamental Equity Fund.


(2) Formerly named INTECH Risk-Managed Stock Fund.


(3) Formerly named Janus Mid Cap Value Fund.


(4) Formerly named Janus Small Cap Value Fund.


  Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

  As of October 31, 2008, certain Funds owned securities of their regular broker-dealers (or parents) as shown below.


                                                                                      Value of
                                                    Name of                          Securities
Fund Name                                           Broker-Dealer                       Owned
------------------------------------------------------------------------------------------------
BOND
  Janus Flexible Bond Fund                          Citigroup, Inc.                 $  3,371,044
                                                    Credit Suisse                      7,086,745
                                                    JP Morgan Chase & Co.              7,076,183

  Janus High-Yield Fund                             Credit Suisse                   $  2,114,841

  Janus Short-Term Bond Fund                        Credit Suisse                   $    513,409
                                                    Goldman Sachs                      1,051,988
                                                    JP Morgan Chase & Co.                736,838

GROWTH & CORE
  Janus Balanced Fund                               Citigroup, Inc.                 $  5,140,391
                                                    Credit Suisse                     12,737,902
                                                    Goldman Sachs Group, Inc.          4,800,288
                                                    JP Morgan Chase & Co.             10,185,469
                                                    Morgan Stanley Co.                 8,362,137

  Janus Contrarian Fund                             Goldman Sachs Group, Inc.       $ 52,031,713
                                                    Merrill Lynch & Company, Inc.     14,126,076

  Janus Fund                                        Goldman Sachs Group, Inc.       $ 93,662,725
                                                    JP Morgan Chase & Co.            158,649,975

  Janus Growth and Income Fund                      Credit Suisse                   $  8,772,731
                                                    Goldman Sachs Group, Inc.         17,357,625
                                                    Morgan Stanley Co.                22,374,004

  Janus Orion Fund                                  Credit Suisse                   $ 40,464,665
                                                    Goldman Sachs Group, Inc.         54,353,926
                                                    Morgan Stanley Co.                31,531,428

  Janus Research Core Fund(1)                       Goldman Sachs Group, Inc.       $  5,815,475
                                                    JP Morgan Chase & Co.             24,986,156

  Janus Research Fund                               Goldman Sachs Group, Inc.       $ 18,986,088
                                                    JP Morgan Chase & Co.             23,946,862

  Janus Twenty Fund                                 Goldman Sachs Group, Inc.       $108,077,000
                                                    JP Morgan Chase & Co.            109,726,444

INTERNATIONAL & GLOBAL
  Janus Global Research Fund                        Goldman Sachs Group, Inc.       $  1,738,537
                                                    JP Morgan Chase & Co.                505,560
                                                    UBS A.G.                             506,341

  Janus Overseas Fund                               Morgan Stanley Co.              $ 66,884,506

  Janus Worldwide Fund                              UBS A.G.                        $ 34,562,627

RISK-MANAGED
  INTECH Risk-Managed Core Fund(2)                  Goldman Sachs Group, Inc.       $    749,250
                                                    JP Morgan Chase & Co.              1,342,275
                                                    Merrill Lynch & Company, Inc.        252,824
                                                    Morgan Stanley Co.                   279,520

VALUE
  Perkins Mid Cap Value Fund(3)                     Calyon                          $300,000,000
                                                    ING Financial                    199,550,000

  Perkins Small Cap Value Fund(4)                   ING Financial                   $ 90,000,000




(1) Formerly named Janus Fundamental Equity Fund.


(2) Formerly named INTECH Risk-Managed Stock Fund.


(3) Formerly named Janus Mid Cap Value Fund.


(4) Formerly named Janus Small Cap Value Fund.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.


  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.



-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS/
                             POSITIONS                                                 FUNDS IN FUND
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             BY TRUSTEE           HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS/
                             POSITIONS                                                 FUNDS IN FUND
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             BY TRUSTEE           HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
-------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                                          OFFICE* AND
 NAME, ADDRESS,                                           LENGTH OF       PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               POSITIONS HELD WITH FUNDS          TIME SERVED     PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
 Andrew Acker          Executive Vice President and       5/07-Present    Vice President and Research Analyst
 151 Detroit Street    Portfolio Manager                                  of Janus Capital, and Portfolio
 Denver, CO 80206      Janus Global Life Sciences Fund                    Manager for other Janus accounts.
 DOB: 1972
-------------------------------------------------------------------------------------------------------------
 William Bales         Executive Vice President and       2/97-Present    Vice President of Janus Capital and
 151 Detroit Street    Portfolio Manager                                  Portfolio Manager for other Janus
 Denver, CO 80206      Janus Venture Fund                                 accounts.
 DOB: 1968
-------------------------------------------------------------------------------------------------------------
 Jonathan D.           Executive Vice President and Co-   11/07-Present   Co-Chief Investment Officer and
 Coleman               Portfolio Manager                                  Executive Vice President of Janus
 151 Detroit Street    Janus Fund                                         Capital, and Portfolio Manager for
 Denver, CO 80206                                                         other Janus accounts. Formerly,
 DOB: 1971                                                                Portfolio Manager (2002-2007) for
                                                                          Janus Enterprise Fund and Vice
                                                                          President (1998-2006) of Janus
                                                                          Capital.
-------------------------------------------------------------------------------------------------------------
 David C. Decker       Executive Vice President and       9/96-Present    Vice President of Janus Capital and
 151 Detroit Street    Portfolio Manager                                  Portfolio Manager for other Janus
 Denver, CO 80206      Janus Contrarian Fund                              accounts.
 DOB: 1966
-------------------------------------------------------------------------------------------------------------
 Brian Demain          Executive Vice President and       11/07-Present   Vice President of Janus Capital.
 151 Detroit Street    Portfolio Manager                                  Formerly, Assistant Portfolio
 Denver, CO 80206      Janus Enterprise Fund                              Manager (2004-2007) for Janus
 DOB: 1977                                                                Enterprise Fund and Janus Olympus
                                                                          Fund (2003-2004), and Analyst
                                                                          (1999-2007) for Janus Capital.
-------------------------------------------------------------------------------------------------------------
 John Eisinger         Executive Vice President and       1/08-Present    Portfolio Manager for other Janus
 151 Detroit Street    Portfolio Manager                                  accounts. Formerly, Research
 Denver, CO 80206      Janus Orion Fund                                   Analyst (2003-2007) for Janus
 DOB: 1977                                                                Capital.
-------------------------------------------------------------------------------------------------------------
 James P. Goff         Executive Vice President           2/05-Present    Vice President and Director of
 151 Detroit Street    Janus Global Research Fund                         Research of Janus Capital.
 Denver, CO 80206
 DOB: 1964             Executive Vice President           11/07-Present
                       Janus Research Core Fund

                       Executive Vice President           2/06-Present
                       Janus Research Fund
-------------------------------------------------------------------------------------------------------------
 Jason Groom           Executive Vice President and Co-   5/07-Present    Vice President and Research Analyst
 151 Detroit Street    Portfolio Manager                                  of Janus Capital and Portfolio
 Denver, CO 80206      Janus Short-Term Bond Fund                         Manager for other Janus accounts.
 DOB: 1969                                                                Formerly, Analyst (1998-2004) for
                                                                          ING Investments.
-------------------------------------------------------------------------------------------------------------
 Gregory R. Kolb       Executive Vice President and Co-   5/05-Present    Portfolio Manager for other Janus
 151 Detroit Street    Portfolio Manager                                  accounts. Formerly, Assistant
 Denver, CO 80206      Janus Global Opportunities Fund                    Portfolio Manager (2004-2006) for
 DOB: 1976                                                                Janus Worldwide Fund and Analyst
                                                                          (2001-2005) for Janus Capital
                                                                          Corporation.
-------------------------------------------------------------------------------------------------------------
 Brent A. Lynn         Executive Vice President and       1/01-Present    Vice President of Janus Capital.
 151 Detroit Street    Portfolio Manager
 Denver, CO 80206      Janus Overseas Fund
 DOB: 1964
-------------------------------------------------------------------------------------------------------------
 Chad Meade            Executive Vice President and Co-   7/06-Present    Research Analyst of Janus Capital.
 151 Detroit Street    Portfolio Manager
 Denver, CO 80206      Janus Triton Fund
 DOB: 1977
-------------------------------------------------------------------------------------------------------------
 Marc Pinto            Executive Vice President and Co-   5/05-Present    Vice President of Janus Capital and
 151 Detroit Street    Portfolio Manager                                  Portfolio Manager for other Janus
 Denver, CO 80206      Janus Balanced Fund                                accounts.
 DOB: 1961
                       Executive Vice President and       11/07-Present
                       Portfolio Manager
                       Janus Growth and Income Fund
-------------------------------------------------------------------------------------------------------------
 Daniel Riff           Executive Vice President and Co-   11/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    Portfolio Manager                                  accounts. Formerly, Analyst (2003-
 Denver, CO 80206      Janus Fund                                         2007) for Janus Capital.
 DOB: 1972
-------------------------------------------------------------------------------------------------------------
 Ron Sachs             Executive Vice President and       1/08-Present    Vice President of Janus Capital and
 151 Detroit Street    Portfolio Manager                                  Portfolio Manager for other Janus
 Denver, CO 80206      Janus Twenty Fund                                  accounts. Formerly, Portfolio
 DOB: 1967                                                                Manager (2000-2007) for Janus Orion
                                                                          Fund and Portfolio Manager (2005-
                                                                          2006) for Janus Triton Fund.
-------------------------------------------------------------------------------------------------------------




* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

-------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
-------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                                          OFFICE* AND
 NAME, ADDRESS,                                           LENGTH OF       PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               POSITIONS HELD WITH FUNDS          TIME SERVED     PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
 Brian A. Schaub       Executive Vice President and Co-   7/06-Present    Portfolio Manager for other Janus
 151 Detroit Street    Portfolio Manager                                  accounts and Research Analyst of
 Denver, CO 80206      Janus Triton Fund                                  Janus Capital.
 DOB: 1978
-------------------------------------------------------------------------------------------------------------
 Gibson Smith          Executive Vice President and Co-   5/05-Present    Co-Chief Investment Officer and
 151 Detroit Street    Portfolio Manager                                  Executive Vice President of Janus
 Denver, CO 80206      Janus Balanced Fund                                Capital; Executive Vice President
 DOB: 1968                                                                of Janus Distributors LLC and Janus
                       Executive Vice President and Co-   5/07-Present    Services LLC; Director of Perkins
                       Portfolio Manager                                  Investment Management LLC; and
                       Janus Flexible Bond Fund                           Portfolio Manager for other Janus
                                                                          accounts. Formerly, Vice President
                       Executive Vice President and Co-   12/03-Present   (2003-2006) of Janus Capital.
                       Portfolio Manager
                       Janus High-Yield Fund
-------------------------------------------------------------------------------------------------------------
 Darrell Watters       Executive Vice President and Co-   5/07-Present    Vice President and Research Analyst
 151 Detroit Street    Portfolio Manager                                  of Janus Capital and Portfolio
 Denver, CO 80206      Janus Flexible Bond Fund and                       Manager for other Janus accounts.
 DOB: 1963             Janus Short-Term Bond Fund

                       Executive Vice President and Co-   7/08-Present
                       Portfolio Manager
                       Janus High-Yield Fund
-------------------------------------------------------------------------------------------------------------
 Burton H. Wilson      Executive Vice President and       2/06-Present    Vice President and Research Analyst
 151 Detroit Street    Portfolio Manager                                  of Janus Capital, and Portfolio
 Denver, CO 80206      Janus Global Technology Fund                       Manager for other Janus accounts.
 DOB: 1963                                                                Formerly, Research Analyst (2000-
                                                                          2004) for Lincoln Equity
                                                                          Management.
-------------------------------------------------------------------------------------------------------------
 Jason P. Yee          Executive Vice President and Co-   3/01-Present    Vice President of Janus Capital and
 151 Detroit Street    Portfolio Manager                                  Portfolio Manager for other Janus
 Denver, CO 80206      Janus Global Opportunities Fund                    accounts.
 DOB: 1969
                       Executive Vice President and       7/04-Present
                       Portfolio Manager
                       Janus Worldwide Fund
-------------------------------------------------------------------------------------------------------------
 Robin C. Beery        President and Chief Executive      4/08-Present    Executive Vice President and Chief
 151 Detroit Street    Officer                                            Marketing Officer of Janus Capital
 Denver, CO 80206                                                         Group Inc. and Janus Capital;
 DOB: 1967                                                                Executive Vice President of Janus
                                                                          Distributors LLC and Janus Services
                                                                          LLC; Director of Perkins Investment
                                                                          Management LLC; and Working
                                                                          Director of INTECH Investment
                                                                          Management LLC (formerly named
                                                                          Enhanced Investment Technologies,
                                                                          LLC). Formerly, President (2002-
                                                                          2007) and Director (2000-2007) of
                                                                          The Janus Foundation; President
                                                                          (2004-2006) and Vice President and
                                                                          Chief Marketing Officer (2003-2004)
                                                                          of Janus Services LLC; and Senior
                                                                          Vice President (2003-2005) of Janus
                                                                          Capital Group Inc. and Janus
                                                                          Capital.
-------------------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel and            1/06-Present    Vice President and Assistant
 Grauerholz-Lofton     Secretary                                          General Counsel of Janus Capital,
 151 Detroit Street                                                       and Vice President and Assistant
 Denver, CO 80206      Vice President                     3/06-Present    Secretary of Janus Distributors
 DOB: 1970                                                                LLC. Formerly, Assistant Vice
                                                                          President of Janus Capital and
                                                                          Janus Distributors LLC (2006).
-------------------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief Compliance   6/02-Present    Senior Vice President and Chief
 151 Detroit Street    Officer, and Anti-Money                            Compliance Officer of Janus
 Denver, CO 80206      Laundering Officer                                 Capital, Janus Distributors LLC,
 DOB: 1957                                                                and Janus Services LLC; and Vice
                                                                          President of INTECH Investment
                                                                          Management LLC (formerly named
                                                                          Enhanced Investment Technologies,
                                                                          LLC). Formerly, Chief Compliance
                                                                          Officer of Bay Isle Financial LLC
                                                                          (2003-2008) and INTECH Investment
                                                                          Management LLC (2003-2005); Vice
                                                                          President of Janus Capital (2000-
                                                                          2005) and Janus Services LLC (2004-
                                                                          2005); and Assistant Vice President
                                                                          of Janus Services LLC (2000-2004).
-------------------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial Officer            3/05-Present    Vice President of Janus Capital.
 151 Detroit Street                                                       Formerly, Director of Financial
 Denver, CO 80206      Vice President, Treasurer, and     2/05-Present    Reporting for OppenheimerFunds,
 DOB: 1962             Principal Accounting Officer                       Inc. (2004-2005).
-------------------------------------------------------------------------------------------------------------




* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:


----------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                         MEETINGS HELD
                                                                     MEMBERS                             DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)              FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)                  4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
----------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)                    4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
----------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)                  5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
----------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                     11
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)                  4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
----------------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr. (Chair)             6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   William F. McCalpin
                              consults with Management in planning   Dennis B. Mullen
                              Trustee meetings, and oversees the
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
----------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)                17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
----------------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Funds that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                               DOLLAR RANGE OF EQUITY                               IN ALL REGISTERED INVESTMENT COMPANIES
 NAME OF TRUSTEE               SECURITIES IN THE FUNDS                              OVERSEEN BY TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           INTECH Risk-Managed Core Fund(1)   $10,001-$50,000                                   Over $100,000
                               Janus Balanced Fund                $10,001-$50,000
                               Janus Contrarian Fund              $10,001-$50,000
                               Janus Enterprise Fund                   $1-$10,000
                               Janus Global Life Sciences Fund         $1-$10,000
                               Janus Global Research Fund         $10,001-$50,000
                               Janus Global Technology Fund            $1-$10,000
                               Janus Orion Fund                        $1-$10,000
                               Janus Overseas Fund                $10,001-$50,000
                               Janus Research Core Fund(2)             $1-$10,000
                               Janus Worldwide Fund                    $1-$10,000
                               Perkins Mid Cap Value Fund(3)           $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              Janus Global Research Fund         $10,001-$50,000                                   Over $100,000(4)
                               Janus Overseas Fund               $50,001-$100,000
                               Janus Research Core Fund(2)        $10,001-$50,000
                               Perkins Mid Cap Value Fund(3)     $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         INTECH Risk-Managed Core Fund(1)   $10,001-$50,000                                   Over $100,000
                               Janus Contrarian Fund              $10,001-$50,000
                               Janus Enterprise Fund              $10,001-$50,000
                               Janus Fund                         $10,001-$50,000
                               Janus Growth and Income Fund      $50,001-$100,000
                               Janus High-Yield Fund              $10,001-$50,000
                               Janus Orion Fund                   $10,001-$50,000
                               Janus Overseas Fund                $10,001-$50,000
                               Janus Research Core Fund(2)       $50,001-$100,000
                               Janus Research Fund                $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              Janus Balanced Fund                  Over $100,000                                   Over $100,000(4)
                               Janus Contrarian Fund                Over $100,000
                               Janus Enterprise Fund                Over $100,000
                               Janus Fund                         $10,001-$50,000
                               Janus Global Life Sciences Fund      Over $100,000
                               Janus Global Research Fund           Over $100,000
                               Janus Global Technology Fund         Over $100,000
                               Janus Orion Fund                     Over $100,000
                               Janus Overseas Fund                  Over $100,000
                               Janus Research Fund                  Over $100,000
                               Janus Triton Fund                    Over $100,000
                               Janus Twenty Fund                  $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe                INTECH Risk-Managed Core Fund(1)   $10,001-$50,000                                   Over $100,000
                               Janus Contrarian Fund             $50,001-$100,000
                               Janus Enterprise Fund             $50,001-$100,000
                               Janus Global Research Fund        $50,001-$100,000
                               Janus Orion Fund                   $10,001-$50,000
                               Janus Overseas Fund                     $1-$10,000
                               Janus Triton Fund                  $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart            INTECH Risk-Managed Core Fund(1)   $10,001-$50,000                                   Over $100,000
                               Janus Contrarian Fund                Over $100,000
                               Janus Flexible Bond Fund                $1-$10,000
                               Janus Global Research Fund              $1-$10,000
                               Janus Overseas Fund                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                               DOLLAR RANGE OF EQUITY                               IN ALL REGISTERED INVESTMENT COMPANIES
 NAME OF TRUSTEE               SECURITIES IN THE FUNDS                              OVERSEEN BY TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (cont'd.)
------------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           INTECH Risk-Managed Core Fund(1)     Over $100,000                                   Over $100,000(4)
                               Janus Global Research Fund        $50,001-$100,000
                               Janus Research Core Fund(2)          Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 Janus Global Research Fund           Over $100,000                                   Over $100,000(4)
                               Janus Growth and Income Fund      $50,001-$100,000
                               Janus Overseas Fund                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------




(1) Formerly named INTECH Risk-Managed Stock Fund.


(2) Formerly named Janus Fundamental Equity Fund.


(3) Formerly named Janus Mid Cap Value Fund.


(4) Ownership shown includes amounts held under a deferred fee agreement that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                         Aggregate Compensation            Total Compensation
                                                           from the Funds for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                    October 31, 2008             December 31, 2008(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                  $239,150                        $391,500
  Jerome S. Contro, Trustee                                     $190,810                        $303,000
  John W. McCarter, Jr., Trustee                                $184,041                        $281,250
  Dennis B. Mullen, Trustee(4)                                  $213,469                        $344,872
  James T. Rothe, Trustee                                       $193,130                        $306,250
  William D. Stewart, Trustee                                   $210,228                        $309,250
  Martin H. Waldinger, Trustee                                  $169,994                        $272,500
  Linda S. Wolf, Trustee                                        $187,371                        $293,750






(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.


(3) Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.


(4) Aggregate Compensation received from the Funds includes additional compensation paid for services as Independent Chairman of the Board of Trustees from November 1, 2007 to December 31, 2007.

JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio managers and/or investment personnel as of October 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.




                                                                     Other Registered   Other Pooled
                                                                        Investment       Investment
                                                                         Companies        Vehicles     Other Accounts
---------------------------------------------------------------------------------------------------------------------
Andrew Acker                    Number of Other Accounts Managed                   3            None                1(1)
                                Assets in Other Accounts Managed      $  149,068,955            None   $  637,890,108
William H. Bales                Number of Other Accounts Managed                   5            None                3(2)
                                Assets in Other Accounts Managed      $  277,949,445            None   $   98,723,683
Jonathan D. Coleman             Number of Other Accounts Managed                   6            None                2
                                Assets in Other Accounts Managed      $3,349,823,899            None   $   16,342,748
David C. Decker                 Number of Other Accounts Managed                   5(3)         None                8
                                Assets in Other Accounts Managed      $1,616,450,151            None   $  343,573,699
Brian Demain                    Number of Other Accounts Managed                   3               1                5
                                Assets in Other Accounts Managed      $  996,500,521     $31,223,801   $   75,657,922
John Eisinger                   Number of Other Accounts Managed                   2            None             None
                                Assets in Other Accounts Managed      $  173,124,233            None             None
James P. Goff                   Number of Other Accounts Managed                   8(4)         None                5
                                Assets in Other Accounts Managed      $  257,483,615            None   $   45,158,260
Jason Groom                     Number of Other Accounts Managed                   2            None             None
                                Assets in Other Accounts Managed      $   49,002,650            None             None
Gregory R. Kolb                 Number of Other Accounts Managed                   1            None             None
                                Assets in Other Accounts Managed      $    2,387,709            None             None
Brent A. Lynn                   Number of Other Accounts Managed                   2            None             None
                                Assets in Other Accounts Managed      $2,766,094,222            None             None
Chad Meade                      Number of Other Accounts Managed                   4            None                1(2)
                                Assets in Other Accounts Managed      $  217,056,094            None   $   65,698,164
Marc Pinto                      Number of Other Accounts Managed                   8               2               26(5)
                                Assets in Other Accounts Managed      $1,591,863,801     $10,238,955   $  193,217,558
Daniel Riff                     Number of Other Accounts Managed                   7            None                2
                                Assets in Other Accounts Managed      $3,897,373,057            None   $   16,342,748
Ron Sachs                       Number of Other Accounts Managed                  17               1               10(6)
                                Assets in Other Accounts Managed      $8,082,241,118     $53,258,483   $1,321,687,584
Brian A. Schaub                 Number of Other Accounts Managed                   4            None                1(2)
                                Assets in Other Accounts Managed      $  217,056,094            None   $   65,698,164
Gibson Smith                    Number of Other Accounts Managed                  11            None                2
                                Assets in Other Accounts Managed      $2,665,791,986            None   $   29,883,711
Darrell Watters                 Number of Other Accounts Managed                   8            None             None
                                Assets in Other Accounts Managed      $1,643,094,911            None             None
Burton H. Wilson                Number of Other Accounts Managed                   3            None             None
                                Assets in Other Accounts Managed      $  162,792,969            None             None
Jason P. Yee                    Number of Other Accounts Managed                   4(7)         None             None
                                Assets in Other Accounts Managed      $  743,233,700            None             None






(1) One of the accounts included in the total, consisting of $637,890,108 of the total assets, has a performance-based advisory fee.


(2) One of the accounts included in the total, consisting of $65,698,164 of the total assets, has a performance-based advisory fee.




(3) One of the accounts included in the total, consisting of $210,871,753 of the total assets, has a performance-based advisory fee.




(4) One of the accounts included in the total, consisting of $4,457,720 of the total assets, has a performance-based advisory fee.


(5) One of the accounts included in the total, consisting of $101,345,609 of the total assets, has a performance-based advisory fee.


(6) One of the accounts included in the total, consisting of $164,140,974 of the total assets, has a performance-based advisory fee.


(7) Two of the accounts included in the total, consisting of $733,326,577 of the total assets, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, certain portfolio managers and/or investment personnel may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers and/or investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers and/or investment personnel may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because the portfolio managers and/or investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if the portfolio managers and/or investment personnel identify a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers and/or investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by particular portfolio managers and/or investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."


  Janus Capital is the adviser to the Funds and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Funds. In addition, the Janus "funds of funds" portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.


  COMPENSATION INFORMATION


  The following describes the structure and method of calculating a portfolio manager's compensation as of October 31, 2008.


  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

  CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

  Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

  ADDITIONAL COMPENSATION INFORMATION


  The following describes the structure and method of calculating compensation for James Goff, Director of Research, as of October 31, 2008.


  Mr. Goff is compensated for his role as Director of Research and for managing a Fund and any other funds, portfolios, or accounts managed by Mr. Goff through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as his scope of responsibility, tenure, his performance as the Director of Research, and for managing funds.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Mr. Goff's variable compensation is based on four components:
  (i) firm-wide investment performance; (ii) Janus Capital long-term net flows (excluding assets managed by subadvisers and money market funds); (iii) certain strategic objectives, including investment team culture, analyst recruitment and development, continued enhancements to the research process, and contributions to sales and client efforts; and (iv) the research portfolios' investment performance. Variable compensation from firm-wide investment performance and the research portfolios' investment performance is calculated based upon a percentage of the revenue received from the applicable funds (excluding assets managed by subadvisers) and is adjusted to reflect the actual performance of such funds. Actual performance is calculated based on the applicable funds' aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis (with a predominant weighting on three-year performance for the research portfolios investment performance calculation).

  Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

  Each Fund's Lipper peer group for compensation purposes is shown in the following table:

Fund Name                                 Lipper Peer Group
--------------------------------------------------------------------------------------
BOND
  Janus Flexible Bond Fund                Intermediate Investment Grade Debt Funds
  Janus High-Yield Fund                   High Current Yield Funds
  Janus Short-Term Bond Fund              Short Investment Grade Debt Funds

Fund Name                                 Lipper Peer Group
--------------------------------------------------------------------------------------
GROWTH & CORE
  Janus Balanced Fund                     Mixed-Asset Target Allocation Moderate Funds
  Janus Contrarian Fund                   Multi-Cap Core Funds
  Janus Enterprise Fund                   Mid-Cap Growth Funds
  Janus Fund                              Large-Cap Growth Funds
  Janus Growth and Income Fund            Large-Cap Core Funds
  Janus Orion Fund                        Multi-Cap Growth Funds
  Janus Research Core Fund(1)             Large-Cap Core Funds
  Janus Research Fund                     Large-Cap Growth Funds
  Janus Triton Fund                       Small-Cap Growth Funds
  Janus Twenty Fund                       Large-Cap Growth Funds
  Janus Venture Fund                      Small-Cap Growth Funds
INTERNATIONAL & GLOBAL
  Janus Global Life Sciences Fund         Health/Biotechnology Funds
  Janus Global Opportunities Fund         Global Funds
  Janus Global Research Fund              Global Funds
  Janus Global Technology Fund            Science & Technology Funds
  Janus Overseas Fund                     International Funds
  Janus Worldwide Fund                    Global Funds





(1) Formerly named Janus Fundamental Equity Fund.


INTECH INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the investment personnel as of October 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.




                                                                     Other Registered    Other Pooled
                                                                        Investment        Investment
                                                                       Companies(1)        Vehicles      Other Accounts(2)
--------------------------------------------------------------------------------------------------------------------------
E. Robert Fernholz              Number of Other Accounts Managed                  18                34                348
                                Assets in Other Accounts Managed      $6,433,050,076    $7,415,528,929    $30,779,077,450
Adrian Banner                   Number of Other Accounts Managed                  18                34                348
                                Assets in Other Accounts Managed      $6,433,050,076    $7,415,528,929    $30,779,077,450
Jason Greene                    Number of Other Accounts Managed                  18                34                348
                                Assets in Other Accounts Managed      $6,433,050,076    $7,415,528,929    $30,779,077,450
Joseph Runnels                  Number of Other Accounts Managed                  18                34                348
                                Assets in Other Accounts Managed      $6,433,050,076    $7,415,528,929    $30,779,077,450






(1) Two of the accounts included in the totals, consisting of $107,187,754 of the total assets in the category, have performance-based advisory fees.


(2) Forty-nine of the accounts included in the totals, consisting of $5,765,609,638 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS


  As shown in the table above, INTECH Risk-Managed Core Fund's investment personnel may manage other accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel's compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION


  As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of INTECH Risk-Managed Core Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of October 31, 2008.


  For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, which is not based on performance or assets of the Fund or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Fund or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

  The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.




                                                                     Other Registered   Other Pooled
                                                                        Investment       Investment
                                                                         Companies        Vehicles     Other Accounts
---------------------------------------------------------------------------------------------------------------------
Jeffrey R. Kautz                Number of Other Accounts Managed                   5(1)     None                   18
                                Assets in Other Accounts Managed      $2,281,689,733        None       $1,006,972,640
Robert H. Perkins               Number of Other Accounts Managed                None        None                  107
                                Assets in Other Accounts Managed                None        None       $  216,577,415
Thomas M. Perkins               Number of Other Accounts Managed                   5(1)     None                   43
                                Assets in Other Accounts Managed      $2,281,689,733        None       $1,031,882,720
Todd H. Perkins                 Number of Other Accounts Managed                None        None                   11
                                Assets in Other Accounts Managed                None        None       $   14,310,085






(1) Two of the accounts included in the totals, consisting of $1,124,633,065 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS


  As shown in the table above, Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers' compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Funds. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION


  The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2008.



  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer ("CIO") of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.



  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).



  VARIABLE COMPENSATION: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.



  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from a discretionary bonus pool.



  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).



  A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.



  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.

OWNERSHIP OF SECURITIES


  As of the fiscal year ended October 31, 2008, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual's aggregate beneficial ownership of all funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds").



------------------------------------------------------------------------------------------------------------------------------------
                               DOLLAR RANGE OF EQUITY                                 AGGREGATE DOLLAR RANGE OF EQUITY
INVESTMENT PERSONNEL           SECURITIES IN THE FUND(S) MANAGED                      SECURITIES IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
 Andrew Acker                  Janus Global Life Sciences Fund  $500,001-$1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 William H. Bales              Janus Venture Fund               $500,001-$1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Jonathan Coleman              Janus Fund                           Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 David C. Decker               Janus Contrarian Fund                Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Brian Demain                  Janus Enterprise Fund            $500,001-$1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 John Eisinger                 Janus Orion Fund                 $500,001-$1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 James P. Goff                 Janus Global Research Fund           Over $1,000,000                                 Over $1,000,000
                               Janus Research Core Fund(1)                     None
                               Janus Research Fund                  Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Jason Groom                   Janus Short-Term Bond Fund           $10,001-$50,000                             $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Gregory R. Kolb               Janus Global Opportunities Fund      Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn                 Janus Overseas Fund                  Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Chad Meade                    Janus Triton Fund                    Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto                    Janus Balanced Fund                  Over $1,000,000                                 Over $1,000,000
                               Janus Growth and Income Fund         Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff                   Janus Fund                         $100,001-$500,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Ron Sachs                     Janus Twenty Fund                    Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Brian A. Schaub               Janus Triton Fund                    Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith                  Janus Balanced Fund                $100,001-$500,000                                 Over $1,000,000
                               Janus Flexible Bond Fund                        None
                               Janus High-Yield Fund              $100,001-$500,000
------------------------------------------------------------------------------------------------------------------------------------
 Darrell Watters               Janus Flexible Bond Fund            $50,001-$100,000                                 Over $1,000,000
                               Janus High-Yield Fund               $50,001-$100,000
                               Janus Short-Term Bond Fund         $100,001-$500,000
------------------------------------------------------------------------------------------------------------------------------------
 Burton H. Wilson              Janus Global Technology Fund     $500,001-$1,000,000                             $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee                  Janus Global Opportunities Fund    $100,001-$500,000                                 Over $1,000,000
                               Janus Worldwide Fund             $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 INTECH
------------------------------------------------------------------------------------------------------------------------------------
 E. Robert Fernholz            INTECH Risk-Managed Core Fund(2)     Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Adrian Banner                 INTECH Risk-Managed Core Fund(2)                None                                            None
------------------------------------------------------------------------------------------------------------------------------------
 Jason Greene                  INTECH Risk-Managed Core Fund(2)     $10,001-$50,000                                 $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
 Joseph Runnels                INTECH Risk-Managed Core Fund(2)     $10,001-$50,000                                 $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
 PERKINS
------------------------------------------------------------------------------------------------------------------------------------
 Jeffrey R. Kautz              Perkins Mid Cap Value Fund(3)    $500,001-$1,000,000                             $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Robert H. Perkins             Perkins Small Cap Value Fund(4)      Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Perkins             Perkins Mid Cap Value Fund(3)        Over $1,000,000                                 Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Todd H. Perkins               Perkins Small Cap Value Fund(4)    $100,001-$500,000                             $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------------------




(1) Formerly named Janus Fundamental Equity Fund.


(2) Formerly named INTECH Risk-Managed Stock Fund.


(3) Formerly named Janus Mid Cap Value Fund.


(4) Formerly named Janus Small Cap Value Fund.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


  Although Janus Twenty Fund, Janus Venture Fund, and Perkins Small Cap Value Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate your eligibility to purchase shares of a Fund before your investment is accepted. Shares of the Funds are purchased at the NAV per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund. The "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

  As stated in the Funds' Prospectuses, the NAV of the shares of each Fund is determined once each day the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is computed by dividing the total value of securities and other assets, less liabilities, attributable to the Fund, by the total number of outstanding shares. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.


  To the extent there are any errors in a Fund's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  If investors do not elect online at www.janus.com, in writing, or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually sent to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing, or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------



  Procedures for redeeming shares are set forth in the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


  Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative, or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

ONLINE AND TELEPHONE TRANSACTIONS

  As stated in the Prospectuses, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Funds, their transfer agent, and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions, and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus Capital. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus Capital immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

  As stated in the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio holdings, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

  Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative, or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------


  The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Internal Revenue Code. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships, and small business owners (including sole proprietors), for the benefit of business owners and their employees. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

  Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

  Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, with the exception of Roth IRAs, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

  Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

  To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Coverdell Education Savings Accounts, along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative, or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.


  It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income; and Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.



  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.


  The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

  Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under
  Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

  A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of a Fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the Fund may be subject to additional tax depending on the type of record holder of Fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the Fund's performance.

  Please consult a tax adviser regarding tax consequences of Fund distributions and to determine whether you will need to file a tax return.

  Certain fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  To the best knowledge of the Trust, as of January 31, 2009, the officers and Trustees as a group owned 3.7% of Janus Triton Fund, 2.2% of Janus Global Opportunities Fund, 1.4% of Janus Global Research Fund, and less than 1% of the outstanding shares of each of the other Funds in this SAI. The ownership shown may include amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more Funds at the election of the officers and Trustees.



  To the best knowledge of the Trust, as of January 31, 2009, Charles Schwab & Co., Inc. ("Schwab"), San Francisco, CA and National Financial Services Co. ("National Financial"), New York, NY owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:



FUND NAME                                                  PERCENTAGE OF OWNERSHIP HELD BY SCHWAB
-------------------------------------------------------------------------------------------------------
Janus Flexible Bond Fund                                                     14.5%
Janus High-Yield Fund                                                        31.1%
Janus Short-Term Bond Fund                                                   17.7%
Janus Balanced Fund                                                          21.9%
Janus Contrarian Fund                                                        16.9%
Janus Enterprise Fund                                                        16.5%
Janus Fund                                                                    8.1%
Janus Growth and Income Fund                                                 27.1%
Janus Orion Fund                                                             15.0%
Janus Research Core Fund(1)                                                  24.8%
Janus Research Fund                                                          18.1%
Janus Triton Fund                                                            23.3%
Janus Twenty Fund                                                             8.2%
Janus Venture Fund                                                            8.8%
Janus Global Life Sciences Fund                                              16.7%
Janus Global Opportunities Fund                                              15.6%
Janus Global Research Fund                                                   28.1%
Janus Global Technology Fund                                                 13.4%
Janus Overseas Fund                                                          25.9%
Janus Worldwide Fund                                                         17.4%
INTECH Risk-Managed Core Fund(2)                                             15.8%
Perkins Mid Cap Value Fund(3) - Investor Shares                              22.7%
Perkins Small Cap Value Fund(4) - Investor Shares                             7.5%







(1) Formerly named Janus Fundamental Equity Fund.


(2) Formerly named INTECH Risk-Managed Stock Fund.


(3) Formerly named Janus Mid Cap Value Fund.


(4) Formerly named Janus Small Cap Value Fund.





FUND NAME                                             PERCENTAGE OF OWNERSHIP HELD BY NATIONAL FINANCIAL
--------------------------------------------------------------------------------------------------------
Janus Flexible Bond Fund                                                     11.6%
Janus High-Yield Fund                                                        17.3%
Janus Short-Term Bond Fund                                                    8.0%
Janus Balanced Fund                                                          20.1%
Janus Contrarian Fund                                                        18.6%
Janus Enterprise Fund                                                        20.8%
Janus Fund                                                                   24.3%
Janus Growth and Income Fund                                                  9.2%
Janus Orion Fund                                                             13.9%
Janus Research Core Fund(1)                                                  12.1%
Janus Research Fund                                                          12.1%
Janus Triton Fund                                                            13.9%
Janus Twenty Fund                                                             8.6%
Janus Venture Fund                                                            5.0%
Janus Global Life Sciences Fund                                               9.7%
Janus Global Research Fund                                                   11.6%
Janus Global Technology Fund                                                  8.3%
Janus Overseas Fund                                                          20.7%
Janus Worldwide Fund                                                         15.2%
INTECH Risk-Managed Core Fund(2)                                             15.3%
Perkins Mid Cap Value Fund(3) - Investor Shares                              37.2%

FUND NAME                                             PERCENTAGE OF OWNERSHIP HELD BY NATIONAL FINANCIAL
--------------------------------------------------------------------------------------------------------
Perkins Small Cap Value Fund(4) - Investor Shares                            15.2%






(1) Formerly named INTECH Risk-Managed Stock Fund.


(2) Formerly named Janus Fundamental Equity Fund.


(3) Formerly named Janus Mid Cap Value Fund.


(4) Formerly named Janus Small Cap Value Fund.


  According to the information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.




  To the best knowledge of the Trust, as of January 31, 2009, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding shares of any class of the Funds is listed below. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding shares of a class of a Fund are not the beneficial owners of such shares, unless otherwise indicated.



Fund Name                        Shareholder and Address of Record                          Percentage of Ownership
-------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund       Wilmington Trust CO TTEE                                              5.0%
                                 FBO Continental Airlines, Inc. DC
                                 Wilmington, DE 19899-8971

Perkins Small Cap Value          ING                                                                   6.0%
  Fund(1)-Investor Shares        Group Trust
                                 Trustee: Reliance Trust Company
                                 Somerset, NJ 08873-4162

                                 Northern Trust Company                                               25.2%
                                 FBO Triad Hospitals Inc.
                                 Chicago, IL 60675-0001








(1) Formerly named Janus Small Cap Value Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 28 separate series, two of which currently offer two classes of shares. Additional series and/or classes may be created from time to time.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

  Of the Funds discussed in this SAI, two Funds offer two classes of shares. The shares discussed in this SAI are generally offered directly to investors or through financial intermediaries. Refer to the Funds' Prospectuses for further detail.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of

  Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS


  The following audited financial statements for the period ended October 31, 2008 are hereby incorporated into this SAI by reference to the Annual Reports dated October 31, 2008.



  Schedules of Investments as of October 31, 2008



  Statements of Operations for the period ended October 31, 2008



  Statements of Assets and Liabilities as of October 31, 2008


  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE



  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.


FITCH, INC.



  LONG-TERM BOND RATING      EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.






MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.





  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                                  (JANUS LOGO)
                                www.janus.com

                                PO Box 173375
                                Denver, CO 80217-3375
                                1-800-525-3713

                                            February 27, 2009



                                            Janus Money Market Fund

                                            Janus Government Money Market Fund




                              JANUS INVESTMENT FUND
                   JANUS MONEY MARKET FUNDS - INVESTOR SHARES

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Investor Shares (the "Shares") of Janus Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").



    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 27, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust at www.janus.com, by calling 1-877-335-2687, or by writing the Funds at the address shown on the back of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, at www.janus.com, by calling 1-877-335-2687, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Investment Policies and Restrictions, and Investment Strategies and Risks.....     2

Investment Adviser and Administrator..........................................    13

Custodian, Transfer Agent, and Certain Affiliations...........................    18

Portfolio Transactions and Brokerage..........................................    19

Trustees and Officers.........................................................    21

Purchase of Shares............................................................    27

Redemption of Shares..........................................................    28

Shareholder Accounts..........................................................    29

Tax-Deferred Accounts.........................................................    30

Dividends and Tax Status......................................................    31

Principal Shareholders........................................................    32

Miscellaneous Information.....................................................    33

Financial Statements..........................................................    35

Appendix A....................................................................    36
  Description of Securities Ratings...........................................    36

Appendix B....................................................................    38
  Description of Municipal Securities.........................................    38

INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


  Each Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  Each fund has adopted the following fundamental policies and restrictions:

  (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

  (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (4) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

  (6) Borrow money, except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as that Fund.

  Investment restriction (1) is intended to reflect the requirements under
  Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

  Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Board of Trustees ("Trustees") without shareholder approval:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

  (5) A Fund may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.



INVESTMENT STRATEGIES AND RISKS

  Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, a Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that, in certain cases, a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.


  Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) 5% of its total assets in second-tier securities.


  The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectuses.

Participation Interests

  Each Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Janus Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.


  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.


  The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.


Securities Lending


  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.


Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.


  Reverse repurchase agreements are transactions in which the Funds sell a security and simultaneously commit to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables the Funds to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Funds with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Funds' portfolio, although the Funds' intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Funds will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.


When-Issued and Delayed Delivery Securities

  Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).


Debt Obligations

  Janus Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

  The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

  Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

  Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each Fund, particularly Janus Government Money Market Fund and, to a lesser extent, Janus Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Securities

  When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the nongovernmental issuer, the nongovernmental issuer will be deemed to be the sole issuer of the bond.

Municipal Leases


  Janus Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.


  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Holdings & Details tab of each Fund at www.janus.com.


  - TOP HOLDINGS. Each Fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY            LAG TIME
   ----                                       ---------            --------
   ACA Compliance Group                       As needed            Current
   Bowne & Company Inc.                       Daily                Current
   Brockhouse & Cooper Inc.                   Quarterly            Current
   Brown Brothers Harriman & Co.              Daily                Current
   Callan Associates Inc.                     As needed            Current
   Cambridge Associates LLC                   Quarterly            Current
   Charles River Systems, Inc.                As needed            Current
   Charles Schwab & Co., Inc.                 As needed            Current
   Citibank, N.A.                             Daily                Current
   CMS BondEdge                               As needed            Current
   Consulting Services Group, LLC             As needed            Current
   Deloitte & Touche LLP                      As needed            Current
   Deloitte Tax LLP                           As needed            Current
   Dresdner Bank, AG New York Branch          As needed            Current
   Eagle Investment Systems Corp.             As needed            Current
   Eaton Vance Management                     As needed            Current

   NAME                                       FREQUENCY            LAG TIME
   ----                                       ---------            --------
   Ernst & Young LLP                          As needed            Current
   Ennis, Knupp & Associates, Inc.            As needed            Current
   FactSet Research Systems, Inc.             As needed            Current
   Financial Models Company, Inc.             As needed            Current
   FT Interactive Data Corporation            Daily                Current
   Institutional Shareholder Services, Inc.   Daily                Current
   International Data Corporation             Daily                Current
   Investment Technology Group, Inc.          Daily                Current
   Jeffrey Slocum & Associates, Inc.          As needed            Current
   Lehman Brothers Inc.                       Daily                Current
   Marco Consulting Group, Inc.               Monthly              Current
   Marquette Associates                       As needed            Current
   Markit Loans, Inc.                         Daily                Current
   Mercer Investment Consulting, Inc.         As needed            Current
   Merrill Communications LLC                 Semi-annually        5 days
   Moody's Investors Service Inc.             Weekly               7 days or more
   New England Pension Consultants            Monthly              Current
   Omgeo LLC                                  Daily                Current
   PricewaterhouseCoopers LLP                 As needed            Current
   Prima Capital Management, Inc.             Quarterly            15 days
   R.V. Kuhns & Associates                    As needed            Current
   Reuters America Inc.                       Daily                Current
   Rocaton Investment Advisors, LLC           As needed            Current
   Rogerscasey, Inc.                          Quarterly            Current
   Russell/Mellon Analytical Services, LLC    Monthly              Current
   Sapient Corporation                        As needed            Current
   SEI Investments                            As needed            Current
   SimCorp USA, Inc.                          As needed            Current
   Standard & Poor's                          Daily                Current
   Standard & Poor's Financial Services       Weekly               2 days or more
   Standard & Poor's Securities Evaluation    Daily                Current
   State Street Bank and Trust Company        Daily                Current
   Stratford Advisory Group, Inc.             As needed            Current
   Summit Strategies Group                    Monthly; Quarterly   Current
   The Yield Book Inc.                        Daily                Current
   Tower Investment                           As needed            30 days
   Wachovia Securities LLC                    As needed            Current
   Wall Street On Demand, Inc.                Monthly; Quarterly   30 days; 15 days
   Wilshire Associates Incorporated           As needed            Current
   Yanni Partners, Inc.                       Quarterly            Current
   Zephyr Associates, Inc.                    Quarterly            Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------


  As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



  A discussion regarding the basis for the Trustees' approval of the Funds' Investment Advisory Agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com.


  Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has voluntarily agreed to reduce the advisory fee to 0.10% of the value of each Fund's average daily net assets. The waiver is voluntary, and could change or be terminated at any time at the discretion of Janus Capital.

  The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31.



                                                              2008                      2007                      2006
                                                    ------------------------  ------------------------  ------------------------
                                                      Advisory     Advisory     Advisory     Advisory     Advisory     Advisory
                                                     Fees Prior   Fees After   Fees Prior   Fees After   Fees Prior   Fees After
Fund Name                                           to Reduction   Reduction  to Reduction   Reduction  to Reduction   Reduction
--------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                              $3,863,567   $1,931,668   $3,155,901   $1,577,950   $12,347,933  $6,173,966
Janus Government Money Market Fund                   $  450,589   $  225,293   $  355,310   $  177,655   $ 1,932,096  $  966,048







  Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund has agreed to compensate Janus Capital for administrative services at the annual rate of 0.50% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

  The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31.




                                                                      2008             2007             2006
                                                                 --------------   --------------   --------------
                                                                 Administration   Administration   Administration
Fund Name                                                             Fees             Fees             Fees
-----------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares                          $9,659,497       $7,889,751       $6,810,852
Janus Government Money Market Fund - Investor Shares               $1,126,481       $  888,274       $  882,900






  Advisory fees are paid on the Fund level, while administration fees are paid on the class level.

  Janus Capital and its affiliates may make payments out of their own assets to selected broker-dealer firms or institutions that sell the Funds or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you.


  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.


  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.


PROXY VOTING POLICIES AND PROCEDURES

  Each Fund's Trustees have delegated to Janus Capital the authority to vote all proxies relating to each Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com/proxyvoting; and
  (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES


  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.


  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. The Funds do not pay a fee to Janus Services.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of Shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The Funds generally buy and sell securities in principal transactions in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions. For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, the Funds did not incur any brokerage commissions.


  For the fiscal year ended October 31, 2008, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.

  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

  As of October 31, 2008, certain Funds owned securities of their regular broker-dealers (or parents) as shown below.


                                              Name of                                     Value of
Fund Name                                  Broker-Dealer                              Securities Owned
------------------------------------------------------------------------------------------------------
Janus Money Market Fund                    Calyon                                       $100,000,000
                                           Citigroup                                      51,000,000
                                           Credit Suisse                                  30,006,840
                                           Deutsche Bank                                 141,000,000
                                           HSCB Securities                               100,000,000
                                           ING Financial                                 100,000,000
                                           J.P. Morgan                                    48,000,000
                                           Societe Generale                              100,000,000
                                           UBS A.G.                                      100,000,000

Janus Government Money Market Fund         Calyon                                       $ 51,000,000
                                           Credit Suisse                                  30,700,000
                                           Societe Generale                               50,000,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.


  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.



-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS/
                             POSITIONS                                                 FUNDS IN FUND
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             BY TRUSTEE           HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.

-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS/
                             POSITIONS                                                 FUNDS IN FUND
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             BY TRUSTEE           HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                                          OFFICE* AND
 NAME, ADDRESS,                                           LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               POSITIONS HELD WITH FUNDS          TIME SERVED    PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
 Craig Jacobson        Executive Vice President and Co-   4/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    Portfolio Manager                                 accounts and Research Analyst for
 Denver, CO 80206      Janus Government Money Market                     Janus Capital.
 DOB: 1970             Fund and
                       Janus Money Market Fund
------------------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice President and Co-   2/99-Present   Vice President of Janus Capital and
 151 Detroit Street    Portfolio Manager                                 Portfolio Manager for other Janus
 Denver, CO 80206      Janus Government Money Market                     accounts.
 DOB: 1961             Fund

                       Executive Vice President and Co-   2/04-Present
                       Portfolio Manager
                       Janus Money Market Fund
------------------------------------------------------------------------------------------------------------
 Robin C. Beery        President and Chief Executive      4/08-Present   Executive Vice President and Chief
 151 Detroit Street    Officer                                           Marketing Officer of Janus Capital
 Denver, CO 80206                                                        Group Inc. and Janus Capital;
 DOB: 1967                                                               Executive Vice President of Janus
                                                                         Distributors LLC and Janus Services
                                                                         LLC; Director of Perkins Investment
                                                                         Management LLC; and Working
                                                                         Director of INTECH Investment
                                                                         Management LLC (formerly named
                                                                         Enhanced Investment Technologies,
                                                                         LLC). Formerly, President (2002-
                                                                         2007) and Director (2000-2007) of
                                                                         The Janus Foundation; President
                                                                         (2004-2006) and Vice President and
                                                                         Chief Marketing Officer (2003-2004)
                                                                         of Janus Services LLC; and Senior
                                                                         Vice President (2003-2005) of Janus
                                                                         Capital Group Inc. and Janus
                                                                         Capital.
------------------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel and            1/06-Present   Vice President and Assistant
 Grauerholz-Lofton     Secretary                                         General Counsel of Janus Capital,
 151 Detroit Street                                                      and Vice President and Assistant
 Denver, CO 80206      Vice President                     3/06-Present   Secretary of Janus Distributors
 DOB: 1970                                                               LLC. Formerly, Assistant Vice
                                                                         President of Janus Capital and
                                                                         Janus Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief Compliance   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Officer, and Anti-Money                           Compliance Officer of Janus
 Denver, CO 80206      Laundering Officer                                Capital, Janus Distributors LLC,
 DOB: 1957                                                               and Janus Services LLC; and Vice
                                                                         President of INTECH Investment
                                                                         Management LLC (formerly named
                                                                         Enhanced Investment Technologies,
                                                                         LLC). Formerly, Chief Compliance
                                                                         Officer of Bay Isle Financial LLC
                                                                         (2003-2008) and INTECH Investment
                                                                         Management LLC (2003-2005); Vice
                                                                         President of Janus Capital (2000-
                                                                         2005) and Janus Services LLC (2004-
                                                                         2005); and Assistant Vice President
                                                                         of Janus Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial Officer            3/05-Present   Vice President of Janus Capital.
 151 Detroit Street                                                      Formerly, Director of Financial
 Denver, CO 80206      Vice President, Treasurer, and     2/05-Present   Reporting for OppenheimerFunds,
 DOB: 1962             Principal Accounting Officer                      Inc. (2004-2005).
------------------------------------------------------------------------------------------------------------




* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:


----------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                         MEETINGS HELD
                                                                     MEMBERS                             DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)              FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)                  4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
----------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)                    4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
----------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)                  5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
----------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                     11
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)                  4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
----------------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr. (Chair)             6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   William F. McCalpin
                              consults with Management in planning   Dennis B. Mullen
                              Trustee meetings, and oversees the
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
----------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)                17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
----------------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Funds that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.




----------------------------------------------------------------------------------------------------------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                         DOLLAR RANGE OF EQUITY                                        COMPANIES OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE         SECURITIES IN THE FUNDS                                       FUNDS
----------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin     Janus Money Market Fund - Investor Shares  $100,001-$500,000                             Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro        None                                                                                     Over $100,000(1)
----------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.   None                                                                                     Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen        None                                                                                     Over $100,000(1)
----------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe          Janus Money Market Fund - Investor Shares      Over $100,000                             Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart      Janus Money Market Fund - Investor Shares      Over $100,000                             Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger     None                                                                                     Over $100,000(1)
----------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf           None                                                                                     Over $100,000(1)
----------------------------------------------------------------------------------------------------------------------------------




(1) Ownership shown includes amounts held under a deferred fee agreement that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").




                                                         Aggregate Compensation            Total Compensation
                                                           from the Funds for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                    October 31, 2008             December 31, 2008(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $7,370                         $391,500
  Jerome S. Contro, Trustee                                      $6,342                         $303,000
  John W. McCarter, Jr., Trustee                                 $5,895                         $281,250
  Dennis B. Mullen, Trustee(4)                                   $6,385                         $344,872
  James T. Rothe, Trustee                                        $5,885                         $306,250
  William D. Stewart, Trustee                                    $7,924                         $309,250
  Martin H. Waldinger, Trustee                                   $5,131                         $272,500
  Linda S. Wolf, Trustee                                         $8,663                         $293,750






(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.


(3) Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.


(4) Aggregate Compensation received from the Funds includes additional compensation paid for services as Independent Chairman of the Board of Trustees from November 1, 2007 to December 31, 2007.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


  Shares are purchased at the NAV per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund. A Fund's NAV is calculated each day that the NYSE is open. As stated in the Prospectuses, the Funds each seek to maintain a stable NAV per share of $1.00. The "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses contains detailed information about the purchase of Shares.

NET ASSET VALUE DETERMINATION

  Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
  (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  If investors do not elect online at www.janus.com, in writing, or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually sent to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing, or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------



  Procedures for redeeming shares are set forth in the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its Shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.





  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Janus Money Market Fund and Janus Government Money Market Fund, in the Program. For additional details, please see the Funds' prospectus as may be supplemented.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the 1940 Act and the rules and regulations thereunder.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


  Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative, or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

ONLINE AND TELEPHONE TRANSACTIONS

  As stated in the Prospectuses, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Funds, their transfer agent, and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions, and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus Capital. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus Capital immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

  As stated in the "Shareholder's Manual" or "Shareholder's Guide" section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of Shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio holdings, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

  Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative, or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------


  The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund Shares, depending on rules prescribed by the Internal Revenue Code of 1986, as amended, and the regulations thereunder. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships, and small business owners (including sole proprietors), for the benefit of business owners and their employees. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

  Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

  Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, with the exception of Roth IRAs, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

  Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

  To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Coverdell Education Savings Accounts, along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative, or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.


  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares.



  Orders for purchase will be accepted and effected as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares of a Fund will be effected as of the close of the NYSE, and such redemption will generally include dividends declared through the day of redemption. If Shares of a Fund were originally purchased by check or through an Automated Investment Program, the Fund may delay transmittal of redemption proceeds up to 15 days in order to ensure that purchase funds have been collected. Closing times for purchase and redemption of Shares may be changed for days on which the bond markets or the NYSE close early. The Funds reserve the right to require purchase and redemption requests prior to 4:00 p.m. (New York time) on days when the bond markets or NYSE close early. Janus Government Money Market Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early).



  Distributions for the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.



  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  To the best knowledge of the Trust, as of January 31, 2009, the officers and Trustees as a group owned less than 1% of the outstanding Shares of the Funds.



  To the knowledge of the Funds, no shareholder owned 5% or more of the outstanding Shares of any Fund included in this SAI as of January 31, 2009.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 28 separate series, two of which currently offer two classes of shares. Additional series and/or classes may be created from time to time.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.


  The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, and Janus Government Money Market Fund each offer one class of shares, which are offered to the general public.


SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


  The following audited financial statements for the period ended October 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2008.



  Schedules of Investments as of October 31, 2008



  Statements of Operations for the period ended October 31, 2008



  Statements of Assets and Liabilities as of October 31, 2008


  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES RATINGS




STANDARD & POOR'S, MOODY'S, AND FITCH, INC.


  MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

  The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

  The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  SHORT-TERM MUNICIPAL LOANS

  S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  --------------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.



APPENDIX B
--------------------------------------------------------------------------------


DESCRIPTION OF MUNICIPAL SECURITIES

  MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

  1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

  2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

  6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

  MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

  1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

  2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

  In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).

  3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

  While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

  Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

  OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, a Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria described in the Prospectuses.

  Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                       This page intentionally left blank.

                       This page intentionally left blank.

                                  (JANUS LOGO)
                                www.janus.com

                                PO Box 173375
                                Denver, CO 80217-3375
                                1-800-525-3713

                                 February 27, 2009



                                 Janus Smart Portfolio-Growth
                                 Janus Smart Portfolio-Moderate
                                 Janus Smart Portfolio-Conservative




                              JANUS INVESTMENT FUND
                             JANUS SMART PORTFOLIOS

                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Portfolios listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, subadvisers are responsible for the day-to-day operations of certain underlying funds.


    This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated February 27, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust at www.janus.com, by calling 1-877-335-2687, or by writing the Portfolios at the address shown on the back of this SAI. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, at www.janus.com, by calling 1-877-335-2687, or by writing the Portfolios at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser............................................................    38

Custodian, Transfer Agent, and Certain Affiliations...........................    44

Portfolio Transactions and Brokerage..........................................    45

Trustees and Officers.........................................................    46

Purchase of Shares............................................................    53
  Net Asset Value Determination...............................................    53
  Reinvestment of Dividends and Distributions.................................    54

Redemption of Shares..........................................................    55

Shareholder Accounts..........................................................    56
  Online and Telephone Transactions...........................................    56
  Systematic Redemptions......................................................    56

Tax-Deferred Accounts.........................................................    57

Income Dividends, Capital Gains Distributions, and Tax Status.................    58

Principal Shareholders........................................................    60

Miscellaneous Information.....................................................    61
  Shares of the Trust.........................................................    61
  Shareholder Meetings........................................................    61
  Voting Rights...............................................................    61
  Master/Feeder Option........................................................    62
  Independent Registered Public Accounting Firm...............................    62
  Registration Statement......................................................    62

Financial Statements..........................................................    63

Appendix A....................................................................    64
  Explanation of Rating Categories............................................    64

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about three series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

  Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus Smart Portfolio-Conservative are referred to collectively in this SAI as the "Smart Portfolios" or "Portfolios."

  The Portfolios' adviser, Janus Capital, intends to operate each Portfolio as "a fund of funds," meaning that substantially all of the Portfolios' assets will be invested in other Janus mutual funds it advises (the "underlying funds"), as described in the Portfolios' Prospectuses. Additional detail about each of the underlying funds is available in their prospectuses and SAIs.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus Smart Portfolio-Conservative are classified as diversified.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  UNDERLYING FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds").



  UNDERLYING FUNDS SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, Janus Adviser Perkins Small Company Value Fund, and Perkins Mid Cap Value Fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE PORTFOLIOS

  The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
  (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy.

  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  The following policies are fundamental policies of the Portfolios.

  (1) With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

  Each Portfolio may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

  (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that the Portfolios may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

  (2) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (3) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (4) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (5) The Portfolios may not invest in companies for the purpose of exercising control of management.


  Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.


  For purposes of each Portfolio's policies on investing in particular industries, the Portfolios invest in underlying funds that rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES AND RISKS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

  This section discusses investment strategies of the Portfolios. These strategies may also apply to the underlying funds in which the Smart Portfolios may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to the Smart Portfolios' overall risk profile.

Diversification


  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. An underlying fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as "diversified." This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.


Cash Position

  As discussed in the Portfolios' Prospectuses and the underlying funds' prospectuses, a Portfolio's or an underlying fund's cash position may temporarily increase under various circumstances. Securities that the Portfolios or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio or underlying fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  The underlying Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Portfolio or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio or an underlying fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.


  Reverse repurchase agreements are transactions in which a Portfolio or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. A Portfolio or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables a Portfolio or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio or an underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio or an underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio's holdings or an underlying fund's portfolio holdings, although the Portfolio's or the underlying fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Portfolio or the underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.


INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS

  The Smart Portfolios are "fund of funds" that invest in other underlying funds and do not directly invest in the securities or use the investment techniques described in this section. This section discusses investment strategies of the underlying funds in which the Smart Portfolios may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to the Smart Portfolios' overall risk profile.

Illiquid Investments


  Each underlying fund (except Janus Money Market Fund) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Janus Money Market Fund may only invest up to 10% of its net assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of a fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security.


  Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of an underlying fund's net assets after the time of purchase, the underlying fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.


  Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.


  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund's NAV.

Securities Lending


  Under procedures adopted by their Trustees, the underlying funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying funds do not have the right to vote on securities while they are being lent; however, they may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.


Foreign Securities


  Within the parameters of its specific investment policies, each underlying fund, including the Risk-Managed Funds to the extent that foreign securities may be included in their respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:


  CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of their specific investment policies, the underlying funds, particularly Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). The underlying Janus Adviser Global Real Estate Fund and Janus Adviser International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. The underlying Janus Adviser Contrarian Fund, Janus Adviser Growth and Income Fund, Janus Adviser Long/Short Fund, Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Contrarian Fund, Janus Growth and Income Fund, Janus Orion Fund, and Janus Research Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and Form N-Q reports, which are filed with the SEC.


Borrowing


  The underlying Janus Adviser Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The underlying fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.


  The use of borrowing by the underlying Janus Adviser Long/Short Fund involves special risk considerations that may not be associated with other underlying funds having similar policies. Because substantially all of the underlying fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the underlying fund's agreement with its lender, the NAV per share of the underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the underlying fund compared with what it would have been without leverage.


Short Sales

  Each underlying fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

  Each underlying fund, except the Risk-Managed Funds and Janus Money Market Fund, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

  The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund's borrowing restrictions. This requirement to segregate assets limits an underlying fund's leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. With the exception of the underlying Janus Adviser Long/Short Fund, the total market value of all of an underlying fund's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities


  Within the parameters of its specific investment policies, each underlying fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus Flexible Bond Fund, and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind, securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund might obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which underlying fund expenses could be allocated and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association

  ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.


  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.


  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.


  The underlying funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The underlying funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds' prospectuses may apply.

Investment Company Securities

  Each of the Smart Portfolios may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) of the 1940 Act.


  From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company's voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.



  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.


Depositary Receipts

  The underlying funds, including the Risk-Managed Funds to the extent that they may be included in their benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds' prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the underlying funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the underlying funds may invest in REITs. The underlying Janus Adviser Global Real Estate Fund may invest a significant amount of its assets in these types of securities.

  REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls


  The underlying Janus Adviser Flexible Bond Fund, Janus Adviser Global Real Estate Fund, Janus Adviser High-Yield Fund, Janus Adviser Long/Short Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  An underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on an underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans and Floating Rate Loans


  The underlying Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund (no more than 20% of an underlying fund's total assets), and Janus Adviser Long/Short Fund (no more than 5% of the underlying fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities.



  Floating rate loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing. The underlying funds generally invest in floating rate loans by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.




  When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund's NAV.

  In the cases of an underlying fund's investments in floating rate loans through participation interests, an underlying fund may be more susceptible to the risks of the financial services industries. An underlying fund may also be subject to greater risks and delays than if the underlying fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to an underlying fund, the underlying fund may be subject to loss of income and/or principal. Additionally, an underlying fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which an underlying fund may have to enforce its rights may not have the same interests as the underlying fund. The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.



  HOW FLOATING RATE LOANS ARE ARRANGED
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. The borrower compensates the agent for its services (which may include structuring the loan, funding the loan, and other continuing services). In larger transactions, there may be several agents. The borrower enters into a loan agreement with the lender or lending syndicate. In a typical floating rate loan arrangement, an agent may administer the loan agreement and may be responsible for the collection of all interest, principal, and fee payments from the borrower. Upon any default, the agent may enforce the terms of the loan following instruction from the lenders.

  In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments.

  While the underlying funds generally expect to invest in fully funded term loans, certain of the senior loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in senior floating rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

  Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund's return.

  Floating rate loan transactions may include agents and other intermediate participants who are generally in the financial services industry. Such parties are typically banks, insurance companies, finance companies, and other financial institutions. While the underlying funds consider the borrower as the issuer of a floating rate loan in most transactions, an underlying fund may be subject to the risks associated with the financial services sector. Companies in the financial services sector may be more susceptible to economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy, governmental regulations concerning those industries, capital raising activities, and fluctuations in the financial markets.

  INTEREST RATE BENCHMARKS
  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically.

  If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in an underlying fund's net asset value as a result of changes in interest rates. An underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

  COLLATERAL
  Senior floating rate loans generally hold a senior position in the capital structure of a borrower. The senior position in the borrower's capital structure generally gives holders of senior loans a claim to certain of the borrower's assets that is senior to subordinated debt, preferred stock, and common stock in the case of a borrower's default.

  Collateral might include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees by or securities of affiliates of the borrower. In certain cases, collateral may consist solely of securities of the borrower. For an underlying fund's secured or collateralized investments, lenders may have difficulty liquidating collateral, the collateral might decline in value or be insufficient, or the collateral might be set aside in a court proceeding such as a bankruptcy proceeding. There may be many claims by other lenders against the same collateral.

  Additionally, most borrowers pay debts from generated cash flow. If the borrower's cash flow is insufficient to pay its debts, it may seek to restructure the terms of the loan rather than sell collateral. Such restructuring may be in the form of bankruptcy protection or a negotiated work-out. In the event of such restructurings, an underlying fund may not recover the full amount of interest and principal due, which in turn would negatively affect the underlying fund's returns.

  The underlying funds may also invest in senior and junior subordinated debt and unsecured loans, which may have a higher risk of loss, as there may be little or no collateral on which a lender can foreclose.

  CONDITION OF BORROWERS IN FLOATING RATE LOAN ARRANGEMENTS

  Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. Companies involved in recapitalizations, acquisitions, or refinancing are often borrowers in floating rate loan arrangements.


  The underlying funds may acquire interests in floating rate loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of assets or longer term financing. Bridge loans involve the risk that the borrower will be unable to secure other financing to replace the bridge loan, which may impair the borrower's creditworthiness and affect the value of an underlying fund's investment in such loan.

  CREDIT ANALYSIS
  Each underlying fund's portfolio managers and/or investment personnel perform credit analysis on the borrower but typically do not perform credit analysis on the agent or other intermediate participants.

  To the extent that intermediate participants such as financial institutions become subject to regulations that impact the ability of such financial institutions to make senior floating rate loans, the availability of such loans for investment may become limited. Further, legislation or regulation could depress the market value of such loans.

  The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.



  TRADING OF FLOATING RATE LOANS AND SUPPLY OF FLOATING RATE LOANS
  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. Therefore, an underlying fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer, and only limited opportunities may exist to sell such securities in secondary markets. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  OTHER FLOATING RATE SECURITIES
  The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). The underlying Janus Adviser High-Yield Fund and Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% of its net assets (Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Adviser Forty Fund, Janus Adviser Global Real Estate Fund, Janus Adviser Global Research Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Forty Fund, Janus Adviser International Growth Fund, Janus Adviser Long/Short Fund, Janus Adviser Orion Fund, Janus Adviser Research Core Fund, Janus Adviser Worldwide Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) or 20% of its net assets (Janus Adviser Contrarian Fund, Janus Adviser International Equity Fund, Janus Adviser Large Cap Growth Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, Janus Adviser Perkins Small Company Value Fund, Janus Adviser Small-Mid Growth Fund, Janus Contrarian Fund, and Perkins Mid Cap Value Fund). The underlying Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.


  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds may be included in each underlying fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the underlying funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments

  The underlying funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  An underlying fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When an underlying fund invests in a derivative for speculative purposes, the underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The underlying funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the underlying fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.


  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.


  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.


  FUTURES CONTRACTS. The underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the underlying funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of an underlying fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of an underlying fund, that underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the underlying funds do business. FCMs may no longer maintain margin assets with the underlying funds' custodian or subcustodian and are required to hold such accounts directly.

  The underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The underlying funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the underlying funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because an underlying fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such underlying fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


  The underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the underlying fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that underlying fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that underlying fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company's stock. To the extent an underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such underlying fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that underlying fund with respect to the futures contracts. Conversely, if an underlying fund holds stocks and seeks to protect itself from a decrease in stock prices, the underlying fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if an underlying fund holds an individual company's stock and expects the price of that stock to decline, the underlying fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If an underlying fund, with the exception of the underlying Risk-Managed Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that underlying fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that underlying fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the underlying fund's interest rate futures contract would increase, thereby keeping the NAV of the underlying fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, an underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the underlying funds. An underlying fund's performance could be worse than if such underlying fund had not used such instruments. For example, if an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that underlying fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the underlying fund's portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such underlying fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to an underlying fund will not match exactly such underlying fund's current or potential investments. An underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such underlying fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with an underlying fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between an underlying fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. An underlying fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in an underlying fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that underlying fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such underlying fund's access to other assets held to cover its futures positions also could be impaired.


  OPTIONS ON FUTURES CONTRACTS. The underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.


  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that underlying fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that underlying fund is considering buying. If a call or put option an underlying fund has written is exercised, such underlying fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, an underlying fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The underlying funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


  The following discussion summarizes the underlying funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). An underlying fund may enter into forward currency contracts with stated contract values of up to the value of that underlying fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). An underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. An underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). An underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. An underlying fund also may enter into a forward currency contract with respect to a currency where the underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").


  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on an underlying fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting an underlying fund's currency exposure from one foreign currency to another removes that underlying fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such underlying fund if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for an underlying fund than if it had not entered into such contracts.

  In general, the underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such underlying fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such underlying fund's commitments with respect to such contracts. As an alternative to segregating assets, an underlying fund may buy call options permitting such underlying fund to buy the amount of foreign currency being hedged by a forward sale contract, or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying funds' ability to utilize forward contracts may be restricted. In addition, an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge underlying fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The underlying funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an underlying fund may buy put options on the foreign currency. If the value of the currency declines, such underlying fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require such underlying fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, an underlying fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and an underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by an underlying fund is "covered" if that underlying fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such underlying fund in cash or other liquid assets in a segregated account with the underlying fund's custodian.

  The underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, an underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. The underlying funds, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an underlying fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

  An underlying fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that underlying fund. Such participation may subject an underlying fund to expenses such as legal fees and may make that underlying fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that underlying fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by an underlying fund on such committees also may expose that underlying fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that underlying fund's rights as a creditor or to protect the value of securities held by that underlying fund.


  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the underlying funds may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The underlying funds may write and buy options on the same types of securities that the underlying funds may purchase directly. The underlying funds may utilize American-style and European-style options. An

  American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.



  A put option written by an underlying fund is "covered" if that underlying fund segregates cash or other liquid assets with the underlying fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A put option is also deemed to be "covered" if an underlying fund holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that underlying fund in cash or other liquid assets in a segregated account with its custodian.



  A call option written by an underlying fund is "covered" if that underlying fund segregates cash or other liquid assets with the underlying funds' custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A written call option is also "covered" if the underlying fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the underlying fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be "covered" if an underlying fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written; or
  (ii) is greater than the exercise price of the call written if the difference is maintained by that underlying fund in cash or other liquid assets in a segregated account with its custodian.





  An underlying fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.



  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.


  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, such underlying fund will effect a closing transaction prior to or concurrent with the sale of the security.

  An underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. An underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by an underlying fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, an underlying fund may not be able to effect closing transactions in particular options and that underlying fund would have to exercise the options in order to realize any profit. If an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  An underlying fund may write options in connection with buy-and-write transactions. In other words, an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an underlying fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that underlying fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an underlying fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an underlying fund may elect to close the position or take delivery of the security at the exercise price and that underlying fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  An underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, an underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  An underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such underlying fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that underlying fund.

  An underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The underlying funds may also purchase and write OTC options on foreign securities indices.

  The underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The underlying funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in an underlying fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. An underlying fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The underlying funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The underlying funds may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. An underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from an underlying fund. The underlying funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with an underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of an underlying fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the underlying fund's custodian. If an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.


  Swap agreements entail the risk that a party will default on its payment obligations to the underlying fund. If there is a default by the other party to such a transaction, an underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that an underlying fund will not be able to meet its obligation to the counterparty.


  An underlying fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.


  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. An underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the underlying fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, an underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an underlying fund would keep the stream of payments and would have no payment obligations. As the seller, an underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that underlying fund would be subject to investment exposure on the notional amount of the swap. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the underlying fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, an underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by an underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to an underlying fund.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.


  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify an underlying fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.



  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, an underlying fund's ability to resell such a structured instrument may be more limited than its ability to resell other underlying fund securities. The underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each underlying fund's net assets, when combined with all other illiquid investments of each underlying fund.


Investment Strategies and Risks Applicable only to the Underlying Janus Money Market Fund

  The underlying Janus Money Market Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the underlying Janus Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, the underlying Janus Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying Janus Money Market Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, the underlying Janus Money Market Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the underlying Janus Money Market Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the underlying Janus Money Market Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) 5% of its total assets in second-tier securities.


  The following is a discussion regarding types of securities in which the underlying Janus Money Market Fund may invest. This information supplements and should be read in conjunction with the underlying Janus Money Market Fund's prospectus.


Participation Interests

  The underlying Janus Money Market Fund may purchase participation interests in loans or securities in which the underlying Janus Money Market Fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the underlying Janus Money Market Fund an undivided interest in the underlying loans or securities in the proportion that the underlying Janus Money Market Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the underlying Janus Money Market Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the underlying Janus Money Market Fund's participation interest. The underlying Janus Money Market Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying Janus Money Market Fund's investment portfolio. The underlying Janus Money Market Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  The underlying Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the underlying Janus Money Market Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the underlying Janus Money Market Fund, as well as other money market rates of interest. The underlying Janus Money Market Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The underlying Janus Money Market Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the underlying Janus Money Market Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The underlying Janus Money Market Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The underlying Janus Money Market Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
  (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the underlying Janus Money Market Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The underlying Janus Money Market Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the underlying Janus Money Market Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the underlying Janus Money Market Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the underlying Janus Money Market Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the underlying Janus Money Market Fund's collateral focuses in one or more sectors, such as banks and financial services, the underlying Janus Money Market Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the underlying Janus Money Market Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the underlying Janus Money Market Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

  Reverse repurchase agreements are transactions in which the underlying Janus Money Market Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date, and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The underlying Janus Money Market Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.


  Generally, a reverse repurchase agreement enables the underlying Janus Money Market Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the underlying Janus Money Market Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the underlying Janus Money Market Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the underlying Janus Money Market Fund's portfolio, although the underlying Janus Money Market Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the underlying Janus Money Market Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The underlying Janus Money Market Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.





  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the underlying Janus Money Market Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying Janus Money Market Fund.


When-Issued and Delayed Delivery Securities

  The underlying Janus Money Market Fund may purchase securities on a when-issued or delayed delivery basis. The underlying Janus Money Market Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the underlying Janus Money Market Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the underlying Janus Money Market Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the underlying Janus Money Market Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations

  The underlying Janus Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, some of these securities, however, are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

  The underlying Janus Money Market Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

  The underlying Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the underlying Janus Money Market Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The underlying Janus Money Market Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the underlying Janus Money Market Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the underlying Janus Money Market Fund but may be subject to early withdrawal penalties that could reduce the underlying Janus Money Market Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases


  The underlying Janus Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The underlying Janus Money Market Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets certain criteria.


  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the underlying Janus Money Market Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the underlying Janus Money Market Fund.

PORTFOLIO TURNOVER


  Portfolio turnover rates for the fiscal years ended October 31, 2008 and October 31, 2007 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio's investments, and the investment style and/or outlook of the portfolio manager. A Portfolio's turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.



                                                            Portfolio Turnover Rate for    Portfolio Turnover Rate for
                                                               the fiscal year ended          the fiscal year ended
Portfolio Name                                                    October 31, 2008               October 31, 2007
----------------------------------------------------------------------------------------------------------------------
Janus Smart Portfolio - Growth                                          55%                            19%

Janus Smart Portfolio - Moderate                                        71%                            15%

Janus Smart Portfolio - Conservative                                    90%                            16%






PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the Portfolios and to protect the confidentiality of the Portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each Fund at www.janus.com.


  - TOP HOLDINGS. Each Portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  - OTHER INFORMATION. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY            LAG TIME
   ----                                       ---------            --------
   ACA Compliance Group                       As needed            Current
   Bowne & Company Inc.                       Daily                Current
   Brockhouse & Cooper Inc.                   Quarterly            Current
   Brown Brothers Harriman & Co.              Daily                Current
   Callan Associates Inc.                     As needed            Current
   Cambridge Associates LLC                   Quarterly            Current
   Charles River Systems, Inc.                As needed            Current
   Charles Schwab & Co., Inc.                 As needed            Current
   Citibank, N.A.                             Daily                Current
   CMS BondEdge                               As needed            Current
   Consulting Services Group, LLC             As needed            Current
   Deloitte & Touche LLP                      As needed            Current
   Deloitte Tax LLP                           As needed            Current
   Dresdner Bank, AG New York Branch          As needed            Current
   Eagle Investment Systems Corp.             As needed            Current
   Eaton Vance Management                     As needed            Current
   Ernst & Young LLP                          As needed            Current
   Ennis, Knupp & Associates, Inc.            As needed            Current
   FactSet Research Systems, Inc.             As needed            Current
   Financial Models Company, Inc.             As needed            Current
   FT Interactive Data Corporation            Daily                Current
   Institutional Shareholder Services, Inc.   Daily                Current
   International Data Corporation             Daily                Current
   Investment Technology Group, Inc.          Daily                Current
   Jeffrey Slocum & Associates, Inc.          As needed            Current
   Lehman Brothers Inc.                       Daily                Current
   Marco Consulting Group, Inc.               Monthly              Current
   Marquette Associates                       As needed            Current
   Markit Loans, Inc.                         Daily                Current
   Mercer Investment Consulting, Inc.         As needed            Current
   Merrill Communications LLC                 Semi-annually        5 days
   Moody's Investors Service Inc.             Weekly               7 days or more
   New England Pension Consultants            Monthly              Current
   Omgeo LLC                                  Daily                Current

   NAME                                       FREQUENCY            LAG TIME
   ----                                       ---------            --------
   PricewaterhouseCoopers LLP                 As needed            Current
   Prima Capital Management, Inc.             Quarterly            15 days
   R.V. Kuhns & Associates                    As needed            Current
   Reuters America Inc.                       Daily                Current
   Rocaton Investment Advisors, LLC           As needed            Current
   Rogerscasey, Inc.                          Quarterly            Current
   Russell/Mellon Analytical Services, LLC    Monthly              Current
   Sapient Corporation                        As needed            Current
   SEI Investments                            As needed            Current
   SimCorp USA, Inc.                          As needed            Current
   Standard & Poor's                          Daily                Current
   Standard & Poor's Financial Services       Weekly               2 days or more
   Standard & Poor's Securities Evaluation    Daily                Current
   State Street Bank and Trust Company        Daily                Current
   Stratford Advisory Group, Inc.             As needed            Current
   Summit Strategies Group                    Monthly; Quarterly   Current
   The Yield Book Inc.                        Daily                Current
   Tower Investment                           As needed            30 days
   Wachovia Securities LLC                    As needed            Current
   Wall Street On Demand, Inc.                Monthly; Quarterly   30 days; 15 days
   Wilshire Associates Incorporated           As needed            Current
   Yanni Partners, Inc.                       Quarterly            Current
   Zephyr Associates, Inc.                    Quarterly            Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the Portfolios may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Portfolio and each underlying fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios. As discussed in this section, Janus Capital has delegated certain of these duties for certain underlying funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


  Each Smart Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees") and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory
  Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.


  A discussion regarding the basis for the Trustees' approval of the Portfolios' Investment Advisory Agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com.



  Janus Capital has agreed to bear certain expenses incurred in connection with the operation of the Portfolios. The Portfolios will pay those expenses not assumed by Janus Capital, including interest and taxes, brokerage commissions and all other expenses in connection with execution of portfolio transactions, fees and expenses of Independent Trustees and their legal counsel, fees and expenses of consultants to the Portfolios, audit fees, extraordinary costs and expenses of shareholder meetings and reports to shareholders, and transfer agency fees and expenses.



  Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the investment style of the underlying funds' portfolio managers and/or investment personnel. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.



  The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio and is calculated at the annual rate of 0.05%.



  EXPENSE LIMITATIONS



  Janus Capital agreed by contract to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of the Portfolios, refer to the table in the "Fees and Expenses" section of the Portfolios' Prospectuses. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue such waivers until at least March 1, 2010.


                                                                                 Expense Limit
Portfolio Name                                                                  Percentage (%)
----------------------------------------------------------------------------------------------
Janus Smart Portfolio-Growth                                                         0.24
Janus Smart Portfolio-Moderate                                                       0.20
Janus Smart Portfolio-Conservative                                                   0.17


  Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Portfolios for a three-year period commencing with the operations of the Portfolios, provided that at no time during such period shall the normal operating expenses allocated to the Portfolios, with the exceptions noted above, exceed the percentages stated.

  The Portfolios benefit from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds' advisory fees.


  The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the fiscal years ended October 31. The information presented in the table below reflects the investment advisory fees in effect during the fiscal years shown.



                                                                       2008                       2007
                                                             -----------------------    -----------------------
Portfolio Name                                               Advisory Fees   Waivers    Advisory Fees   Waivers
---------------------------------------------------------------------------------------------------------------
Janus Smart Portfolio-Growth                                    $91,546      $24,015       $62,354      $35,502
Janus Smart Portfolio-Moderate                                  $66,325      $48,798       $43,731      $43,731(1)
Janus Smart Portfolio-Conservative                              $44,173      $44,173(1)    $20,756      $20,756(1)






(1) The waiver by Janus Capital exceeded the advisory fee.


UNDERLYING FUNDS


  Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate for each underlying fund. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund's performance relative to its benchmark index. For more information regarding the underlying funds' investment advisory fees and expense limitations, please refer to the underlying funds' prospectuses and statements of additional information.


SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund with INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC). Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying funds. Janus Capital, on behalf of the underlying Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, Janus Adviser Perkins Small Company Value Fund, and Perkins Mid Cap Value Fund, has entered into Sub-Advisory Agreements with Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC). Janus Capital, not the underlying funds, pay a subadvisory fee to Perkins for services provided to the underlying funds.



OTHER PAYMENTS


  Janus Capital and its affiliates may make payments out of their own assets to selected broker-dealer firms or institutions that sell the Portfolios or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Portfolios and, if applicable, considering which share class of a fund is most appropriate for you.


  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.



  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.



  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.


  Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.


  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the Portfolios may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and
  (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

  Each Portfolio's Trustees have delegated to Janus Capital the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available without charge: (i) upon request, by calling 1-800-525-3713; (ii) on the Portfolios' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

  Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES


  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.


  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  The Portfolios own shares in underlying funds. If an underlying fund has a shareholder meeting, the Portfolios normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios and of the underlying funds, except the underlying Janus Money Market Fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the custodian for the underlying Janus Money Market Fund. The custodian holds the underlying fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the underlying fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' and the underlying funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Portfolios.


  For transfer agency and other services, Janus Services receives an asset-weighted fee from each Portfolio based on the average proportion of each Portfolio's total net assets sold directly and the average proportion of each Portfolio's net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Prior to October 13, 2008, each Smart Portfolio paid Janus Services an annual fixed-rate fee of 0.05% of net assets, calculated daily based on each Portfolio's closing net asset value. Janus Services also receives $4 per open shareholder account in each Portfolio. In addition, the Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Portfolios also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Portfolio shareholder transaction confirmations.


  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Portfolios and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Portfolios in connection with the sale of their shares in all states in which such shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Portfolio's shares and accepts orders at NAV. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  The Portfolios will purchase and sell the principal portion of their Portfolio securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Portfolios are not expected to incur brokerage commissions.

  Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds' statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid, please refer to the underlying funds' prospectuses and statements of additional information.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.


  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.



-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/
                             HELD WITH                                                 FUNDS IN FUND
 NAME, ADDRESS,              PORTFO-    LENGTH OF      PRINCIPAL OCCUPATIONS DURING    COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
 AND AGE                     LIOS       TIME SERVED    THE PAST FIVE YEARS             BY TRUSTEE           HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/
                             HELD WITH                                                 FUNDS IN FUND
 NAME, ADDRESS,              PORTFO-    LENGTH OF      PRINCIPAL OCCUPATIONS DURING    COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
 AND AGE                     LIOS       TIME SERVED    THE PAST FIVE YEARS             BY TRUSTEE           HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
-------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                                          OFFICE* AND
 NAME, ADDRESS,                                           LENGTH OF       PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               POSITIONS HELD WITH PORTFOLIOS     TIME SERVED     PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
 Daniel Scherman       Executive Vice President and       12/05-Present   Senior Vice President of Janus
 151 Detroit Street    Portfolio Manager                                  Capital. Formerly, Vice President
 Denver, CO 80206      Janus Smart Portfolio-                             and Director of Risk and Trading
 DOB: 1961             Conservative,                                      for Janus Capital (2006), and
                       Janus Smart Portfolio-Growth,                      Senior Quantitative Analyst and
                       Janus Smart Portfolio-Moderate                     Portfolio Manager (2001-2005) for
                                                                          MFS Investment Management.
-------------------------------------------------------------------------------------------------------------
 Robin C. Beery        President and Chief Executive      4/08-Present    Executive Vice President and Chief
 151 Detroit Street    Officer                                            Marketing Officer of Janus Capital
 Denver, CO 80206                                                         Group Inc. and Janus Capital;
 DOB: 1967                                                                Executive Vice President of Janus
                                                                          Distributors LLC and Janus Services
                                                                          LLC; Director of Perkins Investment
                                                                          Management LLC; and Working
                                                                          Director of INTECH Investment
                                                                          Management LLC (formerly named
                                                                          Enhanced Investment Technologies,
                                                                          LLC). Formerly, President (2002-
                                                                          2007) and Director (2000-2007) of
                                                                          The Janus Foundation; President
                                                                          (2004-2006) and Vice President and
                                                                          Chief Marketing Officer (2003-2004)
                                                                          of Janus Services LLC; and Senior
                                                                          Vice President (2003-2005) of Janus
                                                                          Capital Group Inc. and Janus
                                                                          Capital.
-------------------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel and            1/06-Present    Vice President and Assistant
 Grauerholz-Lofton     Secretary                                          General Counsel of Janus Capital,
 151 Detroit Street                                                       and Vice President and Assistant
 Denver, CO 80206      Vice President                     3/06-Present    Secretary of Janus Distributors
 DOB: 1970                                                                LLC. Formerly, Assistant Vice
                                                                          President of Janus Capital and
                                                                          Janus Distributors LLC (2006).
-------------------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief Compliance   6/02-Present    Senior Vice President and Chief
 151 Detroit Street    Officer, and Anti-Money                            Compliance Officer of Janus
 Denver, CO 80206      Laundering Officer                                 Capital, Janus Distributors LLC,
 DOB: 1957                                                                and Janus Services LLC; and Vice
                                                                          President of INTECH Investment
                                                                          Management LLC (formerly named
                                                                          Enhanced Investment Technologies,
                                                                          LLC). Formerly, Chief Compliance
                                                                          Officer of Bay Isle Financial LLC
                                                                          (2003-2008) and INTECH Investment
                                                                          Management LLC (2003-2005); Vice
                                                                          President of Janus Capital (2000-
                                                                          2005) and Janus Services LLC (2004-
                                                                          2005); and Assistant Vice President
                                                                          of Janus Services LLC (2000-2004).
-------------------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial Officer            3/05-Present    Vice President of Janus Capital.
 151 Detroit Street                                                       Formerly, Director of Financial
 Denver, CO 80206      Vice President, Treasurer, and     2/05-Present    Reporting for OppenheimerFunds,
 DOB: 1962             Principal Accounting Officer                       Inc. (2004-2005).
-------------------------------------------------------------------------------------------------------------




* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



----------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                         MEETINGS HELD
                                                                     MEMBERS                             DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)              FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)                  4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
----------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)                    4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
----------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)                  5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
----------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                     11
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)                  4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
----------------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr. (Chair)             6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   William F. McCalpin
                              consults with Management in planning   Dennis B. Mullen
                              Trustee meetings, and oversees the
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
----------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)                17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
----------------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Portfolios that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                         DOLLAR RANGE OF EQUITY                                   IN ALL REGISTERED INVESTMENT COMPANIES
 NAME OF TRUSTEE         SECURITIES IN THE PORTFOLIOS                             OVERSEEN BY TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin     Janus Smart Portfolio - Growth          $10,001-$50,000                                  Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro        Janus Smart Portfolio - Conservative      Over $100,000                                  Over $100,000(1)
-----------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.   None                                                                                     Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen        None                                                                                     Over $100,000(1)
-----------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe          Janus Smart Portfolio - Growth         $50,001-$100,000                                  Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart      Janus Smart Portfolio - Growth          $10,001-$50,000                                  Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger     None                                                                                     Over $100,000(1)
-----------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf           None                                                                                     Over $100,000(1)
-----------------------------------------------------------------------------------------------------------------------------------





(1) Ownership shown includes amounts held under a deferred fee agreement that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").


                                                          Aggregate Compensation            Total Compensation
                                                         from the Portfolios for         from the Janus Funds for
                                                            fiscal year ended               calendar year ended
Name of Person, Position                                     October 31, 2008             December 31, 2008(1)(2)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                    $1,336                         $391,500
  Jerome S. Contro, Trustee                                       $1,058                         $303,000
  John W. McCarter, Jr., Trustee                                  $1,013                         $281,250
  Dennis B. Mullen, Trustee(4)                                    $1,158                         $344,872
  James T. Rothe, Trustee                                         $1,067                         $306,250
  William D. Stewart, Trustee                                     $1,153                         $309,250
  Martin H. Waldinger, Trustee                                    $  932                         $272,500
  Linda S. Wolf, Trustee                                          $1,037                         $293,750





(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.


(3) Aggregate Compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.


(4) Aggregate Compensation received from the Portfolios includes additional compensation paid for services as Independent Chairman of the Board of Trustees from November 1, 2007 to December 31, 2007.


JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio manager as of October 31, 2008. No accounts included in the totals listed below have a performance-based advisory fee.



                                                        Other Registered   Other Pooled
                                                           Investment       Investment
                                                            Companies        Vehicles     Other Accounts
--------------------------------------------------------------------------------------------------------
Daniel Scherman    Number of Other Accounts Managed                1           None            None
                   Assets in Other Accounts Managed         $180,804           None            None



  MATERIAL CONFLICTS


  As shown in the table above, the Portfolios' portfolio manager may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."


  Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among such underlying funds. In addition, the Portfolios' portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Portfolios.

  COMPENSATION INFORMATION


  The following describes the structure and method of calculating the portfolio manager's compensation as of October 31, 2008.


  The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and for his management of the Portfolios and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary. Fixed compensation is based on the portfolio manager's experience and is designed to be industry competitive.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock and stock options). The funding of the portfolio manager's variable compensation is based on JCGI meeting performance goals and strategic objectives, with actual variable compensation based on individual performance as determined by Janus Capital management. The JCGI goals and objectives that determine the variable compensation funding level include operating margin, asset flows in Janus funds, product line and distribution expansion, brand reinforcement and human capital initiatives. Although certain of the factors are quantitative in nature, the overall assessment of the JCGI goals and objectives is at the discretion of JCGI's Compensation Committee of the Board of Directors.

  The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

OWNERSHIP OF SECURITIES


  As of the fiscal year ended October 31, 2008, the portfolio manager of the Portfolios described in this SAI beneficially owned securities of the Portfolios he manages in the dollar range shown in the following table. The last column of the table also reflects the portfolio manager's aggregate beneficial ownership of all funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds").



-----------------------------------------------------------------------------------------------------------------------------------
                         DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
 INVESTMENT PERSONNEL    MANAGED                                                     IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
-----------------------------------------------------------------------------------------------------------------------------------
 DANIEL G. SCHERMAN      Janus Smart Portfolio - Growth            $50,001-$100,000                              $100,001-$500,000
                         Janus Smart Portfolio - Moderate                      None
                         Janus Smart Portfolio - Conservative                  None
-----------------------------------------------------------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------


  Although the underlying Janus Twenty Fund and Janus Venture Fund are closed, certain investors may continue to invest in these underlying funds and/or open new underlying fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate your eligibility to purchase shares of an underlying fund before your investment is accepted. Shares of the underlying funds are sold at the NAV per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by an underlying fund. The "Shareholder's Manual" or "Shareholder's Guide" section of the underlying funds' prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

  As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the shares of each Portfolio is determined once each day the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The assets of the Portfolios consist primarily of shares of the underlying funds, which are valued at their respective NAVs. The per share NAV of each underlying fund is computed by dividing the total value of an underlying fund's securities and other assets, less liabilities, attributable to the underlying fund, by the total number of outstanding shares. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the underlying funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the underlying funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each underlying fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.


  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.


  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Portfolio's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  If investors do not elect online at www.janus.com, in writing, or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Portfolio's shares are reinvested automatically in additional shares of that Portfolio at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually sent to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Portfolio receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing, or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------



  Procedures for redeeming shares are set forth in the "Shareholder's Manual" or "Shareholder's Guide" section of the Portfolios' Prospectuses. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Portfolio, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.



  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


  Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Portfolios' Prospectuses and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative, or writing to the Portfolios at P.O. Box 173375, Denver, Colorado 80217-3375.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

ONLINE AND TELEPHONE TRANSACTIONS

  As stated in the Prospectuses, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Portfolios, their transfer agent, and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions, and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus Capital. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus Capital immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

  As stated in the "Shareholder's Manual" or "Shareholder's Guide" section of the Portfolios' Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Portfolio's holdings, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

  Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative, or writing the Portfolios.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------


  The Portfolios offer several different types of tax-deferred accounts that an investor may establish to invest in Portfolio shares, depending on rules prescribed by the Internal Revenue Code. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships, and small business owners (including sole proprietors), for the benefit of business owners and their employees. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

  Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

  Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, with the exception of Roth IRAs, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

  Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

  To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Coverdell Education Savings Accounts, along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative, or write to the Portfolios at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.


  It is a policy of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.


  The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

  A Portfolio will invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, a Portfolio's income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (i) dividends paid to a Portfolio from such underlying fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to a Portfolio as ordinary income; (ii) dividends paid to a Portfolio that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to a Portfolio as long-term capital gains; (iii) dividends paid to a Portfolio that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to a Portfolio that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Portfolio as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of a Portfolio's holdings or otherwise), all or a part of the loss will not be deductible by a Portfolio and instead will increase its basis for the newly purchased shares.

  Although an underlying fund will be eligible to elect to "pass-through" to its shareholders (including a Portfolio) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, a Portfolio will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, a Portfolio will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment in company taxable income.

  An underlying fund's investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the underlying fund's performance.

  Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.

  Certain underlying fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  To the best knowledge of the Trust, as of January 31, 2009, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Portfolios.



  To the knowledge of the Portfolios, no shareholder owned 5% or more of the outstanding shares of any Portfolio included in this SAI as of January 31, 2009.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 28 separate series, two of which currently offer two classes of shares. Additional series and/or classes may be created from time to time.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Portfolios could, under certain circumstances, be held liable for the obligations of their Portfolio. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolios and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolios or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Portfolios for all losses and expenses of any Portfolio shareholder held liable for the obligations of their Portfolio. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Portfolios is limited to circumstances in which their Portfolio would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Portfolios to avoid, to the extent possible, liability of shareholders for liabilities of their Portfolio.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. All shares of a Portfolio participate equally in dividends and other distributions by the shares of the same class of that Portfolio, and in residual assets of that class of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights. Shares of each Portfolio may be transferred by endorsement or stock power as is customary, but a Portfolio is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in
  Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Portfolio that you own. Generally, all Portfolios and classes vote together as a single group, except where a separate vote of one or more Portfolios or classes is required by law or where the interests of one or more Portfolios or classes are affected differently from other Portfolios. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve a Portfolio's objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


  The following audited financial statements for the period ended October 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2008.



  Schedules of Investments as of October 31, 2008



  Statements of Operations for the period ended October 31, 2008



  Statements of Assets and Liabilities as of October 31, 2008


  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE



  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.



FITCH, INC.



  LONG-TERM BOND RATING      EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.






FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  --------------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.



MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.





  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by Standard & Poor's Ratings Services ("S&P"). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                                  (JANUS LOGO)
                                www.janus.com

                                PO Box 173375
                                Denver, CO 80217-3375
                                1-800-525-3713

                            February 27, 2009




                            Perkins Mid Cap Value Fund - Institutional Shares*


                                (formerly named Janus Mid Cap Value Fund)


                            Perkins Small Cap Value Fund - Institutional Shares*


                                (formerly named Janus Small Cap Value Fund)







                              JANUS INVESTMENT FUND

                    JANUS VALUE FUNDS - INSTITUTIONAL SHARES


                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day-to-day operations of the Funds.


    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated February 27, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust at www.janus.com, by calling 1-877-335-2687, or by writing the Funds at the address shown on the back of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, at www.janus.com, by calling 1-877-335-2687, or by writing the Funds at the address shown on the back cover of this SAI.


     * These Funds/Classes are closed to new investors. However, current investors may continue to invest in their Fund accounts and/or may open new Fund accounts. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Refer to the "Shareholder's Guide" section of the Funds' Prospectus for more details.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------





Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser and Subadviser.............................................    27

Custodian, Transfer Agent, and Certain Affiliations...........................    39

Portfolio Transactions and Brokerage..........................................    40

Trustees and Officers.........................................................    42

Purchase of Shares............................................................    49
  Net Asset Value Determination...............................................    49
  Reinvestment of Dividends and Distributions.................................    49

Redemption of Shares..........................................................    51

Shareholder Accounts..........................................................    52
  Online and Telephone Transactions...........................................    52
  Systematic Redemptions......................................................    52

Tax-Deferred Accounts.........................................................    53

Income Dividends, Capital Gains Distributions, and Tax Status.................    54

Principal Shareholders........................................................    55

Miscellaneous Information.....................................................    56
  Shares of the Trust.........................................................    56
  Shareholder Meetings........................................................    56
  Voting Rights...............................................................    56
  Master/Feeder Option........................................................    57
  Independent Registered Public Accounting Firm...............................    57
  Registration Statement......................................................    57

Financial Statements..........................................................    58

Appendix A....................................................................    59
  Explanation of Rating Categories............................................    59

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about 2 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. The Funds are classified as diversified.

SUBADVISER


  Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for the Funds.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


  The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.


  (1) With respect to 75% of its total assets, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


  Each Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).

  (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

  (3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Diversification


  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.


Cash Position

  As discussed in the Prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

Illiquid Investments


  Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").


  If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

  Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of a Fund's total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending


  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.


Foreign Securities


  Within the parameters of its specific investment policies, each Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

  Each Fund may engage in "short sales against the box." This technique involves either selling short a security that a Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

  Each Fund may also engage in other short sales. A Fund may engage in short sales when the portfolio managers anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

  The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Fund's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each Fund may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.


  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.


  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.


  The Funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Funds also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectus may apply.

Investment Company Securities

  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring:

  (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Funds and the money market funds or other funds or investment vehicles in which the Funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the money market funds and other funds.


  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectus.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration,Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:


  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.


  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the Funds may invest in REITs.

  REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.


  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.


High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, the Funds will limit their investments in such bonds to 20% of their net assets.


  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


  The Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds may be included in any Fund's limit on investments in bonds rated below investment grade unless its portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Fund may hold defaulted securities if the portfolio managers believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

  The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  A Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.


  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.


  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.


  FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

  The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


  The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


  If a Fund owns interest rate sensitive securities and the portfolio managers expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund's interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.


  OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.


  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


  The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").


  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

  In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

  The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


  EURODOLLAR INSTRUMENTS. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.


  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.



  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.



  A put option written by a Fund is "covered" if that Fund segregates cash or other liquid assets with the Funds' custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A put option is also deemed to be "covered" if a Fund holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.



  A call option written by a Fund is "covered" if that Fund segregates cash or other liquid assets with the Funds' custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A written call option is also "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be "covered" if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held:
  (i) is equal to or less than the exercise price of the call written; or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.





  A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers believe that writing the option would achieve the desired hedge.



  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.


  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

  A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

  The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The Funds may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.


  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, a Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty.



  A Fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.


  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap.

  Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to a Fund.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.


  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.


  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.


PORTFOLIO TURNOVER


  Portfolio turnover rates for the fiscal years ended October 31, 2008 and October 31, 2007 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers. A Fund's portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.




                                                       Portfolio Turnover Rate for     Portfolio Turnover Rate for
                                                          the fiscal year ended           the fiscal year ended
Fund Name                                                    October 31, 2008                October 31, 2007
------------------------------------------------------------------------------------------------------------------
Perkins Mid Cap Value Fund(1)                                      103%                            95%
Perkins Small Cap Value Fund(2)                                    112%(3)                         59%






(1) Formerly named Janus Mid Cap Value Fund.


(2) Formerly named Janus Small Cap Value Fund.


(3) The increase in portfolio turnover rate is due to changes in the portfolio in response to changing market conditions and fluctuating shareholder transactions.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each Fund at www.janus.com.


  - TOP HOLDINGS. Each Fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY            LAG TIME
   ----                                       ---------            --------
   ACA Compliance Group                       As needed            Current
   Bowne & Company Inc.                       Daily                Current
   Brockhouse & Cooper Inc.                   Quarterly            Current
   Brown Brothers Harriman & Co.              Daily                Current
   Callan Associates Inc.                     As needed            Current
   Cambridge Associates LLC                   Quarterly            Current
   Charles River Systems, Inc.                As needed            Current
   Charles Schwab & Co., Inc.                 As needed            Current
   Citibank, N.A.                             Daily                Current
   CMS BondEdge                               As needed            Current
   Consulting Services Group, LLC             As needed            Current
   Deloitte & Touche LLP                      As needed            Current
   Deloitte Tax LLP                           As needed            Current
   Dresdner Bank, AG New York Branch          As needed            Current
   Eagle Investment Systems Corp.             As needed            Current
   Eaton Vance Management                     As needed            Current
   Ernst & Young LLP                          As needed            Current
   Ennis, Knupp & Associates, Inc.            As needed            Current
   FactSet Research Systems, Inc.             As needed            Current
   Financial Models Company, Inc.             As needed            Current
   FT Interactive Data Corporation            Daily                Current
   Institutional Shareholder Services, Inc.   Daily                Current
   International Data Corporation             Daily                Current

   NAME                                       FREQUENCY            LAG TIME
   ----                                       ---------            --------
   Investment Technology Group, Inc.          Daily                Current
   Jeffrey Slocum & Associates, Inc.          As needed            Current
   Lehman Brothers Inc.                       Daily                Current
   Marco Consulting Group, Inc.               Monthly              Current
   Marquette Associates                       As needed            Current
   Markit Loans, Inc.                         Daily                Current
   Mercer Investment Consulting, Inc.         As needed            Current
   Merrill Communications LLC                 Semi-annually        5 days
   Moody's Investors Service Inc.             Weekly               7 days or more
   New England Pension Consultants            Monthly              Current
   Omgeo LLC                                  Daily                Current
   PricewaterhouseCoopers LLP                 As needed            Current
   Prima Capital Management, Inc.             Quarterly            15 days
   R.V. Kuhns & Associates                    As needed            Current
   Reuters America Inc.                       Daily                Current
   Rocaton Investment Advisors, LLC           As needed            Current
   Rogerscasey, Inc.                          Quarterly            Current
   Russell/Mellon Analytical Services, LLC    Monthly              Current
   Sapient Corporation                        As needed            Current
   SEI Investments                            As needed            Current
   SimCorp USA, Inc.                          As needed            Current
   Standard & Poor's                          Daily                Current
   Standard & Poor's Financial Services       Weekly               2 days or more
   Standard & Poor's Securities Evaluation    Daily                Current
   State Street Bank and Trust Company        Daily                Current
   Stratford Advisory Group, Inc.             As needed            Current
   Summit Strategies Group                    Monthly; Quarterly   Current
   The Yield Book Inc.                        Daily                Current
   Tower Investment                           As needed            30 days
   Wachovia Securities LLC                    As needed            Current
   Wall Street On Demand, Inc.                Monthly; Quarterly   30 days; 15 days
   Wilshire Associates Incorporated           As needed            Current
   Yanni Partners, Inc.                       Quarterly            Current
   Zephyr Associates, Inc.                    Quarterly            Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for the Funds to Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and the Subadviser.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Trustees' approval of the Funds' Investment Advisory Agreements and Sub-Advisory Agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge at www.janus.com or by contacting a Janus representative at 1-877-335-2687.



  The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee may adjust up or down based on each Fund's performance relative to its benchmark index over the performance measurement period. The following table reflects the Funds' "base fee" rate prior to any performance fee adjustment.



                                                                               Base Fees (%)
Fund Name                                                                      (annual rate)
--------------------------------------------------------------------------------------------
Perkins Mid Cap Value Fund(1)                                                       0.64
Perkins Small Cap Value Fund(2)                                                     0.72





(1) Formerly named Janus Mid Cap Value Fund.


(2) Formerly named Janus Small Cap Value Fund.

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE




  Effective on the dates shown below, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.



                                                                  Effective Date of      Effective Date of
                                                                   Performance Fee        First Adjustment
  Fund Name                                                          Arrangement          to Advisory Fee
  --------------------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)                                        02/01/06               02/01/07
  Perkins Small Cap Value Fund(2)                                      01/01/09               01/01/10




  (1) Formerly named Janus Mid Cap Value Fund.


  (2) Formerly named Janus Small Cap Value Fund.



  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.



  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index.



  The investment performance of Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's Investor Shares ("Investor Shares") is used for purposes of calculating Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's Performance Adjustment. After Janus Capital determines whether each Fund's performance was above or below its benchmark index by comparing the investment performance of the Investor Shares for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund against the cumulative investment record of each Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of each Fund.



  The Trustees may determine that a class of shares of the Funds other than Investor Shares for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of a Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

  Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

  The Base Fee would be computed as follows:

  $200 million x 0.60% / 12 = $100,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Fund.

  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

  The Base Fee would be computed as follows:

  $800 million x 0.60% / 12 = $400,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

  The Base Fee for each Fund and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:


                                                                                                  Base Fee(%)
  Fund Name                                                   Benchmark Index                    (annual rate)
  ------------------------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)                               Russell Midcap(R) Value Index(2)        0.64(3)

  Perkins Small Cap Value Fund(4)                             Russell 2000(R) Value Index(5)          0.72(3)




  (1) Formerly named Janus Mid Cap Value Fund.


  (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


  (3) Effective January 1, 2009, Janus Capital pays Perkins, the Fund's subadvisor, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and Perkins. Under this Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period.


  (4) Formerly named Janus Small Cap Value Fund.


  (5) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended October 31, 2008 are shown below:


  Fund Name                                                                 Net Assets (millions)
  -----------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)                                                     $5,536

  Perkins Small Cap Value Fund(2)                                                   $1,067





  (1) Formerly named Janus Mid Cap Value Fund.


  (2) Formerly named Janus Small Cap Value Fund.





  EXAMPLES: PERKINS MID CAP VALUE FUND


  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Investor Shares compared to the investment record of the Russell Midcap(R) Value Index.

  Example 1: Fund Outperforms Its Benchmark Index By 4%

  If the Fund has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of 0.15%              1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                      0.00                   1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Index By 4%

  If the Fund has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of -0.15%             1/12th of 0.49%




  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Mid Cap Value Fund, and Perkins, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Mid Cap Value Fund's Investor Shares' performance relative to the Russell Midcap(R) Value Index.



  EXAMPLES: PERKINS SMALL CAP VALUE FUND



  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Investor Shares compared to the investment record of the Russell 2000(R) Value Index.



  Example 1: Fund Outperforms Its Benchmark Index By 5.50%



  If the Fund has outperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                1/12th of 0.15%              1/12th of 0.87%




  Example 2: Fund Performance Tracks Its Benchmark Index



  If the Fund performance has tracked the performance of the Russell 2000(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                      0.00                   1/12th of 0.72%




  Example 3: Fund Underperforms Its Benchmark Index By 5.50%



  If the Fund has underperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                1/12th of -0.15%             1/12th of 0.57%

  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Small Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee otherwise paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Small Cap Value Fund's Investor Shares' performance relative to the Russell 2000(R) Value Index.


  EXPENSE LIMITATIONS

  The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods ended October
  31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown.



                                                 2008                         2007                         2006
                                      --------------------------   --------------------------   -------------------------
Fund Name                             Advisory Fees    (Waivers)   Advisory Fees    (Waivers)   Advisory Fees   (Waivers)
-----------------------------------------------------------------------------------------------------------------------------
Perkins Mid Cap Value Fund(1)          $52,609,154        N/A       $38,796,970        N/A       $36,149,969       N/A
Perkins Small Cap Value Fund(2)        $ 9,539,483        N/A       $12,859,291        N/A       $16,735,698       N/A




(1) Formerly named Janus Mid Cap Value Fund.


(2) Formerly named Janus Small Cap Value Fund.



  ADMINISTRATIVE SERVICES FEES



  Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of each Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.



  The following table summarizes the administrative services fees paid by each Fund for the fiscal years ended October 31.



                                        2008              2007              2006
                                   Administrative    Administrative    Administrative
Fund Name                           Services Fees     Services Fees     Services Fees
-------------------------------------------------------------------------------------
Perkins Mid Cap Value Fund(1)        $3,384,217        $3,376,797        $2,864,072
Perkins Small Cap Value Fund(2)      $  663,487        $  902,748        $1,176,158




(1) Formerly named Janus Mid Cap Value Fund.


(2) Formerly named Janus Small Cap Value Fund.


SUBADVISER




PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (FORMERLY NAMED PERKINS, WOLF, MCDONNELL AND COMPANY, LLC)



  Janus Capital has entered into Sub-Advisory Agreements on behalf of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund with Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.



  Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.



  Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns approximately 78% of Perkins.


  Under the Sub-Advisory Agreements between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.


  Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund (calculated after any performance fee adjustment, fee waivers, and expense reimbursements). As a result of the reduction of the advisory fees paid by Perkins Small Cap Value Fund to Janus Capital in connection with the Assurance of Discontinuance entered into with the New York Attorney General in August 2004, Janus Capital has agreed to pay Perkins a fee equivalent to approximately one-half of the reduction with respect to the Fund.



  The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds, and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination at any time by Janus Capital or Perkins by giving 90 days' advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins) or by Janus Capital or the Trust without advance notice if Perkins is unable to discharge its duties and obligations. Each Fund's Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund's respective Investment Advisory Agreement.




  PERFORMANCE-BASED SUB-ADVISORY FEE


  As a result of shareholder approval of Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of each Fund, effective February 1, 2006 for Perkins Mid Cap Value Fund and January 1, 2009 for Perkins Small Cap Value Fund, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of each Fund's Investor Shares relative to the Russell Midcap(R) Value Index for Perkins Mid Cap Value Fund and the Russell 2000(R) Value Index for Perkins Small Cap Value Fund, each Fund's respective benchmark index. Any performance adjustment commenced February 2007 for Perkins Mid Cap Value Fund and will commence January 2010 for Perkins Small Cap Value Fund. Until that time, only the previous fixed rate applies. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus Capital).


  Under each Sub-Advisory Agreement, the subadviser was compensated according to the following schedule for the fiscal year ended October 31, 2008.



  Fund Name                                                        Subadviser    Subadvisory Fee Rate(%)
  ------------------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)                                      Perkins               0.32(2)
  Perkins Small Cap Value Fund(3)                                    Perkins               0.36(2)




  (1) Formerly named Janus Mid Cap Value Fund.


  (2) Prior to any performance adjustment, if applicable.


  (3) Formerly named Janus Small Cap Value Fund.



  For the fiscal year ended October 31, 2008, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund paid subadvisory fees to Perkins in the amounts of $26,304,577 and $4,769,742, respectively.



OTHER PAYMENTS


  Janus Capital and its affiliates may make payments out of their own assets to selected broker-dealer firms or institutions that sell the Funds or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and, if applicable, considering which share class of a fund is most appropriate for you.


  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISER

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' account group among all participating portfolio managers. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' original indication/target filled in the aftermarket unless instructed by the portfolio managers to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.


  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.



  Perkins, the subadviser for the Funds, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including the Funds. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.


  Each account managed by Janus Capital or the subadviser has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital, Perkins, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, Perkins, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, Perkins, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, Perkins, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Perkins, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of

  Ethics and under certain circumstances Janus Capital, Perkins, and Janus Distributors personnel may be required to forfeit profits made from personal trading.




PROXY VOTING POLICIES AND PROCEDURES

  Each Fund's Trustees have delegated to Janus Capital or the Fund's subadviser the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the subadviser's own policies and procedures. Summaries of Janus Capital's or the subadviser's policies and procedures are available without charge: (i) upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES


  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.


  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.


Perkins Investment Management LLC (formerly named Perkins Wolf, McDonnell and Company, LLC)

Proxy Voting Summary for Mutual Funds

  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES


  Perkins has developed proxy voting guidelines (the "Perkins Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.



  The role of the Perkins Proxy Voting Committee is to develop the Perkins Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

  PROXY VOTING POLICIES


  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Guidelines for use in voting proxies. Below is a summary of some of the Perkins Guidelines.


  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS

  If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds.


  For transfer agency and other services, Janus Services receives an asset-weighted fee from each Fund based on the average proportion of each Fund's total net assets sold directly and the average proportion of each Fund's net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Prior to October 13, 2008, the applicable fee rates were 0.16% on net assets for the proportion of assets sold directly and 0.21% for the proportion of assets sold through intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure. In addition, the Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the Funds. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use a DST system to track and process redemption fees. The Funds currently pay DST an annual per account rate for this system. The fee is only charged to Funds with redemption fees.



  For Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, due to the differences in the shareholder bases of Investor Shares and Institutional Shares, the transfer agency fee structure is expected to result in different overall transfer agency expenses incurred by each class. By written agreement, Janus Services has agreed until March 1, 2010, to waive the transfer agency fees payable by the Institutional Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of the predecessor Berger Mid Cap Value Fund and the predecessor Berger Small Cap Value Fund.



  Transfer Agency fees paid on behalf of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund for the fiscal year ended October 31, 2008, are summarized below.



Fund Name                                                       Transfer Agency Fees    Transfer Agency Waivers
---------------------------------------------------------------------------------------------------------------
Perkins Mid Cap Value Fund(1)                                        $12,802,780               $1,498,030
Perkins Small Cap Value Fund(2)                                      $ 1,445,876               $1,365,702




(1) Formerly named Janus Mid Cap Value Fund.


(2) Formerly named Janus Small Cap Value Fund.




  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which such shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's shares and accepts orders at NAV. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Janus Capital places all portfolio transactions of the Funds solely upon Perkins' direction.

  Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

  For the fiscal year ended October 31, 2008, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.


Fund Name                                                              Commissions   Transactions
--------------------------------------------------------------------------------------------------
Perkins Mid Cap Value Fund(1)                                           $4,895,133  $5,732,629,967
Perkins Small Cap Value Fund(2)                                         $1,439,804  $1,108,946,370





  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.


  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

  The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years or periods ending October 31 of each year shown.


Fund Name                                                     2008            2007            2006
-----------------------------------------------------------------------------------------------------
Perkins Mid Cap Value Fund(1)                             $11,715,427     $11,054,464     $10,423,623
Perkins Small Cap Value Fund(2)                           $ 3,523,048     $ 3,278,110     $ 3,960,169





(1) Formerly named Janus Mid Cap Value Fund.


(2) Formerly named Janus Small Cap Value Fund.


  Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

  As of October 31, 2008, certain Funds owned securities of their regular broker-dealers (or parents) as shown below.


                                                                                      Value of
                                                    Name of                          Securities
Fund Name                                           Broker-Dealer                       Owned
------------------------------------------------------------------------------------------------
Perkins Mid Cap Value Fund(1)                       Calyon                          $300,000,000
                                                    ING Financial                    199,550,000

Perkins Small Cap Value Fund(2)                     ING Financial                   $ 90,000,000





(1) Formerly named Janus Mid Cap Value Fund.


(2) Formerly named Janus Small Cap Value Fund.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.


  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.



-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS/
                             POSITIONS                                                 FUNDS IN FUND
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             BY TRUSTEE           HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS/
                             POSITIONS                                                 FUNDS IN FUND
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             BY TRUSTEE           HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                                          OFFICE* AND
 NAME, ADDRESS,                                           LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               POSITIONS HELD WITH FUNDS          TIME SERVED    PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
 Robin C. Beery        President and Chief Executive      4/08-Present   Executive Vice President and Chief
 151 Detroit Street    Officer                                           Marketing Officer of Janus Capital
 Denver, CO 80206                                                        Group Inc. and Janus Capital;
 DOB: 1967                                                               Executive Vice President of Janus
                                                                         Distributors LLC and Janus Services
                                                                         LLC; Director of Perkins Investment
                                                                         Management LLC; and Working
                                                                         Director of INTECH Investment
                                                                         Management LLC (formerly named
                                                                         Enhanced Investment Technologies,
                                                                         LLC). Formerly, President (2002-
                                                                         2007) and Director (2000-2007) of
                                                                         The Janus Foundation; President
                                                                         (2004-2006) and Vice President and
                                                                         Chief Marketing Officer (2003-2004)
                                                                         of Janus Services LLC; and Senior
                                                                         Vice President (2003-2005) of Janus
                                                                         Capital Group Inc. and Janus
                                                                         Capital.
------------------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel and            1/06-Present   Vice President and Assistant
 Grauerholz-Lofton     Secretary                                         General Counsel of Janus Capital,
 151 Detroit Street                                                      and Vice President and Assistant
 Denver, CO 80206      Vice President                     3/06-Present   Secretary of Janus Distributors
 DOB: 1970                                                               LLC. Formerly, Assistant Vice
                                                                         President of Janus Capital and
                                                                         Janus Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief Compliance   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Officer, and Anti-Money                           Compliance Officer of Janus
 Denver, CO 80206      Laundering Officer                                Capital, Janus Distributors LLC,
 DOB: 1957                                                               and Janus Services LLC; and Vice
                                                                         President of INTECH Investment
                                                                         Management LLC (formerly named
                                                                         Enhanced Investment Technologies,
                                                                         LLC). Formerly, Chief Compliance
                                                                         Officer of Bay Isle Financial LLC
                                                                         (2003-2008) and INTECH Investment
                                                                         Management LLC (2003-2005); Vice
                                                                         President of Janus Capital (2000-
                                                                         2005) and Janus Services LLC (2004-
                                                                         2005); and Assistant Vice President
                                                                         of Janus Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial Officer            3/05-Present   Vice President of Janus Capital.
 151 Detroit Street                                                      Formerly, Director of Financial
 Denver, CO 80206      Vice President, Treasurer, and     2/05-Present   Reporting for OppenheimerFunds,
 DOB: 1962             Principal Accounting Officer                      Inc. (2004-2005).
------------------------------------------------------------------------------------------------------------




* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:


----------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                         MEETINGS HELD
                                                                     MEMBERS                             DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)              FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)                  4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
----------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)                    4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
----------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)                  5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
----------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                     11
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)                  4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
----------------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr. (Chair)             6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   William F. McCalpin
                              consults with Management in planning   Dennis B. Mullen
                              Trustee meetings, and oversees the
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
----------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)                17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
----------------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Funds that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.




---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUNDS             TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------




(1) Ownership shown includes amounts held under a deferred fee agreement that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                         Aggregate Compensation            Total Compensation
                                                           from the Funds for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                    October 31, 2008             December 31, 2008(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $4,484                         $391,500
  Jerome S. Contro, Trustee                                      $3,597                         $303,000
  John W. McCarter, Jr., Trustee                                 $3,442                         $281,250
  Dennis B. Mullen, Trustee(4)                                   $3,999                         $344,872
  James T. Rothe, Trustee                                        $3,621                         $306,250
  William D. Stewart, Trustee                                    $3,939                         $309,250
  Martin H. Waldinger, Trustee                                   $3,180                         $272,500
  Linda S. Wolf, Trustee                                         $3,523                         $293,750






(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.


(3) Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.


(4) Aggregate Compensation received from the Funds includes additional compensation paid for services as Independent Chairman of the Board of Trustees from November 1, 2007 to December 31, 2007.


PERKINS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                     Other Registered   Other Pooled
                                                                        Investment       Investment
                                                                         Companies        Vehicles     Other Accounts
---------------------------------------------------------------------------------------------------------------------
Jeffrey R. Kautz                Number of Other Accounts Managed                   5(1)     None                   18
                                Assets in Other Accounts Managed      $2,281,689,733        None       $1,006,972,640
Robert H. Perkins               Number of Other Accounts Managed                None        None                  107
                                Assets in Other Accounts Managed                None        None       $  216,577,415
Thomas M. Perkins               Number of Other Accounts Managed                   5(1)     None                   43
                                Assets in Other Accounts Managed      $2,281,689,733        None       $1,031,882,720
Todd H. Perkins                 Number of Other Accounts Managed                None        None                   11
                                Assets in Other Accounts Managed                None        None       $   14,310,085






(1) Two of the accounts included in the totals, consisting of $1,124,633,065 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS


  As shown in the table above, Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers' compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Funds. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadviser."


  COMPENSATION INFORMATION


  The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2008.



  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer ("CIO") of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).



  VARIABLE COMPENSATION: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.



  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from a discretionary bonus pool.



  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).



  A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.



  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.



OWNERSHIP OF SECURITIES

  As of the fiscal year ended October 31, 2008, the portfolio managers of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual's aggregate beneficial ownership of all funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds").


------------------------------------------------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY                               AGGREGATE DOLLAR RANGE OF EQUITY
INVESTMENT PERSONNEL      SECURITIES IN THE FUND(S) MANAGED                    SECURITIES IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------
 PERKINS
------------------------------------------------------------------------------------------------------------------------
 Jeffrey R. Kautz         Perkins Mid Cap Value Fund(1)  $500,001-$1,000,000                        $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------
 Robert H. Perkins        Perkins Small Cap Value Fund(2)    Over $1,000,000                            Over $1,000,000
------------------------------------------------------------------------------------------------------------------------
 Thomas M. Perkins        Perkins Mid Cap Value Fund(1)      Over $1,000,000                            Over $1,000,000
------------------------------------------------------------------------------------------------------------------------
 Todd H. Perkins          Perkins Small Cap Value Fund(2)  $100,001-$500,000                        $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------




(1) Formerly named Janus Mid Cap Value Fund.


(2) Formerly named Janus Small Cap Value Fund.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


  Although the Funds are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate your eligibility to purchase shares of a Fund before your investment is accepted. Shares of the Funds are purchased at the NAV per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund. The "Shareholder's Guide" section of the Funds' Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

  As stated in the Funds' Prospectus, the NAV of the shares of each Fund is determined once each day the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is computed by dividing the total value of securities and other assets, less liabilities, attributable to the Fund, by the total number of outstanding shares. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.


  To the extent there are any errors in a Fund's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  If investors do not elect online at www.janus.com, in writing, or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually sent to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing, or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------



  Procedures for redeeming shares are set forth in the "Shareholder's Guide" section of the Funds' Prospectus. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


  Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectus and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative, or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

ONLINE AND TELEPHONE TRANSACTIONS

  As stated in the Prospectus, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Funds, their transfer agent, and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions, and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus Capital. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus Capital immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

  As stated in the "Shareholder's Guide" section of the Funds' Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio holdings, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

  Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative, or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------


  The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Internal Revenue Code. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships, and small business owners (including sole proprietors), for the benefit of business owners and their employees. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

  Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

  Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, with the exception of Roth IRAs, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

  Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

  To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Coverdell Education Savings Accounts, along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative, or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.


  It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Funds declare and make annual distributions of income (if any).



  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.


  The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

  Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under
  Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

  A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of a Fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the Fund may be subject to additional tax depending on the type of record holder of Fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the Fund's performance.

  Please consult a tax adviser regarding tax consequences of Fund distributions and to determine whether you will need to file a tax return.

  Certain fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  To the best knowledge of the Trust, as of January 31, 2009, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Funds.



  To the best knowledge of the Trust, as of January 31, 2009, National Financial Services Co. ("National Financial"), New York, NY owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:





FUND NAME                                                       PERCENTAGE OF OWNERSHIP HELD BY NATIONAL FINANCIAL
------------------------------------------------------------------------------------------------------------------
Perkins Small Cap Value Fund(1) - Institutional Shares                                 16.8%





(1) Formerly named Janus Small Cap Value Fund.





  According to the information provided by National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.





  To the best knowledge of the Trust, as of January 31, 2009, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding shares of any class of the Funds is listed below. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding shares of a class of a Fund are not the beneficial owners of such shares, unless otherwise indicated.



Fund Name                                                 Shareholder and Address of Record              Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------------------
Perkins Mid Cap Value Fund(1) - Institutional Shares      Prudential Investment Management Service(2)              80.8%
                                                          FBO Mutual Fund Clients
                                                          Newark, NJ 07102-4000

Perkins Small Cap Value Fund(3) - Institutional Shares    JP Morgan Chase Bank Cust.                               22.6%
                                                          Super Saver Capital Accumulation Plan
                                                          For EE of Participating AMR Subsidiaries
                                                          New York, NY 10004-2413

                                                          Vanguard Fiduciary Trust Company                         24.3%
                                                          Valley Forge, PA 19482-2600





(1) Formerly named Janus Mid Cap Value Fund.

(2) This entity could be deemed to be a "control person" and may have the power to control any of the shares of the Fund.

(3) Formerly named Janus Small Cap Value Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 28 separate series, two of which currently offer two classes of shares. Additional series and/or classes may be created from time to time.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

  The Funds discussed in this SAI offer two classes of shares. The shares discussed in this SAI are generally offered through financial intermediaries. Refer to the Funds' Prospectus for further detail.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of

  Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


  The following audited financial statements for the period ended October 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2008.



  Schedules of Investments as of October 31, 2008



  Statements of Operations for the period ended October 31, 2008



  Statements of Assets and Liabilities as of October 31, 2008


  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE



  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.



FITCH, INC.



  LONG-TERM BOND RATING      EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.






MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.





  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                       This page intentionally left blank.

                                  (JANUS LOGO)
                                www.janus.com

                                PO Box 173375
                                Denver, CO 80217-3375
                                1-800-525-3713

                              JANUS INVESTMENT FUND

                           PART C - OTHER INFORMATION

ITEM 23. Exhibits


    Exhibit 1    (a)        Agreement and Declaration of Trust dated February 11, 1986, is incorporated herein by reference to Exhibit 1(a) to
                            Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393).

                 (b)        Certificate of Designation for Janus Growth and Income Fund is
                            incorporated herein by reference to Exhibit 1(b) to
                            Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393).

                 (c)        Certificate of Designation for Janus Worldwide Fund is
                            incorporated herein by reference to Exhibit 1(c) to
                            Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393).

                 (d)        Certificate of Designation for Janus Twenty Fund is
                            incorporated herein by reference to Exhibit 1(d) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (e)        Certificate of Designation for Janus Flexible Income Fund is
                            incorporated herein by reference to Exhibit 1(e) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (f)        Certificate of Designation for Janus Intermediate Government
                            Securities Fund filed as Exhibit 1(f) to Post-Effective
                            Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                 (g)        Certificate of Designation for Janus Venture Fund is
                            incorporated herein by reference to Exhibit 1(g) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (h)        Certificate of Designation for Janus Enterprise Fund is
                            incorporated herein by reference to Exhibit 1(h) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (i)        Certificate of Designation for Janus Balanced Fund is
                            incorporated herein by reference to Exhibit 1(i) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (j)        Certificate of Designation for Janus Short-Term Bond Fund is
                            incorporated herein by reference to Exhibit 1(j) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (k)        Certificate of Designation for Janus Federal Tax-Exempt Fund
                            is incorporated herein by reference to Exhibit 1(k) to
                            Post-Effective Amendment No. 81, filed on June 26, 1997 (File
                            No. 2-34393).

                 (l)        Certificate of Designation for Janus Mercury Fund is
                            incorporated herein by reference to Exhibit 1(l) to
                            Post-Effective Amendment No. 81, filed on June 26, 1997 (File
                            No. 2-34393).

                 (m)        Certificate of Designation for Janus Overseas Fund is
                            incorporated herein by reference to Exhibit 1(m) to
                            Post-Effective Amendment No. 81, filed on June 26, 1997 (File
                            No. 2-34393).

                 (n)        Form of Amendment to the Registrant's Agreement and
                            Declaration of Trust is incorporated herein by reference to
                            Exhibit 1(n) to Post-Effective Amendment No. 81, filed on June
                            26, 1997 (File No. 2-34393).

                 (o)        Form of Certificate of Designation for Janus Money Market
                            Fund, Janus Government Money Market Fund and Janus Tax-Exempt
                            Money Market Fund is incorporated herein by reference to
                            Exhibit 1(o) to Post-Effective Amendment No. 81, filed on June
                            26, 1997 (File No. 2-34393).

                 (p)        Form of Certificate of Designation for Janus High-Yield Fund
                            and Janus Olympus Fund is incorporated herein by reference to
                            Exhibit 1(p) to Post-Effective Amendment No. 68, filed on
                            September 14, 1995 (File No. 2-34393).

                 (q)        Certificate of Designation for Janus Equity Income Fund is
                            incorporated herein by reference to Exhibit 1(q) to
                            Post-Effective Amendment No. 72, filed on March 15, 1996 (File
                            No. 2-34393).

                 (r)        Form of Certificate of Establishment and Designation for Janus
                            Special Situations Fund filed as Exhibit 1(r) to
                            Post-Effective Amendment No. 75, filed on September 11, 1996
                            (File No. 2-34393), has been withdrawn.

                 (s)        Form of Amendment to Registrant's Agreement and Declaration of
                            Trust is incorporated herein by reference to Exhibit 1(s) to
                            Post-Effective Amendment No. 75, filed on September 11, 1996
                            (File No. 2-34393).

                 (t)        Certificate of Establishment and Designation for Janus Global
                            Life Sciences Fund filed as Exhibit 1(t) to Post-Effective
                            Amendment No. 82, filed on September 16, 1997 (File No.
                            2-34393), has been withdrawn.

                 (u)        Certificate of Establishment and Designation for Janus Global
                            Life Sciences Fund is incorporated herein by reference to
                            Exhibit 1(u) to Post-Effective Amendment No. 85, filed on
                            September 10, 1998 (File No. 2-34393).

                 (v)        Form of Certificate of Establishment and Designation for Janus
                            Global Technology Fund is incorporated herein by referenced to
                            Exhibit 1(v) to Post-Effective Amendment No. 85, filed on
                            September 10, 1998 (File No. 2-34393).

                 (w)        Certificate of Establishment and Designation for Janus
                            Strategic Value Fund is incorporated herein by reference to
                            Exhibit 1(w) to Post-Effective Amendment No. 88, filed on
                            November 15, 1999 (File No. 2-34393).

                 (x)        Form of Certificate of Establishment and Designation for Janus
                            Orion Fund is incorporated herein by reference to Exhibit 1(x)
                            to Post-Effective Amendment No. 92, filed on March 17, 2000
                            (File No. 2-34393).

                 (y)        Certificate of Establishment and Designation for Janus Fund 2
                            filed as Exhibit 1(y) to Post-Effective Amendment No. 95,
                            filed on September 13, 2000 (File No. 2-34393), has been
                            withdrawn.

                 (z)        Certificate of Establishment and Designation for Janus Global
                            Value Fund is incorporated herein by reference to Exhibit 1(z)
                            to Post-Effective Amendment No. 98, filed on March 15, 2001
                            (File No. 2-34393).

                 (aa)       Form of Instrument dated July 31, 2001 amending the
                            Certificate of Designation for Janus Equity Income Fund is
                            incorporated herein by reference to Exhibit 1(aa) to
                            Post-Effective Amendment No. 99, filed on June 1, 2001 (File
                            No. 2-34393).

                 (bb)       Amendment to Registrant's Agreement and Declaration of Trust,
                            dated October 18, 2001, is incorporated herein by reference to
                            Exhibit 1(bb) to Post-Effective Amendment No. 102, filed on
                            December 21, 2001 (File No. 2-34393).

                 (cc)       Amended and Restated Agreement and Declaration of Trust, dated
                            January 31, 2002, is incorporated herein by reference to
                            Exhibit 1(cc) to Post-Effective Amendment No. 103, filed on
                            February 22, 2002 (File No. 2-34393).

                 (dd)       Certificate of Establishment and Designation for Janus
                            Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 1(dd) to Post-Effective Amendment No.
                            104, filed on February 28, 2002 (File No. 2-34393).

                 (ee)       Certificate of Establishment and Designation for Janus
                            Risk-Managed Stock Fund is incorporated herein by reference to
                            Exhibit 1(ee) to Post-Effective Amendment No. 105, filed on
                            December 13, 2002 (File No. 2-34393).

                 (ff)       Form of Certificate of Establishment and Designation for Janus
                            Small Cap Value Fund is incorporated herein by reference to
                            Exhibit 1(ff) to Post-Effective Amendment No. 106, filed on
                            January 3, 2003 (File No. 2-34393).

                 (gg)       Certificate of Establishment and Designation for Janus Mid Cap
                            Value Fund is incorporated herein by reference to Exhibit
                            1(gg) to Post-Effective Amendment No. 106, filed on January 3,
                            2003 (File No. 2-34393).

                 (hh)       Certificate of Re-Designation of Janus Strategic Value Fund is
                            incorporated herein by reference to Exhibit 1(hh) to
                            Post-Effective Amendment No. 107, filed on February 28, 2003
                            (File No. 2-34393).

                 (ii)       Amended and Restated Agreement and Declaration of Trust, dated
                            March 18, 2003, is incorporated herein by reference to Exhibit
                            1(ii) to Post-Effective Amendment No. 109, filed on April 17,
                            2003 (File No. 2-34393).

                 (jj)       Certificate of Amendment Establishing and Designating Series,
                            dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on
                            December 23, 2003 (File No. 2-34393).

                 (kk)       Form of Certificate of Establishment and Designation for Janus
                            Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No.
                            112, filed on December 10, 2004 (File No. 2-34393).

                 (ll)       Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective
                            Amendment No. 113, filed on February 24, 2005 (File No.
                            2-34393).

                 (mm)       Certificate Redesignating Janus Flexible Income Fund is
                            incorporated herein by reference to Exhibit 1(mm) to
                            Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (nn)       Form of Certificate of Establishment and Designation of Janus
                            Smart Portfolios is incorporated herein by reference to
                            Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on
                            October 14, 2005 (File No. 2-34393).

                 (oo)       Form of Certificate Redesignating Janus Risk-Managed Stock
                            Fund is incorporated herein by reference to Exhibit 1(oo) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (pp)       Certificate of Amendment of the Amended and Restated Agreement
                            and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

                 (qq)       Certificate of Amendment of the Amended and Restated Agreement
                            and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

                 (rr)       Certificate Redesignating Janus Core Equity Fund is
                            incorporated herein by reference to Exhibit 1(pp) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (ss)       Certificate of Amendment of the Amended and Restated Agreement
                            and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on
                            December 19, 2006 (File No. 2-34393).

                 (tt)       Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective
                            Amendment No. 120, filed on February 28, 2007 (File No.
                            2-34393).

                 (uu)       Certificate Redesignating Janus Research Fund is incorporated herein by reference to Exhibit 1(uu) to Post-Effective
                            Amendment No. 120, filed on February 28, 2007 (File No.
                            2-34393).

                 (vv)       Certificate Redesignating Janus Mid Cap Value Fund, dated
                            December 23, 2008 is filed herein as Exhibit 1(vv).

                 (ww)       Certificate Redesignating Janus Small Cap Value Fund, dated
                            December 23, 2008 is filed herein as Exhibit 1(ww).

                 (xx)       Amendment to Certificate Redesignating Janus Mid Cap Value
                            Fund, dated December 30, 2008 is filed herein as Exhibit 1(xx).

                 (yy)       Amendment to Certificate Redesignating Janus Small Cap Value
                            Fund, dated December 30, 2008 is filed herein as Exhibit 1(yy).

                 (zz)       Certificate Redesignating INTECH Risk-Managed Stock Fund,
                            dated February 24, 2009 is filed herein as Exhibit 1(zz).

                 (aaa)      Certificate Redesignating Janus Fundamental Equity Fund, dated
                            February 24, 2009 is filed herein as Exhibit (aaa).

    Exhibit 2    (a)        Restated Bylaws are incorporated herein by reference to
                            Exhibit 2(a) Post-Effective Amendment No. 71, filed on
                            December 20, 1995 (File No. 2-34393).

                 (b)        First Amendment to the Bylaws is incorporated herein by
                            reference to Exhibit 2(b) to Post-Effective Amendment No. 71,
                            filed on December 20, 1995 (File No. 2-34393).

                 (c)        Second Amendment to the Bylaws is incorporated herein by
                            Reference to Exhibit 2(c) to Post-Effective Amendment No. 96,
                            filed on December 18, 2000 (File No. 2-34393).

                 (d)        Third Amendment to the Bylaws is incorporated herein by
                            reference to Exhibit 2(d) to Post-Effective Amendment No. 105,
                            filed on December 13, 2002 (File No. 2-34393).

                 (e)        Amended and Restated Bylaws are incorporated herein by
                            reference to Exhibit 2(e) to Post-Effective Amendment No. 112,
                            filed on December 10, 2004 (File No. 2-34393).

                 (f)        First Amendment to the Amended and Restated Bylaws is
                            incorporated herein by reference to Exhibit 2(f) to
                            Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (g)        Second Amendment to the Amended and Restated Bylaws is
                            incorporated herein by reference to Exhibit 2(g) to
                            Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

    Exhibit 3    (a)        Specimen Stock Certificate for Janus Fund(1) is incorporated herein by reference to Exhibit 4(a) to Post-Effective
                            Amendment No. 79, filed on December 18, 1996 (File No.
                            2-34393).

                 (b)        Specimen Stock Certificate for Janus Growth and Income Fund is
                            incorporated herein by reference to Exhibit 4(b) to
                            Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393).

                 (c)        Specimen Stock Certificate for Janus Worldwide Fund is
                            incorporated herein by reference to Exhibit 4(c) to
                            Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393).

                 (d)        Specimen Stock Certificate for Janus Twenty Fund(1) is
                            incorporated herein by reference to Exhibit 4(d) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (e)        Specimen Stock Certificate for Janus Flexible Income Fund(1)
                            is incorporated herein by reference to Exhibit 4(e) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (f)        Specimen Stock Certificate for Janus Intermediate Government
                            Securities Fund(1) filed as Exhibit 4(f) to Post-Effective
                            Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                 (g)        Specimen Stock Certificate for Janus Venture Fund(1) is
                            incorporated herein by reference to Exhibit 4(g) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (h)        Specimen Stock Certificate for Janus Enterprise Fund is
                            incorporated herein by reference to Exhibit 4(h) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (i)        Specimen Stock Certificate for Janus Balanced Fund is
                            incorporated herein by reference to Exhibit 4(i) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (j)        Specimen Stock Certificate for Janus Short-Term Bond Fund is
                            incorporated herein by reference to Exhibit 4(j) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (k)        Specimen Stock Certificate for Janus Federal Tax-Exempt Fund
                            is incorporated herein by reference to Exhibit 4(k) to
                            Post-Effective Amendment No. 81, filed on June 26, 1997 (File
                            No. 2-34393).

                 (l)        Specimen Stock Certificate for Janus Mercury Fund is
                            incorporated herein by reference to Exhibit 4(l) to
                            Post-Effective Amendment No. 81, filed on June 26, 1997 (File
                            No. 2-34393).

                 (m)        Specimen Stock Certificate for Janus Overseas Fund is
                            incorporated herein by reference to Exhibit 4(m) to
                            Post-Effective Amendment No. 81, filed on June 26, 1997 (File
                            No. 2-34393).

                 (n)        Revised Specimen Stock Certificates for Janus High-Yield Fund
                            and Janus Olympus Fund are incorporated herein by reference to
                            Exhibit 4(n) to Post-Effective Amendment No. 79, filed on
                            December 18, 1996 (File No. 2-34393).

                 (o)        Revised Specimen Stock Certificate for Janus Equity Income
                            Fund is incorporated herein by reference to Exhibit 4(o) to
                            Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393).

                 (p)        Revised Specimen Stock Certificate for Janus Special
                            Situations Fund filed as Exhibit 4(p) to Post-Effective
                            Amendment No. 79, filed on December 18, 1996 (File No.
                            2-34393), has been withdrawn.

                 (q)        Specimen Stock Certificate for Janus Global Life Sciences Fund
                            filed as Exhibit 4(q) to Post-Effective Amendment No. 82,
                            filed on September 16, 1997 (File No. 2-34393), has been
                            withdrawn.

                 (r)        Form of Specimen Stock Certificate for Janus Global Life
                            Sciences Fund is incorporated herein by reference to Exhibit
                            3(r) to Post-Effective Amendment No. 85, filed on September
                            10, 1998 (File No. 2-34393).

                 (s)        Form of Specimen Stock Certificate for Janus Global Technology
                            Fund is incorporated herein by reference to Exhibit 3(s) to
                            Post-Effective Amendment No. 85, filed on September 10, 1998
                            (File No. 2-34393).

    Exhibit 4    (a)        Investment Advisory Agreement for Janus Fund dated July 1,
                            1997, is incorporated herein by reference to Exhibit 5(a) to
                            Post-Effective Amendment No. 83, filed on December 15, 1997
                            (File No. 2-34393).

                 (b)        Investment Advisory Agreements for Janus Growth and Income
                            Fund and Janus Worldwide Fund dated July 1, 1997, are
                            incorporated herein by reference to Exhibit 5(b) to
                            Post-Effective Amendment No. 83, filed on December 15, 1997
                            (File No. 2-34393).

                 (c)        Investment Advisory Agreements for Janus Twenty Fund and Janus
                            Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83,
                            filed on December 15, 1997 (File No. 2-34393).

                 (d)        Investment Advisory Agreement for Janus Flexible Income Fund
                            dated July 1, 1997, is incorporated herein by reference to
                            Exhibit 5(d) to Post-Effective Amendment No. 83, filed on
                            December 15, 1997 (File No. 2-34393).

                 (e)        Investment Advisory Agreements for Janus Enterprise Fund,
                            Janus Balanced Fund, and Janus Short-Term Bond Fund dated
                            July 1, 1997, are incorporated herein by reference to Exhibit
                            5(e) to Post-Effective Amendment No. 83, filed on December 15,
                            1997 (File No. 2-34393).

                 (f)        Investment Advisory Agreements for Janus Federal Tax-Exempt
                            Fund and Janus Mercury Fund dated July 1, 1997, are
                            incorporated herein by reference to Exhibit 5(f) to
                            Post-Effective Amendment No. 83, filed on December 15, 1997
                            (File No. 2-34393).

                 (g)        Investment Advisory Agreement for Janus Overseas Fund dated
                            July 1, 1997, is incorporated herein by reference to Exhibit
                            5(g) to Post-Effective Amendment No. 83, filed on December 15,
                            1997 (File No. 2-34393).

                 (h)        Investment Advisory Agreements for Janus Money Market Fund,
                            Janus Government Money Market Fund, and Janus Tax-Exempt Money
                            Market Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83,
                            filed on December 15, 1997 (File No. 2-34393).

                 (i)        Investment Advisory Agreement for Janus High-Yield Fund dated
                            July 1, 1997, is incorporated herein by reference to Exhibit
                            5(i) to Post-Effective Amendment No. 83, filed on December 15,
                            1997 (File No. 2-34393).

                 (j)        Investment Advisory Agreement for Janus Olympus Fund dated
                            July 1, 1997, is incorporated herein by reference to Exhibit
                            5(j) to Post-Effective Amendment No. 83, filed on December 15,
                            1997 (File No. 2-34393).

                 (k)        Investment Advisory Agreement for Janus Equity Income Fund
                            dated July 1, 1997, is incorporated herein by reference to
                            Exhibit 5(k) to Post-Effective Amendment No. 83, filed on
                            December 15, 1997 (File No. 2-34393).

                 (l)        Investment Advisory Agreement for Janus Special Situations
                            Fund dated July 1, 1997, filed as Exhibit 5(l) to
                            Post-Effective Amendment No. 83, filed on December 15, 1997
                            (File No. 2-34393), has been withdrawn.

                 (m)        Investment Advisory Agreement for Janus Global Life Sciences
                            Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been
                            withdrawn.

                 (n)        Form of Investment Advisory Agreement for Janus Global Life
                            Sciences Fund is incorporated herein by reference to Exhibit
                            4(n) to Post-Effective Amendment No. 85, filed on September
                            10, 1998 (File No. 2-34393).

                 (o)        Form of Investment Advisory Agreement for Janus Global
                            Technology Fund is incorporated herein by reference to Exhibit
                            4(o) to Post-Effective Amendment No. 85, filed on September
                            10, 1998 (File No. 2-34393).

                 (p)        Investment Advisory Agreement for Janus Strategic Value Fund
                            is incorporated herein by reference to Exhibit 4(p) to
                            Post-Effective Amendment No. 88, filed on November 15, 1999
                            (File No. 2-34393).

                 (q)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective
                            Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                 (r)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (s)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Twenty Fund dated July 1, 1997, is
                            incorporated herein by reference to Exhibit 4(s) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (t)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (u)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Balanced Fund dated July 1, 1997, is
                            incorporated herein by reference to Exhibit 4(u) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (v)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Overseas Fund dated July 1, 1997, is
                            incorporated herein by reference to Exhibit 4(v) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (w)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(w) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (x)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Global Life Sciences Fund dated September
                            14, 1998, is incorporated herein by reference to Exhibit 4(x)
                            to Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (y)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Global Technology Fund dated September 14,
                            1998, is incorporated herein by reference to Exhibit 4(y) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (z)        Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Mercury Fund dated July 1, 1997, is
                            incorporated herein by reference to Exhibit 4(z) of
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (aa)       Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Olympus Fund dated July 1, 1997, is
                            incorporated herein by reference to Exhibit 4(aa) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (bb)       Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Special Situations Fund dated July 1,
                            1997, filed as Exhibit 4(bb) to Post-Effective Amendment No.
                            90, filed on January 31, 2000 (File No. 2-34393), has been withdrawn.

                 (cc)       Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Strategic Value Fund dated September 14,
                            1999, is incorporated herein by reference to Exhibit 4(cc) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (dd)       Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Venture Fund dated July 1, 1997, is
                            incorporated herein by reference to Exhibit 4(dd) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (ee)       Amendment dated January 31, 2000 to the Investment Advisory
                            Agreement for Janus Worldwide Fund dated July 1, 1997, is
                            incorporated herein by reference to Exhibit 4(ee) to
                            Post-Effective Amendment No. 90, filed on January 31, 2000
                            (File No. 2-34393).

                 (ff)       Form of Investment Advisory Agreement for Janus Orion Fund is
                            incorporated herein by reference to Exhibit 4(ff) to
                            Post-Effective Amendment No. 92, filed on March 17, 2000 (File
                            No. 2-34393).

                 (gg)       Form of Investment Advisory Agreement for Janus Fund 2 filed as Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on
                            September 13, 2000 (File No. 2-34393), has been withdrawn.

                 (hh)       Form of Investment Advisory Agreement for Janus Global Value
                            Fund is incorporated herein by reference to Exhibit 4(hh) to
                            Post-Effective Amendment No. 98, filed on March 15, 2001 (File
                            No. 2-34393).

                 (ii)       Form of Amendment dated July 31, 2001 to the Investment
                            Advisory Agreement for Janus Equity Income Fund dated July 1,
                            1997, as amended January 31, 2000, is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 99,
                            filed on June 1, 2001 (File No. 2-34393).

                 (jj)       Form of Investment Advisory Agreement for Janus Institutional
                            Cash Reserves Fund is incorporated herein by reference to
                            Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on
                            February 28, 2002 (File No. 2-34393).

                 (kk)       Form of Investment Advisory Agreement for Janus Risk-Managed
                            Stock Fund is incorporated herein by reference to Exhibit
                            4(kk) to Post-Effective Amendment No. 105, filed on December
                            13, 2002 (File No. 2-34393).

                 (ll)       Form of Sub-Advisory Agreement for Janus Risk-Managed Stock
                            Fund is incorporated herein by reference to Exhibit 4(ll) to
                            Post-Effective Amendment No. 105, filed on December 13, 2002
                            (File No. 2-34393).

                 (mm)       Form of Investment Advisory Agreement for Janus Small Cap
                            Value Fund is incorporated herein by reference to Exhibit
                            4(mm) to Post-Effective Amendment No. 106, filed on January 3,
                            2003 (File No. 2-34393).

                 (nn)       Form of Sub-Advisory Agreement for Janus Small Cap Value Fund
                            (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on
                            January 3, 2003 (File No. 2-34393).

                 (oo)       Form of Sub-Advisory Agreement for Janus Small Cap Value Fund
                            (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on
                            January 3, 2003 (File No. 2-34393).

                 (pp)       Form of Investment Advisory Agreement for Janus Mid Cap Value
                            Fund is incorporated herein by reference to Exhibit 4(pp) to
                            Post-Effective Amendment No. 106, filed on January 3, 2003
                            (File No. 2-34393).

                 (qq)       Form of Sub-Advisory Agreement for Mid Cap Value Fund
                            (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on
                            January 3, 2003 (File No. 2-34393).

                 (rr)       Form of Sub-Advisory Agreement for Mid Cap Value Fund
                            (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on
                            January 3, 2003 (File No. 2-34393).

                 (ss)       Amendment to Investment Advisory Agreement for Janus Global
                            Value Fund is incorporated herein by reference to Exhibit
                            4(ss) to Post-Effective Amendment No. 110, filed on December
                            23, 2003 (File No. 2-34393).

                 (tt)       Investment Advisory Agreement for Janus Balanced Fund dated
                            July 1, 2004 is incorporated herein by reference to Exhibit
                            4(tt) to Post-Effective Amendment No. 112, filed on December
                            10, 2004 (File No. 2-34393).

                 (uu)       Investment Advisory Agreement for Janus Core Equity Fund dated
                            July 1, 2004 is incorporated herein by reference to Exhibit
                            4(uu) to Post-Effective Amendment No. 112, filed on December
                            10, 2004 (File No. 2-34393).

                 (vv)       Investment Advisory Agreement for Janus Enterprise Fund dated
                            July 1, 2004 is incorporated herein by reference to Exhibit
                            4(vv) to Post-Effective Amendment No. 112, filed on December
                            10, 2004 (File No. 2-34393).

                 (ww)       Investment Advisory Agreement for Janus Federal Tax-Exempt
                            Fund dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(ww) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (xx)       Investment Advisory Agreement for Janus Flexible Income Fund
                            dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(xx) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (yy)       Investment Advisory Agreement for Janus Global Life Sciences
                            Fund dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(yy) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (zz)       Investment Advisory Agreement for Janus Global Opportunities
                            Fund dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(zz) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (aaa)      Investment Advisory Agreement for Janus Global Technology Fund
                            dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(aaa) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (bbb)      Investment Advisory Agreement for Janus Growth and Income Fund
                            dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (ccc)      Investment Advisory Agreement for Janus High-Yield Fund dated
                            July 1, 2004 is filed incorporated herein by reference to
                            Exhibit 4(ccc) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (ddd)      Investment Advisory Agreement for Janus Fund dated July 1,
                            2004 is incorporated herein by reference to Exhibit 4(ddd) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (eee)      Investment Advisory Agreement for Janus Mercury Fund dated
                            July 1, 2004 is incorporated herein by reference to Exhibit
                            4(eee) to Post-Effective Amendment No. 112, filed on December
                            10, 2004 (File No. 2-34393).

                 (fff)      Investment Advisory Agreement for Janus Mid Cap Value Fund
                            dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(fff) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (ggg)      Investment Advisory Agreement for Janus Olympus Fund dated
                            July 1, 2004 is incorporated herein by reference to Exhibit
                            4(ggg) to Post-Effective Amendment No. 112, filed on December
                            10, 2004 (File No. 2-34393).

                 (hhh)      Investment Advisory Agreement for Janus Orion Fund dated July
                            1, 2004 is incorporated herein by reference to Exhibit 4(hhh)
                            to Post-Effective Amendment No. 112, filed on December 10,
                            2004 (File No. 2-34393).

                 (iii)      Investment Advisory Agreement for Janus Overseas Fund dated
                            July 1, 2004 is incorporated herein by reference to Exhibit
                            4(iii) to Post-Effective Amendment No. 112, filed on December
                            10, 2004 (File No. 2-34393).

                 (jjj)      Investment Advisory Agreement for Janus Risk-Managed Stock
                            Fund dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(jjj) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (kkk)      Investment Advisory Agreement for Janus Short-Term Bond Fund
                            dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(kkk) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (lll)      Investment Advisory Agreement for Janus Small Cap Value Fund
                            dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(lll) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (mmm)      Investment Advisory Agreement for Janus Special Equity Fund
                            dated July 1, 2004 is incorporated herein by reference to
                            Exhibit 4(mmm) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (nnn)      Investment Advisory Agreement for Janus Twenty Fund dated July
                            1, 2004 is incorporated herein by reference to Exhibit 4(nnn)
                            to Post-Effective Amendment No. 112, filed on December 10,
                            2004 (File No. 2-34393).

                 (ooo)      Investment Advisory Agreement for Janus Venture Fund dated
                            July 1, 2004 is incorporated herein by reference to Exhibit
                            4(ooo) to Post-Effective Amendment No. 112, filed on December
                            10, 2004 (File No. 2-34393).

                 (ppp)      Investment Advisory Agreement for Janus Worldwide Fund dated
                            July 1, 2004 is incorporated herein by reference to Exhibit
                            4(ppp) to Post-Effective Amendment No. 112, filed on December
                            10, 2004 (File No. 2-34393).

                 (qqq)      Amendment to Investment Advisory Agreement for Janus Special
                            Equity Fund dated September 30, 2004 is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No.
                            112, filed on December 10, 2004 (File No. 2-34393).

                 (rrr)      Investment Advisory Agreement for Janus Explorer Fund dated
                            December 2, 2004 is incorporated herein by reference to
                            Exhibit 4(rrr) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (sss)      Investment Advisory Agreement for Janus Research Fund dated
                            December 2, 2004 is incorporated herein by reference to
                            Exhibit 4(sss) to Post-Effective Amendment No. 112, filed on
                            December 10, 2004 (File No. 2-34393).

                 (ttt)      Amendment to Investment Advisory Agreement for Janus Explorer
                            Fund is incorporated herein by reference to Exhibit 4(ttt) to
                            Post-Effective Amendment No. 113, filed on February 24, 2005
                            (File No. 2-34393).

                 (uuu)      Amendment to Investment Advisory Agreement for Janus Flexible
                            Income Fund dated February 28, 2005 is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No.
                            114, filed on October 14, 2005 (File No. 2-34393).

                 (vvv)      Form of Investment Advisory Agreement for Janus Smart
                            Portfolio - Growth is incorporated herein by reference to
                            Exhibit 4(vvv) to Post-Effective Amendment No. 114, filed on
                            October 14, 2005 (File No. 2-34393).

                 (www)      Form of Investment Advisory Agreement for Janus Smart
                            Portfolio - Moderate is incorporated herein by reference to
                            Exhibit 4(www) to Post-Effective Amendment No. 114, filed on
                            October 14, 2005 (File No. 2-34393).

                 (xxx)      Form of Investment Advisory Agreement for Janus Smart
                            Portfolio - Conservative is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                 (yyy)      Investment Advisory Agreement for Janus Fund dated July 1,
                            2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No.
                            117, filed on February 27, 2006 (File No. 2-34393).

                 (zzz)      Investment Advisory Agreement for Janus Enterprise Fund dated
                            July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (aaaa)     Investment Advisory Agreement for Janus Mercury Fund dated
                            July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (bbbb)     Investment Advisory Agreement for Janus Olympus Fund dated
                            July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(bbbb) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (cccc)     Investment Advisory Agreement for Janus Orion Fund dated July
                            1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment
                            No. 117, filed on February 27, 2006 (File No. 2-34393).

                 (dddd)     Investment Advisory Agreement for Janus Triton Fund dated
                            December 2, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (eeee)     Investment Advisory Agreement for Janus Twenty Fund dated July
                            1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment
                            No. 117, filed on February 27, 2006 (File No. 2-34393).

                 (ffff)     Investment Advisory Agreement for Janus Venture Fund dated
                            July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (gggg)     Investment Advisory Agreement for Janus Global Life Sciences
                            Fund dated July 1, 2004, as amended February 1, 2006, is
                            incorporated herein by reference to Exhibit 4(gggg) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (hhhh)     Investment Advisory Agreement for Janus Global Technology Fund
                            dated July 1, 2004, as amended February 1, 2006, is
                            incorporated herein by reference to Exhibit 4(hhhh) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (iiii)     Investment Advisory Agreement for Janus Balanced Fund dated
                            July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (jjjj)     Investment Advisory Agreement for Janus Contrarian Fund dated
                            July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (kkkk)     Investment Advisory Agreement for Janus Core Equity Fund dated
                            July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (llll)     Investment Advisory Agreement for Janus Growth and Income Fund
                            dated July 1, 2004, as amended February 1, 2006, is
                            incorporated herein by reference to Exhibit 4(llll) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (mmmm)     Investment Advisory Agreement for Janus Research Fund dated
                            December 2, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(mmmm) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (nnnn)     Investment Advisory Agreement for Janus Risk-Managed Stock
                            Fund dated July 1, 2004, as amended January 1, 2006, is
                            incorporated herein by reference to Exhibit 4(nnnn) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (oooo)     Investment Advisory Agreement for Janus Mid Cap Value Fund
                            dated July 1, 2004, as amended February 1, 2006, is
                            incorporated herein by reference to Exhibit 4(oooo) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (pppp)     Investment Advisory Agreement for Janus Global Opportunities
                            Fund dated July 1, 2004, as amended February 1, 2006, is
                            incorporated herein by reference to Exhibit 4(pppp) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (qqqq)     Investment Advisory Agreement for Janus Overseas Fund dated
                            July 1, 2004, as amended February 1, 2006,  is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (rrrr)     Investment Advisory Agreement for Janus Worldwide Fund dated
                            July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (ssss)     Investment Advisory Agreement for Janus Flexible Bond Fund
                            dated July 1, 2004, as amended February 1, 2006, is
                            incorporated herein by reference to Exhibit 4(ssss) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (tttt)     Investment Advisory Agreement for Janus High-Yield Fund dated
                            July 1, 2004, as amended February 1, 2006,  is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (uuuu)     Investment Advisory Agreement for Janus Short-Term Bond Fund
                            dated July 1, 2004, as amended February 1, 2006, is
                            incorporated herein by reference to Exhibit 4(uuuu) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (vvvv)     Investment Advisory Agreement for Janus Federal Tax-Exempt
                            Fund dated July 1, 2004, as amended February 1, 2006, is
                            incorporated herein by reference to Exhibit 4(vvvv) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (wwww)     Investment Advisory Agreement for Janus Money Market Fund
                            dated April 3, 2002, as amended February 1, 2006, is
                            incorporated herein by reference to Exhibit 4(wwww) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (xxxx)     Investment Advisory Agreement for Janus Government Money
                            Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(xxxx) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (yyyy)     Investment Advisory Agreement for Janus Tax-Exempt Money
                            Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyyy) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (zzzz)     Investment Advisory Agreement for Janus Institutional Cash
                            Reserves Fund dated April 3, 2002, as amended February 1,
                            2006, is incorporated herein by reference to Exhibit 4(zzzz)
                            to Post-Effective Amendment No. 117, filed on February 27,
                            2006 (File No. 2-34393).

                 (aaaaa)    Sub-Advisory Agreement for Janus Risk-Managed Stock Fund dated
                            July 1, 2004, as amended January 1, 2006, is incorporated
                            herein by reference to Exhibit 4(aaaaa) to Post-Effective
                            Amendment No. 117, filed on February 27, 2006 (File No.
                            2-34393).

                 (bbbbb)    Form of Amendment to Investment Advisory Agreement for Janus
                            Risk-Managed Stock Fund is incorporated herein by reference to
                            Exhibit 4(bbbbb) to Post-Effective Amendment No. 117, filed on
                            February 27, 2006 (File No. 2-34393).

                 (ccccc)    Form of Amendment to Sub-Advisory Agreement for Janus
                            Risk-Managed Stock Fund is incorporated herein by reference to
                            Exhibit 4(ccccc) to Post-Effective Amendment No. 117, filed on
                            February 27, 2006 (File No. 2-34393).

                 (ddddd)    Amendment to Investment Advisory Agreement for Janus Balanced
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                 (eeeee)    Amendment to Investment Advisory Agreement for Janus
                            Contrarian Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (fffff)    Amendment to Investment Advisory Agreement for Janus Core
                            Equity Fund dated June 14, 2006 is incorporated herein by
                            reference to Exhibit 4(fffff) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (ggggg)    Amendment to Investment Advisory Agreement for Janus
                            Enterprise Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ggggg) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (hhhhh)    Amendment to Investment Advisory Agreement for Janus Federal
                            Tax-Exempt Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(hhhhh) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (iiiii)    Amendment to Investment Advisory Agreement for Janus Flexible
                            Bond Fund dated June 14, 2006 is incorporated herein by
                            reference to Exhibit 4(iiiii) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (jjjjj)    Amendment to Investment Advisory Agreement for Janus Fund
                            dated June 14, 2006 is incorporated herein by reference to
                            Exhibit 4(jjjjj) to Post-Effective Amendment No. 119, filed on
                            December 19, 2006 (File No. 2-34393).

                 (kkkkk)    Amendment to Investment Advisory Agreement for Janus Global
                            Life Sciences Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment
                            No. 119, filed on December 19, 2006 (File No. 2-34393).

                 (lllll)    Amendment to Investment Advisory Agreement for Janus Global
                            Opportunities Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment
                            No. 119, filed on December 19, 2006 (File No. 2-34393).

                 (mmmmm)    Amendment to Investment Advisory Agreement for Janus Global
                            Technology Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (nnnnn)    Amendment to Investment Advisory Agreement for Janus Growth
                            and Income Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (ooooo)    Amendment to Investment Advisory Agreement for Janus
                            High-Yield Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ooooo) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (ppppp)    Amendment to Investment Advisory Agreement for Janus Mercury
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                 (qqqqq)    Amendment to Investment Advisory Agreement for Janus Mid Cap
                            Value Fund dated June 14, 2006 is incorporated herein by
                            reference to Exhibit 4(qqqqq) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (rrrrr)    Amendment to Investment Advisory Agreement for Janus Orion
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                 (sssss)    Amendment to Investment Advisory Agreement for Janus Overseas
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                 (ttttt)    Amendment to Investment Advisory Agreement for Janus Research
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                 (uuuuu)    Amendment to Investment Advisory Agreement for INTECH
                            Risk-Managed Stock Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective
                            Amendment No. 119, filed on December 19, 2006 (File No.
                            2-34393).

                 (vvvvv)    Amendment to Investment Advisory Agreement for Janus
                            Short-Term Bond Fund dated June 14, 2006 is incorporated
                            herein by reference to Exhibit 4(vvvvv) to Post-Effective
                            Amendment No. 119, filed on December 19, 2006 (File No.
                            2-34393).

                 (wwwww)    Amendment to Investment Advisory Agreement for Janus Small Cap
                            Value Fund dated June 14, 2006 is incorporated herein by
                            reference to Exhibit 4(wwwww) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (xxxxx)    Amendment to Investment Advisory Agreement for Janus Smart
                            Portfolio - Conservative dated June 14, 2006 is inorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective
                            Amendment No. 119, filed on December 19, 2006 (File No.
                            2-34393).

                 (yyyyy)    Amendment to Investment Advisory Agreement for Janus Smart
                            Portfolio - Growth dated June 14, 2006 is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment
                            No. 119, filed on December 19, 2006 (File No. 2-34393).

                 (zzzzz)    Amendment to Investment Advisory Agreement for Janus Smart
                            Portfolio - Moderate dated June 14, 2006 is incorporated
                            herein by reference to Exhibit 4(zzzzz) to Post-Effective
                            Amendment No. 119, filed on December 19, 2006 (File No.
                            2-34393).

                 (aaaaaa)   Amendment to Investment Advisory Agreement for Janus Triton
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 119,
                            filed on December 19, 2006 (File No. 2-34393).

                 (bbbbbb)   Amendment to Investment Advisory Agreement for Janus Twenty
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 119,
                            filed on December 19, 2006 (File No. 2-34393).

                 (cccccc)   Amendment to Investment Advisory Agreement for Janus Venture
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 119,
                            filed on December 19, 2006 (File No. 2-34393).

                 (dddddd)   Amendment to Investment Advisory Agreement for Janus Worldwide
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(dddddd) to Post-Effective Amendment No. 119,
                            filed on December 19, 2006 (File No. 2-34393).

                 (eeeeee)   Amendment to Sub-Advisory Agreement for Janus Mid Cap Value
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeeee) to Post-Effective Amendment No. 119,
                            filed on December 19, 2006 (File No. 2-34393).

                 (ffffff)   Amendment to Sub-Advisory Agreement for Janus Small Cap Value
                            Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ffffff) to Post-Effective Amendment No. 119,
                            filed on December 19, 2006 (File No. 2-34393).

                 (gggggg)   Amendment to Investment Advisory Agreement for Janus Core
                            Equity Fund dated June 30, 2006 is incorporated herein by
                            reference to Exhibit 4(gggggg) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (hhhhhh)   Form of Agreement and Plan of Reorganization is incorporated herein by reference to Exhibit 4 to N-14/A Pre-Effective
                            Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

                 (iiiiii)   Amendment to Investment Advisory Agreement for Janus Mercury
                            Fund dated December 31, 2006 is incorporated herein by
                            reference to Exhibit 4(iiiiii) to Post-Effective Amendment No.
                            120, filed on February 28, 2007 (File No. 2-34393).

                 (jjjjjj)   Amendment to Investment Advisory Agreement for Janus Research
                            Fund dated December 31, 2006 is incorporated herein by
                            reference to Exhibit 4(jjjjjj) to Post-Effective Amendment No.
                            120, filed on February 28, 2007 (File No. 2-34393).

                 (kkkkkk)   Amendment to Sub-Advisory Agreement for INTECH Risk-Managed
                            Stock Fund dated January 1, 2008 is incorporated herein by reference to Exhibit 4(kkkkkk) to Post-Effective Amendment No.
                            122, filed on February 28, 2008 (File No. 2-34393).

                 (llllll)   Amended and Restated Investment Advisory Agreement for Perkins
                            Mid Cap Value Fund dated December 31, 2008 is filed herein as
                            Exhibit 4(llllll).

                 (mmmmmm)   Amended and Restated Investment Advisory Agreement for Perkins
                            Small Cap Value Fund dated December 31, 2008 is filed herein as Exhibit 4(mmmmmm).

                 (nnnnnn)   Sub-Advisory Agreement for Perkins Mid Cap Value Fund dated
                            December 31, 2008 is filed herein as Exhibit 4(nnnnnn).

                 (oooooo)   Sub-Advisory Agreement for Perkins Small Cap Value Fund dated
                            December 31, 2008 is filed herein as Exhibit 4(oooooo).

    Exhibit 5    (a)        Distribution Agreement between Janus Investment Fund and Janus
                            Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                 (b)        Distribution Agreement between Janus Investment Fund and Janus
                            Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No.
                            105, filed on December 13, 2002 (File No. 2-34393).

                 (c)        Amendment to Amended and Restated Distribution Agreement
                            between Janus Investment Fund and Janus Distributors LLC,
                            dated June 14, 2006, is incorporated herein by reference to
                            Exhibit 5(c) to Post-Effective Amendment No. 119, filed on
                            December 19, 2006 (File No. 2-34393).

                 (d)        Amendment to Amended and Restated Distribution Agreement
                            between Janus Investment Fund and Janus Distributors LLC,
                            dated January 1, 2008, is incorporated herein by reference to
                            Exhibit 5(d) to Post-Effective Amendment No. 122, filed on
                            February 28, 2008 (File No. 2-34393).

    Exhibit 6               Not Applicable.

    Exhibit 7    (a)        Custodian Contract between Janus Investment Fund and State
                            Street Bank and Trust Company is incorporated herein by
                            reference to Exhibit 8(a) to Post-Effective Amendment No. 79,
                            filed on December 18, 1996 (File No. 2-34393).

                 (b)        Amendment dated April 25, 1990, of State Street Custodian
                            Contract is incorporated herein by reference to Exhibit 8(b)
                            to Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393).

                 (c)        Letter Agreement dated February 1, 1991, regarding State
                            Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on
                            December 18, 1996 (File No. 2-34393).

                 (d)        Custodian Contract between Janus Investment Fund and Investors
                            Fiduciary Trust Company filed as Exhibit 8(d) to
                            Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393), has been withdrawn.

                 (e)        Letter Agreement dated October 9, 1992, regarding State Street
                            Custodian Agreement is incorporated herein by reference to
                            Exhibit 8(e) to Post-Effective Amendment No. 81, filed on June
                            26, 1997 (File No. 2-34393).

                 (f)        Letter Agreement dated April 28, 1993, regarding State Street
                            Custodian Agreement is incorporated herein by reference to
                            Exhibit 8(f) to Post-Effective Amendment No. 81, filed on June
                            26, 1997 (File No. 2-34393).

                 (g)        Letter Agreement dated April 4, 1994, regarding State Street
                            Custodian Agreement is incorporated herein by reference to
                            Exhibit 8(g) to Post-Effective Amendment No. 81, filed on June
                            26, 1997 (File No. 2-34393).

                 (h)        Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money
                            Market Fund and Janus Tax-Exempt Money Market Fund, and United
                            Missouri Bank, N.A. filed as Exhibit 8(h) to Post-Effective
                            Amendment No. 81, filed on June 26, 1997 (File No. 2-34393), has been withdrawn.

                 (i)        Letter Agreement dated December 12, 1995, regarding State
                            Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on
                            March 15, 1996 (File No. 2-34393).

                 (j)        Amendment dated October 11, 1995, of State Street Custodian
                            Contract is incorporated herein by reference to Exhibit 8(j)
                            to Post-Effective Amendment No. 71, filed on December 20, 1995
                            (File No. 2-34393).

                 (k)        Form of Amendment dated September 10, 1996, of State Street
                            Custodian Contract is incorporated herein by reference to
                            Exhibit 8(k) to Post-Effective Amendment No. 75, filed on
                            September 11, 1996 (File No. 2-34393).

                 (l)        Letter Agreement dated September 10, 1996, regarding State
                            Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on
                            September 11, 1996 (File No. 2-34393).

                 (m)        Form of Subcustodian Contract between United Missouri Bank,
                            N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective
                            Amendment No. 75, filed on September 11, 1996 (File No.
                            2-34393).

                 (n)        Form of Letter Agreement dated September 9, 1997, regarding
                            State Street Custodian Contract is incorporated herein by
                            reference to Exhibit 8(n) to Post-Effective Amendment No. 82,
                            filed on September 16, 1997 (File No. 2-34393).

                 (o)        Form of Letter Agreement dated September 14, 1998, regarding
                            State Street Custodian Contract is incorporated herein by
                            reference to Exhibit 7(o) to Post-Effective Amendment No. 85,
                            filed on September 10, 1998 (File No. 2-34393).

                 (p)        Letter Agreement dated September 14, 1999, regarding State
                            Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88, filed on
                            November 15, 1999 (File No. 2-34393).

                 (q)        Global Custody Services Agreement between Janus Investment
                            Fund, on behalf of Janus Money Market Fund, Janus Government
                            Money Market Fund and Janus Tax-Exempt Money Market Fund, and
                            Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88,
                            filed on November 15, 1999 (File No. 2-34393).

                 (r)        Form of Letter Agreement dated April 3, 2000, regarding State
                            Street Custodian Contract is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 92, filed on
                            March 17, 2000 (File No. 2-34393).

                 (s)        Form of Letter Agreement dated September 26, 2000, regarding
                            State Street Custodian Contract filed as Exhibit 7(s) to
                            Post-Effective Amendment No. 95, filed on September 13, 2000
                            (File No. 2-34393), has been withdrawn.

                 (t)        Amendment to State Street Bank and Trust Company Custodian
                            Contract dated April 10, 2000 is incorporated herein by
                            reference to Exhibit 7(t) to Post-Effective Amendment No. 96,
                            filed on December 18, 2000 (File No. 2-34393).

                 (u)        Foreign Custody Amendment to State Street Bank and Trust
                            Company Custodian Contract dated December 5, 2000 is
                            incorporated herein by reference to Exhibit 7(u) to
                            Post-Effective Amendment No. 96, filed on December 18, 2000
                            (File No. 2-34393).

                 (v)        Foreign Custody Manager Addendum to Global Custodial Services
                            Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96,
                            filed on December 18, 2000 (File No. 2-34393).

                 (w)        Form of Amendment to State Street Bank and Trust Company
                            Custodian Contract dated December 5, 2000 is incorporated
                            herein by reference to Exhibit 7(w) to Post-Effective
                            Amendment No. 96, filed on December 18, 2000 (File No.
                            2-34393).

                 (x)        Form of Amendment to State Street Bank and Trust Company
                            Custodian Contract dated December 5, 2000 is incorporated
                            herein by reference to Exhibit 7(x) to Post-Effective
                            Amendment No. 96, filed on December 18, 2000 (File No.
                            2-34393).

                 (y)        Form of Letter Agreement dated June 29, 2001, regarding State
                            Street Bank and Trust Custodian Contract is incorporated
                            herein by reference to Exhibit 7(y) to Post-Effective
                            Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                 (z)        Form of Letter Agreement dated July 31, 2001 regarding State
                            Street Bank and Trust Custodian Contract is incorporated
                            herein by reference to Exhibit 7(z) to Post-Effective
                            Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                 (aa)       Amendment to State Street Bank and Trust Company Custodian
                            Contract dated June 15, 2001 is incorporated herein by
                            reference to Exhibit 7(aa) to Post-Effective Amendment No.
                            100, filed on July 31, 2001 (File No. 2-34393).

                 (bb)       Amendment to State Street Bank and Trust Company Custodian
                            Contract dated June 21, 1988 is incorporated herein by
                            reference to Exhibit 7(bb) to Post-Effective Amendment No.
                            103, filed on February 22, 2002 (File No. 2-34393).

                 (cc)       Form of Letter Agreement regarding Citibank, N.A. Custodian
                            Contract is incorporated herein by reference to Exhibit 7(cc)
                            to Post-Effective Amendment No. 104, filed on February 28,
                            2002 (File No. 2-34393).

                 (dd)       Form of Amendment to Subcustodian Contract between Citibank,
                            N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective
                            Amendment No. 104, filed on February 28, 2002 (File No.
                            2-34393).

                 (ee)       Form of Letter Agreement dated February 28, 2003, regarding
                            State Street Bank and Trust Company Custodian Contract is
                            incorporated herein by reference as Exhibit 7(ee) to
                            Post-Effective Amendment No. 105, filed on December 13, 2002
                            (File No. 2-34393).

                 (ff)       Form of Letter Agreement dated March 21, 2003, regarding State
                            Street Bank and Trust Company Custodian Contract is
                            incorporated herein by reference to Exhibit 7(ff) to
                            Post-Effective Amendment No. 106, filed on January 3, 2003
                            (File No. 2-34393).

                 (gg)       Form of Letter Agreement dated December 5, 2003, with regard to Janus Global Opportunities Fund, with State Street Bank and
                            Trust Company, is incorporated herein by reference to Exhibit
                            7(gg) to Post-Effective Amendment No. 110, filed on December
                            23, 2003 (File No. 2-34393).

                 (hh)       Form of Letter Agreement dated February 25, 2005, regarding
                            State Street Bank and Trust Company Custodian Contract is
                            incorporated herein by reference to Exhibit 7(hh) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (ii)       Amendment to Custodian Contract dated January 21, 2005,
                            between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No.
                            113, filed on February 24, 2005 (File No. 2-34393).

                 (jj)       Amendment to Global Custodial Services Agreement dated January
                            14, 2005, between Janus Investment Fund, on behalf of Janus
                            Money Market Fund, Janus Government Money Market Fund and
                            Janus Tax-Exempt Money Market Fund, and Citibank, N.A. is
                            incorporated herein by reference to Exhibit 7(jj) to
                            Post-Effective Amendment No. 113, filed on February 24, 2005
                            (File No. 2-34393).

                 (kk)       Form of Letter Agreement in regards to Janus Explorer Fund, with State Street Bank and Trust Company is incorporated
                            herein by reference to Exhibit 7(kk) to Post-Effective
                            Amendment No. 113, filed on February 24, 2005 (File No.
                            2-34393).

                 (ll)       Letter Agreement in regards to Janus Flexible Income Fund, with State Street Bank and Trust Company is incorporated
                            herein by reference to Exhibit 7(ll) to Post-Effective
                            Amendment No. 114, filed on October 14, 2005 (File No.
                            2-34393).

                 (mm)       Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust
                            Company is incorporated herein by reference to Exhibit 7(mm)
                            to Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (nn)       Form of Letter Agreement in regards to Janus Smart Portfolio -
                            Growth, Janus Smart Portfolio - Moderate and Janus Smart
                            Portfolio - Conservative, with State Street Bank and Trust
                            Company is incorporated herein by reference to Exhibit 7(nn)
                            to Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (oo)       Form of Letter Agreement with State Street Bank and Trust
                            Company regarding Janus Risk-Managed Stock Fund is
                            incorporated herein by reference to Exhibit 7(oo) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (pp)       Letter Agreement in regards to Janus Core Equity Fund, with
                            State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(pp) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

    Exhibit 8    (a)        Transfer Agency Agreement with Investors Fiduciary Trust
                            Company filed as Exhibit 9(a) to Post-Effective Amendment No.
                            79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                 (b)        Subagency Agreement between Janus Service Corporation and
                            Investors Fiduciary Trust Company filed as Exhibit 9(b) to
                            Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393), has been withdrawn.

                 (c)        Form of Administration Agreement with Janus Capital
                            Corporation for Janus Money Market Fund, Janus Government
                            Money Market Fund and Janus Tax-Exempt Money Market Fund is
                            incorporated herein by reference to Exhibit 9(c) to
                            Post-Effective Amendment No. 81, filed on June 26, 1997 (File
                            No. 2-34393).

                 (d)        Transfer Agency Agreement dated December 9, 1994, with Janus
                            Service Corporation for Janus Money Market Fund, Janus
                            Government Money Market Fund and Janus Tax-Exempt Money Market
                            Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64, filed on February 8, 1995 (File No. 2-34393), has been
                            withdrawn.

                 (e)        Transfer Agency Agreement dated September 27, 1995, with Janus
                            Service Corporation for Janus Money Market Fund, Janus
                            Government Money Market Fund, Janus Tax-Exempt Money Market
                            Fund, Janus High-Yield Fund and Janus Olympus Fund is
                            incorporated herein by reference to Exhibit 9(e) to
                            Post-Effective Amendment No. 70, filed on November 28, 1995
                            (File No. 2-34393).

                 (f)        Letter Agreement dated December 21, 1995, regarding Janus
                            Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective
                            Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                 (g)        Letter Agreement dated May 21, 1996, regarding Janus Service
                            Corporation Transfer Agency Agreement is incorporated by
                            reference to Exhibit 9(g) to Post-Effective Amendment No. 73,
                            filed on May 28, 1996 (File No. 2-34393).

                 (h)        Form of Amended Administration Agreement with Janus Capital
                            Corporation for Janus Money Market Fund, Janus Government
                            Money Market Fund, and Janus Tax-Exempt Money Market Fund is
                            incorporated by reference to Exhibit 9(h) to Post-Effective
                            Amendment No. 77, filed on November 21, 1996 (File No.
                            2-34393).

                 (i)        Letter Agreement dated September 10, 1996, regarding Janus
                            Service Corporation Transfer Agency Agreement filed as Exhibit
                            9(i) to Post-Effective Amendment No. 76, filed on September
                            23, 1996 (File No. 2-34393), has been withdrawn.

                 (j)        Letter Agreement dated September 9, 1997, regarding Janus
                            Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective
                            Amendment No. 82, filed on September 16, 1997 (File No.
                            2-34393).

                 (k)        Form of Letter Agreement dated September 14, 1998, regarding
                            Janus Service Corporation Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(k) to
                            Post-Effective Amendment No. 85, filed on September 10, 1998
                            (File No. 2-34393).

                 (l)        Letter Agreement dated September 14, 1999, regarding Janus
                            Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(l) to Post-Effective
                            Amendment No. 88, filed on November 15, 1999 (File No.
                            2-34393).

                 (m)        Form of Letter Agreement dated April 3, 2000, regarding Janus
                            Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(m) to Post-Effective
                            Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                 (n)        Form of Letter Agreement dated September 26, 2000, regarding
                            Janus Service Corporation Transfer Agency Agreement filed as
                            Exhibit 8(n) to Post-Effective Amendment No. 95, filed on
                            September 13, 2000 (File No. 2-34393), has been withdrawn.

                 (o)        Form of Letter Agreement dated September 26, 2000, regarding
                            Janus Service Corporation Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(o) to
                            Post-Effective Amendment No. 96, filed on December 18, 2000
                            (File No. 2-34393).

                 (p)        Letter Agreement dated March 13, 2001, regarding Janus Service
                            Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(p) to Post-Effective Amendment No.
                            98, filed on March 15, 2001 (File No. 2-34393).

                 (q)        Form of Letter Agreement dated July 1, 2001 regarding Janus
                            Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(q) to Post-Effective
                            Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                 (r)        Form of Letter Agreement dated July 31, 2001 regarding Janus
                            Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(r) to Post-Effective
                            Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                 (s)        Form of Letter Agreement regarding Janus Service Corporation
                            Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 104, filed on
                            February 28, 2002 (File No. 2-34393).

                 (t)        Form of Administration Agreement with Janus Capital
                            Corporation for Janus Institutional Cash Reserves Fund is
                            incorporated herein by reference to Exhibit 8(t) to
                            Post-Effective Amendment No. 104, filed on February 28, 2002
                            (File No. 2-34393).

                 (u)        Amended and Restated Transfer Agency Agreement dated June 18,
                            2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to
                            Post-Effective Amendment No. 105, filed on December 13, 2002
                            (File No. 2-34393).

                 (v)        Form of Letter Agreement regarding Janus Services LLC Transfer
                            Agency Agreement is incorporated herein by reference to
                            Exhibit 8(v) to Post-Effective Amendment No. 105, filed on
                            December 13, 2002 (File No. 2-34393).

                 (w)        Form of Letter Agreement regarding Janus Services LLC Transfer
                            Agency Agreement is incorporated herein by reference to
                            Exhibit 8(w) to Post-Effective Amendment No. 106, filed on
                            January 3, 2003 (File No. 2-34393).

                 (x)        Form of Agreement and Plan of Reorganization by and among
                            Janus Investment Fund and Berger Omni Investment Trust is
                            incorporated herein by reference to Exhibit 8(x) to
                            Post-Effective Amendment No. 106, filed on January 3, 2003
                            (File No. 2-34393).

                 (y)        Form of Agreement and Plan of Reorganization by and among
                            Janus Investment Fund and Berger Investment Portfolio Trust is
                            incorporated herein by reference to Exhibit 8(y) to
                            Post-Effective Amendment No. 106, filed on January 3, 2003
                            (File No. 2-34393).

                 (z)        Form of Agreement regarding Administrative Services between
                            Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106,
                            filed on January 3, 2003 (File No. 2-34393).

                 (aa)       Form of Agreement regarding Administrative Services between
                            Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No.
                            106, filed on January 3, 2003 (File No. 2-34393).

                 (bb)       Letter Agreement dated September 17, 2003 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement
                            and Janus Overseas Fund is incorporated herein by reference to
                            Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on
                            December 23, 2003 (File No. 2-34393).

                 (cc)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Federal Tax-Exempt Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(cc) to
                            Post-Effective Amendment No. 110, filed on December 23, 2003
                            (File No. 2-34393).

                 (dd)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Flexible Income Fund dated July 1, 2003 is
                            incorporated herein by reference to Exhibit 8(dd) to
                            Post-Effective Amendment No. 110, filed on December 23, 2003
                            (File No. 2-34393).

                 (ee)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Government Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ee) to
                            Post-Effective Amendment No. 110, filed on December 23, 2003
                            (File No. 2-34393).

                 (ff)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus High-Yield Fund dated July 1, 2003 is
                            incorporated herein by reference to Exhibit 8(ff) to
                            Post-Effective Amendment No. 110, filed on December 23, 2003
                            (File No. 2-34393).

                 (gg)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Institutional Cash Reserves Fund dated July 1,
                            2003 is incorporated herein by reference to Exhibit 8(gg) to
                            Post-Effective Amendment No. 110, filed on December 23, 2003
                            (File No. 2-34393).

                 (hh)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Money Market Fund dated July 1, 2003 is
                            incorporated herein by reference to Exhibit 8(hh) to
                            Post-Effective Amendment No. 110, filed on December 23, 2003
                            (File No. 2-34393).

                 (ii)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Short-Term Bond Fund dated July 1, 2003 is
                            incorporated herein by reference to Exhibit 8(ii) to
                            Post-Effective Amendment No. 110, filed on December 23, 2003
                            (File No. 2-34393).

                 (jj)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(jj) to
                            Post-Effective Amendment No. 110, filed on December 23, 2003
                            (File No. 2-34393).

                 (kk)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Institutional Cash Reserves Fund dated July 1,
                            2004 is incorporated herein by reference to Exhibit 8(kk) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (ll)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(ll) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (mm)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Flexible Income Fund dated July 1, 2004 is
                            incorporated herein by reference to Exhibit 8(mm) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (nn)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Government Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(nn) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (oo)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus High-Yield Fund dated July 1, 2004 is
                            incorporated herein by reference to Exhibit 8(oo) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (pp)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Money Market Fund dated July 1, 2004 is
                            incorporated herein by reference to Exhibit 8(pp) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (qq)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Short-Term Bond Fund dated July 1, 2004 is
                            incorporated herein by reference to Exhibit 8(qq) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (rr)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(rr) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (ss)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Explorer Fund dated December 2, 2004 is
                            incorporated herein by reference to Exhibit 8(ss) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (tt)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Research Fund dated December 2, 2004 is
                            incorporated herein by reference to Exhibit 8(tt) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393).

                 (uu)       Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No.
                            112, filed on December 10, 2004 (File No. 2-34393).

                 (vv)       Letter Agreement between Janus Capital Management LLC and
                            Janus Investment Fund regarding Janus Explorer Fund is
                            incorporated herein by reference to Exhibit 8(vv) to
                            Post-Effective Amendment No. 113, filed on February 24, 2005
                            (File No. 2-34393).

                 (ww)       Letter Agreement regarding Janus Services LLC Amended and
                            Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No.
                            113, filed on February 24, 2005 (File No. 2-34393).

                 (xx)       Letter Agreement dated February 9, 2005, regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(xx) to
                            Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (yy)       Letter Agreement between Janus Capital Management LLC and
                            Janus Investment Fund regarding Janus Flexible Income Fund is incorporated herein by reference to Exhbit 8(yy) to
                            Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (zz)       Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Federal Tax-Exempt Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(zz) to
                            Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (aaa)      Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Flexible Bond Fund dated July 1, 2005 is
                            incorporated herein by reference to Exhibit 8(aaa) to
                            Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (bbb)      Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus High-Yield Fund dated July 1, 2005 is
                            incorporated herein by reference to Exhibit 8(bbb) to
                            Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (ccc)      Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Short-Term Bond Fund dated July 1, 2005 is
                            incorporated herein by reference to Exhibit 8(ccc) to
                            Post-Effective Amendment No. 114, filed on October 14, 2005
                            (File No. 2-34393).

                 (ddd)      Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Research Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(ddd) to Post-Effective
                            Amendment No. 114, filed on October 14, 2005 (File No.
                            2-34393).

                 (eee)      Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Triton Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(eee) to Post-Effective
                            Amendment No. 114, filed on October 14, 2005 (File No.
                            2-34393).

                 (fff)      Form of Administration Agreement between Janus Investment
                            Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart
                            Portfolio - Moderate and Janus Smart Portfolio - Conservative,
                            and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No.
                            114, filed on October 14, 2005 (File No. 2-34393).

                 (ggg)      Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency is incorporated herein by
                            reference to Exhibit 8(ggg) to Post-Effective Amendment No.
                            114, filed on October 14, 2005 (File No. 2-34393).

                 (hhh)      Form of Expense Limitation Agreement between Janus Capital
                            Management LLC and Janus Investment Fund, on behalf of Janus
                            Smart Portfolio-Growth is incorporated herein by reference to
                            Exhibit 8(hhh) to Post-Effective Amendment No. 116, filed on
                            December 30, 2005 (File No. 2-34393).

                 (iii)      Form of Expense Limitation Agreement between Janus Capital
                            Management LLC and Janus Investment Fund, on behalf of Janus
                            Smart Portfolio-Moderate is incorporated herein by reference to Exhibit 8(iii) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

                 (jjj)      Form of Expense Limitation Agreement between Janus Capital
                            Management LLC and Janus Investment Fund, on behalf of Janus
                            Smart Portfolio-Conservative is incorporated herein by
                            reference to Exhibit 8(jjj) to Post-Effective Amendment No.
                            116, filed on December 30, 2005 (File No. 2-34393).

                 (kkk)      Form of Letter Agreement regarding Amended and Restated
                            Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                 (lll)      Letter Agreement dated April 18, 2006 regarding Janus Services
                            LLC Amended and Restated Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(lll) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (mmm)      Amendment dated June 14, 2006 to Administration Agreement
                            between Janus Investment Fund, on behalf of Janus Government
                            Money Market Fund, and Janus Capital Management LLC is
                            incorporated herein by reference to Exhibit 8(mmm) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (nnn)      Amendment dated June 14, 2006 to Administration Agreement
                            between Janus Investment Fund, on behalf of Janus
                            Institutional Cash Reserves Fund, and Janus Capital Management
                            LLC is incorporated herein by reference to Exhibit 8(nnn) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (ooo)      Amendment dated June 14, 2006 to Administration Agreement
                            between Janus Investment Fund, on behalf of Janus Money Market
                            Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ooo) to Post-Effective Amendment No.
                            119, filed on December 19, 2006 (File No. 2-34393).

                 (ppp)      Amendment dated June 14, 2006 to Administration Agreement
                            between Janus Investment Fund, on behalf of Janus Smart
                            Portfolio - Growth, Janus Smart Portfolio - Moderate, Janus
                            Smart Portfolio - Conservative, and Janus Capital Management
                            LLC is incorporated herein by reference to Exhibit 8(ppp) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (qqq)      Amendment dated June 14, 2006 to Administration Agreement
                            between Janus Investment Fund, on behalf of Janus Tax-Exempt
                            Money Market Fund, and Janus Capital Management LLC is
                            incorporated herein by reference to Exhibit 8(qqq) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (rrr)      Expense Limitation Agreement between Janus Capital Management
                            LLC and Janus Investment Fund, on behalf of Janus Worldwide
                            Fund, is incorporated herein by reference to Exhibit 8(rrr) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (sss)      Letter Agreement dated November 1, 2006 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(sss) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (ttt)      Letter Agreement dated December 14, 2006 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(ttt) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (uuu)      Letter Agreement dated December 20, 2006 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(uuu) to
                            Post-Effective Amendment No. 120, filed on February 28, 2007
                            (File No. 2-34393).

                 (vvv)      Agreement and Plan of Reorganization by and among Janus
                            Investment Fund and Janus Adviser Series dated February 23,
                            2007 is incorporated herein by reference to Exhibit 8(vvv) to
                            Post-Effective Amendment No. 120, filed on February 28, 2007
                            (File No. 2-34393).

                 (www)      Agreement and Plan of Reorganization by and among Janus
                            Investment Fund and Janus Capital Management LLC dated
                            February 23, 2007 is incorporated herein by reference to
                            Exhibit 8(www) to Post-Effective Amendment No. 120, filed on
                            February 28, 2007 (File No. 2-34393).

                 (xxx)      Letter Agreement dated February 23, 2007 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(xxx) to
                            Post-Effective Amendment No. 120, filed on February 28, 2007
                            (File No. 2-34393).

                 (yyy)      First Amendment dated December 14, 2007 to the Amended and
                            Restated Transfer Agency Agreement, between Janus Investment
                            Fund and Janus Services LLC is incorporated herein by
                            reference to Exhibit 8(yyy) to Post-Effective Amendment No.
                            122, filed on February 28, 2008 (File No. 2-34393).

                 (zzz)      Letter Agreement dated December 21, 2007 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(zzz) to
                            Post-Effective Amendment No. 122, filed on February 28, 2008
                            (File No. 2-34393).

                 (aaaa)     Letter Agreement dated February 26, 2008 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            incorporated herein by reference to Exhibit 8(aaaa) to
                            Post-Effective Amendment No. 122, filed on February 28, 2008
                            (File No. 2-34393).

                 (bbbb)     Letter Agreement dated August 29, 2008 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            filed herein as Exhibit 8(bbbb).

                 (cccc)     Second Amendment dated October 2, 2008 to the Amended and
                            Restated Transfer Agency Agreement, between Janus Investment
                            Fund and Janus Services LLC is filed herein as Exhibit 8(cccc).

                 (dddd)     Letter Agreement dated October 2, 2008 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            filed herein as Exhibit 8(dddd).

                 (eeee)     Letter Agreement dated December 29, 2008 regarding Janus
                            Services LLC Amended and Restated Transfer Agency Agreement is
                            filed herein as Exhibit 8(eeee).

    Exhibit 9    (a)        Opinion and Consent of Messrs. Davis, Graham & Stubbs with respect to shares of Janus Fund is incorporated herein by
                            reference to Exhibit 10(a) to Post-Effective Amendment No. 79,
                            filed on December 18, 1996 (File No. 2-34393).

                 (b)        Opinion and Consent of Counsel with respect to shares of Janus
                            Growth and Income Fund and Janus Worldwide Fund is
                            incorporated herein by reference to Exhibit 10(b) to
                            Post-Effective Amendment No. 79, filed on December 18, 1996
                            (File No. 2-34393).

                 (c)        Opinion and Consent of Counsel with respect to shares of Janus
                            Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond
                            Fund is incorporated herein by reference to Exhibit 10(c) to
                            Post-Effective Amendment No. 80, filed on February 14, 1997
                            (File No. 2-34393).

                 (d)        Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No.
                            81, filed on June 26, 1997 (File No. 2-34393).

                 (e)        Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No.
                            81, filed on June 26, 1997 (File No. 2-34393).

                 (f)        Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is
                            incorporated herein by reference to Exhibit 10(f) to
                            Post-Effective Amendment No. 81, filed on June 26, 1997 (File
                            No. 2-34393).

                 (g)        Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities
                            Fund filed as Exhibit 10(g) to Post-Effective Amendment No.
                            46, filed on June 18, 1992 (File No. 2-34393), has been
                            withdrawn.

                 (h)        Opinion and Consent of Counsel with respect to shares of Janus
                            Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to Exhibit 10(h) to Post-Effective
                            Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                 (i)        Opinion and Consent of Counsel with respect to shares of Janus
                            Overseas Fund is incorporated herein by reference to
                            Exhibit 10(i) to Post-Effective Amendment No. 81, filed on
                            June 26, 1997 (File No. 2-34393).

                 (j)        Opinion and Consent of Counsel with respect to shares of Janus
                            Money Market Fund, Janus Government Money Market Fund and
                            Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81,
                            filed on June 26, 1997 (File No. 2-34393).

                 (k)        Opinion and Consent of Counsel with respect to Institutional
                            Shares of Janus Money Market Fund, Janus Government Money
                            Market Fund and Janus Tax-Exempt Money Market Fund is
                            incorporated herein by reference to Exhibit 10(k) to
                            Post-Effective Amendment No. 81, filed on June 26, 1997 (File
                            No. 2-34393).

                 (l)        Opinion and Consent of Counsel with respect to shares of Janus
                            High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No.
                            68, filed on September 14, 1995 (File No. 2-34393).

                 (m)        Opinion and Consent of Counsel with respect to shares of Janus
                            Equity Income Fund is incorporated herein by reference to
                            Exhibit 10(m) to Post-Effective Amendment No. 72, filed on
                            March 15, 1996 (File No. 2-34393).

                 (n)        Opinion and Consent of Counsel with respect to shares of Janus
                            Special Situations Fund filed as Exhibit 10(n) to
                            Post-Effective Amendment No. 75, filed on September 11, 1996
                            (File No. 2-34393), has been withdrawn.

                 (o)        Opinion and Consent of Counsel with respect to shares of Janus
                            Money Market Fund, Janus Government Money Market Fund, and
                            Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76,
                            filed on September 23, 1996 (File No. 2-34393).

                 (p)        Opinion and Consent of Counsel with respect to shares of Janus
                            Global Life Sciences Fund filed as Exhibit 10(p) to
                            Post-Effective Amendment No. 82, filed on September 16, 1997
                            (File No. 2-34393), has been withdrawn.

                 (q)        Opinion and Consent of Counsel with respect to shares of Janus
                            Global Life Sciences Fund and Janus Global Technology Fund is
                            incorporated herein by reference to Exhibit 9(q) to
                            Post-Effective Amendment No. 85, filed on September 10, 1998
                            (File No. 2-34393).

                 (r)        Opinion and Consent of Counsel with respect to shares of Janus
                            Strategic Value Fund is incorporated herein by reference to
                            Exhibit 9(r) to Post-Effective Amendment No. 88, filed on
                            November 15, 1999 (File No. 2-34393).

                 (s)        Opinion and Consent of Counsel with respect to shares of Janus
                            Orion Fund is incorporated herein by reference to Exhibit 9(s)
                            to Post-Effective Amendment No. 92, filed on March 17, 2000
                            (File No. 2-34393).

                 (t)        Opinion and Consent of Counsel with respect to shares of Janus
                            Fund 2 filed as Exhibit 9(t) to Post-Effective Amendment No.
                            95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                 (u)        Opinion and Consent of Counsel with respect to Janus Global
                            Value Fund is incorporated herein by reference to Exhibit 9(u)
                            to Post-Effective Amendment No. 98, filed on March 15, 2001
                            (File No. 2-34393).

                 (v)        Opinion and Consent of Counsel with respect to Janus
                            Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 9(v) to Post-Effective Amendment No. 104,
                            filed on February 28, 2002 (File No. 2-34393).

                 (w)        Opinion and Consent of Counsel with respect to Janus
                            Risk-Managed Stock Fund is incorporated herein by reference to
                            Exhibit 9(w) to Post-Effective Amendment No. 105, filed on
                            December 13, 2002 (File No. 2-34393).

                 (x)        Opinion and Consent of Counsel with respect to Janus Mid Cap
                            Value Fund and Janus Small Cap Value Fund dated April 17,
                            2003, is incorporated herein by reference to Exhibit 9(x) to
                            Post-Effective Amendment No. 109, filed on April 17, 2003
                            (File No. 2-34393).

                 (y)        Opinion and Consent of Counsel with respect to Janus Explorer
                            Fund and Janus Research Fund is incorporated herein by
                            reference to Exhibit 9(y) to Post-Effective Amendment No. 112,
                            filed on December 10, 2004 (File No. 2-34393).

                 (z)        Opinion and Consent of Counsel with respect to Janus Smart
                            Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus
                            Smart Portfolio - Conservative is incorporated herein by
                            reference to Exhibit 9(z) to Post-Effective Amendment No. 116,
                            filed on December 30, 2005 (File No. 2-34393).

    Exhibit 10              Consent of PricewaterhouseCoopers LLP is filed herein as
                            Exhibit 10.

    Exhibit 11              Not Applicable.

    Exhibit 12              Not Applicable.

    Exhibit 13              Not Applicable.

    Exhibit 14   (a)        Form of plan for Janus Money Market Fund, Janus Government
                            Money Market Fund and Janus Tax-Exempt Money Market Fund
                            pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as
                            Exhibit 18 to Post-Effective Amendment No. 66, filed on April
                            13, 1995 (File No. 2-34393), has been withdrawn.

                 (b)        Restated form of Rule 18f-3 Plan for Janus Money Market Fund,
                            Janus Government Money Market Fund and Janus Tax-Exempt Money
                            Market Fund is incorporated herein by reference to Exhibit
                            18(b) to Post-Effective Amendment No. 69, filed on September
                            28, 1995 (File No. 2-34393).

                 (c)        Amended and Restated form of Rule 18f-3 Plan for Janus Money
                            Market Fund, Janus Government Money Market Fund, and Janus
                            Tax-Exempt Money Market Fund is incorporated herein by
                            reference to Exhibit 18(c) to Post-Effective Amendment No. 78,
                            filed on December 16, 1996 (File No. 2-34393).

                 (d)        Form of Amended and Restated Rule 18f-3 Plan for Janus Money
                            Market Fund, Janus Government Money Market Fund, and Janus
                            Tax-Exempt Money Market Fund dated June 12, 2001 is
                            incorporated herein by reference to Exhibit 14(d) to
                            Post-Effective Amendment No. 99, filed on June 1, 2001 (File
                            No. 2-34393).

                 (e)        Rule 18f-3 Plan for Janus Investment Fund with respect to
                            Janus Mid Cap Value Fund and Janus Small Cap Value Fund is
                            incorporated herein by reference to Exhibit 14(e) to
                            Post-Effective Amendment No. 106, filed on January 3, 2003
                            (File No. 2-34393).

    Exhibit 15   (a)        Powers of Attorney dated as of January 1, 2006 are
                            incorporated herein by reference to Exhibit 15(a) to
                            Post-Effective Amendment No. 117, filed on February 27, 2006
                            (File No. 2-34393).

                 (b)        Powers of Attorney dated as of March 16, 2007 are incorporated herein by reference to Exhibit 15(b) to Post-Effective
                            Amendment No. 121, filed on December 14, 2007 (File No.
                            2-34393).

                 (c)        Powers of Attorney dated as of April 11, 2008, are filed
                            herein as Exhibit 15(c).

    Exhibit 16   (a)        Janus Ethics Rules filed as Exhibit 15 to Post-Effective
                            Amendment No. 95, filed on September 13, 2000 (File No.
                            2-34393), have been withdrawn.

                 (b)        Amended Janus Ethics Rules filed as Exhibit 15(b) to
                            Post-Effective Amendment No. 98, filed on March 15, 2001 (File
                            No. 2-34393), have been withdrawn.

                 (c)        Amended Janus Ethics Rules filed as Exhibit 15(c) to
                            Post-Effective Amendment No. 100, filed on July 31, 2001 (File
                            No. 2-34393), have been withdrawn.

                 (d)        Amended Janus Ethics Rules filed as Exhibit 15(d) to
                            Post-Effective Amendment No. 105, filed on December 13, 2002
                            (File No. 2-34393), have been withdrawn.

                 (e)        Code of Ethics and Statement of Personal Trading Policies for
                            Enhanced Investment Technologies, LLC filed as Exhibit 15(e)
                            to Post-Effective Amendment No. 105, filed on December 13,
                            2002 (File No. 2-34393), have been withdrawn.

                 (f)        Code of Ethics and Statement of Personal Trading Policies for
                            Perkins, Wolf, McDonnell and Company filed as Exhibit 15(f) to
                            Post-Effective Amendment No. 106, filed on January 3, 2003
                            (File No. 2-34393), have been withdrawn.

                 (g)        Amended Janus Ethics Rules filed as Exhibit 15(g) to
                            Post-Effective Amendment No 107, filed on February 28, 2003
                            (File No. 2-32393), have been withdrawn.

                 (h)        Amended Janus Ethics Rules filed as Exhibit 15(h) to
                            Post-Effective Amendment No. 109, filed on April 17, 2003
                            (File No. 2-32393), have been withdrawn.

                 (i)        Amended Janus Ethics Rules filed as Exhibit 15(i) to
                            Post-Effective Amendment No. 110, filed on December 23, 2003
                            (File No. 2-34393), have been withdrawn.

                 (j)        Amended Janus Ethics Rules filed as Exhibit 15(j) to
                            Post-Effective Amendment No. 111, filed on February 27, 2004
                            (File No. 2-34393), have been withdrawn.

                 (k)        Amended Janus Ethics Rules filed as Exhibit 16(k) to
                            Post-Effective Amendment No. 112, filed on December 10, 2004
                            (File No. 2-34393), have been withdrawn.

                 (l)        Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC
                            revised July 7, 2004 filed as Exhibit 16(l) to Post-Effective
                            Amendment 113, filed on February 24, 2005 (File No. 2-34393), have been withdrawn.

                 (m)        Amended Janus Ethics Rules filed as Exhibit 16(m) to
                            Post-Effective Amendment 113, filed on February 24, 2005 (File
                            No. 2-34393), have been withdrawn.

                 (n)        Amended Janus Ethics Rules dated September 20, 2005 are filed as Exhibit 16(n) to Post-Effective Amendment No. 114, filed on
                            October 14, 2005 (File No. 2-34393), have been withdrawn.

                 (o)        Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC
                            revised April 27, 2005 is incorporated herein by reference to
                            Exhibit 16(o) to Post-Effective Amendment No. 115, filed on
                            December 16, 2005 (File No. 2-34393).

                 (p)        Amended Janus Ethics Rules dated December 6, 2005 are
                            incorporated herein by reference to Exhibit 16(p) to
                            Post-Effective Amendment No. 115, filed on December 16, 2005
                            (File No. 2-34393).

                 (q)        Amended Janus Ethics Rules dated July 12, 2006 are
                            incorporated herein by reference to Exhibit 17 to N-14/A
                            Pre-Effective Amendment No. 1, filed on August 8, 2006 (File
                            No. 2-234393).

                 (r)        Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC
                            revised October 11, 2006, is incorporated herein by reference to Exhibit 16(r) to Post-Effective Amendment No. 119, filed on
                            December 19, 2006 (File No. 2-34393).

                 (s)        Amended Janus Ethics Rules dated November 21, 2006 are
                            incorporated herein by reference to Exhibit 16(s) to
                            Post-Effective Amendment No. 119, filed on December 19, 2006
                            (File No. 2-34393).

                 (t)        Amended Janus Ethics Rules dated January 26, 2007 are
                            incorporated herein by reference to Exhibit 16(t) to
                            Post-Effective Amendment No. 120, filed on February 28, 2007
                            (File No. 2-34393).

                 (u)        Amended Janus Ethics Rules dated August 22, 2007 are
                            incorporated herein by reference to Exhibit 16(u) to
                            Post-Effective Amendment No. 121, filed on December 14, 2007
                            (File No. 2-34393).

                 (v)        Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC
                            revised June 1, 2007 is incorporated  herein by reference to
                            Exhibit 16(v) to Post-Effective Amendment No. 121, filed on
                            December 14, 2007 (File No. 2-34393).

                 (w)        Amended Janus Ethics Rules dated February 19, 2008 are
                            incorporated herein by reference to Exhibit 16(w) to
                            Post-Effective Amendment No. 122, filed on February 28, 2008
                            (File No. 2-34393).

                 (x)        Janus Ethics Rules, revised February 18, 2009, are filed
                            herein as Exhibit 16(x).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

     The Board of Trustees of Janus Investment Fund is the same as that of Janus Adviser Series and Janus Aspen Series. Each such Trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the three Trusts are substantially identical. Nonetheless, Janus Investment Fund takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective Trust.

ITEM 25. Indemnification

     Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

ITEM 26. Business and Other Connections of Investment Adviser

     The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statement(s) of Additional Information included in this Registration Statement.

     The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

                        Adviser/Affiliated Entity Name            Position(s) with Adviser
Name                    and Principal Business Address            or Affiliated Entity
----                    ------------------------------            ------------------------
Gary D. Black           Janus Capital Group Inc.(1)               Chief Executive Officer and Director
                        Janus Capital Management LLC(1)           Chief Executive Officer
                        Janus Management Holdings Corp.(1)        President and Director
                        Janus Services LLC(1)                     Executive Vice President
                        INTECH Investment Management LLC(2)       Working Director
                        Perkins Investment Management LLC(3)      Director

                        Adviser/Affiliated Entity Name            Position(s) with Adviser
Name                    and Principal Business Address            or Affiliated Entity
----                    ------------------------------            ------------------------
Daniel P. Charles       Janus Capital Management LLC(1)           Senior Vice President
                        Janus Services LLC(1)                     Senior Vice President
                        INTECH Investment Management LLC(2)       Working Director

Gregory A. Frost        Janus Capital Group Inc.(1)               Chief Financial Officer and Executive Vice
                                                                  President
                        Janus Capital Management LLC(1)           Chief Financial Officer and Executive Vice
                                                                  President
                        Janus Capital Asia Limited(4)             Director
                        Janus Capital International Limited(5)    Director
                        Janus Capital Singapore Pte. Limited(6)   Director
                        The Janus Foundation(1)                   Director
                        Janus Holdings LLC(1)                     Senior Vice President, Controller, and
                                                                  Director
                        Janus International Holding LLC(1)        Executive Vice President, Controller, and
                                                                  Director
                        Janus Management Holdings Corp.(1)        Chief Financial Officer, Executive Vice
                                                                  President, and Director
                        Janus Services LLC(1)                     Chief Financial Officer and Executive Vice
                                                                  President
                        Capital Group Partners, Inc.(7)           Chief Financial Officer, Executive Vice
                                                                  President, and Director
                        INTECH Investment Management LLC(2)       Vice President and Working Director
                        Perkins Investment Management LLC(3)      Executive Vice President and Director

Heidi W. Hardin         Janus Capital Management LLC(1)           General Counsel and Senior Vice President
                        Janus Services LLC(1)                     General Counsel and Senior Vice President

Kelley Abbott Howes     Janus Capital Group Inc.(1)               Chief Administrative Officer, General Counsel,
                                                                  and Executive Vice President
                        Janus Capital Management LLC(1)           Chief Administrative Officer and Executive
                                                                  Vice President
                        Janus Management Holdings Corp.(1)        Chief Administrative Officer, General Counsel,
                                                                  Executive Vice President, and Director
                        Capital Group Partners, Inc.(7)           Director
                        INTECH Investment Management LLC(2)       Vice President

                        Adviser/Affiliated Entity Name            Position(s) with Adviser
Name                    and Principal Business Address            or Affiliated Entity
----                    ------------------------------            ------------------------
Dominic C. Martellaro   Janus Capital Group Inc.(1)               Executive Vice President
                        Janus Capital Management LLC(1)           Executive Vice President
                        Janus Capital Funds Plc(5)                Director
                        Janus Capital Trust Manager Limited(8)    Director
                        Janus Services LLC(1)                     Executive Vice President

(1)  Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

(2) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

(3)  Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
     60606.

(4)  Principal address is ICBC Tower, 3 Garden Road, Suite 2506-11, Hong Kong,
     PRC.

(5) Principal address is CityPoint, 1 Ropemaker Street, 26th Floor, London EC2Y 9HT, England.

(6)  Principal address is Six Battery Road, Level 31, Singapore 049909.

(7)  Principal address is 525 Broadhollow Road, Melville, New York 11747.

(8) Principal address is Brooklawn House, Crampton Avenue/Shelbourne Road, Ballsbridge, Dublin 4, Ireland.

     The only business of INTECH Investment Management LLC (and its predecessors) and Perkins Investment Management LLC (and its predecessors) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

                        Subadviser/Affiliated Entity Name         Position(s) with Subadviser
Name                    and Principal Business Address            or Affiliated Entity
----                    ---------------------------------         ---------------------------
Adrian Banner           INTECH Investment Management LLC(1)       Co-Chief Investment Officer

Lance Campbell          INTECH Investment Management LLC(1)       Chief Financial Officer and Vice President

E. Robert Fernholz      INTECH Investment Management LLC(1)       Chief Investment Officer, Executive Vice
                                                                  President, and Working Director

Patricia Flynn          INTECH Investment Management LLC(1)       Chief Compliance Officer and Vice President

Robert A. Garvy         INTECH Investment Management LLC(1)       Chief Executive Officer and Working Director

Justin B. Wright        INTECH Investment Management LLC(1)       General Counsel, Vice President, and Secretary

Jennifer Young          INTECH Investment Management LLC(1)       Co-Chief Executive Officer, President, and
                                                                  Working Director

Ted Hans                Perkins Investment Management LLC(2)      Chief Operating Officer, Chief Compliance
                                                                  Officer, and Treasurer

Jeffrey R. Kautz        Perkins Investment Management LLC(2)      Chief Investment Officer

Tom Perkins             Perkins Investment Management LLC(2)      Director

Peter Thompson          Perkins Investment Management LLC(2)      Chairman of the Board and Chief Executive Officer

(1) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

(2)  Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
     60606.

ITEM 27. Principal Underwriters

     (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series, and Janus Adviser Series.

     (b) The principal business address, positions with Janus Distributors and positions with Registrant of Robin C. Beery, Stephanie Grauerholz-Lofton, David R. Kowalski, and Gibson Smith, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

Name                    Position(s) with Janus Distributors LLC
----                    ---------------------------------------
Gary D. Black           Executive Vice President
Robert W. Blakley       Vice President and Controller
Daniel P. Charles       Senior Vice President
Gregory A. Frost        Chief Financial Officer and Executive Vice President
Erich Gerth             Senior Vice President
Kelly F. Hagg           Vice President
Heidi W. Hardin         General Counsel and Senior Vice President
Nancy N. Holden         Vice President
Kelley Abbott Howes     Chief Administrative Officer and Executive Vice President
Karlene J. Lacy         Vice President

Name                    Position(s) with Janus Distributors LLC
----                    ---------------------------------------
Douglas J. Laird        Vice President
John J. Mari            Vice President
Dominic C. Martellaro   President
Michelle R. Rosenberg   Vice President
Russell P. Shipman      Senior Vice President
Robert A. Watson        Senior Vice President
James R. Yount          Senior Vice President

          Messrs. Black, Blakley, Charles, Frost, Gerth, Hagg, Laird, Mari, Martellaro, Shipman, Watson, and Yount and Mses. Hardin, Holden, Howes, Lacy, and Rosenberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

     (c)  Not Applicable.

ITEM 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 720 South Colorado Blvd., Denver, Colorado 80206-1929; Iron Mountain, 5155 E. 46th Avenue, Denver, Colorado 80216; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351; Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043; and Dresdner Bank AG, New York Branch, 1301 Avenue of the Americas, New York, New York 10019. Certain records relating to the day-to-day portfolio management of INTECH Risk-Managed Core Fund are kept at the offices of the subadviser, INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund are kept at the offices of the subadviser, Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

ITEM 29. Management Services

     The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 27th day of February, 2009.

                                        JANUS INVESTMENT FUND


                                        By: /s/ Robin C. Beery
                                            ------------------------------------
                                            Robin C. Beery, President and Chief
                                            Executive Officer

     Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003 ("Declaration of Trust"), a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                                      Date
---------                     -----                                      ----


/s/ Robin C. Beery            President and Chief Executive Officer      February 27, 2009
---------------------------   (Principal Executive Officer)
Robin C. Beery


/s/ Jesper Nergaard           Vice President, Chief Financial Officer,   February 27, 2009
---------------------------   Treasurer and Principal Accounting
Jesper Nergaard               Officer (Principal Financial Officer and
                              Principal Accounting Officer)



William F. McCalpin*          Chairman and Trustee                       February 27, 2009
---------------------------
William F. McCalpin


Jerome S. Contro*             Trustee                                    February 27, 2009
---------------------------
Jerome S. Contro


John W. McCarter, Jr.*        Trustee                                    February 27, 2009
---------------------------
John W. McCarter, Jr.


Dennis B. Mullen*             Trustee                                    February 27, 2009
---------------------------
Dennis B. Mullen


James T. Rothe*               Trustee                                    February 27, 2009
---------------------------
James T. Rothe


William D. Stewart*           Trustee                                    February 27, 2009
---------------------------
William D. Stewart


Martin H. Waldinger*          Trustee                                    February 27, 2009
---------------------------
Martin H. Waldinger


Linda S. Wolf*                Trustee                                    February 27, 2009
---------------------------
Linda S. Wolf


/s/ Stephanie Grauerholz-Lofton
--------------------------------------------
*By: Stephanie Grauerholz-Lofton
     Attorney-in-Fact
     Pursuant to Powers of Attorney dated April 11, 2008, as filed herein.

INDEX OF EXHIBITS

Exhibit Number      Exhibit Title
--------------      -------------
Exhibit 1(vv)       Certificate Redesignating Janus Mid Cap Value Fund
Exhibit 1(ww)       Certificate Redesignating Janus Small Cap Value Fund
Exhibit 1(xx)       Amendment to Certificate Redesignating Janus Mid Cap Value
                    Fund
Exhibit 1(yy)       Amendment to Certificate Redesignating Janus Small Cap Value
                    Fund
Exhibit 1(zz)       Certificate Redesignating INTECH Risk-Managed Stock Fund
Exhibit 1(aaa)      Certificate Redesignating Janus Fundamental Equity Fund
Exhibit 4(llllll)   Amended and Restated Investment Advisory Agreement for
                    Perkins Mid Cap Value Fund
Exhibit 4(mmmmmm)   Amended and Restated Investment Advisory Agreement for
                    Perkins Small Cap Value Fund
Exhibit 4(nnnnnn)   Sub-Advisory Agreement for Perkins Mid Cap Value Fund
Exhibit 4(oooooo)   Sub-Advisory Agreement for Perkins Small Cap Value Fund
Exhibit 8(bbbb)     Letter Agreement regarding Janus Services LLC Amended and
                    Restated Transfer Agency Agreement
Exhibit 8(cccc)     Second Amendment to the Janus Investment Fund Amended and
                    Restated Transfer Agency Agreement
Exhibit 8(dddd)     Letter Agreement regarding Janus Services LLC Amended and
                    Restated Transfer Agency Agreement
Exhibit 8(eeee)     Letter Agreement regarding Janus Services LLC Amended and
                    Restated Transfer Agency Agreement
Exhibit 10          Consent of PricewaterhouseCoopers LLP
Exhibit 15(c)       Powers of Attorney dated as of April 11, 2008
Exhibit 16(x)       Janus Ethics Rules, revised February 18, 2009